UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

ENHANCE SKIN PRODUCTS INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14c-5(g) and Rule 0-11(a)(4).

1)	Title of each class of securities to which transaction applies: Common Stock

2)	Aggregate number of securities to which transaction applies: 6,148,029 shares of common stock

3)
Per unit price or other underlying value of transaction computer pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

$.0115 per share determined by sale on November 8, 2012 as quoted by the OTCQB.

Total value of shares to be issued: $67,628
Fee per Rule 0-11(a)(4): $62.89

4)	Proposed maximum aggregate value of transactions: Total value of the transaction: $67,628

5)	Total fee paid: $62.89

☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid: ______________________________________________________________________________

2)	Form, Schedule or Registration Statement No.: ______________________________________________________________________________

3)	Filing Party: ______________________________________________________________________________

4)	Date Filed: ______________________________________________________________________________

ENHANCE SKIN PRODUCTS INC.
100 King Street West, 56th Floor,
Toronto, Ontario M5X 1C9, Canada

Registrant’s telephone number, including area code: (416) 644-8318

Copies of all communications, including all
communications sent to the agent for
service of process, should be sent to:

Thomas E. Stepp, Jr.
Stepp Law Corporation
15707 Rockfield Blvd., Suite 101
Irvine, California 92618
Telephone: (949) 660-9700
Facsimile: (949) 660-9010
Email: tes@stepplawgroup.com

ENHANCE SKIN PRODUCTS INC.
100 King Street West
56th Floor
Toronto, Ontario M5X 1C9, Canada

NOTICE OF ACTIONS TO BE TAKEN PURSUANT TO WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

December 10 , 2012

Dear Shareholder:

The attached Information Statement (the “Information Statement”) is furnished by Enhance Skin Products Inc. (the "Company," “we,” “our,” or "ESP") to inform our stockholders of certain actions specified below (the “Actions”), which were taken by certain of our stockholders who hold a majority of the shares of our outstanding common stock, in lieu of a special meeting of our stockholders in connection with the Actions, which are:

●
to amend our Articles of Incorporation by Amended and Restated Articles of Incorporation (the “Amendment”) to effectuate a 1 for 50 reverse stock split of the Company's outstanding common stock (the “Reverse Stock Split”);

●	to enter into an Agreement and Plan of Merger with Age Reversal, Inc. a Maryland corporation (“ARI”), pursuant to which ARI will be merged with and into us (the “Merger Agreement”);
●	to enter into an Amendment to the Merger Agreement, pursuant to which certain provisions of the Merger Agreement were amended (the “Merger Agreement Amendment”); and
●	to amend our Articles of Incorporation by the Amendment to change our name from Enhance Skin Products Inc. to Enhanced Life Technologies, Inc. (the “Name Change”).

We have adopted the Actions by the written consent of our stockholders holding a majority of the voting power of our outstanding common stock.  The Actions have been made in connection with our intended merger with ARI (the “Merger”).  The Merger constitutes a reverse merger, pursuant to which we will be the surviving entity.  A change of control of the Company will occur, and our current stockholders will experience substantial dilution of their ownership interests in the Company.

Our Board of Directors approved and recommended, on June 19, 2012, pursuant to a written consent dated June 19, 2012 that (i) the Amendment and (ii) our entry into the Merger Agreement be accepted.  Samual Asculai, Drasko Puseljic, and Biostrategies Consulting Group Inc. (owned by Samuel Asculai), who beneficially own in the aggregate 27,500,000 shares of our common stock, representing approximately 51.6% of the voting power of our outstanding common stock (the “Consenting Shareholders”), approved (i) the Amendment and (ii) the Merger Agreement, pursuant to a written consent on June 19, 2012.  Additionally, on August 31, 2012, our Board of Directors approved and recommended, pursuant to a written consent dated August 31, 2012, that the Merger Agreement Amendment be approved.  On August 31, 2012, the Consenting Shareholders approved the Merger Agreement Amendment pursuant to a written consent.  If the Actions were not adopted by written consent of our stockholders holding a majority of our outstanding shares of our common stock, the Actions would have been required to be considered by our stockholders at a special or annual stockholders' meeting convened for the specific purpose of approving the Actions.

The Amendment and the Merger will be effective upon the filing of the appropriate Articles of Merger with the Nevada Secretary of State, which can occur no earlier than twenty (20) calendar days after we mail the Information Statement to our stockholders.

The elimination of the requirement for a special or annual meeting of our stockholders to ratify or approve the Actions is authorized by the Nevada Revised Statutes (the "NRS") and our Bylaws, which provide that the written consent of stockholders holding at least a majority of the voting power of our outstanding common stock may be substituted for such a special or annual meeting.  To eliminate the costs and management time involved in holding a special or annual meeting and to effect and ratify the Actions as soon as possible to accomplish the purposes of the Company, our Board of Directors voted to utilize the written consent of stockholders holding a majority of our outstanding shares of common stock.

The record date established by the Company for purposes of determining the number of outstanding shares of our common stock and, therefore, such voting power regarding the (i) Amendment and (ii) Merger Agreement is June 19, 2012 (the " First Consent Record Date").  The record date established by the Company for purposes of determining the number of outstanding shares of our common stock and, therefore, such voting power voting the Merger Agreement Amendment is August 31, 2012 (the “Second Consent Record Date”).

The Information Statement is prepared and delivered to our stockholders to satisfy the requirements of Section 78.390 of the NRS. The Information Statement will be mailed on or about  December 11, 2012, to holders of record of our common stock as of the close of business on  December 11, 2012. The Company had 53,250,000 shares of its common stock outstanding as of each Consent Record Date. The Company has no shares of preferred stock authorized.

NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The control share acquisition and dissenter’s rights provisions of Chapter 78 of the NRS are not applicable to the Reverse Stock Split or the Name Change, but those dissenter’s rights are applicable to the Merger. Accordingly, our stockholders have no dissenters’ rights in connection with the Reverse Stock Split or the Name Change, but our stockholders have such rights in connection with the Merger.

The Company is distributing the Information Statement to its stockholders in full satisfaction of any notice requirements it may have pursuant to the NRS.  No additional action will be undertaken by the Company with respect to the receipt of the written consents.

STOCKHOLDERS OF THE COMPANY ARE ENTITLED TO DISSENT FROM THE MERGER OF OUR COMMON STOCK AND OBTAIN PAYMENT OF THE FAIR VALUE OF THEIR SHARES OF OUR COMMON STOCK, IF AND WHEN THE ACTIONS ARE EFFECTUATED.  STOCKHOLDERS DESIRING TO EXERCISE THEIR DISSENTERS’ RIGHTS MUST COMPLY WITH SPECIFIC PROVISIONS OF THE NRS, WHICH ARE SPECIFIED IN APPENDIX D TO THE INFORMATION STATEMENT.

Please read this Notice and the Information Statement carefully and completely. The Information Statement specifies the terms of the Actions.  Although you will not have an opportunity to vote on the approval of the Reverse Stock Split, the Name Change or the Merger, the Information Statement specifies important information about the Reverse Stock Split and the Merger.

By Order of the Board of Directors

/s/ Samuel S. Asculai
Samuel S. Asculai,
Chairman and Chief Executive Officer

Important Notice Regarding the Availability of the Information Statement materials in connection with this Notice.

The Information Statement is available online at www.sec.gov.

THIS INFORMATION STATEMENT

This Information Statement is being furnished to stockholders of ESP in connection with the approval by holders of a majority of our outstanding common stock of the following actions in lieu of a special meeting of those stockholders (the “Actions”):

●	to enter into a written Agreement and Plan of Merger with Age Reversal, Inc., a Maryland corporation (“ARI”) pursuant to which ARI will be merged with and into us (the “Merger Agreement”);

●	to enter into a written Amendment of the Merger Agreement, pursuant to which certain provisions of the Merger Agreement were amended (the “Merger Agreement Amendment”);

●	to amend our Articles of Incorporation to effectuate a 1 for 50 reverse split of the Company’s outstanding shares of common stock (the “Reverse Stock Split”); and

●	to amend our Articles of Incorporation to change our name to Enhanced Life Technologies, Inc. (the “Name Change”).

Written Consents of Shareholders Holding a Majority of the Shares of ESP’s Outstanding Common Stock

ESP has adopted the Actions (specified in more detail in this Information Statement) by the written consents of its stockholders holding a majority of our outstanding common stock.  Specifically, the Actions were approved by Samuel Asculai, Drasko Puseljic, and Biostrategies Consulting Group, Inc. (owned by Samuel Asculai), who, collectively, own 27,500,000 (approximately 51.6%) of the outstanding shares of common stock of ESP.

The Actions have been made pursuant to ESP’s intended merger with ARI (the “Merger”).  The Merger constitutes a reverse merger, pursuant to which ESP will be the surviving entity.  As a result of the Merger, a change of control of ESP will occur, and current ESP stockholders will experience substantial dilution of their ownership interests of ESP.

The elimination of the requirement for a special or annual meeting of stockholders to ratify or approve the Actions is authorized by the Nevada Revised Statutes (the "NRS") and ESP’s Bylaws, which provide that the written consent of ESP’s stockholders holding at least a majority of our outstanding common stock may be substituted for such a special or annual meeting of those stockholders.  To eliminate the costs and management time involved in holding a special or annual meeting and to effect or ratify the Actions as soon as possible to accomplish the purposes of ESP, our Board of Directors voted to utilize the written consents of stockholders holding a majority of our outstanding common stock.

ESP is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have pursuant to the NRS.  No additional action will be undertaken by ESP with respect to the receipt of the written consents.

QUESTIONS AND ANSWERS

The following are some questions that you, as a stockholder of ESP, may have regarding the Merger, the Reverse Stock Split, and the Name Change.  We urge you to read the remainder of this Information Statement carefully, because the information in this section does not provide all of the information that might be important to you with respect to the Merger, the Reverse Stock Split, and the Name Change.  Additional important information is also specified in the appendices to this Information Statement.

Q:         WHY ARE WE SENDING OUR STOCKHOLDERS THIS INFORMATION STATEMENT?

A:         ESP is mailing this Information Statement to notify its stockholders that the following actions have been adopted by written consent of a majority in interest of its stockholders in lieu of a special meeting of its stockholders:

●	the Merger Agreement with ARI;

●	the Merger Agreement Amendment with ARI;

●	the amendment of our Articles of Incorporation to effectuate a 1 for 50 reverse split of our outstanding shares of common stock; and

●	the amendment of our Articles of Incorporation to change our name from Enhance Skin Products Inc. to Enhanced Life Technologies, Inc.

Approval of the Merger and those amendments to our Articles of Incorporation required the affirmative vote of a majority of all issued and outstanding shares of our common stock.

Q:          DO I VOTE?

A:          No.  We are not asking you for a proxy.  This Information Statement is being sent to you in satisfaction of the notice requirements of Nevada law.

Q:          WHAT IS THE CURRENT BUSINESS OF ARI?

A:         Age Reversal, Inc., a Maryland corporation, was established to engage in the business of promoting, marketing, selling and distributing certain products which may enhance the quality of life and, possibly, ease the discomfort associated with the mental and physical ailments that result from the aging process.  The products that ARI desires to promote, market, sell and distribute are, primarily, nutraceuticals and beverages that may assist in the prevention of chronic disease and provide other health benefits beyond general nutrition.  As of the date of this Information Statement, ARI does not promote, market, sell or distribute any products.

Q:          WHY IS ESP CONSIDERING THE MERGER?

A:          Our Board of Directors has evaluated the financial condition of ESP and the prospects for our future.  Our Board of Directors has determined that the outlook for ESP pursuant to its existing business plan is not good, and the interests of our shareholders might be better served by restructuring ESP or its business.  Our Board of Directors believes that the business prospects of ARI are well suited to our business.

Q:          WHY IS ARI CONSIDERING THE MERGER?

A:         ARI is considering the Merger to provide its shareholders with greater liquidity through the public stock market.  Management of ARI believes that the business operations of ARI, which would be those of a public company, should have greater access to capital markets for the development of products and services.  ARI believes that as a result of having its operations in ESP, a public company, ESP’s common stock may be used as consideration to finance expansion of those operations.  After the Merger, ARI shareholders may also have a better ability to liquidate their existing investments in ARI, as they will own stock in a public company.

Q:         WHO CAN HELP ANSWER MY QUESTIONS?

A:         If you have any questions regarding the matters specified in this Information Statement or if you would desire additional copies of this Information Statement, you should write to Enhance Skin Products Inc., 100 King Street West, 56th Floor, Toronto, Ontario, Canada M5X 1C9 or call Samuel Asculai, at ESP’s corporate offices at (416) 644-8318.

SUMMARY

The following is a summary of certain information specified elsewhere in this Information Statement.  The following summary is not intended to be complete and is qualified in its entirety by reference to the more detailed information specified in this Information Statement and in the attached appendices.  You are urged to review the entire Information Statement and those appendices carefully.  References in this summary and throughout this Information Statement to "we," “our,” "us," "ESP" or the "Company" refer to Enhance Skin Products Inc. and its subsidiary, Enhance Skin Products (Canada) Limited.  References in this summary and throughout this Information Statement to "ARI" refer to Age Reversal, Inc.  References in this summary and throughout this Information Statement to the “Merger Agreement”, unless specified otherwise, shall refer to and include the Merger Agreement proper and the Merger Agreement Amendment. ESP has furnished all information specified in this Information Statement relating to ESP, and ARI has furnished all information in this Information Statement relating to ARI.  Neither ESP nor ARI makes any representation as to information specified herein furnished by the other company.

The Merger Agreement (see “The Merger Agreement” on Page 50)

On June 19, 2012, we entered into a written Agreement and Plan of Merger with Age Reversal, Inc., a Maryland corporation (“ARI”) (the “Merger Agreement”).  A copy of the Merger Agreement is attached to this Information Statement as Appendix A.  On August 31, 2012, we entered into a written Amendment to Agreement and Plan of Merger with ARI, pursuant to which certain provisions of the Merger Agreement were amended (the “Merger Agreement Amendment”).  A copy of the Merger Agreement Amendment is attached to this Information Statement as Appendix B.  We encourage you to read the entire Merger Agreement (including the Merger Agreement Amendment) carefully, as it is the principal document regarding the Merger.

Effects of the Merger (see “Effects of the Merger” on Page 47)

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, ARI will merge with and into ESP, and ESP will remain as the surviving corporation (the “Merger”).  We expect that the existing stockholders of ESP and the former stockholders of ARI will own approximately 20% and 80%, respectively, of the outstanding shares of ESP common stock following the Merger.  ARI will be the accounting survivor and a majority of the surviving business operations; provided, however, ESP will be the surviving legal entity and ARI will cease to exist as a separate entity.  Also, upon the effectiveness of the Merger, the Reverse Stock Split will occur and our name will change to Enhanced Life Technologies, Inc.  The Merger will result in a change of control of the beneficial ownership of ESP’s common stock.

Consideration to be paid in the Merger (see “ACTION ONE: THE MERGER – General” on Page 45)

If the Merger is completed, the ARI stockholders will receive 6,148,029 shares of ESP common stock.  Additionally, ESP will assume certain warrant obligations of ARI and will issue to certain persons and entities affiliated with ARI warrants to purchase 1,193,124 shares of our common stock at a per share exercise price equal to the average trading price of our common stock for the ten trading days immediately preceding the date of exercise of those warrants.  Those warrants will expire on June 25, 2017.

Conditions to Consummation of the Merger (see “Conditions to Consummation of the Merger” on Page 54)

In order to complete the Merger, in addition to other, routine conditions relating to transactions similar to the Merger, ESP must amend its Articles of Incorporation to effectuate the Reverse Stock Split and the Name Change.

Completion of the Merger (see “Effective Date” on Page 51)

We plan to complete the Merger as soon as possible after the mailing of this Information Statement to our stockholders, subject to the satisfaction or waiver of the conditions specified in the Merger Agreement.  Although we cannot predict exactly when all of those conditions will be satisfied or waived, we hope to complete the Merger during the 3rd fiscal quarter of our fiscal year ending April 30, 2013.

Termination of the Merger Agreement (see “Termination of the Merger Agreement” on Page 55)

The Merger Agreement may be terminated:

●	By either ARI or ESP, if the Merger is not completed on or before October 31, 2012, or such later date as ARI and ESP may mutually agree.

●	By either ARI or ESP, if there has been a material misrepresentation, breach of warrant or breach of covenant by the other; or

●
By either ARI or ESP, if there shall have been a material adverse change in the financial condition of the other, or if an event shall have occurred which, as far as reasonably can be foreseen, would result in any such change.

Doubt Regarding ARI’s ability to continue as a Going Concern (see “Losses Since Inception and Doubt Regarding Ability to Continue as a Going Concern” on Page 37)

ARI’s auditors have issued an opinion regarding ARI’s ability to continue as a going concern.

Consents of Shareholders Regarding the Actions (see “Written Consents of Shareholders Holding a Majority of the Shares of ESP’s Outstanding Common Stock” on Page 6)

The Actions were approved by the written consents of shareholders owning a majority of the outstanding shares of common stock of ESP.  The Actions were approved by Samuel Asculai, Drasko Puseljic, and Biostrategies Consulting Group Inc. (owned by Samuel Asculai), who, collectively, own 27,500,000 (approximately 51.6%) of the outstanding shares of common stock of ESP.

Fairness of the Merger (see “Fairness” on Pages 56 and 57)

Our Board of Directors has not contracted with any financial advisor or other consultant for the purpose of obtaining a fairness opinion regarding the transactions contemplated pursuant to the Merger Agreement.  Our Board of Directors considered and approved the Merger Agreement and has determined that the terms of the Merger Agreement are fair to and in the best interests of ESP and its stockholders.

Dissenters' Rights Regarding the Merger (see “RIGHTS OF DISSENTING SHAREHOLDERS” on Pages 83 through 86, inclusive)

Our stockholders are entitled to dissenters' and appraisal rights pursuant to Nevada law as those rights pertain to the Merger.

Reasons For the Merger (see “Reasons for the Merger” on Pages 48 through 49)

Our Board of Directors has evaluated the financial condition of ESP and the prospects for our future.  Our Board of Directors has determined that the outlook for ESP pursuant its existing business plan is not good and the interests of our shareholders might be better served by restructuring ESP or its business.  Our management believes that the business prospects of ARI are well suited to our business.

Management of ESP After the Merger (see “Management of ESP After the Merger” on Pages 57 through 61, inclusive)

ESP has agreed that, as of the effective date of the Merger, the members of the Board of Directors of ESP shall resign, except for Samuel S. Asculai and Donald Nicholson.  Samuel S. Asculai and Donald Nicholson, as the then directors of ESP, will appoint Kenneth Weiss, John Nelson (Chairman), and Mark Mansfield to serve as members of our Board of Directors until the next annual meeting of our stockholders.  The newly comprised Board of Directors will elect Mark Mansfield as Chief Executive Officer and President; Samuel S. Asculai as Chief Science Officer and Secretary; Douglas Lee as Chief Financial Officer and Treasurer; and John R. Nelson as Chairman of our Board of Directors.

What you will receive pursuant to the Merger (see “Consequences to Our Shareholders” on Pages 46 and 47)

You will retain ownership of your shares of our common stock, but your ownership percentage of the Company will be decreased when shares of the Company’s common stock are issued to holders of ARI shares of common stock pursuant to the Merger.

Affiliates of ESP will receive shares of our common stock upon closing of the Merger (see “Issuance of Common Stock to Certain ESP Affiliates” on Page 51)

Samuel Asculai, Christopher Hovey, and Drasko Puseljic have provided various employment and consulting services to the Company and have not been compensated for those services.  As compensation for those services, at the closing of the Merger, ESP shall issue to:

●	Samuel Asculai 246,124 shares of ESP’s common stock;
●	Christopher Hovey 146,277 shares of ESP’s common stock; and
●	Drasko Puseljic 286,124 shares of ESP’s common stock.

Affiliates of ARI who are not ARI stockholders will receive Warrants to purchase shares of ESP’s common stock as a Result of the Merger (see “ACTION ONE: THE MERGER – General” on Pages 45 and 46)

California Capital Partners, LLC, a Delaware limited liability company (“CalCap”), shall receive warrants to purchase 91,764 shares of our common stock at an exercise price equal to the average trading of our common stock for the 10 trading days immediately preceding the date of exercise of those warrants (the “CalCap Warrants”).  The CalCap Warrants will expire on June 25, 2017.

Additionally, Global Capital Markets, Inc., registered with FINRA as a broker dealer through its wholly owned subsidiary GCMI Securities Corp. (“Global”), as compensation for Global’s services in connection with the Merger, shall receive from ARI a fee in the amount equal to 9/10 of 1% of the “net” book value of ARI on the Effective Date, which book value is anticipated to be approximately $360,000.

The Implications of the Merger for ESP’s Current Business (see “Post Merger Business of ESP” on Page 47)

After the Merger, ESP will continue to conduct its business and conduct ARI’s business.

The Accounting Treatment for the Merger (see “Accounting Treatment” on Page 62)

Pursuant to the generally accepted accounting principles, the Merger will be accounted for as a reverse acquisition, with ESP as the surviving (acquiring) entity.  ARI will be the accounting survivor and the assets and liabilities of ARI will be carried forward by ESP at historical costs.

The Intended Federal Income Tax consequences of the Merger (see “Federal Income Tax Consequences” on Page 63)

For federal income tax purposes, we intend for the Merger to qualify as reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the “Code”).  As such, the Merger will qualify as a tax-free exchange with respect to the issuance of the Company's shares of common stock in exchange for all of the outstanding shares of ARI’s common stock.  ESP will be the surviving corporation, and ARI’s existence as a separate entity will cease.

No Regulatory Approval Required Regard Merger (see “Regulatory Approval” on Page 62)

ESP and ARI each believe that no regulatory approvals are or will be required in connection with the Merger.

ESP’S Common Stock shall continue to be quoted on the OTCQB quotation system maintained by the Pink Sheets after the Merger (see “Continued Quotation of Our Stock Prices on the OTCQB” on Page 62)

Currently, the prices of our common stock are quoted on the OTCQB.  The completion of the Merger and the Reverse Stock Split should have no effect on the quotation of those prices on the OTCQB.

If the Merger is not Consummated (see “Termination of the Merger Agreement” on Page 55)

ESP currently has no other present plans or intentions to enter into another merger transaction, if the Merger is not completed.

Risk Factors (see “Risks Relating to the Merger” on Pages 70 through 73, inclusive)

There are various risks related to the Merger, including the following:

●	ARI has not experienced substantial growth during the past 2 years and has an accumulated deficit of approximately $1,635,191 as of September 30, 2012;

●
Our expectations for ARI’s business may never be realized, as a result, there may be a decrease in the price of our common stock, which would adverse effect the value of our common stock owned by our shareholders;

●	Our current stockholders are subject to immediate and substantial dilution of their ownership interests in ESP; and

●	Our current stockholders are subject to immediate and substantial dilution of their ownership interests in ESP; and

●	ARI is a development stage company and has had no revenue since its formation.

Reasons for the Reverse Stock Split (see “Reasons for the Reverse Stock Split” on Page 63)

The Reverse Stock Split is appropriate to reduce the number of outstanding shares of the Company’s common stock giving effect to the Merger, so as to provide a more realistic capitalization for the Company.

Reason for the Name Change (see “Reason for the Name Change” on Page 69)

On the consummation of the Merger, the Company will enter into a market which may include products other than skin based products.  Accordingly, our Board of Directors believes that the name Enhanced Life Technologies, Inc. will better portray and convey the Company’s business after the consummation of the Merger.

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION

This Information Statement specifies certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and businesses of ESP and ARI and the effect of the Merger.  Forward-looking statements consist of any statement other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as "may," "expect," “likely,” “possible,” “should,” “could,” “might,” "anticipate," "estimate" or "continue" or use of negative or other variations or comparable terminology.  Because such statements are subject to risks and uncertainties, actual results may differ materially from historical results and those presently anticipated or projected.  ESP’s stockholders are cautioned not to place undue reliance on such statements, which speak only as of the date hereof.  Among the factors that could cause actual results in the future to differ materially from any opinions or statements expressed with respect to future periods are those described in the section of this Information Statement entitled "Risk Factors."  Neither ESP nor ARI undertakes any obligation to release publicly any revisions to such forward-looking statements so as to specify events or circumstances after the date hereof or the occurrence of unanticipated events.

THE COMPANIES

Enhance Skin Products Inc.

Enhance Skin Products Inc. (formerly Zeezoo Software Corp.) was originally incorporated under the laws of the state of Nevada on November 14, 2006.

Pursuant to an Asset Purchase Agreement by and between Zeezoo Software Corp. (“Zeezoo”) and Enhance Skin Products Inc., a privately owned Ontario corporation (“Enhance Private”), which closed on August 14, 2008, Zeezoo acquired all of the intellectual property and certain liabilities of Enhance Private. In addition to shares issued for the asset purchase and the cancellation of certain securities of the Company, Enhance Private acquired approximately 57.6% of the issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), of Zeezoo.  On August 28, 2008, Zeezoo changed its name to Enhance Skin Products Inc.

For the 3 months ended July 31, 2012, we had no revenue and a loss of $61,090.  For the fiscal year ended April 30, 2012, we had revenue of $294 and a loss of $803,385.  For the fiscal year ended April 30, 2011, we had revenue of $5,399 and a loss of $1,029,411.

The Company is a developer of cosmeceutical products marketed using its Visible Youth trademark. Cosmeceuticals are topically applied products containing ingredients that influence the biological function of skin and can be described as a combination of cosmetics and pharmaceuticals. These products may improve the appearance and condition of the skin by delivering nutrients or protectants necessary for healthy skin.

The market for cosmeceutical products is driven by the increasing desire of customers to look good, coupled with an aging population and the growing availability of high-performance cosmetics. Older consumers in particular, who are no longer willing to accept the inevitability of the onset of the visible effects of aging, are increasingly demanding anti-aging products. Women over the age of 50 are the main target population for cosmeceutical manufacturers.

The Visible Youth skin care line utilizes high purity, medical-grade hyaluronan (also called hyaluronic acid or HA) of specific molecular size to deliver hydration to the skin.  The Visible Youth brand also contains products that are proprietary (patent pending) synergistic formulations of two or more active ingredients that include specific, medical-grade hyaluronan.  Visible Youth is formulated to help improve the healthy appearance and feel of skin and address the loss of HA-water complex, a natural component of the skin without which the underlying structure of skin collapses.  Visible Youth is formulated to help restore the skin’s natural supply of HA-water complex and works to rehydrate the skin at the cellular level. Visible Youth utilizes the same unique fraction of hyaluronan as a topical drug delivery product to deliver its active ingredient through to the dermis.  In the case of Visible Youth, the ingredient that we deliver is water for deep hydration.

Employees

Currently, we have no employees.

Products

Hyaluronan, which is the basis of all Visible Youth products, is a naturally occurring sugar polymer of central biological importance.  Hyaluronan is present in every tissue of the body.  It has many functions, including stimulating the tissue’s water retention capabilities.  3% of the human body, by dry weight, is composed of HA.  For example, hyaluronan is found in the eyes and keeps them round, and it is found in joints as part of the synovial fluid and acts as a lubricant and shock absorber. However, 56% of the HA in human bodies is located in the skin, where it helps retain moisture and structure. Together with collagen and elastin, HA forms the cement that holds cells together.

Studies have shown (Stern, RJ, 2006, Hyaluronan: Key to Skin Moisture, 246-277, In: Dry Skin and Moisturizers, Loden, M and HI Maibach Eds.) that fragmentation of the HA polymer generates size-specific pieces, or oligomers, with widely differing biological activities. However, it is difficult to synthesize HA free of contaminating glycoprotein, lipids and other tissue material in the laboratory. In spite of these drawbacks, many cosmetic and cosmeceutical manufacturers continue to incorporate “cosmetic grade” HA into their products and claim certain beneficial effects for their products. This grade of HA can be impure and ill-defined as to molecular size and biological activities and can, therefore, be less effective.

Dr. Samuel Asculai, our Chief Executive Officer and President, has, in the course of his career, worked to define the size and purity of the HA molecule that would result in maximum hydration, dermal delivery, systematic targeting and safety. His work has resulted in more than 30 patents defining the discovery of what we believe is a HA oligomer of extremely high purity that provides the hydrating, delivery and targeting characteristics not found in “cosmetic grade” HA. The Visible Youth line is the product of Dr. Asculai’s work.

The Visible Youth skin care line, currently, has six products, all of which use medical grade HA and are hypoallergenic, non-irritating, fragrance free, non-comodegenic, non-occlusive and oil free:

Visible Youth Revitalizing Skin Formula:
Topical treatment of all areas of the face and neck. Replenishing hyaluronan helps to restore, correct and maintain the skin’s optimal moisture balance. Fine and deep lines are diminished over time, while the skin’s tone, texture, color and radiance are improved. This leaves the individual with healthier, more youthful looking skin.

Visible Youth™ Revitalizing Eye Zone Gel:
Addresses the delicate needs of the skin around the eye area. An ultra-light gel combining the hydrating benefits of hyaluronan, collagen and glycerin with the healing and antioxidant properties of Vitamin E. It is a safe non-irritating gel that reduces puffiness, smoothes fine lines and improves the elasticity and texture of skin.

Visible Youth Revitalizing Moisturizer:
Containing the our specific HA fraction and other healthy emollients, this unique cream delivers hydrating nutrition to the skin and neck and is particularly effective when used after Visible Youth Skin Revitalizing Formula.

Visible Youth Revitalizing Cleanser:
A mild, non-soap and non-alkaline gel, Revitalizing Cleanser is formulated for all skin types to remove impurities gently without breaking the acid mantle of the skin.

Visible Youth Healing Complex:
A proprietary (patent pending) synergistic formulation of two active ingredients that delivers a restorative formula to treated skin following a professional skin resurfacing procedure.  Developed for use at home, the Healing Complex acts as a humectant in combination with bioactive ceramic micro-particles to aid in healing.  The Healing Complex also provides anti-microbial and anti-inflammatory properties, while actively helping to attenuate redness.

Visible Youth Healing Complex Plus 3% Lidocaine:
For physician use only, this is the Healing Complex with 3% Lidocaine added to be applied immediately after a professional skin-resurfacing procedure.  Lidocaine helps relieve pain and discomfort while decreasing irritation.

Intellectual Property and Patent Protection

At present, we have the following registered patents and trademarks:

Patent Applications

Title of Invention	Country	Status	Application No.	Filing Date

Cosmetic Composition for the Treatment of Skin and Methods Thereof	Patent Cooperation Treaties (“PCT”)	Application	PCT/CA2007/001565	July 9, 2007

Trademarks
Trademark	Country	Registration No.	Classes	Status

Visible Youth	United States	3139439	03	Granted/Registered
Visible Youth	Australia	768865	03, 05	Granted/Registered
Visible Youth	Canada	A393144	03, 05	Granted/Registered
Visible Youth	France	1590434	03, 05	Granted/Registered

Visible Youth	Japan	2457750	03	Granted/Registered
Visible Youth	Norway	219947	03, 05	Granted/Registered
Visible Youth	Switzerland	508958	03, 05	Granted/Registered
Visible Youth	EU Community	002984367	03, 05	Granted/Registered

Our trademarks registrations are granted for a specific period in each jurisdiction, and those registrations may be maintained indefinitely by renewing them periodically.  Generally, our trademark registrations are renewable every 5 to 10 years, depending on the particular jurisdiction.

Government Approval of Principal Products

We are not required to obtain government approval of our products.

Effect of Existing Governmental Regulations on our Business

Our operations and products are subject to the United States Federal Food Drug and Cosmetic Act (the “FDNC”).  The FDNC is a set of laws passed by Congress giving authority to the United States Food and Drug Administration to oversee the safety of food, drugs, and cosmetics.  Generally, the FDNC prohibits the manufacture, labeling or introduction into interstate commerce of any cosmetic that is adulterated or misbranded.

Also, we are subject to the provisions of the International Nomenclature of Cosmetic Ingredients (“INCI”).  INCI is the official dictionary for cosmetic ingredients.  Pursuant to INCI, manufacturers of cosmetic ingredients are required to submit all new ingredients for registration in the INCI system.  Accordingly, to comply with legal labeling requirements, we are required to use the official INCI name of the ingredients on our labels.

Product Development

We have developed a number of additional products, which include an anti-aging cream, wrinkle cream, toner and facial mist.  We plan to develop additional products for different skin tones.

Research and Development Activities

During our last two fiscal years, we have not conducted any research and development activities.

Markets

Cosmeceutical products with therapeutic elements in their compositions enjoy increased popularity in worldwide markets.  As a greater number of women visit dermatologists and express concern about the health of their skin, cosmeceuticals provide answers to their cosmetic and health needs.  Products such as anti-aging creams, tanning lotions and shampoos are beginning to incorporate medicinal grade ingredients and nutritional supplements to improve their efficiency and respond to market demand.

Aging baby boomers (those born between 1946 and 1964) are a driving force of this trend.  As they age, this segment of the population is more willing to pay to repair the signs of aging and skin damage.  The Company targets this age group generally (as studies have shown that men are only slightly less likely to pay a premium for cosmeceuticals tailored to their specific requirements) with few demographic restrictions, with a prospective customer base in North America, Europe and Asia.

Our targeted consumers represent a potential market for our cosmeceutical products, as they (i) are better educated than previous generations, (ii) possess more disposable income than their predecessors, and (iii) are receptive to new ideas and technology.  Those targeted consumers are able to access Visible Youth products by convenient online and offline access.

It was our original plan to reach our targeted consumers by a direct dispense method; that is selling the Visible Youth products, using the services of independent aesthetic sales representatives, exclusively through physician offices, medical spas and licensed aestheticians, and supplemented by online sales, with appropriate credit paid to referring physicians and aestheticians.  Accordingly, initial production and our website shopping cart were completed in June 2009.

During the second half of 2009, it became apparent that, due to the recession, a direct dispense method in the United States was changing.  Because of the attrition of funding sources, aesthetic sales representatives had to commit increased time and effort to activities other than direct dispense marketing activities, making them reluctant to spend time promoting the sale of lower commission products, such as cosmecueticals. This, coupled with the reticence of patients to pay premium prices for unfamiliar brands, made it difficult for the Company to recruit independent sales representatives. Sales representatives who did join the Company reported that physician offices were reducing product offerings, due to the economic situation.

As a result, in spite of concerted efforts, attempts to generate Visible Youth product sales by a direct dispense method have, thus far, been unsuccessful. Management of the Company has concluded, therefore, that the Company should re-position the Visible Youth product line in North America, so as to be able to pursue a direct to consumer (“DTC”) marketing program, in addition to a re-focused professional, direct dispense method.

Distribution Methods and Marketing Strategy

Direct to Consumer (“DTC”)

To help us create a DTC program with the goal of an average 75% gross profit margin, we intend to attempt to access affiliate networks utilizing new communication methods such as blogs, web-based social networks (Facebook, Twitter), email, etc., to introduce, and acquire customers for the selected Visible Youth DTC products. This will require modification to and expansion of the Shopping Cart on the current Visible Youth web-site     (www.visibleyouth.com ). In addition, we intend to explore electronic retail DTC networks, such as the Home Shopping Network, QVC, and ShopNBC, to increase brand recognition and generate sales of our DTC products.

The Visible Youth DTC products will consist of the existing Revitalizing Skin Formula, Revitalizing Eye Zone Gel, Revitalizing Moisturizer and Cleanser products.  Current containers and cartons will be utilized until inventory is depleted, at which time we will use less costly packaging.

Direct Dispense (Professional)

We intend to utilize our direct dispense efforts for The Healing Complex Plus 3% Lidocaine and The Healing Complex, but with the new Visible Youth “Professional” brand.  We intend to add the bioactive Vitryxx and a high level SPF to the Revitalizing Skin Formula, the Eye Zone Gel and the Moisturizer, so that all 4 Visible Youth “Professional” products will contain Vitryxx in combination with HA. Additionally, we may offer a 16 ounce jar of The Healing Complex Plus 3% Lidocaine for physician office use.  Additional Visible Youth “Professional” products may be developed, such as a mask including HA and Vitryxx.

To utilize The Healing Complex as the basis of skin resurfacing products, we must complete a limited clinical evaluation. As we have insufficient funds, this clinical evaluation has not been done.  If the clinical evaluation is successful, it will assist in establishing the credibility necessary to approach to physicians.  Our initial direct dispense efforts will be the aesthetics practices of dermatologists who are familiar with Solaraze, the prescription dermatology product that utilizes the same fraction of hyaluronan as Visible Youth, to deliver its active ingredient to the dermis.

International

Through the efforts of a Singapore based sale agent for Asia, we have been approached by parties who are interested in establishing regional operations, which will finalize the packaging process for our products, including filling the containers in which our products are offered, so as to reduce the considerable costs of shipping products to Asian customers. It is our plan to attempt to establish relationships with 1 on 2 filling parties in Asia, so that we can send finished ingredients in bulk to Asia to be filled locally. We intend to pursue a similar strategy for Europe.

Strategy

Our marketing strategy is to develop and market a complete line of cosmeceutical products, the main active ingredient of which is HA. All Visible Youth products are intended to be priced competitively with higher quality products and brands.

Our marketing efforts will continue to be focused on defining clearly our message of highly effective skin hydration to create user awareness and demand for our products and establish the Visible Youth brand as a pioneer and leader in the market. The Visible Youth “Professional” products will be marketed as the premier product for skin resurfacing.  We intend to attend three to four national trade shows each year.

Dependence on one or a few major customers

We are not dependent on one or a few major customers in connection with the marketing and sale of our products.

Raw Materials and Suppliers

Hyaluronan is the primary “active” ingredient in our products.  The other ingredients in our products are standard ingredients for cosmetic products that are readily available in the cosmetic industry.

Many forms of hyaluronan are available.  We use hyaluronan of a specific molecular size and purity.  Not all hyaluronan manufacturers produce hyaluronan to our specifications.  Accordingly, we acquire our hyaluronan from manufacturers who produce hyaluronan to our specifications.

Hyaluronan comes from a number of sources.  Two of the most popular are extraction from rooster combs and bacterial fermentation.  We prefer bacterial fermentation.  Accordingly, we acquire our hyaluronan from manufacturers that produce hyaluronan using a bacterial fermentation process.

We do not anticipate a shortage of any ingredient or raw material used in our products.

Cost and Effects of Compliance with Environmental Laws

We have incurred no costs and suffered no effects of compliance with environmental laws.

Competition

The market for skincare/cosmeceuticals is highly competitive with many established manufacturers, suppliers and distributors engaged in all phases of the business.  Competitive factors in our market include:

●	product efficacy and uniqueness;
●	brand awareness and recognition;
●	product quality, reliability of performance and convenience of use;
●	cost effectiveness;
●	breadth of product offerings;
●	sales and marketing capabilities and methods of distribution;
●	resources devoted to product education and technical support; and
●	speed of introducing new competitive products and existing product upgrades.

We face and will continue to face intense competition.  A number of our competitors have far greater research and development and marketing capabilities and far greater financial resources that we do.  These competitors may have developed, or could in the future develop, new technologies that compete with our products or render our products obsolete.  We are also likely to encounter increased competition as we enter new markets and as we attempt to further penetrate existing markets.  Some of our competitors have, in the past, and may, in the future, compete by lowering prices on their products.  We may respond by lowering our prices, exiting the market or competing by investing in the development of new, improved products.

Approximately 400 companies compete in the U.S. cosmeceutical industry, divided fairly evenly among chemical and end-use product segments.  The seven largest producers of cosmeceutical products are Johnson & Johnson, Procter & Gamble, L’Oreal, Allergan, Avon, Estee Lauder and Medicis.  These companies control more than 60% of the U.S. cosmeceutical market.  Our products also compete with similar products sold in prestige locations, such as department stores, high-end specialty retailers, door-to-door, by television and infomercials or mail-order or telemarketing by representatives of direct sales companies.

We expect to compete on the basis of brand awareness, product functionality, design, quality, pricing, marketing, order fulfillment and delivery.

Operating Results for the 3 Months Ended July 31, 2012

The following selected comparative financial information has been derived from and should be read in conjunction with the financial statements of the Company for the three months ended July 31, 2012.

	Three months ended July 31,
	2012	2011	$ Change	% Change
Total Sales	$-	$294	$(294)	-100%
Cost of goods sold	-	-	-	-
Gross profit	-	294	(294)	-100%
Operating expenses	61,106	177,334	(116,228)	-66%
Net loss	(61,106)	(177,040)	(115,934)	-65%

Net loss per share	$(0.00)	$(0.00)	$0.00	0.0%

Balances as at July 31, 2012 and April 30, 2012
Total assets	$781	$1,075	$(294)	-27%
Working capital	$(1,968,619)	$(1,907,529)	$(61,090)	-3%

Balance sheet – July 31, 2012

Cash

At July 31, 2012, the Company had $781 of cash on hand, a decrease of $294 from the April 30, 2012 balance of $1,075.

Accounts payable and accrued liabilities

At July 31, 2012, accounts payable and accrued liabilities was $221,767, an increase of $41,961from the April 30, 2012 balance of $179,806.  The increase represents unpaid invoices from various consultants for the services received during the three months ended July 31, 2012, which is a result of the Company having insufficient cash.

Accounts payable to related parties

There is no change in the balance of account payable to related parties from April 30, 2012.  At April 30, 2012, this balance of $1,555,693 consisted of unreimbursed $33,188 legal settlement expense to a director and $1,522,505 unpaid remuneration to the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer of the Company.

Advances from related parties

During the three months ended July 31, 2012, as the Company’s cash was depleted, the Chief Executive Officer and a related party advanced funds to the Company to pay for critical expenses.  These advances are unsecured, non- interest bearing and there are no repayment terms.  The balance at July 31, 2012 of $191,940 increased by $18,835 from the balance at April 30, 2012 of $173,105.

Common Stock

At July 31, 2012, there were 53,250,000 shares of common stock issued out of the authorized 200,000,000 common shares.  The par value of the common shares is $0.001, resulting in common stock of $53,250.

Additional paid-in Capital

At July 31, 2012, the balance of additional paid in capital was $1,498,055. No change from April 30, 2012.

Accumulated other comprehensive income

The Company has a 100% owned subsidiary in Canada.  In the consolidation of the Canadian subsidiary a translation adjustment was incurred which is not reflected in the statement of operations.  This translation adjustment is maintained in the consolidated statement of stockholders’ equity.  The balance at July 31, 2012, was $(3,287) a decrease of $16 from the April 30, 2012 balance of $(3,303).

Statement of Operations – Three months ended July 31, 2012

Sales

Sales for the three months ended July 31, 2012 was $nil, compared to the previous period of $294.  The Company is presently attempting to raise equity financing in order to increase activity in a direct to consumer marketing campaign.

Gross profit

No sales or purchases were made during the three months ended July 31, 2012.  There was a sale of $294 during the three months ended July 31, 2011.

Operating Expenses

Our operating expenses are classified primarily into the following categories.

General & administrative.

General & administrative expenses incurred for the three months ended July 31, 2012 were $8,241, compared to the $161,054 incurred for the three months ended July 31, 2011.  The decrease was $152,813 or 95%.   The decrease is mainly attributed to the decrease in executive remuneration.  No remuneration was charged by the executives for the three months ended July 31, 2012, as compared to $150,000 remuneration charged by the executives for the three months ended July 31, 2011.

Professional fees.

Professional fees for the three months ended July 31, 2012, were $52,523, compared to the $15,743 incurred for the three months ended July 31, 2011, an increase of $36,780.  In 2012   legal expenses were $49,523, and audit expenses were $3,000, whereas in 2011 these expenses were $5,243 and $10,500, respectively.  The increase in legal expenses in 2012 is mainly due to the proposed Merger Agreement with Age Reversal Inc. and related regulatory and other requirements.

Marketing.

Marketing expenses for the three months ended July 31, 2012, were $342 compared to $537 for the three months ended July 31, 2011, a decrease of $195.

Liquidity and Capital Resources

In the three months ended July 31, 2012, the Chief Executive Officer and a related party made advances to the Company of $18,835.  At July 31, 2012, the total advances to the Company by the Chief Executive Officer and a related party was $172,943 and $18,997, respectively.

At July 31, 2012, the Company had a working capital deficit of $1,968,619, compared to a working capital deficit of $1,907,529 at April 30, 2012.  The increase in working capital deficit is due entirely to the continued losses of the Company.

At July 31, 2012, the total assets were $781, as compared to the total assets $1,075 at April 30, 2012.  The decrease of $294 is primarily due to reduction in cash balance.

Operating Results For the Fiscal Year Ended April 30, 2012

The following selected comparative financial information has been derived from, and should be read in conjunction with, the financial statements of the Company for the fiscal year ended April 30, 2012.

	Fiscal Year ended April 30,
	2011	2012	$Change	%Change
Total Sales	$5,399	$294	$(5,105)	-94.5%
Cost of goods sold	$2,450	-	$(2,450)	-100.0%
Inventory impairment	$75,535	-	$(75,535)	-100.0%
Gross (loss) profit	$(72,586)	$294	$72,880	100.4%
Operating expenses	$833,358	$800,075	$33,283	4.0%

Net loss before other items	$(905,944)	$(799,781)	$106,163	11.7%
Other items
Impairment of other assets	-	$3,450	$3,450	-100.00%
Write off intangible assets	$77,440	-	$(77,440)	-100.00%
Legal settlement expense	$36,714	-	$(36,714)	-100.00%
Net loss	$(1,020,098)	$(803,231)	$(216,867)	21.2%

Net loss per share	$(0.02)	$(0.02)	$0.00	0.0%

Total assets	$5,410	$1,075	$(4,335)	-80.1%
Working capital	$(1,107,718)	$(1,907,529)	$(799,811)	-72.2%

Balance sheet – April 30, 2012

Cash

At April 30, 2012 the Company had $1,075 of cash on hand, a decrease of $678 from the April 30, 2011 balance of $1,753.

Prepaid and deposits

At April 30, 2012 the balance of prepaid insurance was $nil, a decrease of $83 from the April 30, 2011 balance of prepaid insurance of $83. The $83 balance at April 30, 2011 related to the Company’s product liability insurance. Due to a decrease in the Company’s sales in fiscal 2012, no such insurance was obtained in 2012.

Sales tax recoverable

The Company recovers sales tax paid, which is filed on a quarterly basis. At April 30, 2012, $3,450 was claimed as recoverable compared to the April 30, 2011 balance of $3,574. The Company made an impairment provision of the balance of $3,450 at year end.

Accounts payable and accrued liabilities

At April 30, 2012 accounts payable and accrued liabilities was $179,806, an increase of $122,835 from the April 30, 2011 balance of $56,971.  The increase represents unpaid invoices from various consultants for the services received during the year, which is a result of the Company having insufficient cash.

Accounts payable related party

The balance at April 30, 2012 of $1,555,693 increased by $602,343 from the $953,350 balance at April 30, 2011.  At April 30, 2012 this balance $1,555,693 consisted of unreimbursed $33,188 legal settlement expense to a director and $1,522,505 unpaid remuneration to the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer of the Company.

Advances related party

During the year ended April 30, 2012, as the Company’s cash was depleted, our Chief Executive Officer advanced funds to the Company to pay for critical expenses.   The balance at April 30, 2012 of $173,105 increased by $73,872 from the balance at April 30, 2011 of $99,233.  These advances are secured by the assets of the Company and are to be paid in full within ten (10) days of Mr. Asculai providing to ESP written demand for such payment; provided, however, in no event later than May 31, 2013.

Common Stock

At April 30, 2012 there were 53,250,000 shares of common stock issued out of the authorized 100,000,000 common shares.  The par value of the common shares is $0.001, resulting in common stock of $53,250.

Additional paid-in Capital

At April 30, 2012 the balance of additional paid in capital was $1,498,055. No change from last year.

Accumulated other comprehensive income

The Company has a 100% owned subsidiary in Canada.  In the consolidation of the Canadian subsidiary a translation adjustment was incurred which is not reflected in the statement of operations.  This translation adjustment is maintained in the consolidated statement of stockholders’ equity.  The balance at April 30, 2012 was $(3,303) an increase of $154 from the April 30, 2011 balance of $(3,149).

Statement of Operations – April 30, 2012

Sales

Sales for the year ended April 30, 2012 were $294, compared to the previous year of $5,399.

Gross profit

No purchases were made during the year April 30, 2012, there was only a sale of $294 during the year April 30, 2012.  Included in the cost of sales of 2011 was the impaired inventory of $75,535. Without that impairment gross profit for the year ended April 30, 2011 was $2,949 or 54.6% of sales compared to the $294 or 100% of sales for the year ended April 30, 2012.

Operating Expenses

Our operating expenses are classified primarily into the following categories.

General & administrative

General & administrative expenses incurred for year ended April 30, 2012 were $636,822, compared to the $645,756 incurred in the year ended April 30, 2011.  The decrease was $8,934 or 1.04%.   The decrease can be mainly attributed to the decrease in remuneration.

Remuneration is 96% of the total general & administrative expense in 2012.  In the year ended April 30, 2012 remuneration was $611,475, a decrease of $3,965 from the $615,440 recorded in the year ended April 30, 2011.  Rent expense was $15,012 in 2012, compared to $18,241 in 2011.  Expense relating to public company disclosure of $5,658 in 2012, compared to $8,684 in 2011.  Product liability insurance of $83 in 2012, compared to $962 in 2011.  Office expense was $2,833 in 2012 compared to $9,976 in 2011.  Bank charges were $650 in 2012, compared to $1,321 in 2011 and foreign exchange gain of $2,228 in 2012, compared to the 2011 of $11,260.

Professional fees

Professional fees in the year ended April 30, 2012 were $161,783, compared to the $170,128 incurred in the year ended April 30, 2011, a decrease of $8,345.  In 2012, legal and other expenses were $132,328, and audit expenses were $29,455, whereas in 2011 these expenses were $149,231 and $20,897, respectively.

Marketing

In 2012, marketing expenses were $1,470, compared to $17,474 in 2011, a decrease of $16,004.  In 2012, no advertising and trade show activities were carried out, due to lack of funds.  The total costs of 2012 comprise of warehousing costs of $802 (2011 - $1,799) and internet website maintenance costs of $668 (2011 - $3,750).

Other Items

Impairment of other assets

As at April 30, 2012, the Company made an impairment provision of the entire balance of sales tax receivable of $3,450.

Legal settlement expense.

In 2012, legal and settlement expense was $nil, compared to $36,714 in 2011.  On July 12, 2010, the Company entered into a Termination and Settlement Agreement (the "Settlement Agreement") with Mercuriali Ltd., a company controlled by Donald Nicholson, a director of the Company (“Mercuriali”).  The Settlement Agreement terminated a Letter of Intent between the Company and Mercuriali regarding a proposed merger between the Company and Mercuriali as part of a larger transaction involving the reverse merger of the Company into a company listed on AIM, a sub-market of the London Stock Exchange.  Neither the merger between Mercuriali and the Company, nor the reverse merger of the Company and the AIM listed company took place.  Under the Settlement Agreement, the Company agreed to pay Mercuriali expenses incurred pursuant to the Letter of Intent of GBP22,082 payable at a rate of 5% of gross funds raised by the Company. After receiving proceeds from any future financing the Company will pay 5% of the gross proceeds to Mercuriali until the GBP22,082 has been paid.  Other than the items provided for in the Termination Agreement, the Company and Mercuriali released each other from all claims relating to the Letter of Intent. Therefore, for the year ended April 30, 2011 the Company recorded the amount of $36,714, as compared to nil for the current year ended April 30, 2012.

Write off intangible assets

No write offs or intangible at the year end April 30, 2012.  At year end April 30, 2011, the Company reviewed the intangible assets for impairment.  As a result of the previous two years of disappointing sales, it was decided to write down these assets to nil.  At April 30, 2011, after taking the year’s amortization, the unadjusted net book value of patent applications was $47,405 and the net book value of the trademarks was $30,035.  Both of these assets were written down in 2011to nil for a combined expense of $77,440.

Liquidity and Capital Resources

In the year ended April 30, 2012, our Chief Executive Officer made additional advances to the Company of $73,872.  In the year ended April 30, 2011, the Chief Executive Officer made advances of $99,233.  At April 30, 2012, the total advances to the Company by the Chief Executive Officer was $173,105.

At April 30, 2012, the Company had a working capital deficit of $1,907,529, compared to a working capital deficit of $1,107,718 at the year ended April 30, 2011.  The decrease is due entirely to the continued losses of the Company.

At April 30, 2012, the total assets were $1,075, as compared to the total assets $5,410 at April 30, 2011.  The decrease of $4,335 is mainly due impairment provision for sales tax of $3,450 and reduction in cash balance by $678.

Off Balance Sheet Arrangements

We have no off balance sheet arrangements.

Changes In and Disagreements With Accountants Regarding Accounting and Financial Disclosure

Seale and Beers, CPAs is our auditors.  There have not been any changes in or disagreements with accountants regarding accounting and financial disclosure or any other matter.

Summary of Significant Accounting Policies

See Note 2 to our consolidated financial statements for the year ended April 30, 2012 and April 30, 2011 included herein for a summary of our significant accounting policies.

Financing

On August 3, 2010, the Company entered into an Indirect Primary Offering Agreement (“IPOA”) and a Registration Rights Agreement (“RRA”) with Crisnic Fund S.A. (“Crisnic”).  Pursuant to the IPOA, the Company, in its sole discretion, has the right to sell to Crisnic, and Crisnic has the obligation to purchase, through advances to the Company, shares of the Company’s common stock subject to the terms of those agreements and subject to a maximum aggregate purchase of Two Million Dollars ($2,000,000). Crisnic is not required to purchase those shares, unless those shares have been registered for resale and are freely tradable in accordance with the federal securities laws, including The Securities Act of 1933, as amended.  The Company is obligated to file with the Securities and Exchange Commission a registration statement on Form S-1 within thirty (30) days from the date of the RRA registering only the shares subject to registration under the IPOA and to use all commercially reasonable efforts to have such registration statement declared effective at the earliest possible date.  The Company has agreed to pay Crisnic (i) due diligence expenses of $10,000.00; (ii) 1,750,000 shares of its common stock; and (iii) 1% of the amount of each advance made by Crisnic under the IPOA.

On August 3, 2010, the Company entered into a Stock Purchase Agreement (the “First SPA”) with Crisnic.  Pursuant to the First SPA, the Company sold 750,000 shares of the Company’s common stock to Crisnic for an aggregate purchase price of $30,000.  The sale of those shares was made in reliance on the exemption from registration provided by Section 4(2) of The Securities Act of 1933.

On November 4, 2010, the Company entered into a Stock Purchase Agreement (the “Second SPA”) with Crisnic.  Pursuant to the Second SPA, the Company sold 1,500,000 shares of the Company’s common stock to Crisnic for an aggregate purchase price of $30,000.  The sale of those shares was made in reliance on the exemption from registration provided by Section 4(2) of The Securities Act of 1933.

On July 29, 2012, Crisnic’s obligation to purchase shares of the Company’s common stock pursuant to the IPOA expired.  The Company has no plans to extend or renew the IPOA.

In the year ended April 30, 2012, the Company relied on advances from Samuel Asculai, its Chief Executive Officer, of $73,872.

Directors, Executive Officers and Corporate Governance

All directors of the Company hold office until the next annual meeting of the stockholders or until their successors have been elected and qualified.  The officers of the Company are appointed by our Board of Directors and hold office until their death, resignation or removal from office.  Our directors and executive officers, their ages, positions held, and duration as such, are as follows:

The following table sets forth information regarding our current executive officers and directors:

Name	Age	Position with the Company	Served as an Officer and/or Director since
Samuel Asculai, Ph.D.	70	President and Chief Executive Officer and Director	August 30, 2008

Frode Botnevik	65	Director	August 30, 2008

Donald Nicholson	54	Director	February 6, 2009

Christopher Hovey	68	Chief Operating Officer and Vice President of Sales and Director	August 14, 2008

Zenas B. Noon	76	Director	August 30, 2008

The following is a brief summary of the background of each director and executive officer of the Company:

Samuel S. Asculai. From 2008 to the present, Dr. Asculai has been the President and Chief Executive Officer and a director of ESP.  In 1965, Dr. Asculai received a B.S. in biology/chemistry from Pace University.  In 1970, Dr. Asculai received a MSc Degree and a Ph.D. in microbiology from Rutgers University.  Dr. Asculai has more than 40 years of experience in the life science industry.  Dr. Asculai is the inventor of more than 50 United States patents, including more than 30 patents related to hyaluronic acid, the primary component of ESP’s products.  Dr. Asculai has contributed to the development of products that have achieved cumulative sales of close to $2,000,000,000, including Monistat; Delfen Cream, for herpes virus infection; Ganciclovir; Solaraze; and MACI.

Prior to joining ESP, Dr. Asculai was the sole owner of Enhance Skin Products Inc., a private company, whose assets are the basis for ESP’s operations.  For 10 years, Dr. Asculai served as the Chief Executive Officer of Hyal Pharmaceutical Corporation, where he developed the technology which is the basis for the Visible Youth brand.  Also, while at Hyal Pharmaceutical Corporation, Dr. Asculai invented and developed Solaraze, a topical treatment for actinic keratosis, a pre-cancerous skin condition that is commonly referred to as “sunspots”.

Dr. Asculai has held senior positions with Verigen AG, a tissue engineering company; ens Bio-Logicals; Monsanto Corporation, a multinational agricultural bio-technology company; and the Ortho Pharmaceutical Corporation division of Johnson&Johnson, a multinational pharmaceutical company.

We believe that Dr. Asculai’s long history of leadership and comprehensive experience in the management of ESP, his role in developing and extensive knowledge of our products and product candidates and the market for those products, his scientific experience and expertise, including his Ph.D. in Microbiology, and strong knowledge of research and product development qualify him to be the President, Chief Executive Officer and a director of ESP.

Donald Nicholson.  Mr. Nicholson has more than 26 years of experience in the healthcare industry. From February 2009 to the present, Mr. Nicholson has been a member of ESP’s Board of Directors.  Mr. Nicholson is, currently, the founding shareholder, and Chief Financial Officer of Mercuriali Ltd., a development stage United Kingdom private healthcare company.  From February 2007 until January 2010, Mr. Nicholson was the founding shareholder and Chief Executive Officer of Stravencon Ltd., an European developer and marketer of generic pharmaceutical products manufactured in China. From February 1996 to November 2006, Mr. Nicholson was Chief Financial Officer of SkyePharma Plc, a United Kingdom specialty pharmaceutical company. Mr. Nicholson was the Chief Financial Officer and Finance Director of SkyePharma Plc from February 1996 until November 2006. From January 1989 until September 1995, Mr. Nicholson was with Corange London Limited (Boehringer Mannheim) in various capacities, including Corporate Strategy and Finance Director, Financial Reporting and Strategy Director and Assistant Group Financial Controller.  From September 1986 until December 1998, Mr. Nicholson was with the Wellcome Foundation Ltd., London, where he was the assistant to the Group Financial Accountant.

In 1980, Mr. Nicholson received a BCom Law degree (with Honors) in Business and Law from the University of Edinburgh.  Mr. Nicholson is a member of the Institute of Chartered Accountants of Scotland and Dingwall Academy (higher mathematics, physics, chemistry, geography, and English).

Mr. Nicholson has extensive experience in product and company acquisitions and disposals, arrangements, sale/royalty agreements and financial strategy and funding structures. His industry experience includes Pharmaceuticals; Biochemicals; Orthopaedics; Diagnostics; and Drug Delivery, including Dermatology.

We believe that Mr. Nicholson’s knowledge of the history of ESP, knowledge of topical hyaluronic acid technology, experience as Chief Financial Officer of several pharmaceutical companies, as well as his education, financial and international management experience in such matters as acquisitions and financing transactions have resulted in strong skills in corporate finance, product development, and marketing that provide him with a wide ranging understanding of business organizations generally, and pharmaceutical and related products in particular, that qualify him to be a member of ESP’s Board of Directors.

Frode Botnevik. Since 2003, Mr. Botnevik has been a partner of Management & Finance AS, a Norwegian financial consulting firm that provides services in the areas of project and export financing, structured finance, risk management, financial restructuring, strategic partners and mergers and acquisitions. Mr. Botnevik has over 30 years of experience of industrial and financial experience and has been involving in the process of listing companies on the Oslo and Singapore stock exchanges and on Nasdaq. Mr. Botnevik has served on the boards of directors of companies in more than twelve countries.

We believe that Mr. Botnevik’s extensive public company, investment, management (as a member of numerous Board of Directors), financial and transactional experience significantly qualifies him to be a member of ESP’s Board of Directors.

Christopher Hovey is the founder of a consulting company providing financial structuring and operational direction to financially constrained companies and to emerging “small cap” companies with an international focus. In 1995, Hovey and Company merged its activities with Management Equities, Inc., a similarly focused consulting company, and Mr. Hovey has been President of the combined entity since. The medical industry clients of Management Equities, Inc. have included among others: Metrex Research Corporation, Metrex Canada Limited, MMTL Ltd., of Jersey C.I., all manufacturers of branded high level disinfectants for hospital use; Medical Pathways Ltd., an Ontario web based provider of medical information; Arcamatrix Corporation, a web based software developer of a system to securely archive and transfer individual medical files; MDM International, Inc., a distributor of high level disinfectants; and Aesthetic Technologies, Inc., the developer of  “Parisian Peel”, which is the industry leading brand for microdermabrasion. Mr. Hovey is also a co-founder of Medical Aesthetics International, an importer and distributor of aesthetic medical products. Mr. Hovey received an Honors B.A. from the University of Toronto and an M.B.A. with Distinction from Harvard Business School.

We believe that Mr. Hovey’s education and experience as an executive officer in the health care products industry and his scientific and managerial background provide him with expertise in the oversight of companies and the ability to guide those companies through varying operating situations that qualify him to be a member of ESP’s Board of Directors and ESP’s Chief Operating Officer and Vice President of Sales.

Zenas B. Noon. Since 2000, Dr. Noon has been the Chairman of Cytologics, Inc., a cancer control products company. Since 1997, Dr. Noon has been the Chairman and Chief Executive Officer of Pharos Pharmaceuticals, Inc., a drug development company. Dr. Noon received his B.S. and M.S. in Agriculture from the University of Arizona in 1956 and 1957, respectively. Dr. Noon received his Ph.D. in Economic Entomology from the University of Illinois in 1961.

We believe that Dr. Noon’s leadership and educational background (including his Ph.D. in Economic Entomology) and experience in the life science and pharmaceutical industries provide him with insight and experience in strategic planning and an understanding of product development from the research stage through clinical development and management of pharmaceutical and health care businesses that qualify him to be a member of ESP’s Board of Directors.

Audit Committee and Financial Expert

We do not have an audit committee.  Our directors perform the same functions of an audit committee, such as recommending a firm of independent certified public accountants to audit our annual financial statements; reviewing the independent auditor's independence, the financial statements and their audit reports; and reviewing management’s administration of the system of internal accounting controls.  We do not, currently, have a written audit committee charter or similar document.

We have no financial expert.  We believe the cost related to retaining a financial expert at this time is prohibitive.  Further, because of the status of our operations, we believe the services of a financial expert are not warranted.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Section 16(a)”), requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of beneficial ownership and changes in beneficial ownership of our securities with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities).  Directors, executive officers and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  During the fiscal year ending April 30, 2012, to the best of our knowledge, none of our directors, executive officers, or beneficial owners of 10% or more of our issued and outstanding common stock filed any such form late.

Code of Ethics

As we have not had the funds to engage the resources necessary and appropriate for us to determine and adopt an appropriate Code of Ethics, we have not adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; provided, however, we intend to adopt a Code of Ethics as soon as we have those funds.

Corporate Governance

Director Independence

Frode Botnevik, Zenas B. Noon, and Donald Nicholson are independent directors.

Nominating Committee

We do not have a nominating committee or nominating committee charter.  Our directors perform the functions associated with a nominating committee.  We have decided to not have a nominating committee, considering the nature of our operations.

Director Nomination Procedures

Nominees for directors are identified and suggested by the members of our Board of Directors.  Our Board of Directors has not retained any executive search firms or other third parties to identify or evaluate director candidates and does not intend to do so in the near future.  In selecting a nominee for director, our Board of Directors considers the following criteria:

1.
Whether the nominee has the personal attributes for successful service on our Board of Directors, such as demonstrated character and integrity; experience at a strategy/policy setting level; managerial experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to our affairs;

2.
Whether the nominee has been the chief executive officer or senior executive of a public company or a leader of a similar organization, including industry groups, universities or governmental organizations;

3.
Whether the nominee, because of particular experience, technical expertise or specialized skills, or contacts relevant to our current or future business, will add specific value as a member of our Board of Directors; and

4.	Whether there are any other factors related to the ability and willingness of a nominee to serve, or an existing member of our Board of Directors to continue his or her service.

Our Board of Directors has not established any specific minimum qualifications that a candidate for director must satisfy to be recommended for membership on our Board of Directors.  Rather, our Board of Directors evaluates the combination of skills and experience that a particular candidate offers, considers how that candidate satisfies the current expectations of our Board of Directors with respect to each such criterion and makes a determination regarding whether that candidate should be recommended to the stockholders for election as a director.  During our fiscal year ended April 30, 2012, we received no recommendation for directors from our stockholders.

We will consider for inclusion in our nominations of our Board of Directors nominees proposed by stockholders who hold at least 5% of our issued and outstanding voting securities.  Board of Directors candidates referred by such stockholders will be considered on the same basis as Board of Directors candidates referred from other sources.

Those persons affiliated with ARI who will become members of our Board of Directors after the consummation of the Merger have satisfied the members of our Board of Directors that those persons satisfy the criteria specified above.

Family Relationships

There are no family relationships between our officers and directors.

Involvement in Certain Legal Proceedings

Our directors, executive officers and control persons have not been involved in any of the following events during the past ten years:

(1)       No petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of any of our officers or directors, or any partnership in which any such officer or director was a general partner at or within two years before the time of such filing, or any corporation or business association of which any such officer or director was an executive officer at or within two years before the time of such filing;

(2)       None of our officers or directors has been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)       None of our officers or directors has been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such officer or director from, or otherwise limiting, the following activities:

(i)        Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)       Engaging in any type of business practice; or

(iii)      Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(4)       None of our officers or directors has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of any such officer or director to engage in any activity described in paragraph (f) (3) (i) of Item 401 of Regulation S-K, or to be associated with persons engaged in any such activity;

(5)       None of our officers or directors has been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated;

(6)       None of our officers or directors has been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)       None of our officers or directors has been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i)        Any federal or state securities or commodities law or regulation; or

(ii)       Any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii)      Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)       None of our officers or directors has been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3 (a) (26) of the Securities Exchange Act of 1934 (15 U.S.C. 78c (a) (26)), any registered entity (as defined in Section 1 (a) (29) of the Commodity Exchange Act (7 U.S.C. 1 (a) (29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Conflict of Interest

None of our officers or directors is subject to a conflict of interest.

Executive Compensation

The following table sets forth the compensation earned for services rendered for the past two completed fiscal years by the principal executive officer and by our most highly compensated executive officers other than the principal executive officer (the “named executive officers”) whose total compensation exceeded $100,000 during the fiscal year ended April 30, 2012:

Summary Compensation Table

Name and Principal position	Fiscal Year Ended April 30	Salary ($)	Bonus ($)	All other Compensation ($)	Total ($)

Dr. Samuel S. Asculai Chief Executive Officer (1)	2012	150,000	-	-	150,000
	2011	150,000	-	-	150,000
Christopher Hovey Chief Operating Officer and Vice President of Sales (2)	2012	150,000	-	-	150,000
	2011	150,000	-	-	150,000
Brian Lukian (3)	2012	150,000	-	-	150,000
	2011	150,000	-	-	150,000

(1)
During the fiscal year ended April 30, 2012, cash paid was nil and $150,000 is included in accounts payable to related party during the fiscal year ended April 30, 2011 cash paid was nil and $150,000 is included in accounts payable related party. Pursuant to a Termination Agreement entered into between us and Dr. Asculai, he has agreed, upon and subject to consummation of the Merger, to forgive all amounts due to him under his employment agreement with us  (including the accounts payable for unpaid wages for the fiscal years ended April 30, 2011 and April 30, 2012), except for an aggregate amount of $50,031 which amount shall be exchanged for issuance of 246,124 shares of our common stock to him and 20,000 shares of our common stock to Drasko Puseljic.

(2)
During the fiscal year ended April 30, 2012, cash paid was nil and $150,000 is included in accounts payable to related party.   During the fiscal year ended April 30, 2011 cash paid was nil and $150,000 is included in accounts payable related party. Pursuant to a Termination Agreement entered into between us and Mr. Hovey, he has agreed, upon and subject to consummation of the Merger, to forgive all amounts due to him under his employment agreement with us  (including the accounts payable for unpaid wages for the fiscal years ended April 30, 2011 and April 30, 2012), except for an aggregate amount of $27,500 which amount shall be exchanged for issuance of 146,277 shares of our common stock to him.

(3)
During the fiscal year ended April 30, 2012, cash paid was nil and $150,000 is included in accounts payable to related party, during the fiscal year ended April 30, 2011 cash paid was $4,953 and $145,047 is included in accounts payable to related party.  Pursuant to a Termination Agreement entered into between us and Mr. Lukian, he has agreed, upon and subject to consummation of the Merger, to forgive all amounts due to him under his employment agreement with us, including the accounts payable for unpaid wages for the fiscal years ended April 30, 2011 and April 30, 2012, provided however that we have agreed to reimburse Mr. Lukian for those expenses he has incurred on our behalf.

Employment Agreements

On August 14, 2008, we entered into an employment agreement with Samuel Asculai, Ph.D., our President and Chief Executive Officer. That employment agreement has an initial term of ten (10) years, which may be renewed for additional two year periods after such initial term. Pursuant to that employment agreement, Dr. Asculai receives a base salary and an annual bonus equal to at least two percent (2%) of the Company’s pretax earnings, as defined, for each fiscal year. Dr. Asculai’s base salary for the fiscal year ended April 30, 2012 is $150,000. That employment agreement further provides that Dr. Asculai will be entitled to participate in any plan with respect to medical, dental and other benefits established by the Company.

If Dr. Asculai’s employment is terminated without “cause”, as defined in that employment agreement, then Dr. Asculai shall be entitled to receive all accrued by unpaid salary and bonus plus a payment equal to two (2) times Dr. Asculai’s highest base salary (but not less than $300,000) plus two (2) times his highest bonus. This payment may be received, at Dr. Asculai’s option, in one lump sum or in equal monthly installments over a 24 month period. Dr. Asculai will also be entitled to receive continuing coverage under any medical, dental or other benefit plans for a period of 24 months after such termination. That employment agreement further provides that in the event there is a change in control, as defined therein, Dr. Asculai shall be entitled to receive these payments irrespective of termination of his employment. That employment agreement further provides a non-competition agreement for a period of one year following termination of that employment agreement.

We have entered into a Termination Agreement with Dr. Asculai that will become effective upon the consummation of the Merger.  That termination agreement provides that Dr. Asculai shall forgive payment of the following obligations under our employment agreement with him (i) earned but unpaid fees through to the date of the consummation of the Merger,; (ii) severance payments; and (iii) change of control payments; except for (iv) an aggregate of $50,031 which amount shall be converted into 266,124 shares of our common stock.  Of this common stock 246,124 shares will be issued to Dr. Asculai and 20,000 shares will be issued to Drasko Puseljic (see “Issuance of Common Stock to certain ESP Affiliates” on Page 51)..  The issuance of these shares will be in full and complete satisfaction of our obligations to Dr. Asculai pursuant to our employment agreement with him.

Upon the consummation of the Merger, a consulting agreement with Biostrategies Consulting Group Inc., which is owned by Dr. Asculai, will be entered into (see “Employment/Consulting Agreements Resulting from the Merger – Samuel S. Asculai” on Page 60).

On August 14, 2008, we entered into an employment agreement with Christopher Hovey, our Chief Operating Officer and Vice President of Sales. That employment agreement has an initial term of five years. Pursuant to that employment agreement, Mr. Hovey receives a base salary and is eligible to participate in any bonus plan established by the Company for employees and consultants. Mr. Hovey’s base salary for the fiscal year ended April 30, 2012 is $150,000. That employment agreement further provides that Mr. Hovey will be entitled to participate in any plan with respect to medical, dental and other benefits established by the Company.

If Mr. Hovey’s employment is terminated without “cause”, as defined in that employment agreement, then Mr. Hovey shall be entitled to receive all accrued by unpaid salary and bonus plus a payment equal to base salary for a twelve month period. The agreement further provides a non-competition agreement for a period of one year following termination of the agreement.

We have entered into a Termination Agreement with Mr. Hovey that will become effective Upon the consummation of the Merger.  That termination agreement provides that Mr. Hovey shall forgive payment of the following obligations under our employment agreement with him (i) earned but unpaid fees through to the date of the consummation of the Merger,; and (ii) severance payments; except for (iii) an aggregate of $27,500 which amount shall be converted into 146,277 shares of our common stock (see “Issuance of Common Stock to certain ESP Affiliates” on Page 51)..  The issuance of these shares will be in full and complete satisfaction of our obligations to Mr. Hovey pursuant to our employment agreement with him.

On December 20, 2010, we entered into an employment agreement with Brian Lukian, our Chief Financial Officer. That employment agreement has an initial term of five (5) years, which may be renewed for additional two year periods after such initial term and provides for payment of services provided by Mr. Lukian from May 1, 2010.  Pursuant to that employment agreement, Mr. Lukian receives a base salary and  is eligible to participate in any bonus plan established by the company for employees and consultants. Mr. Lukian's base salary for the year ended April 30, 2012 is $150,000.  As of April 30, 2012, Mr. Lukian billed the Company owed Mr. Lukian $307,047 for unpaid compensation for the fiscal years ended April 30, 2011 and April 30, 2012.

On May 31. 2012, Mr. Lukian resigned as our Chief Executive Officer. We have entered into a Termination agreement with Mr. Lukian pursuant to which, upon consummation of the Merger, he agrees to waive and release us from all liabilities owed by us pursuant to his employment agreement including the payment of earned but unpaid fees owed to him provided, however, we have agreed to pay Mr. Lukian, on the consummation of the Merger $2,136.98 to reimburse him for those expenses he has incurred on our behalf.

Outstanding Equity Awards At Fiscal Year-End

As at April 30, 2012, we had not adopted any equity award/compensation plan and no stock, options, or other equity securities were awarded to our executive officers.

Director Compensation

We have not  reimbursed our directors for expenses  incurred in connection  with attending  board  meetings,  nor have we paid any  directors  fees or other  cash compensation  for services  rendered as a director during the fiscal year ended April 30, 2012.

We have no formal plan for compensating our directors for their services in their capacity as directors. In the future we may grant options to our directors to purchase shares of our common stock, as determined by our Board of Directors or a compensation committee that may be established.  Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors.  Our Board of Directors may award special remuneration to any director undertaking any special services on behalf of the Company other than services ordinarily required of a director.  No director received and/or accrued any  compensation  for his or her  services as a director,  including  committee participation and/or special assignments during the fiscal year ended April 30, 2012.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth, as of November 20, 2012, certain information regarding the Company’s outstanding shares of common stock beneficially owned by (1) each person (including any group) of more than five percent (5%) of our common stock, based solely on Schedule 13D and 13G filings with the Securities and Exchange Commission, and (2) the company’s directors and officers.

Name of Beneficial Owner	Common Stock Beneficially Owned (1)	Percent of Class

Biostrategies Consulting Group Inc (2)	17,508,334	32.9%
Samuel Asculai, Ph.D. (3)	18,333,334	34.4%
Frode Botnevik	0	*
Donald Nicholson (4)	2,450,000	4.6%
Chris Hovey	0	*
Dr. Zenas B. Noon	0	*
Brian Lukian	0	*
Directors and executive officers as a group (6 persons)	18,333,334	34.4
Drasko Puseljic	9,166,666	17.2

(1)
Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts pursuant to the rules of the Securities and Exchange Commission.  Pursuant to these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security.  The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days.  Pursuant to the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.  Except as specified otherwise, each person has sole voting and investment power.

(2)
The address for Biostrategies Consulting Group Inc., an Ontario corporation, is 1 First Canadian Place, 100 King Street West, 56th floor, Toronto, Ontario, Canada. Dr. Asculai, who is a director of the Company, is the sole owner of the Biostrategies Consulting Group Inc.

(3)
Common Stock Beneficially Owned by Samuel Asculai includes the 17,508,334 shares of Common Stock owned by Biostrategies Consulting Group Inc. and 2,450,000 shares of Common Stock reported by Donald Nicholson.

(4)	Ownership represents the option to acquire 2,450,000 shares of Common Stock of the Company from Biostrategies Consulting Group Inc.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our company.

Certain Relationships and Related Transactions, and Director Independence

As of July 31, 2012, Samuel S. Asculai, our Chief Executive Officer had advanced $191,940 to the Company.  That amount and any additional advances made by Dr. Asculai are due on demand, do not accrue interest and have no specific terms of repayment.

Principal Accounting Fees and Services

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by our auditors for the audit of our financial statements included in our Annual Reports on Form 10-K and review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by those auditors in connection with statutory and regulatory filings or engagements for those fiscal periods specified below are as follows:

	Financial Year Ended April 30
	2012	2011
Audit fees	$29,837	$16,000
Audit Related		-
Tax Fees		-
All Other Fees		-
Total	$29,837	$16,000

In each of the last two fiscal years ended April 30, 2012 and 2011, there were no fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Item 9(e)(1) of Schedule 14A, for professional services rendered by the principal account for tax compliance, tax advice, and tax planning, for products and services provided by the principal accountant, other than the services reported in Item 9(e)(1) through 9(d)(3) of Schedule 14A.

Policy Regarding Pre-Approval By Audit Committee of Services Performed By Independent Auditors

We do not use Seale and Beers, CPAs for financial information system design and   implementation.   These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by Sohail Raza & Co.  We have retained the services of Sohail Raza & Co. to provide accounting services and prepare our financial statements and, additionally, assist in the preparation of our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.  Sohail Raza & Co. is a Canadian Chartered Accountant and a United States Certified Public Accountant.  We do not engage Seale and Beers, CPAs to provide compliance outsourcing services.

Effective May 6, 2003, the SEC adopted rules that require that before Seale and Beers, CPAs is engaged by us to render any auditing or permitted non-audit related service, and the engagement be:

●	approved by our audit committee (which, in effect, is our entire Board of Directors); or
●
entered into pursuant to pre-approval policies and procedures established by our Board of Directors, provided the policies and procedures are detailed as to the particular service, our Board of Directors is  informed of each  service, and such and policies and procedures do not include delegation of our Board of Director’s responsibilities to management.

Our Board of Directors pre-approves all services provided by our independent auditors.  All of the auditing services and fees were reviewed and approved by our Board of Directors either before or after the respective services were rendered.

Our Board of Directors has considered the nature and amount of fees billed by Seale and Beers, CPAs and believes that the provision of services for activities unrelated to audit services is compatible with maintaining Seale and Beers, CPA’s independence.

Description of Property

We do not own any real property.  Our principal executive offices are located at 100 King Street West, 56th Floor, Toronto, Ontario M5X 1C9, Canada, for which we pay rent of $1,184.24 per month.  The term of the lease for those offices expires on May 31, 2013.  Those offices are leased from RegusHQ who is not an affiliate of the Company.

We believe our current premises are adequate for our current operations.

Legal Proceedings

Neither ESP nor any of its property is subject to any pending legal proceedings.  Additionally, ESP is not aware of any threatened or contemplated legal proceedings.

Market Price and Dividends regarding ESP’s Common Stock

ESP’s common stock prices are, currently, quoted on the OTCQB maintained by the Pink Sheets with the symbol "EHSK".  ESP’s common stock commenced quotation of those prices on the OTCBB on August 14, 2008.  On July 23, 2012, the price of ESP’s common stock ceased to be quoted on the OTCBB, as a result of a lack of quoting activity regarding that stock.  As result, the prices of ESP common stock are now quoted on the OTCQB.  The OTCQB is the market place for companies that are current in their reporting with a United States regulatory.  There are no financial or qualitative standards to participate in the OTCQB.  The OTCQB allows investors to identify easily reporting companies traded in the OTC market regardless of where they are quoted.  ESP’s common stock is thinly traded, and transactions in that stock are infrequent and sporadic.  No established trading market exists for ESP’s common stock.

The closing sale price quotation per share of ESP’s common stock, as reported on the OTCBB on June 20, 2012 (the day immediately preceding the announcement of the execution of the Merger Agreement with ARI) was $.035.

The closing price quotation per share of ESP’s common stock, as reported on the OTCQB on September 5, 2012 (the day immediately preceding the announcement of the execution of the Merger Agreement Amendment) was $.011.

The following table specifies the high and low bid quotations for ESP’s common stock for the periods indicated.  These quotations, as reported by the OTCBB, indicate prices among securities dealers, do not include retail mark-ups, markdowns, or commissions, and may not necessarily represent actual transactions.

Period	High	Low
Quarter ended July 31, 2012	$.050	$.010
Quarter ended April 30 31, 2012	$.040	$.020
Quarter ended January 31, 2012	$.020	$.020
Quarter ended October 31, 2011	$.020	$.020
Quarter ended July 31, 2011	$.040	$.040
Quarter ended April 30, 2011	$.020	$.020
Quarter ended January 31, 2011	$.035	$.030
Quarter ended October 31, 2010	$.055	$.032
Quarter ended July 31, 2010	$.140	$.055

ESP has no securities authorized for issuance pursuant to any equity compensation plans.

During its 2 most recent fiscal years, ESP has not declared of paid any dividends with respect to its common stock.

Number of Shareholders

As of the date of this Information Statement, the approximate number of holders of our common stock is 23.

Penny Stock Rules

ESP’s common stock is subject to the Penny Stock rules promulgated pursuant to the Securities Exchange Act of 1934.  Those rules regulate broker-dealer practices in connection with transactions in "penny stocks."  Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system; provided that current price and volume information with respect to transactions in such securities is furnished by the exchange or system).  The Penny Stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from those rules, to deliver a standardized risk disclosure document prepared by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market.  The broker-dealer, also, must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account.  The bid and offer quotations, and the broker dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer's confirmation.

In addition, the Penny Stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules, the broker and/or dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction.  Those disclosure requirements may have the effect of reducing the trading activity in the secondary market for our common stock.

Age Reversal, Inc.

Age Reversal, Inc. is a Maryland corporation incorporated on February 22, 2010 (“ARI”).  ARI’s offices are located at 1226 Colony Plaza, Newport Beach, California 92660.  Its phone number is (949) 706-2468.

At September 30, 2012, ARI had stockholder equity of approximately $366,009.

Business

Age Reversal, Inc. was established to engage in the business of identifying, promoting, marketing, selling and distributing certain products, generally, of plant origin, that when taken orally, may enhance the quality of life and, possibly, ease the discomfort associated with the mental and physical ailments that result from the aging process.  Those products are defined broadly as “nutraceuticals”, i.e., foods or beverages that may provide additional health benefits beyond those associated with general nutrition.  The products that ARI desires to promote, market, sell and distribute are, therefore, primarily, nutraceuticals and beverages that may assist in the prevention of chronic disease and may provide health benefits beyond general nutrition.

Examples of nutraceutical products are Omega-3 products, purported to enhance the health of the cardiovascular system and ameliotrate the symptoms of joint inflammation; Ginko biloba extracts, purported to improve cognition, memory and concentration, by improvement of blood flow in the brain; and Acai berry and Pomegranate juices that are rich in polyphenol antioxidants and are purported to have a number of health effects.

Management of ARI has determined that the business and operations of ESP are compatible with the purpose for which ARI was established.  Accordingly, ARI believes that the operations and business of ESP will provide certain of the products that are consistent with its business plan.

Management of ARI does not anticipate any extraordinary expenditure and intends to commit its resources to general sales and administrative activities by the Chief Executive Officer, Chief Science Officer, and Chief Financial Officer, as well as various independent contractors, as required.

Management of ARI intends to continue to incur expenses for product research and development activities, including a software project currently being developed by Biomind LLC, as specified under “Contracts” below.  Management of ARI intends to apply for funds from those government grant programs as determined to be appropriate.

Management of ARI intends not to acquire assets such as plant and equipment.

ARI, currently, has no products.

ARI is a development stage company with no revenue since its formation.  Since its formation, ARI has had net losses and has not yet manufactured, promoted, marketed, sold or distributed any products.

Losses since inception and doubt regarding ability to continue as a going concern

ARI’s independent auditors have concluded, because ARI is a development stage company, has incurred losses from operations since inception, and incurred significantly losses, has no sales, that there is a substantial doubt that ARI will be able to continue as a going concern.  Additionally, from the date of ARI’s inception to September 30, 2012, ARI has had accumulated losses in the amount of $1,635,191.

Contracts

ARI is a party to a Contractor and Software Licensing Agreement dated August 26, 2011, with Biomind LLC (“Biomind”).  Pursuant to that agreement, Biomind has agreed to design, construct and apply certain software for identifying certain nutraceutical products and cosmeceutical products and the combination thereof.  That agreement specifies that ARI shall pay Biomind a fee of $100,000 payable in increments upon the achievement of certain milestones.  To date, $75,000 has been paid to Biomind pursuant to that agreement.  In exchange, ARI shall receive perpetual, worldwide and non-exclusive licenses to any software designed by Biomind pursuant to that agreement.  ARI has the right to sublicense any such software, with payment of additional licensing fees to Biomind.

Intellectual Property

ARI filed a trademark application for the name Chalice based upon a bona fide intention to use the mark (that name) in commerce.  On July 3, 2012, the United States Patent and Trademark Office ("USPTO") issued a Notice of Allowance ("NOA") for that mark.  ARI must use the mark in commerce and file a Statement of Use before the USPTO will register the mark.  ARI has six (6) months from the issue date of this NOA to file either a Statement of Use, or

if it is not yet using the mark in commerce, a Request for Extension of Time to File a Statement of Use ("Extension Request").   If ARI files an Extension Request, it must continue to file a new request every six months calculated from the issue date of the NOA until the Statement of Use is filed.  ARI may file a total of five (5) extension requests.  Failure to file a required document during the appropriate time period will result in the abandonment of ARI's application.   ARI intends to either file a Statement of Use or Extension Request(s), as required, for the Chalice mark.

ARI filed a trademark application for the name Longevity Miracles based upon a bona fide intention to use the mark in commerce.  On June 5, 2012, the USPTO issued an NOA for that mark.  ARI must use the mark in commerce and file a Statement of Use before the USPTO will register the mark.  ARI has six (6) months from the issue date of this NOA to file either a Statement of Use, or if it is not yet using the mark in commerce, an Extension Request.   If ARI files an Extension Request, it must continue to file a new request every six months calculated from the issue date of the NOA until the Statement of Use is filed.  ARI may file a total of five (5) extension requests.  Failure to file a required document during the appropriate time period will result in the abandonment of ARI's application. ARI intends to either file a Statement of Use or Extension Request(s), as required, for the Longevity Miracles mark.

Markets

ARI anticipates that the market for those specific products that management of ARI determines to market, sell and distribute will be those persons who desire to enhance the quality of their lives and ease the discomfort associated with the mental and physical ailments that result from the aging process.  ARI anticipates that the majority of those persons will be “baby boomers” (those persons born between 1946 and 1964).  Management of ARI believes that those persons may be more willing to pay for products to ease the discomfort associated with aging on a proactive basis.  Additionally, ARI management believes that the targeted customer of those products will be well-educated, possess more disposable income, and be receptive to new ideas.  ARI anticipates that those products will be marketed on an online and offline basis, by joint venture relationships and distribution agreements.

Personnel

ARI has no employees, but has utilized independent contractors and consultants from time to time to assist it with its operations.  Management of ARI does not anticipate hiring employees within the next 12 months; provided, however, management of ARI shall utilize the services of independent contractors, as required.

Properties

ARI does not own any real estate or other physical properties.  Its principal executive office is located at 1226 Colony Plaza, Newport Beach, California 92648, which is currently provided to ARI by Life Ex Technologies, a shareholder of ARI, on a rent free basis.

Competition

The nutraceutical industry is significantly competitive.  ARI expects to compete on the basis of brand awareness, product functionality, design, quality, pricing, marketing, order fulfillment and delivery.  ARI’s competitors include a number of multi-national manufacturers, most of which are larger and have substantially greater resources than ARI and, therefore, have the ability to spend more aggressively on advertising and promotion and have the flexibility to respond to changing business and economic conditions.  ARI anticipates that its most significant competitors are companies such as Herbalife, GNC, and Twin Lab.

Regulation

ARI is, presently, a development stage company and has not yet commenced manufacturing or production of products.  If ARI is successful in implementing its business plan, it may become subject to laws and regulations of one or more federal agencies, including the Food and Drug Administration, the Federal Trade Commission, and the Consumer Product Safety Commission.  Additionally, in that event, ARI may be subject to regulation by various state, local and international agencies of the various jurisdictions in which its products are sold.

Related Party Transactions

On April 27, 2010, ARI entered into a non-exclusive consulting agreement with California Capital Partners, LLC (“CalCap”) to provide financial and general business advice to sell up ARI’s business and to assist in financing the affairs of ARI.  Pursuant to that agreement, CalCap received from ARI $5,000 per month from May 2010 through July 2010, and $10,000 per month from August 2010 through June 2012.  CalCap is a Delaware limited liability company. Mark Mansfield, who, currently, is the Chief Operating Officer of ARI, and, upon consummation of the Merger, will become the Chief Executive Officer, President, and member of the Board of Directors of ESP, and John Nelson, who, currently, is the Chairman of the Board of Directors of ARI and will become the Chairman of ESP’s Board of Directors upon consummation of the Merger, have beneficial interests in CalCap.

Additionally, for certain other financial consulting services, ARI paid CalCap compensation of $25,000 and agreed to issue to CalCap warrants to purchase 148,664 shares of ARI’s common stock for management services.

Legal Proceedings

ARI is involved in no legal proceedings.  Additionally, ARI is not aware of any threatened or contemplated legal proceedings.

Market Price and Dividends regarding ARI’s Common Stock and Related Stockholder Matters

ARI is a privately held company and there is, currently, no, nor has there ever been, an established public trading market for ARI’s common stock.  Accordingly, there is not sales price information or other information regarding ARI’s common stock reported on any principal market.

As of the date of this Information Statement, there are 5 stockholders of record of ARI’s common stock.

ARI has no securities authorized for issuance pursuant to any equity compensation plans.

ARI has never declared or paid any dividends with respect to its common stock.

Development Stage Activities

Since its formation, ARI has not generated any revenue.  All of its operating results and cash from February 22, 2010 (date of inception) through September 30, 2012, are considered to be those related to development stage activities and represent the “cumulative from inception”.  ARI is concentrating its efforts and resources on developing its business.

Operating Results For the 9 months ended September 30, 2012

The following selected comparative financial information has been derived from and should be read in conjunction with the financial statements of ARI for the nine months ended September 30, 2012.

	For the Nine Months Ended September 30,
	2011		2012	$ Change	% Change

Total Sales	$		$76	$76
Cost of goods sold			63	63
Gross profit			13	13
Operating expenses		450,380	441,176	(9,204)	-2.0%
Net loss before other items		(450,380)	(441,163)	9,217	2.0%
Other items
Interest income		2,607	882	(1,725)	-66.2%
Net loss		$(447,773)	$(440,281)	$7,492	1.7%

Total assets		$977,490	$458,310	$(519,180)	-53,1%
Working capital		$951,800	$364,852	$(586,948)	-61.7%

Balance sheet – September 30, 2012

Cash

At September 30, 2012, ARI had $443,772 of cash on hand, a decrease of $533,629 from the September 30, 2011 balance of $977,401.

Prepaids and deposits

At September 30, 2012, the balance of prepaid director’s and officer’s insurance was $1,224.

Inventory

At September 30, 2012, ARI  had inventory in the amount of $12,156.

Trademarks

At September 30, 2012, ARI had capitalized $1,158 of trademark registration costs.   No amortization expenses have been taken as of that date.

Accounts payable

At September 30, 2012, accounts payable was $92,301, an increase of $66,611 from the September 30, 2011 balance of $25,690.

Common Stock

At September 30, 2012 and September 30, 2011, there were 1,250,000 shares of common stock issued out of the authorized 200,000,000 common shares.  The par value of the common shares is $0.001 resulting in common stock of $1,250.

Additional paid-in Capital

At September 30, 2012 and September 30, 2011, the balance of additional paid in capital was $1,999,950.

Accumulated Deficit

ARI had an accumulated deficit of $1,635,191 on September 30, 2012, a $585,791 increase from the accumulated deficit of $1,049,400 on September 30, 2011.

Statement of Operations – September  30, 2012

Sales

For the nine months ended September 30, 2012, ARI generated  $76 in sales.

Operating Expenses

ARI operating expenses are classified primarily into the following categories.

General & administrative.

General & administrative expenses incurred for the nine months ended September 30, 2012 were $80,000, compared to $209,701 incurred during the nine month period ended September 30, 2011.   The expenses were comprised of consulting fees for management services paid to Life Ex Technologies for the services provided by David Kekich as Chief Executive Officer and Director ($55,000 in 2012 and $87,955 in 2011); Greta Blackburn, Corporate Secretary ($25,000 in 2012 and $33,934 in 2011);  David Saloff,  former Chief Executive Officer (CEO) ($44,054 in 2011);  Edward Hammel,  former Chief Financial Officer (CFO) ($21,879 in 2011); and  Sean Hagberg,  former Chief Science Officer (CSO) ($21,879 in 2011).    Payments to the former CEO, former CFO and former CSO were during a 4 ½ month period in 2011.

Professional fees.

Professional consulting fees for the nine months ended September 30, 2012 were $123,482, compared to the $139,592 incurred during the nine months ended September 30, 2011.   Legal expenses incurred during the nine months ended September 30, 2012 and September 30, 2011, were $67,461 and $14,829, respectively.  Accounting fees were $39,076 and $1,950 during the nine month periods ended September 30, 2012 and September 30, 2011, respectively.  The increase in 2012 was partially due to ARI’s financial statements being audited.

Marketing.

For the nine months ended September 30, 2012, marketing expenses were $64,982, compared to $8,000 for the nine months ended September 30, 2011.   This increase was primarily due to the engagement of a professional media firm to develop an infomercial for ARI.

Research and Development.

On August 26, 2011, ARI engaged Biomind LLC to design, construct and apply certain software solutions for identifying combinational nutraceuticals and cosmeceuticals and combinational targets for nutraceuticals and cosmeceuticals.  The programming is approximately fifty percent completed, and management believes it will be completed by June 30, 2013.  ARI incurred expenses of $75,000 payable to Biomind LLC through September 30, 2012.

Other Operating Expenses.

Travel expense for the nine months ended September 30, 2012 was $6,705, compared to $26,886 for the previous year period.  ARI purchased directors and officers insurance in 2011, incurring a monthly expense of $691.  Executive search expenses were $0 and $13,158 for the nine month periods ended September 30, 2012 and 2011, respectively.

Other Items

Interest income.

For the nine month period ended September 30, 2012, ARI earned $882 in interest income, a decrease of $1,725 from the amount of $2,607 for the nine month period ended September 30, 2011.

Liquidity and Capital Resources

At September 30, 2012, ARI had working capital of $364,852, compared to a working capital of $951,800 on September 30, 2011.  The decrease is due to developmental stage expenses incurred by ARI.

At September 30, 2012, the total assets were $458,310, compared to the total assets $977,490 at September 30, 2011.

Operating Results for the year ended December 31, 2011

The following selected comparative financial information has been derived from and should be read in conjunction with the financial statements of ARI for the year ended December 31, 2011.

	Fiscal Year ended December 31,
	2010 (1)	2011	$ Change	% Change
Total Sales	$	$		$
Cost of goods sold
Gross (loss) profit

Operating expenses	605,938	596,386	(9,552)	-1.576%
Net loss before other items	(605,938)	(596,386)	9,552	-1.576%
Other items
Interest income	4,311	3,103	1,208	-28.021%
Net loss	$(601,627)	$(593,283)	$8,344	-1.387%

Total assets	$1,457,097	$839,012	$(618,085)	-42.420%
Working capital	$1,399,573	$805,365	$(594,208)	-42.460%

(1)	Commenced operations on February 22, 2010

Balance sheet – December 31, 2011

Cash

At December 31, 2011, ARI had $824,189 of cash on hand, a decrease of $632,908 from the December 31, 2010 balance of $1,457,097.

Prepaids and deposits

At December 31, 2011, the balance of prepaid director’s and officer’s insurance was $7,341.

Inventory

At December 31, 2011, ARI  had prepaid $6,250 for inventory with a scheduled delivery in February 2012.

Trademarks

At December 31, 2011, ARI had capitalized $925 of Trademark registration costs incurred in 2011.   No amortization expenses were incurred in 2011.

Accounts payable

At December 31, 2011 accounts payable was $32,722, a decrease of $13,186 from the December 31, 2010 balance of $45,908.

Accounts payable related party

The balance at December 31, 2010, of $11,616 was payable to the CEO, CFO and COO for consulting fees incurred in December 2010 and unreimbursed business expenses.

Common Stock

At December 31, 2011 and December 31, 2010, there were 1,250,000 shares of common stock issued out of the authorized 200,000,000 common shares.  The par value of the common shares is $0.001 resulting in common stock of $1,250.

Additional paid-in Capital

 At December 31, 2011 and December 31, 2010, the balance of additional paid in capital was $1,999,950.

Accumulated Deficit

ARI had an accumulated deficit of $1,194,910 on December 31, 2011, a $593,283 increase from the accumulated deficit of $601,627 on December 31, 2010.

Statement of Operations – December 31, 2011

Sales

ARI has generated no sales since its formation.

Operating Expenses

ARI operating expenses are classified primarily into the following categories.

General & administrative.

General & administrative expenses incurred for year ended December  31, 2011 were $236,701, compared to the $226,000 incurred in the year ended December 31, 2010.   The expenses were comprised of consulting fees for management services paid to Life Ex Technologies for the services provided by David Kekich as Acting Chief Executive Officer and Director ($107,455 in 2011 and $109,000 in 2010); Greta Blackburn, Corporate Secretary ($41,434 in 2011 and $50,000 in 2010);  David Saloff,  former Chief Executive Officer (CEO) ($44,054 in 2011 and $35,000 in 2010);  Edward Hammel,  former Chief Financial Officer (CFO) ($21,879 in 2011 and $14,500 in 2010); and  Sean Hagberg,  former Chief Science Officer (CSO) ($21,879 in 2011 and $17,500 in 2010). Payments to the former CEO, former CFO and former CSO were over a 4 ½ month period in 2011 and over a 3 month period in 2010.  The annual increase was $10,701 or 4.5%.

Professional fees.

Professional fees in the year ended December 31, 2011 were $196,458, compared to the $78,000 incurred in the year ended December 31, 2010. The increase was due primarily to a change in management, where a new executive team was hired in 2011 as consultants. In 2011 and 2010, legal expenses were $21,860 and $237,919, respectively. Legal expenses were more in 2010, due to management’s intentions to prepare ARI for an initial public offering, which was later cancelled.

Marketing.

In 2011, Marketing expenses were $29,859, compared to $3,669 in 2010, an increase of $26,190.   This increase was due to the engagement of a professional media firm to develop an infomercial.

Research and Development.

On August 26, 2011, ARI engaged Biomind LLC to design, construct and apply certain software solutions for identifying combinational nutraceuticals and cosmeceuticals and combinational targets for nutraceuticals and cosmeceuticals.  The programming is approximately fifty percent completed, and management believes it will be completed by June 30, 2013.   ARI incurred expenses of $50,000 payable to Biomind LLC in 2011.

Other Operating Expenses.

Travel expense in 2011 was $27,781, compared to the $8,067 incurred in 2010.  ARI purchased directors and officers insurance in 2011, incurring a monthly expense of $691.  Executive search expenses were $13,158 and $20,300 in 2011 and 2010, respectively.

Other Items

Interest income.

In the year ended December 31, 2011, ARI had earned $3,103 in interest income, a decrease of $1,208 from December 31, 2010 interest income of $4,311.

Liquidity and Capital Resources

At December 31, 2011, ARI had working capital of $805,365, compared to a working capital of $1,399,573 at the year ended December 31, 2010.  The decrease is due to the developmental stage expenses incurred by ARI.

At December 31, 2011, the total assets were $839,012, compared to the total assets $1,457,097 at December 31, 2010.

Financing

On February 22, 2010, ARI raised approximately $2,000,000 by issuing 1,000,000 shares of common stock.

ACTION ONE:  THE MERGER

General

ARI and ESP have entered into the Merger Agreement.  Pursuant to the Merger Agreement, ARI will merge with and into ESP. The consummation of the Merger will result in a reverse merger, with ESP remaining as the surviving corporation.  After the Merger, there will be a change of control of ESP and the ownership interests of ESP’s current stockholders in ESP will be diluted substantially.  In exchange for all of the outstanding shares of ARI common stock, holders of ARI common stock will be entitled to receive 6,148,029 shares of ESP common stock.  Additionally, we will assume certain outstanding warrant obligations of ARI and have agreed to issue to certain persons and entities affiliated with ARI warrants to purchase 1,193,124 shares of our common stock at a per share exercise price which is equal to the average trading price of our common stock for the 10 trading days immediately preceding the date of exercise of those warrants.  Those warrants will expire on June 25, 2017.

California Capital Partners, LLC, a Delaware limited liability company (“CalCap”), will receive warrants to purchase 731,191 of those 1,193,124 shares of our common stock.  Mark Mansfield, who, currently, is the Chief Operating Officer of ARI and who will be our President, Chief Executive Officer and a member of our Board of Directors upon the consummation of the Merger, and John Nelson, who, currently, is the Chairman of the Board of Directors of ARI and will be the Chairman of our Board of Directors upon consummation of the Merger, have beneficial interests in CalCap.  Accordingly, based upon their respective ownership interests of CalCap, Mark Mansfield shall receive warrants to purchase 359,015 of those 1,193,124 shares of our common stock and John Nelson shall receive warrants to purchase 360,696 of those 1,193,124 shares of our common stock.

Upon consummation of the Merger, CalCap, as consideration for certain consulting services provided by CalCap to us in connection with the (i) distribution of our products and (ii) introductions to prospective joint venture participants and merger candidates, including ARI, and related advisory services, shall receive warrants to purchase 91,764 shares of our common stock at an exercise price equal to the average trading price of our common stock for the ten (10) trading days immediately preceding the date of exercise of those warrants (the “CalCap Warrants”).  The CalCap Warrants will expire on June 25, 2017.

CalCap is a Delaware limited liability company.  Mark Mansfield, who, currently, is the Chief Operating Officer of ARI and who will be our President, Chief Executive Officer and a member of our Board of Directors upon the consummation of the Merger, and John Nelson who, currently, is the Chairman of the Board of Directors of ARI and will be the Chairman of our Board of Directors upon consummation of the Merger, are beneficial owners of CapCap.  Based upon their respective ownership interests of CalCap, Mark Mansfield shall receive warrants to purchase 45,056 of those 91,764 shares of our common stock and John Nelson shall receive warrants to purchase 45,267 of those 91,764 shares of our common stock.

Upon the closing of the Merger, the Reverse Stock Split and the Name Change will occur.

Consequences to Our Shareholders

The existing holders of ESP’s common stock will not receive additional shares of our common stock as a result of the Merger.  Those existing shareholders will retain ownership of their shares of our common stock, but their ownership percentage of ESP will be decreased when shares of ESP’s common stock are issued to holders of ARI shares of common stock pursuant to the Merger.

After the closing of the Merger, the shares of ESP’s common stock issued pursuant to the Merger will have the same rights, terms and preferences as ESP’s currently issued and outstanding shares of common stock.  Also, the par value of ESP common stock will continue to be $.001 per share.

After the closing of the Merger, the holders of ESP’s common stock will continue to be entitled to one vote for each share of ESP’s common stock held of record regarding all matters to be voted for by ESP’s shareholders.  Also, there will continue to be no cumulative voting with respect to the election of our directors, with the result that the holders of more than 50% of the shares of our common stock (who, after the Merger, will be the former holders of ARI’s common stock) voted for the election of our directors will be able to elect all of our directors.

After the closing of the Merger, the holders of ESP’s common stock will continue to be entitled to receive dividends when, and if, declared by our Board of Directors from legally available funds therefor.  ESP has not paid dividends since its formation.  Also, in the event of ESP’s liquidation, dissolution or winding up, the holders of its common stock will continue to be entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of capital stock, if any, having preference over our common stock.

After the closing of the Merger, holders of shares of ESP’s common stock, as such, will continue to have no conversion or other subscription rights, and there will continue to be no redemption provisions applicable to ESP’s common stock.  All of the outstanding shares of ESP’s common stock are, and the shares of ESP’s common stock to be issued pursuant to the Merger will be, duly authorized, validly issued, fully paid and nonassessable.  After the closing of the Merger, ESP will continue to not be authorized to issue preferred stock.  Also, there will continue to be no material differences regarding shareholder rights as a result of the Merger.

If the Merger is not completed, management of ESP will review all available options.  ESP, currently, has no other plan or intention to enter into another merger transaction.

Effects of the Merger

The Merger will be accounted for as a reverse acquisition, with ESP as the surviving entity.  At the Effective Date, in exchange for all of the outstanding shares of ARI common stock, holders of ARI common stock will be entitled to receive 6,148,029 shares of ESP common stock.  Additionally, we will assume certain outstanding warrant obligations of ARI and have agreed to issue to certain persons and entities affiliated with ARI warrants to purchase 1,193,124 shares of our common stock at a per share exercise price which is equal to the average trading price of our common stock for the 10 trading days immediately preceding the date of exercise of those warrants.  Those warrants will expire on June 25, 2017.

Following the Merger, the operations of ARI will be conducted by ESP and ARI’s existence as a separate entity will cease.

Post-Merger Business of ESP

After the Merger, the surviving company, Enhanced Life Technologies, Inc., intends to engage in the business of researching, developing and selling proprietary (patent protected) science based products and formulations that, because of their composition (ingredients), are designed to maintain and, possibly, improve the general health and wellbeing of adults.  For example, topical formulations that improve signs of aging by specifically providing moisture to the skin (cosmeceuticals developed previously by ESP using the Visible Youth brand) or a product isolated or purified from foods that is demonstrated to provide a physiological benefit in preventing chronic disease (those nutraceuticals contemplated by Age Reversal, Inc.).  The anticipated products include, but are not limited to, supplements (vitamins), personal care products (creams and lotions), foods or food components that provide a health benefit beyond basic nutrition, and non-alcoholic drink products that include in their formulations non-traditional ingredients, so as to provide specific health benefits that go beyond general nutrition.

Background of the Merger

The following information specifies material aspects of the Merger.  In mid 2011, ESP’s Board of Directors began considering and evaluating the economic conditions of ESP and restructuring alternatives.  After considering other opportunities, ESP determined it is in the best interests of ESP and its stockholders to merge with ARI on those terms and subject to those conditions specified in the Merger Agreement (please see “Reasons for the Merger” on Pages 48 to 49).  ARI and ESP entered into the Merger Agreement on June 19, 2012.  A copy of the Merger Agreement is attached to this Information Statement as Appendix A.  On August 31, 2012, ARI and ESP entered into a written Amendment to Agreement and Plan of Merger (the “Merger Agreement Amendment”), pursuant to which the provisions of the Merger Agreement were amended.  A copy of the Merger Agreement Amendment is attached to this Information Statement as Appendix B.  References in this Information Statement to the “Merger Agreement” contemplate and include the Merger Agreement Amendment.  You are urged to read Appendix A and Appendix B in their entirety.  The Merger is a reverse merger pursuant to which ARI will merge with and into ESP, with ESP remaining as the surviving corporation; provided, however, on the consummation of the Merger, there will occur a change of control of ESP and ARI’s existence as a separate entity will cease.

The Merger Agreement and the Merger Agreement Amendment are the only agreements entered into by and among ESP and ARI.  Except as otherwise disclosed in this Information Statement, there are no previous contracts, transactions or negotiations with ARI or its stockholders.

Reasons for the Merger

ESP requires additional working capital.  Currently, ESP does not have any source of revenue, cash flow, or borrowing capacity sufficient to pay for the costs and fees of continuing its operations.  In that regard, our management is considering the Merger because (1) the performance of ESP’s common stock has been disappointing since its initial quotation on the Over-the-Counter Bulletin Board (“OTCBB”); (2) ESP has an accumulated deficit of $1,907,529 as of April 30, 2012; (3) ESP has no current sources of revenue; and (4) the amount of working capital necessary to conduct and grow its operations has increased significantly.  Due to illiquidity and low stock prices, ESP’s common stock has not been sufficiently attractive to investors.  As a "micro cap" company, ESP has had difficulty raising capital by equity offerings, because there has been no investor interest in its common stock.  Our Board of Directors has evaluated the financial condition of ESP and the prospects for our future and has determined that the outlook for ESP pursuant its existing business plan is not good and the interests of our shareholders might be better served by restructuring ESP or its business.

As a result, we have engaged in discussions and received proposals for transactions in addition to the Merger.  One such proposal contemplated financing pursuant to an equity credit line.  Following discussions with the proposed provider of that equity credit line, we rejected that proposal, because we believed that the funds available would be insufficient to satisfy our requirements.  The funds available from that equity credit line would have been dependent upon the trading volume and price of our common stock, both of which were too low to raise sufficient capital.

Also, we considered a proposed merger with a private Canadian company.  Following due diligence regarding that proposed merger, that transaction was not pursued because of the insufficient assets, including cash, and revenue of the proposed merger candidate.

Additionally, we received an inquiry from a party interested in acquiring control of the Company, without its liabilities.  Following preliminary discussions, that proposal was not pursued, because the price offered for control of the Company was insufficient for the Company to satisfy its liabilities and would provide less cash than will be provided as result of the Merger.

Having determined that ESP has no available means by which to fund its operations and future growth, our Board of Directors has determined that it is in ESP’s best interests to merge with ARI.  We believe the Merger should benefit ESP and our current stockholders because, in our opinion, the following are potential positive factors of the Merger:

●	the Merger should enable us to have incremental increased capital, greater capital flexibility, and an opportunity to operate profitably;

●	the addition of experienced management personnel from ARI;

●	the assets of ARI and the prospects of ARI’s business should give our stockholders a greater chance of increasing the value of their investments in ESP than if we continue with our business; and

●	the nutraceutical and cosmeceutical markets are growing and should provide significant opportunities for our business.

Additionally, our Board of Directors considered potentially negative factors regarding the Merger, such as:

●	ARI has experienced only net losses since the date of its inception and has an accumulated deficit of $1,635,191 as of September 30, 2012;

●
our expectations for ARI’s business may never be realized and, as result, there may be a decrease in the price of our common stock, which would adversely affect the value of our common stock owned by our shareholders;

●	our current stockholders subject to immediate and substantial dilution of their ownership interest in ESP, if the Merger is consummated;

●	the challenges inherent in combining the businesses, operations and personnel of the two companies; and

●	the risks of the type and nature described in that portion of this Information Statement entitled “RISK FACTORS – Risks Relating to the Merger” (see Pages 70 through 73, inclusive.

Our Board of Directors believes that if the Merger is completed, ESP’s shareholders may be more likely to realize increased value, because the price of ESP’s common stock may increase as a result of the ARI business and future results of operations of the surviving entity.

The decision by ARI’s Board of Directors to enter into the Merger Agreement is based upon its belief that funding sources and access to capital markets are more readily available to a public company, with a trading market for its common stock, than a private company.  ARI, also, believes a public company’s common stock may be used as currency to fund operations and the acquisition of other operations.  ESP’s common stock has not historically been sufficient to serve as such currency, because that common stock has traded, and continues to trade, at approximately $0.011 per share, with limited liquidity.  ARI believes that the new business and potential growth for the surviving business operations should generate greater investor interest and increased liquidity in the publicly traded stock, making it more attractive to serve as currency for the surviving company.  ARI believes that its operations may generate significantly more investor interest than ESP’s current operations.  Another factor for ARI in entering into the Merger Agreement is that its stockholders, who will hold shares of common stock of a public company, will be better able to sell their shares of common stock of ESP received as a result of the Merger.

Capitalization of ESP Before and After Merger

Number of ESP shares of common stock outstanding prior to the Merger:	53,250,000
Number of ESP shares of common stock outstanding following the Reverse
Stock Split and prior to the Merger:	1,065,000
Number of ESP shares to be issued to Samuel Asculai, Christopher Hovey, and
Drasko Puseljic to satisfy indebtedness of ESP to them pursuant to their respective employment/consulting relationships with ESP (see “Issuance of Common Stock to
certain ESP Affiliates” on Page 51):	678,525
Number of ESP shares of common stock to be issued to ARI shareholders upon
consummation of the Merger (see “The Merger Agreement” on Pages 50 and 51):	6,148,029
Number of ESP shares of common stock outstanding following the Merger:	7,891,554
Number of ESP shares of common stock subject to warrants to be issued to certain persons and entities affiliated with ARI upon consummation of the Merger
(see “The Merger Agreement” on Pages 50 and 51):	1,193,124
Number of ESP shares of common stock subject to warrants to be issued to California
Capital Partners, LLC upon consummation of the Merger (see “ACTION ONE:
THE MERGER – General” on Page 45 and 46):	91,764

As a result of the Merger, there will be a change of control of ESP and the current shareholders of ESP will experience substantial dilution of their ownership interests of ESP.

Percentage ownership interests of current ESP shareholders prior to the Merger:	100%
Approximate percentage ownership interests of current ESP shareholders after the
Merger (fully diluted):	20%

Rights of Dissenting Shareholders

The Merger is a corporate action which results in dissenters' rights pursuant to the NRS. A summary of dissenters' rights available to ESP shareholders is specified in this Information Statement under the heading "RIGHTS OF DISSENTING SHAREHOLDERS" (see “RIGHTS OF DISSENTING SHAREHOLDERS” on Pages 83 through 86, inclusive). Dissenters' rights pursuant to the NRS are attached to this Information Statement as Appendix D.

The Merger Agreement

The following information summarizes material provisions of the Merger Agreement, which is included in this Information Statement as Appendix A and is incorporated herein by reference in its entirety, and the Merger Agreement Amendment, which is included in this Information Statement as Appendix B and is incorporated herein by reference in its entirety.  As used in this Information Statement, the term “Merger Agreement” contemplates and includes the Merger Agreement and the Merger Agreement Amendment.  The rights and obligations of ESP and ARI are governed by the express terms and conditions of the Merger Agreement and not by this summary or any other information specified in this Information Statement.  Our stockholders are urged to read the Merger Agreement (including the Merger Agreement Amendment) carefully in its entirety as well as this Information Statement.

The Merger Agreement is included in this Information Statement only to provide public disclosure regarding its terms and conditions as required by United States federal securities laws and is not intended to provide any factual information about ESP or ARI.  The Merger Agreement specifies representations and warranties by each of the parties thereto.  These representations and warranties:

●	were made only for the purpose of the Merger Agreement and as of specific dates and may be subject to more recent developments;
●	may not be intended as statements of fact; but, rather, as a way of allocating risk between the parties in the event the information therein proves to be inaccurate;
●
have been qualified by certain disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not specified in the Merger Agreement itself; and

●	may apply standards of materiality in the way that is different from what may be considered as material by our stockholders.

Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but, instead, should be read together with the information provided elsewhere in this Information Statement and in the documents attached to this Information Statement as appendices.

On June 19, 2012, ARI and ESP entered into the Merger Agreement, pursuant to which ARI will be merged with and into ESP and ESP shall be the surviving company.  On August 31, 2012, ARI and ESP entered into the Merger Agreement Amendment, pursuant to which the provisions of the Merger Agreement were amended.  As a result of the Merger, the existence of ARI as a separate entity will cease and the operations of ARI will be acquired by ESP.  The Board of Directors of ESP and the Board of Directors of ARI have approved the Merger Agreement.  Additionally, the Merger Agreement has been approved by the holders of the requisite number of shares of common stock of ARI and ESP.

On the Effective Date, in exchange for all of the outstanding shares of ARI common stock, holders of ARI common stock will be entitled to receive 6,148,029 shares of ESP common stock.  Additionally, we will assume certain outstanding warrant obligations of ARI and have agreed to issue to certain persons and entities affiliated with ARI warrants to purchase 1,193,124 shares of our common stock at a per share exercise price which equal to the average trading price of our common stock for the 10 trading days immediately preceding the date of exercise of those warrants.  Those warrants will expire on June 25, 2017.

Issuance of Common Stock to certain ESP Affiliates

Samuel Asculai, Christopher Hovey, and Drasko Puseljic have provided various employment and consulting services to the Company and have not been compensated for those services.  As compensation for those services, at the closing of the Merger, ESP shall issue to:

●	Samuel Asculai 246,124 shares of ESP’s common stock;
●	Christopher Hovey 146,277 shares of ESP’s common stock; and
●	Drasko Puseljic 286,124 shares of ESP’s common stock.

Upon their receipt of the respective number of ESP’s common stock, Samuel Asculai, Christopher Hovey, and Drasko Puseljic shall release ESP from any and all liability relating to the services provided by them to ESP.

The number of those shares were calculated on a post Reverse Stock Split basis.  Those shares of ESP common stock issued to Samuel Asculai and Drasko Puseljic will be part of the 20% of the issued and outstanding shares of ESP held by ESP’s current stockholders after the closing of the Merger.

Issuance of Shares Exempt from Registration

We believe that those shares of ESP’s common stock and warrants will be issued pursuant to the exemptions from registration specified by the provisions of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation S.  Those shares of common stock and warrants which will be to ARI shareholders and affiliates will be issued to 12 persons in a transaction not involving a public offering of securities.  Specifically, 11 of those persons reside in the United States and one such person resides in Canada.  Those persons are very familiar with the terms and conditions of the Merger.  Moreover, each of those persons has been provided with sufficient information to enable them to make informed decisions regarding ESP and its operations, which information includes this Information Statement and its appendices.

Those shares to be issued to Samuel Asculai, Drasko Puseljic, and Christopher Hovey will be issued pursuant to Regulation S.  All certificates representing shares of common stock issued by ESP pursuant to the Merger will specify legends restricting transferability absent registration pursuant to the Securities Act or an applicable exemption from such registration.

Fractional Shares

No fractional shares of ESP common stock shall be issued in exchange for shares of ARI common stock.  In lieu thereof, fractional shares shall be rounded up to the nearest whole number.

Effective Date

The Merger, assuming all of the other conditions described under "Conditions to Consummation of the Merger" (see Page 54) are satisfied or waived by the parties, as appropriate (and to the extent permitted by the Merger Agreement), will become effective on that date that the Articles of Merger are filed with the State of Secretary of Nevada, which we anticipate will occur 20 days following the date of mailing of this Information Statement to our stockholders (the “Effective Date”).

The Merger Agreement specifies that ESP and ARI will cause the closing of the Merger to occur as promptly as practicable after the satisfaction or waiver of the other conditions described under "Conditions to Consummation of the Merger," but in no event later than 5 business days after all such conditions have been satisfied or waived, or on such other date as may be mutually agreed upon by ARI and ESP.  There can be no assurance that all conditions to the Merger will be satisfied.  The delay in satisfying any condition of the Merger could delay the completion of the Merger or result in the termination of the Merger Agreement.  The Merger Agreement may be terminated prior to the Effective Date by either ESP or ARI in specified circumstances, whether before or after adoption of the Merger Agreement by the stockholders of ESP.  (See "Termination of the Merger Agreement" on Page 55).

Representations and Warranties

The Merger Agreement specifies various representations and warranties of ESP and ARI, which are standard and routine to transactions similar to those specified by the Merger Agreement, including the following:

●	The organization and corporate power of ESP and ARI;

●	The ownership of subsidiaries;

●	The information specified in the financial statements of ARI and ESP;

●	The absence of material changes from the date of each party’s financial statements to the date of the Merger Agreement;

●	The absence of legal proceedings against ESP and ARI;

●	The disclosure of all contracts, agreements or commitments to which ESP and ARI are parties;

●
Authority of ESP and ARI with respect to the execution and delivery of the Merger Agreement, and the due and valid execution and delivery and enforceability of the Merger Agreement by and against ARI and ESP;

●
The absence of conflicts with, or violations of, organizational documents, other contracts and applicable laws with respect to the Merger and the transactions contemplated by the Merger Agreement with respect to ARI and ESP;

●	The need for the consent, approval, authorization or order of any governmental entity with respect to the Merger;

●	The capitalization of ARI and ESP;

●	The compliance by ESP and ARI with applicable laws and permits;

●	The title to properties and absence of liens regarding ARI and ESP;

●	Ownership and protection of intellectual property of ESP and ARI;

●	No violation by ESP or ARI of their charter documents or any material obligation, agreement or condition of any contractor which ARI and/or ESP is a party;

●	Tax matters of ESP and ARI;

●	The liability of ESP and ARI regarding brokerage fees and commissions in connection with the Merger;

●	Insurance maintained by ESP and ARI;

●	The absence of labor disputes regarding ESP and ARI;

●	ERISA matters and compliance;

●	Compliance with environmental laws by ESP and ARI;

●	The maintenance of minute books and other corporate records by ESP and ARI;

●	Compliance with the U.S. Foreign Corrupt Practices Act of 1977 by ESP and ARI;

●	The compliance by ARI and ESP with applicable money laundering laws;

●	Confidentiality agreements and other protection regarding proprietary information by ESP and ARI;

●	The solvency of ARI and ESP;

●	Related party transactions to which ARI and ESP are parties;

●
Regarding ESP, the preparation and filing with the Securities and Exchange Commission of all applicable documents and reports and the compliance of those documents and reports with applicable rules and regulations relating thereto; and

●
Regarding ESP, the preparation and filing with the Securities and Exchange Commission of all applicable documents and reports and the compliance of those documents and reports with applicable rules and regulations relating thereto; and

●	The completeness of the representations and warranties of ESP and ARI specified in the Merger Agreement.

Covenants

The Merger Agreement, also, specifies various covenants (promises) of the parties, which are standard and routine to transactions similar to those specified by the Merger Agreement, including the following:

●	The parties shall use all reasonable efforts to make all legally required filings and take all other actions necessary, proper or advisable to consummate the Merger;

●	The holders of a majority of our outstanding shares of common stock have consented to the Reverse Stock Split and the Name Change;

●
Between the date of the Merger Agreement and the date of closing of the Merger, the parties are required to provide each other with reasonable access to their respective corporate books, records and papers;

●	Prior to the closing of the Merger and in the event the Merger is never consummated, each party is prohibited from disclosing or using any confidential information received from any other party;

●
ESP is required to seek approval of the Merger from its stockholders and notify its stockholders of the Merger by mailing this Information Statement to its stockholders; each party is required to cooperate in the preparation of this Information Statement;

●	Neither ESP nor ARI shall knowingly take any action which would disqualify the Merger as a tax-free reorganization pursuant to the Internal Revenue Code of 1986;

●	The parties shall cooperate regarding the substance of press releases and public announcements relating to the Merger and the Merger Agreement;

●	At the Effective Date, ESP shall deliver the voluntary resignations of its directors and executive officers, other than Samuel S. Asculai and Donald Nicholson;

●
On the Effective Date, Samuel S. Asculai and Donald Nicholson, as the then directors of ESP, shall appoint John Nelson (Chairman), Kenneth Weiss, and Mark Mansfield as members of ESP’s Board of Directors; and

●
On the Effective Date, the Board of Directors of ESP shall appoint Mark Mansfield as Chief Executive Officer and President; Samuel S. Asculai as Chief Science Officer and Secretary; and Douglas Lee as Chief Financial Officer and Treasurer.

Limitations on Solicitation of Transactions

Pursuant to the Merger Agreement, ESP and ARI have each agreed that neither party nor such party's officers, directors or agents shall, directly or indirectly, encourage, solicit or initiate discussions or negotiations with, or engage in negotiations or discussions with, or furnish non-public information to, any corporation, partnership, person or other entity or groups concerning any merger, sale of capital stock, sale of substantial assets or other business combination; provided, however, that either of them may engage in such discussions in response to an unsolicited proposal from an unrelated party, if the respective Board of Directors of ESP or ARI, as the case may be, determines, in good faith, after consultation with counsel, that the failure to engage in such discussions may constitute a breach of the fiduciary or legal obligations of such Board of Directors.  ESP and ARI have each agreed to promptly inform the other parties if it receives a proposal or inquiry with respect to these matters.

Conditions to Consummation of the Merger

The closing of the Merger shall occur only upon the satisfaction of numerous conditions by ESP and ARI.  The Merger Agreement specifies that no party is obligated to consummate the Merger, unless certain conditions are satisfied or mutually waived, including the following:

●
There shall be no action, suit or proceeding, pending or threatened, before any court or other governmental agency which is reasonably likely to prevent the closing of the transactions contemplated by the Merger Agreement;

●	There shall be no injunction or other order of any court and there shall not have been any law enacted prohibiting the transactions contemplated by the Merger Agreement;

●	Each party shall have obtained all necessary third party consents and approvals; and

●	The offering and issuance of shares of ESP common stock to the ARI shareholders shall be exempt from registration pursuant to the Securities Act of 1933.

Conditions to ESP’s Obligations

In addition to the general conditions specified above, the obligation of ESP to effect the Merger is subject to the satisfaction of the following conditions by ARI at or prior to the Effective Date (unless waived by ESP):

●	The representations and warranties of ARI specified in the Merger Agreement shall be true and correct on the Effective Date; and

●
ARI shall have performed and complied with all the covenants and agreements specified in the Merger Agreement in all material respects and satisfied in all material respects all the conditions specified in the Merger Agreement to be performed or complied with by ARI at or prior to the Effective Date.

Conditions to ARI’s Obligations

In addition to the general conditions specified above, the obligations of ARI to effect the Merger are subject to the satisfaction of conditions by ESP at or prior to the Effective Date (unless waived by ARI):

●	The stockholders of ESP shall have approved the Actions (specified in this Information Statement) by the requisite votes and implemented the Actions;

●	The representations and warranties of ESP specified in the Merger Agreement shall be true and correct on the Effective Date;

●
ESP shall have performed and complied with all the covenants and agreements specified in the Merger Agreement in all material respects and satisfied in all material respects all the conditions specified in the Merger Agreement to be performed or complied with by ESP at or prior to the Effective Date;

●	ESP shall be in full compliance in all material respects with its reporting requirements with the SEC; and

●	The Reverse Stock Split and the Name Change shall have occurred.

Termination of the Merger Agreement

The Merger Agreement may be terminated at any time prior to the Effective Date:

●	by mutual consent of ESP and ARI; or

●	by either ESP or ARI if:

(1)    the Merger has not been consummated on or before October 31, 2012, or such later date as ARI and ESP may mutually agree;

(2)    there has been a material misrepresentation, breach of warranty or breach of covenant by any party; and

(3)    there shall have been a material adverse change in the financial condition of the other, or if an event shall have occurred which, as far as reasonably can be foreseen, would result in any such change.

If the Merger is not completed, management of ESP will review all available options.  Considering the financial situation of ESP, however, it is quite probable that ESP will be required to initiate bankruptcy or insolvency proceedings, if the Merger is not consummated.  ESP, currently, has no other present plans or intentions to enter into another merger transaction.

Expenses

Each party is responsible for all of its expenses incurred in connection with the Merger.  In the event of the termination of the Merger Agreement for any reason other than a breach by ESP of the Merger Agreement, ARI is required to pay ESP cash in an amount equal to all of ESP’s expenses, costs and other amounts, including, without limitation, attorney’s and accountant’s fees and costs; provided, however, such amount shall not exceed $40,000.  ESP is responsible for all costs associated with this Information Statement.

Fairness

Our Board of Directors has determined that the Merger is fair to and in the best interests of ESP and our shareholders.  In analyzing the fairness of the Merger, our Board of Directors considered the effects of the Merger relative to the effects of not entering into any transaction.  Our Board of Directors considered the fact that the Company has no current source of income, minimal cash and no reasonable prospect of raising capital.  Our Board of Directors, also, considered the fact that the Company’s Chief Executive Officer, who has provided loans to the Company to allow the Company to fund operations for the past 18 months, has indicated that he would not provide additional loans to the Company.  Our Board of Directors concluded that unless the Company enters into a transaction that provides available cash immediately, the Company would most likely have to enter into bankruptcy or insolvency proceedings.  Our Board of Directors believed that bankruptcy or insolvency proceedings would likely result in the Company’s creditors receiving only partial payments of the amounts due them, and shareholders receiving nothing.

The Board of Directors also considered the effects of the Merger compared to the other potential transactions described in that section entitled “Reasons for the Merger” on Pages 47 to 49.  Our Board of Directors believed that the Merger is most likely to be consummated in a timely manner, so that the Company could avoid bankruptcy or insolvency proceedings, while at the same time providing shareholders with the best prospects for increased share value.

Our Board of Directors has not contracted with any financial advisor or other consultant for the purpose of obtaining a fairness opinion regarding the Merger.  In addition to those general factors specified above, our Board of Directors based its determination on various factors, including the following specific factors:

●	the terms and conditions of the Merger Agreement;

●	ARI’s assets, obligations, operations and prospects;

●	emerging trends in the nutraceutical and cosmeceutical markets;

●	analysis of the nutraceutical and cosmeceutical industries generally; and

●	a review of possible alternatives to the Merger.

Considering the variety of factors considered by our Board of Directors, our Board of Directors did not quantify or otherwise attempt to assign relative values to the specific factors considered in making its determination.  In the opinion of our Board of Directors, however, the potentially negative factors considered by it are not sufficient, either individually or collectively, to supersede the positive factors relating to the Merger.

Management of ESP After The Merger

The Merger is a reverse merger pursuant to which ESP will be the surviving company.  As a result of the Merger, a change in control in ESP will occur.  Pursuant to the Merger Agreement, Frode Botnevik, Christopher Hovey and Zenas Neon will resign as directors of ESP.  Samuel S. Asculai and Donald Nicholson, as of the Effective Date, as the then directors of ESP, will appoint to our Board of Directors, Kenneth Weiss, John Nelson (Chairman), and Mark Mansfield, who will serve as directors of ESP until the next annual meeting of ESP’s shareholders.  The new Board of Directors will appoint new officers of ESP, who shall be Mark Mansfield, Chief Executive Officer and President; Samuel S. Asculai, Chief Science Officer and Secretary; and Douglas Lee, Chief Financial Officer and Treasurer.  Biographical information concerning the new prospective directors and officers is specified below:

Name	Age	Position
Mark Mansfield	53	Chief Executive Officer, President and Director
Samuel S. Asculai	70	Chief Science Officer, Secretary and Director
John Nelson	65	Chairman of the Board of Directors
Kenneth Weiss	70	Director
Donald Nicholson	54	Director
Douglas Lee	54	Chief Financial Officer and Treasurer

Biographies

Mark Mansfield. From 2005 through February 2009, Mr. Mansfield was a Principal at Pacific Ridge Capital, LLC, a FINRA registered investment bank.  From February 2009 through the present, Mr. Mansfield has been engaged in investment banking/securities transactions through Global Capital Markets, Inc., which is registered with FINRA as a broker-dealer through its wholly owned subsidiary GCMI Securities Corp.  Additionally, from February 2009 through the present, Mr. Mansfield has provided various consulting services through California Capital Partners, LLC.  From October 2008 until January 2009, Mr. Mansfield was a member of the Board of Directors ZVUE, Inc., which at that time was subject to the periodic reporting requirements of the Securities Exchange Act of 1934.  Mr. Mansfield is the Chief Operating Officer of ARI.

Mr. Mansfield has significant experience regarding business startups, expansions, workouts, investment banking and venture capital transactions.  Mr. Mansfield co-founded a boutique investment bank, which was subsequently purchased by E*OFFERING, LLC, the investment banking division of E*TRADE Corp.  As President of that bank, Mr. Mansfield supervised sales/trading and managed corporate finance, overseeing various investment companies in various business sectors.  Mr. Mansfield has led strategic planning and technology commercialization workshops throughout the world for management of companies such as Bell Canada, Dow Corning, Eastman Kodak, Casa Cuerdo, Covance, Fleetwood and Pep Boys.

Mr. Mansfield received a BA degree, with honors, from the Royal Military College of Canada and a MBA from Harvard Graduate School of Business.  After graduation from the Royal Military College of Canada, Mr. Mansfield was commissioned and served 4 years as a Naval Officer.  Mr. Mansfield currently has series 7, 24, and 63 securities licenses.

We believe that Mr. Mansfield’s significant experience as the Chief Operating Officer of ARI and as a consultant to various businesses and an investment banker have provided him with expertise in strategic transactions, corporate operations, financial management, taxes, accounting, controls, finance and financial reporting in various industries, as well as valuable insight into ESP’s operations, which qualify him to serve as ESP’s Chief Executive Officer, President and member of its Board of Directors after consummation of the Merger.

Samuel S. Asculai. (see “THE COMPANIES  - Enhance Skin Products Inc. – Directors, Executive Officers and Corporate Governance – Samuel S. Asculai” on Page 25).

John Nelson.  From March 2002 to the present, Mr. Nelson has been the Managing Director of California Capital Partners, LLC.  Mr. Nelson is the Chairman of the Board of Directors of ARI.  Mr. Nelson has a BA/BS degree from University of Wisconsin, Madison, Wisconsin and an M.A. degree from Washington State University.  Additionally, Mr. Nelson has more than 30 years of experience working with venture capital and operating companies, with primary emphasis in the technology industry.  Mr. Nelson has more than 25 years of institutional venture capital and merchant banking experience.   Mr. Nelson has been the Managing Partner of venture capital funds such as Ventana Tech Fund, Vangel Fund, Cal Ventures, California Capital Investors; Shepherd II V; and California Venture Fund I.  Additionally, Mr. Nelson has been a member of numerous Boards of Directors, for which he was responsible for financing matters and investor relations.

We believe that Mr. Nelson’s extensive education, management (including service as the Chairman of ARI’s Board of Directors), and executive and financial (including venture capital and merchant banking) experience will provide ESP with expertise in capital markets, risk management, and corporate finance and qualify him to be a member and the Chairman of ESP’s of Board of Directors after consummation of the Merger.

Kenneth Weiss.  From 2005 through the present, Mr. Weiss has been the Chief Executive Officer and Managing Member of Universal Secure Registry, LLC, a company engaged in the development of identification, authentication and personal information management technology for government, as well as private enterprise.  Mr. Weiss is a member of the Board of Directors of ARI.  In 1984, Mr. Weiss founded the Security Dynamics (RSA Security), and served as its Chief Executive Officer until 1986 and as its Chairman of the Board of Directors and Chief Technology Officer until 1996.

Mr. Weiss is the Chairman and Chief Executive Officer of Strategic Diversity Inc., a private holding company with interest in intellectual property licensing, private equity investment and other projects.  Currently, Mr. Weiss is a member of the Boards of Directors of several companies.  Mr. Weiss received a B.A. degree from the University of Bridgeport and a Ph.D from the Neotarian Fellowship.

We believe that Dr. Weiss’ experience as an entrepreneur and founder of various companies and his extensive education provide him with significant experience in capital markets, risk management and corporate finance and compensation, which qualify him to be a member of ESP’s Board of Directors after consummation of the Merger.

Donald Nicholson. (see “THE COMPANIES  - Enhance Skin Products Inc. – Directors, Executive Officers and Corporate Governance – Donald Nicholson” on Page 26).

Douglas Lee.  From 2006 to January 2008, Mr. Lee was Vice President of Pacific Ridge Capital, LLC, a FINRA registered investment bank, where he concentrated on mergers and acquisitions, research and investment banking support.  From January 2008 to October 2008, Mr. Lee was an independent financial management consultant for BT Infonet, a division of British Telecom.  From November 2008 to the present, Mr. Lee has been an independent consultant, working primarily with California Capital Partners, LLC and Global Capital Markets, LLC, in investment banking and financial management.  Mr. Lee is the Chief Financial Officer of ARI.

Mr. Lee was the Vice President of Corporate Finance with E*OFFERING, LLC, the investment banking division of E*TRADE Corp.  Mr. Lee was the Vice President of mergers and acquisitions with The Geneva Companies, a mergers and acquisitions advisory firm.  Mr. Lee was a Senior Manager at PricewaterhouseCoopers LLP.

Mr. Lee received a B.S. degree from California State University, Long Beach, California and a MBA degree from the University of Southern California.

Mr. Lee, also, holds the Charter Financial Analyst (CFA) designation from the CFA institute.

We believe that Mr. Lee’s extensive education and accounting experience, including serving as the Chief Financial Officer of ARI, and activities with investment banking firms have provided him with valuable experience in strategic transactions, investment banking, financial management, taxes, accounting, controls, finance and financial reporting which qualify him to be ESP’s Chief Financial Officer and Treasurer after consummation of the Merger.

Employment/Consulting Agreements Resulting From the Merger

Upon the effectiveness of the Merger, ESP intends to enter into employment and/or consulting agreements with certain officers (or their affiliates) and key employees of ARI and ESP.  Proposed terms for the agreements are as follows:

Mark Mansfield.  ESP will enter into a Consulting Agreement with (i) SOLA Ventures Inc., which is owned by Mark Mansfield (“SOLA”), and (ii) Mark Mansfield, pursuant to which Mr. Mansfield shall oversee the general management of ESP; identify and investigate sources of financing (debt and/or equity) for ESP and make recommendations to ESP’s Board of Directors regarding financing terms, acquisitions, joint ventures, distribution agreements, and other operating matters; and recruit qualified employees and/or contractors, management personnel and evaluate their performance.  Pursuant to the provisions of that agreement, ESP shall pay SOLA compensation in the amount of $8,000 per month.  At such time as ESP has received an aggregate of $2,000,000 of financing (debt or equity), ESP shall pay SOLA $10,000 per month.  During the term of that agreement, SOLA shall be entitled to receive on a fiscal year basis a cash bonus from ESP determined at the discretion of ESP’s Board of Directors; provided, however, that such bonus shall not be less than 2% of ESP’s EBITDA.  Pursuant to the provisions of that agreement, at the sole discretion of ESP’s Board of Directors, SOLA may be granted options to purchase shares of ESP’s common stock in accordance with any incentive Stock Option Plan of ESP then in effect.  Additionally, during each year of the term of that agreement, ESP’s Board of Directors shall grant to SOLA the option to purchase at least as many shares of ESP’s common stock as are granted to any other person or entity in that year.

Either ESP or SOLA may terminate that agreement by giving the other party 6 months written notice of termination.  Pursuant to the provisions of that agreement, upon the termination of that agreement, other than termination by SOLA providing ESP with 6 months advance written notice of SOLA’s intent to terminate that agreement, including as result of any proposed or actual bankruptcy or insolvency of ESP, ESP shall pay SOLA all accrued compensation then due and payable plus a termination fee of $300,000.  Additionally, pursuant to the provisions of that agreement, in the event of a change of control of ESP, ESP shall pay SOLA an amount equal to (i) $300,000 plus (ii) the amount of SOLA’s largest bonus multiplied by 2.

The initial term of that agreement begins on the Closing Date of the Merger and continues for a period of 10 years, unless otherwise terminated.

Samuel S. Asculai.  ESP has entered into a Loan Agreement with Samuel Asculai, currently, our Chief Executive Officer and a member of our Board of Directors, and, who, after the consummation of the Merger, will be ESP’s Chief Science Officer and a member of its Board of Directors.  Pursuant to that agreement, Mr. Asculai has lent to ESP the principal amount of $173,105 as of July 31, 2012 (the “Loan”).  Additionally, pursuant to that agreement, it is acknowledged that Mr. Asculai may lend additional funds to ESP, which shall be included in the definition of the “Loan”.  The provisions of that agreement specify that the Loan will be paid in full within ten (10) days of Mr. Asculai providing to ESP written demand for such payment; provided, however, in no event later than May 31, 2013.

ESP will enter into a Consulting Agreement with (i) Biostrategies Consulting Group Inc., which is owned by Samuel Asculai (“Biostrategies”), and (ii) Samuel Asculai, pursuant to which Mr. Asculai shall oversee the scientific functions of ESP, including research projects; make recommendations regarding future projects; recruit qualified research personnel, manage personnel and evaluate their performance; and represent the scientific goals and interests of ESP at meetings and conventions and in connection with fund raising efforts.  Additionally, pursuant to the provisions of that agreement, ESP shall pay Biostrategies compensation in the amount of $6,000 per month.  At such time as ESP has received an aggregate of $2,000,000 of financing (debt or equity), ESP shall pay Biostrategies $10,000 per month.  During the term of that agreement, Biostrategies shall be entitled to receive on a fiscal year basis a cash bonus from ESP determined at the discretion of ESP’s Board of Directors; provided, however, that such bonus shall not be less than 2% of ESP’s earnings before interest, taxes, depreciation and amortization (“EBITDA”).  Pursuant to the provisions of that agreement, at the sole discretion of ESP’s Board of Directors, Biostrategies may be granted options to purchase shares of ESP’s common stock in accordance with any incentive Stock Option Plan of ESP then in effect.  Additionally, during each year of the term of that agreement, ESP’s Board of Directors shall grant to Biostrategies the option to purchase at least as many shares of ESP’s common stock as are granted to any other person or entity in that year.

Either ESP or Biostrategies may terminate that agreement by giving the other party 6 months written notice of termination.  Pursuant to the provisions of that agreement, upon the termination of that agreement, other than termination by Biostrategies providing ESP with 6 months advance written notice of Biostrategies’s intent to terminate that agreement, including as result of any proposed or actual bankruptcy or insolvency of ESP, ESP shall pay Biostrategies all accrued compensation then due and payable plus a termination fee of $300,000.  Additionally, pursuant to the provisions of that agreement, in the event of a change of control of ESP, ESP shall pay Biostrategies an amount equal to (i) $300,000 plus (ii) the amount of Biostrategies’s largest bonus multiplied by 2.

The initial term of that agreement begins on the Closing Date of the Merger and continues for a period of 10 years, unless otherwise terminated.

Douglas Lee.  ESP will enter into a Consulting Agreement with Douglas Lee, pursuant to which Mr. Lee shall manage the accounting, financial and administrative matters of ESP; prepare or assist in the preparation of all regulatory filings; and participate in ESP’s financing activities.  Additionally, pursuant to the provisions of that agreement, ESP shall pay Mr. Lee compensation in the amount of $6,000 per month.  At such time as ESP has received an aggregate of $2,000,000 of financing (debt or equity), ESP shall pay Mr. Lee $7,500 per month.  During the term of that Consulting Agreement, Mr. Lee shall be entitled to receive on a fiscal year basis a cash bonus from ESP determined at the discretion of ESP’s Board of Directors.

Either ESP or Mr. Lee may terminate that agreement by giving the other party 6 months written notice of termination.  Pursuant to the provisions of that agreement, upon the termination of that agreement, other than termination by Mr. Lee providing ESP with 6 months advance written notice of Mr. Lee’s intent to terminate that agreement, including as result of any proposed or actual bankruptcy or insolvency of ESP, ESP shall pay Mr. Lee all accrued compensation then due and payable plus a termination fee of $300,000.  Additionally, pursuant to the provisions of that agreement, in the event of a change of control of ESP, ESP shall pay Mr. Lee an amount equal to (i) $150,000 plus (ii) the amount of Mr. Lee’s largest bonus multiplied by 2.

The initial term of that agreement begins on the Closing Date of the Merger and continues for a period of 10 years, unless otherwise terminated.

Drasko Puseljic. ESP will enter into an Employment Agreement with Drasko Puseljic, pursuant to which Mr. Puseljic shall serve as the General Counsel of ESP and be responsible for managing the legal affairs of ESP; provide legal advice to ESP’s Board of Directors and other management personnel, negotiate and prepare agreements and other documents related to ESP’s affairs, and, when appropriate, coordinate and work with outside attorneys.  Pursuant to the provisions of that agreement, Mr. Puseljic’s base salary shall be $2,000 per month for as many as 20 hours of service per month.  At such time as ESP receives an aggregate of $2,000,000 of financing (debt or equity), Mr. Puseljic’s base salary shall be $5,000 per month for as many as 50 hours of service per month.  In the event ESP requires the services of Mr. Puseljic in excess of those hours contemplated by the then applicable base salary, ESP shall pay Mr. Puseljic $100 per hour for those services.  Pursuant to the provisions of that agreement, at the sole discretion of ESP’s Board of Directors, Mr. Puseljic may be granted options to purchase shares of ESP’s common stock in accordance with any incentive Stock Option Plan of ESP then in effect.  Additionally, during each year of the term of that agreement, ESP’s Board of Directors shall grant to Mr. Puseljic the option to purchase at least as many shares of ESP’s common stock as are granted to any other person or entity in that year.

Either ESP or Mr. Puseljic may terminate that agreement by giving the other party 6 months written notice of termination.  Additionally, pursuant to the provisions of that agreement, upon the termination of that agreement, other than termination by Mr. Puseljic providing ESP with 6 months advance written notice of Mr. Puseljic’s intent to terminate that agreement, including as result of any proposed or actual bankruptcy or insolvency of ESP, ESP shall pay Mr. Puseljic all accrued compensation then due and payable plus a termination fee of $300,000.  Additionally, pursuant to the provisions of that agreement, in the event of a change of control of ESP, ESP shall pay Mr. Puseljic an amount equal to (i) $300,000 plus (ii) the amount of Mr. Puseljic’s largest bonus multiplied by 2.

The initial term of that agreement begins on the Closing Date of the Merger and continues for a period of 10 years, unless otherwise terminated.

Ownership Interests of Management and certain Shareholders after the Merger

The following table specifies certain information regarding the beneficial ownership of ESP’s common stock as of August 31, 2012, the Second Consent Record Date, and as adjusted to give effect to the Merger, as if the Merger had occurred on such date, by those persons who will serve as directors and executive management of ESP (as a group) following the Merger.  See "Management of ESP After the Merger” on Pages 57 through 59, inclusive.  The table also includes, on an adjusted basis to give effect to the Merger, each person that will (i) be an officer or director of ESP after the Merger and (ii) own more than 5% of ESP’s common stock following the Merger.  Samuel S. Asculai and Donald Nicholson serve on the Board of Directors of ESP.  They will continue to serve on the Board of Directors of the surviving entity.  Shares of common stock subject to options and warrants currently exercisable or exercisable within 60 days from the date hereof are deemed outstanding for computing the percentage of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.  Unless otherwise indicated, the address for each of the shareholders of ESP is 100 King Street West, 56th Floor, Toronto, Ontario M5X 1C9, Canada, and the address for each of the affiliates of ARI is 1226 Colony Plaza, Newport Beach, California 92660.

	Shares Owned Prior to Effective Date		Shares Owned After Effective Date
Name	Number	Percentage	Number	Percentage(1)
ESP Affiliates

Samuel Asculai(2)(3)	18,333,334	34.4%	612,791	6.68%
Drasko Puseljic	9,166,666	17.2%	469,457	5.12%
Christopher Hovey	0	0%	146,277	1.59%
Donald Nicholson(4)(5)	2,450,000	4.6%	49,000	0.53%
Total as a group	29,950,000	56.2%

ARI Affiliates(6)

Mark Mansfield(7)(8)(9)	0	0%	404,071	4.40%
John Nelson(10)(11)(12)	0	0%	405,964	4.42%
Kenneth Weiss(13)(14)	0	0%	6,148	0.07%
Total as a group			2,093,708	22.77%

(1)	Calculated on a fully diluted basis of 9,176,442 shares, which assumes all warrants will be exercised.
(2)	Includes 17,508,334 shares owned by Biostrategies Consulting Group Inc., which is owned by Samuel Asculai.
(3)	After the Merger, Mr. Asculai will be the Chief Science Officer, Secretary and a director of ESP.
(4)	Represents the right to acquire 2,450,000 shares from Biostrategies Consulting Group Inc.
(5)	After the consummation of the Merger, Mr. Nicholson will be a director of ESP.
(6)	Those ARI affiliates that will be ESP affiliates and subject to the beneficial ownership reporting requirements after the consummation of the Merger.
(7)	Includes the right to acquire 45,056 shares pursuant to warrants held by California Capital Partners, LLC (“CalCap”) for consulting services.
(8)	Includes the right to acquire 359,015 shares pursuant to ARI warrant obligations assumed pursuant to the Merger.
(9)	Upon the closing of the Merger, Mr. Mansfield will be the Chief Executive Officer, President and a director of ESP.
(10)	Includes the right to acquire 45,267 shares pursuant to warrants held by CalCap for consulting services.
(11)	Includes the right to acquire 360,696 shares pursuant to ARI warrant obligations assumed pursuant to the Merger.
(12)	After the closing of the Merger, Mr. Nelson will be the Chairman of the Board of Directors of ESP.
(13)	Includes the right to acquire 6,148 shares pursuant to ARI warrant obligations assumed pursuant to the Merger.
(14)	After the closing of the Merger, Mr. Weiss will be a director of ESP.

Continued Quotation of Our Stock Prices on the OTCQB

After the Merger, the prices of our common stock shall continue to be quoted by the OTCQB maintained by the Pink Sheets provided, however, after the closing of the Merger, we intend to apply for a change of our quotation symbol.

Regulatory Approval

ESP and ARI each believe that no regulatory approvals are or will be required in connection with the Merger.

Accounting Treatment

Pursuant to generally accepted accounting principles, the Merger will be accounted for as a reverse acquisition, with ESP as the surviving entity.  ARI will be the accounting survivor and the assets and liabilities of ARI will be carried forward at historical costs.  ESP and ARI expect that the Merger will be treated as a tax-free reorganization within the meaning of the Internal Revenue Code of 1986, as amended, and no income, gain or loss will be recognized by ESP or its stockholders as a result of the consummation of the Merger, other than stockholders exercising dissenters' rights pursuant to the NRS with respect to the Merger.

Federal Income Tax Consequences

For federal income tax purposes, we intend for the Merger to qualify as a reorganization within the meaning of Section 368(a)(1)(A) of the Code.  As such, the Merger will qualify as a tax-free exchange with respect to the issuance of ESP’s shares of common stock in exchange for all of the outstanding shares of ARI common stock.  ESP will be the surviving corporation and the existence of ARI as a separate entity will cease.

You should consult your tax advisor regarding the U.S. federal income tax consequences of the Merger, as well as any tax consequences pursuant to state, local or foreign laws. Additional information regarding tax matters is specified below in this Information Statement.

ACTION TWO: APPROVAL OF AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECTUATE A 1 FOR 50 REVERSE STOCK SPLIT

Overview

Our Board of Directors and holders of a majority of our outstanding common stock have approved an amendment to our Articles of Incorporation to effect a 1 for 50 reverse stock split, whereby every 50 shares of our common stock outstanding will be combined and reduced into one share of our common stock.  A copy of the Amendment is attached as Appendix C to this Information Statement.  Our stockholders are urged to read the Amendment carefully, as it is the legal document that governs the amendment of our Articles of Incorporation.  Approval of this Action is required to consummate the Merger.

By approving this Action, stockholders holding a majority of our outstanding shares of common stock have authorized our Board of Directors to file the Amendment with the Secretary of State of the State of Nevada.  The Reverse Stock Split will become effective upon that filing of the Amendment.  The Reverse Stock Split is contingent on the consummation of the Merger.  If, for any reason, the Merger is not approved or it appears that the Merger will not be consummated, the Reverse Stock Split will not occur.

Reasons for the Reverse Stock Split

The Reverse Stock Split is a condition to the Merger.  By reducing the number of outstanding shares of the Company’s common stock by Reverse Stock Split prior to effecting the Merger, the parties will be able to achieve the negotiated post Merger ownership percentages to those amounts the parties have determined to be appropriate.

Effects of the Reverse Stock Split

After the Reverse Stock Split, our stockholders will hold the same percentage interests in the Company as they held prior to the Reverse Stock Split, but their interests will be represented by one-fiftieth as many shares. For instance, if a stockholder presently owns 100 shares, after the Reverse Stock Split that shareholder will own 2 shares (100 divided by 50 equals 2).  The Reverse Stock Split will affect all of the Company's existing stockholders uniformly and will not affect any such stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any of the Company's stockholders owning a fractional share, as specified below.

Proportionate voting rights and other rights of the holders of our common stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares by rounding them up to the nearest whole share, as specified below.  For example, a holder of 5% of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 5% of the voting power of the outstanding shares of our common stock after the Reverse Stock Split.

The number of stockholders of record will not be affected by the Reverse Stock Split.  The Reverse Stock Split, however, is contingent on the completion of the Merger.  The effectiveness of the Merger will result in substantial dilution to our existing stockholders ownership interests of the Company.

Although the Reverse Stock Split, by itself, will not affect the rights of our existing stockholders or any of such stockholder’s proportionate ownership interest in the Company, subject to the treatment of fractional shares, the number of outstanding shares of our common stock will be decreased.  This will increase significantly the ability of our Board of Directors to issue authorized and unissued shares without additional stockholder action.  The issuance in the future of such additional authorized shares of our common stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock.

Our common stock is currently registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act.  The Reverse Stock Split will not affect the registration of our common stock pursuant to the Exchange Act or the continued quotation of our common stock on the OTCQB.

Potential Disadvantages to the Reverse Stock Split

Reduced Market Capitalization

Theoretically, the overall value of the Company will not change as a result of the Reverse Stock Split, because reducing the number of shares of common stock outstanding by a factor of fifty should increase the per share price by a value of fifty. The Reverse Stock Split, however, could be viewed negatively by various investors and, consequently, could result in a decrease in the overall market capitalization of the Company. As a result, there is no mathematical certainty as to the increase in the price per share that might be expected as result of the Reverse Stock Split, and there can be no assurance that the per share price of our common stock will increase proportionately to the Reverse Stock Split. If the per share price of our common stock increases by a factor less than the one-for-fifty Reverse Stock Split, then the overall market capitalization of the Company will be reduced.

An increase in the per share price of our common stock, which we expect may occur as a consequence of the Reverse Stock Split, may enhance the acceptability of our common stock to the financial community and the investing public and potentially increase the number of investors from which we might be able to obtain financing. Because of the trading volatility often associated with low-priced stocks, as a matter of policy, many institutional investors are prohibited from purchasing such stocks. For the same reason, brokers often discourage their customers from purchasing such stocks. To the extent that the per share price of our common stock increases as a result of the Reverse Stock Split, some of these concerns may be reduced.

Increased Volatility

The Reverse Stock Split will reduce our outstanding common stock to approximately 1,065,000 shares. Of this amount, approximately 550,000 shares will be held by our officers, directors, and stockholders who own in excess of 10% of our outstanding common stock. This will result in approximately 515,000 shares then held in the public float. This reduced number of shares of our common stock could result in decreased liquidity in the trading market and potential mismatches among supply and demand in the market for our common stock at any given time, which could result in changes in the trading price unrelated to the activities or prospects of the Company.

Increased Transaction Costs

As a result of the Reverse Stock Split, the number of shares of our common stock held by each stockholder will be reduced to one-fiftieth of the number of shares previously held. As broker’s commissions on low-priced stocks, generally, represent a larger percentage of the stock price than commissions on higher-priced stocks, the current per share price of our common stock could result in a stockholder paying transaction costs representing a higher percentage of such stockholder’s total share value than would be the case if the share price were higher. On the other hand, after the Reverse Stock Split is implemented, the number of holders of fewer than 100 shares of our common stock (“odd-lots”) may be increased. Typically, brokerage fees charged on the transfer of odd lots are proportionately higher than those charged on the transfer of 100 or more shares of common stock (“round-lots”).  Consequently, the Reverse Stock Split could increase the transaction costs to our existing stockholders in the event they desire to sell all or a portion of their shares of our common stock.

Effect on Authorized by Unissued Shares

The Reverse Stock Split will increase the number of authorized shares of our common stock available for future issuance.  Currently, the Company has no present plans, proposals or arrangements to issue the additional authorized shares of its common stock, other than those shares of our common stock to be issued pursuant to the Merger Agreement.

Potential Anti-Takeover Effect

Although the Reverse Stock Split is not intended to have any anti-takeover effect, the availability of additional authorized and unissued shares of our common stock could make any attempt to gain control of the Company or our Board of Directors more difficult or time consuming, and the availability of additional authorized and unissued shares of our common stock might make it more difficult to remove our management.  Although our Board of Directors currently has no intention of doing so, shares of our common stock could be issued by our Board of Directors to dilute the percentage of our common stock owned by a significant stockholder and increase the cost, or the number, of shares of our common stock necessary to acquire control of our Board of Directors or to satisfy the voting requirements imposed by applicable law with respect to a merger or other business combinations involving the Company.

Effect on Par Value

The Reverse Stock Split will not affect the par value of our common stock, which will remain at $.001.

Reduction in Stated Capital

As a result of the Reverse Stock Split, if effected, the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the total number of shares of our common stock outstanding, will be reduced in proportion to the ratio of the Reverse Stock Split.  Correspondingly, our additional paid-in capital account, which consists of the difference between our stated capital and the total amount paid to us upon issuance of all currently outstanding shares of our common stock, will be credited with the amount by which the stated capital is reduced.  Our stockholders’ equity, in the aggregate, will remain substantially unchanged.  The per share net income or loss and net book value of our common stock will be increased, as there will be fewer shares of our common stock outstanding.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of our common stock following the Reverse Stock Split, our Board of Directors does not intend for Reverse Stock Split to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Exchange of Stock Certificates

After the Reverse Stock Split is effected, stockholders holding certificated shares of our common stock (i.e., shares represented by one or more physical stock certificates) will be required to exchange their existing certificates (“Old Certificate(s)”) for new certificate(s) representing the appropriate number of shares of our common stock resulting from the Reverse Stock Split (“New Certificates”).  Stockholders of record on the effective date of the Reverse Stock Split will be furnished the necessary materials and instructions for the surrender and exchange of their Old Certificate(s) on the appropriate date by our transfer agent.  Stockholders will not have to pay any transfer fee or other fee in connection with such exchange.  As soon as practicable after the effective date of the Reverse Stock Split, our transfer agent will send a transmittal letter to each of our stockholders informing such stockholder of the procedure for surrendering Old Certificate(s) in exchange for New Certificate(s).

As soon as practicable after the surrender to our transfer agent of the Old Certificate(s), together with a properly completed and duly executed transmittal letter and any other documents our transfer agent may specify, our transfer agent will deliver to the person in whose name such Old Certificate(s) has been issued a New Certificate registered in the name of such person.

Until surrendered as contemplated herein, a stockholder’s Old Certificate(s) shall be deemed at and after the effective date of the Reverse Stock Split to represent the number of full shares of our common stock resulting from the Reverse Stock Split.  Until a stockholder has returned such stockholder’s properly completed and duly executed transmittal letters and surrendered such stockholder’s Old Certificate(s) for exchange, such stockholder will not be entitled to receive any other distributions, if any, that may be declared and payable to holders of record of our common stock following the effective date of the Reverse Stock Split.

Any stockholder whose Old Certificate(s) has been lost, destroyed or stolen will be entitled to a New Certificate only after complying with the requirements that the Company and its transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any Old Certificate, except that if any New Certificate is to be issued in a name other than that in which such Old Certificate(s) is registered, it will be a condition of such issuance that (a) the person requesting such issuance must pay to us any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable, (b) the transfer complies with all applicable federal and state securities laws, and (c) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

If your shares of our common stock are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name”.  Your broker or other nominee is considered, with respect to those shares, the stockholder of record.  Stockholders holding shares of our common stock in street names should contact their banks, brokers or nominees regarding the treatment of those shares of our common stock.

Certain holders of our common stock may hold some or all of their shares electronically in book entry form with our transfer agent.  Those stockholders do not have stock certificates evidencing their ownership of our common stock.  Those stockholders are, however, provided with statements specifying the number of shares registered in their accounts.

Stockholders who hold shares electronically in book entry form with our transfer agent will not need to take action (the exchange will be automatic) to receive shares of our common stock after the Reverse Stock Split, subject to adjustment for treatment of fractional shares.

New CUSIP Number

When the Reverse Stock Split is effective, a new CUSIP number will be issued for our common stock, and the CUSIP for our pre-reverse split common stock will be suspended.  Accordingly, your New Certificates will specify a new CUSIP number.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the Reverse Stock Split.  The following information is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), treasury regulations promulgated pursuant to the Code, Internal Revenue Service (the “IRS”), rulings and pronouncements, and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial or administrative action.  Any such changes may be applied retroactively.  The following is not intended to be, and should not be construed as, a complete presentation of all possible federal income tax consequences of the Reverse Stock Split and is included for general information only.

We intend to treat the exchange of shares of our new common stock for existing shares of our common stock in the Reverse Stock Split as a recapitalization pursuant to Section 368(a)(1)(E) of the Code. Accordingly, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-reverse split shares of our common stock for post-reverse split shares of our common stock pursuant to the Reverse Stock Split.  The aggregate tax basis of the post-reverse split shares of our common stock received in the Reverse Stock Split (including any fraction of a post-reverse split share deemed to have been received) will be the same as that stockholder’s aggregate tax basis in the pre-reverse split shares of our common stock exchanged therefor.  Such stockholder’s holding period for the post-reverse split shares of our common stock will include the period during which that stockholder held the pre-reverse split shares of our common stock surrendered in the Reverse Stock Split.

We have not sought and will not seek any rulings from the IRS or opinions from counsel with respect to the United States federal income tax consequences specified below.  The information specified below does not in any way obligate the IRS or the courts or in any way constitute an assurance that the United States federal income tax consequences specified herein will be accepted by the IRS or the courts.  The tax treatment of a stockholder may vary depending on such stockholder's particular situation or status.  In addition, this information does not consider the effect of any applicable foreign, state, local or other tax laws, or estate or gift tax considerations or the Alternative Minimum Tax.  Also, the following does not contemplate information regarding the tax consequences to stockholders that are subject to special tax rules, such as banks; insurance companies; persons holding common stock as part of a hedge, straddle or other risk reduction transaction; persons that are subject to loss disallowance rules with respect to their shares of our common stock; regulated investment companies; personal holding companies; foreign entities; nonresident alien individuals; broker-dealers; and tax-exempt entities.  This information, also, assumes that the pre-reverse split shares of our common stock were, and the post-reverse stock split shares of our common stock will be, held as a “capital asset,” as defined in the Code (i.e., generally, property held for investment).  The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.  Each stockholder is urged to consult with such stockholder’s tax advisor with respect to the tax consequences of the Reverse Stock Split.  As used herein, the term “United States holder” means a stockholder that is, for federal income tax purposes, a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or pursuant to the laws of the United States, any state of the United States or the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust, if a U.S. court is able to exercise primary supervision of the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust.

HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS AND OF CHANGES IN APPLICABLE TAX LAWS.

Capitalization of the Company

Currently, the Company is authorized to issue a total of 100,000,000 shares of common stock.  The Company is not authorized to issued preferred stock.  Thus, immediately following the Reverse Stock Split, the total number of authorized shares of common stock would remain 100,000,000.  Based on the number of issued and outstanding shares of our common stock as of the date of this Information Statement, a total of 46,750,000 shares of our common stock are authorized but unissued immediately prior to the Reverse Stock Split.

After completion of the Reverse Stock Split and closing of the Merger, a total of as many as 92,108,446 shares of our common stock would be authorized but unissued.

If the Reverse Stock Split and the Merger are effected, our capitalization will change as follows:

Common Stock Capitalization Prior to Reverse Stock Split:
Authorized for Issuance:	100,000,000
Outstanding:	53,250,000
Available for Issuance:	46,750,000

Common Stock Capitalization Following Merger
Authorized for Issuance:	100,000,000
Outstanding:	7,891,554
Available for Issuance:	92,108,446

Except as otherwise specified herein, our Board of Directors does not have any definite plans with regard to those remaining authorized shares of our common stock following effectiveness of the Merger, although those shares may be used for fundraising purposes by the surviving company by the additional sale and issuance of its common stock.

Effective Date

The Reverse Stock Split will become effective as of the date of filing of the Articles of Merger and Amendment with the office of the Nevada Secretary of State.  Except as specified below with respect to fractional shares, on the effective date of the Reverse Stock Split, shares of our common stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of our stockholders, into new shares of our common stock in accordance with Reverse Stock Split ratio determined by the Company's Board of Directors.  The Reverse Stock Split is a condition of the Merger.  In the event that the Merger is terminated, the Company intends to not complete the Reverse Stock Split.

Rounding of Fractional Shares

No fractional shares of our common stock will be issued as a result of the Reverse Stock Split, nor will our stockholders who otherwise would be entitled to receive fractional shares receive cash for such fractional shares.  Instead, any fractional share shall be rounded to the nearest whole share.  Ownership percentages are not expected to change meaningfully as a result of rounding up fractional shares that result from the Reverse Stock Split.  The Company's

Board of Directors has determined that the amount to be paid for fractional shares, based on the current low book value and trading price of the Company’s common stock, would be nominal, and that the small benefit to shareholders would be superseded by the cost and time required to make such payments.

Dissenters' Rights

Pursuant to the NRS, our stockholders are not entitled to dissenters' rights with respect to the amendment to our Articles of Incorporation to effect the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

ACTION THREE: APPROVAL OF AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECTUATE THE CHANGE OF OUR NAME FROM ENHANCE SKIN PRODUCTS INC. TO ENHANCED LIFE TECHNOLOGIES, INC.

Overview

Our Board of Directors and holders of the majority of our outstanding common stock have approved an amendment to our Articles of Incorporation to change our name from Enhance Skin Products Inc. to Enhanced Life Technologies, Inc.  A copy of the Amendment is attached as Appendix C to this Information Statement.  Our stockholders are urged to read the Amendment carefully, as it is the legal document that governs the amendment of our Articles of Incorporation.  Approval of this Action is required to consummate the Merger.

By approving this Action, stockholders holding a majority of our outstanding shares of common stock have authorized our Board of Directors to file the Amendment with the Secretary of State of the State of Nevada.  The Name Change will become effective upon the filing of the Amendment.  The Name Change is contingent upon the consummation of the Merger.  If, for any reason, the Merger is not approved or it appears that the Merger will not be consummated, the Name Change will not occur.

Reason for the Name Change

On the consummation of the Merger, the Company will enter into a market which may include products other than skin based products.  Accordingly, our Board of Directors believes that the name Enhanced Life Technologies, Inc. will better portray and convey the Company’s business after the consummation of the Merger.

Effects of the Name Change

The Name Change will be effective when the Articles of Merger and the Amendment are filed with the Secretary of State of the State of Nevada.  If the Name Change is effectuated, the Company will request that its common stock trade using a new stock symbol, rather than using the current “EHSK” symbol.

If the Name Change is not effectuated, the Company’s name and symbol for trading of its common stock will remain unchanged.

Effective Date

The Name Change will become effective as of the date of filing of the Articles of Merger and the Amendment with the Secretary of State of the State of Nevada.

Dissenters’ Rights

Pursuant to the NRS, our stockholders are not entitled to dissenters’ rights with respect to the amendment of our Articles of Incorporation to effect the Name Change, and we will not independently provide our stockholders with any such rights.

RISK FACTORS

You are urged to read and consider carefully the following risk factors.

Risks Relating to the Merger

Although we expect to realize certain benefits as a result of the Merger, there is the possibility that following the Merger, we may be unable to integrate successfully the business of ARI in order to realize the anticipated benefits of the Merger.

We will be required to devote significant management attention and resources to integrating the business practices and operations of ARI with ours.  Potential difficulties we may encounter as part of the integration process include the following:

●	the possibility that the benefits anticipated to result from the Merger will not be realized;

●	any delay in the integration of management personnel, strategies, operations, products and services;

●	diversion of the attention of management as a result of the Merger;

●	differences in business backgrounds, corporate cultures and management philosophies that may delay successful integration;

●	the ability to create and enforce uniform standards, controls, procedures, policies and information systems; and

●	potential unknown liabilities and unforeseen increased expenses or delays associates with the Merger,

any of which could adversely affect our ability to achieve the anticipated benefits of the Merger or could reduce or otherwise adversely affect our business and financial results after the Merger.

Economic conditions change quickly, and ARI’s business plan may never be realized and our stock price may decrease.

Nevertheless, our Board of Directors believes that combining ARI’s operations with our operations will permit the surviving company to achieve greater success than is possible with our current business.  There can be no assurance, however, that following the Merger, the combined businesses will achieve greater success.

The Merger will dilute your percentage ownership of ESP’s common stock.

The Merger will dilute the percentage ownership interests held by ESP’s current shareholders when compared to their ownership interests prior to the Merger.  Based upon the estimated capitalization of both ESP and ARI, on the Effective Date, ESP’s shareholders will hold approximately 20% of ESP’s outstanding common stock following the Merger.  The surviving company may issue additional shares of common stock for potential acquisition transactions.  Any such transaction may cause additional dilution to current ESP shareholders.  We are not working on any such acquisition transaction, nor have we identified any such transaction.

Current ESP stockholders will have reduced voting interests after the Merger and will exercise less influence over management.

Currently, only ESP’s existing stockholders have the right to vote in the election of our Board of Directors and on other matters affecting us. Immediately after the Merger is completed, it is expected that current ARI stockholders will own approximately 80% and current ESP stockholders will own approximately 20%, of the outstanding shares of ESP common stock. As a result of the Merger, current ESP stockholders will have less influence on the management and policies of ESP post-merger than they now have on the management and policies of ESP.

The aggregate number of shares of ESP’s common stock issued to ARI shareholders in the Merger has been determined and will not be adjusted in the event of any change in the price of that common stock.

Pursuant to the Merger Agreement, as a result of the Merger, in exchange for all of the outstanding shares of ARI common stock, holders of ARI common stock will be entitled to receive 6,148,029 shares of ESP common stock.  The number of shares of ESP common stock issued to ARI shareholders as a result of the Merger is determined and will not be adjusted for any fluctuation in the market price of ESP’s common stock.

Following the Merger ESP may be exposed to liabilities of ARI.

As a condition to the Merger, ESP must assume the liabilities of ARI.  There can be no assurance that one or more third parties will not make claims against ESP for liabilities of ARI or that ESP will have the resources to satisfy those liabilities.

Failure to complete the Merger could have material and adverse effects on us.

If the Merger is not completed on a timely basis, or at all, our business will be adversely affected. Additionally, in the event the Merger is not completed, we will be subject to a number of risks without realizing any of the benefits of having completed the Merger, including (i) the payment of certain fees and costs relating to the Merger, such as legal and accounting fees; (ii) the potential decline in the market price of our shares of common stock; (iii) the risk that we may not find a party willing to enter into a transaction on terms equivalent to or more attractive than the terms set forth in the Merger Agreement; and (iv) the loss of time and resources.  Considering our present financial situation, it is quite probable that we will be required to initiate bankruptcy or insolvency proceedings if the Merger is not consummated.

The Merger Agreement contains provisions that could discourage a potential competing acquirer of the Company.

The Merger Agreement contains “no shop” provisions that, subject to limited exceptions, restrict our ability to solicit, initiate, or knowingly encourage and facilitate competing third-party proposals for the acquisition of our shares or assets.  These provisions could discourage a potential third-party acquirer that might have an interest in acquiring all or a significant portion of ESP from considering or proposing an acquisition on terms and conditions more favorable to us than those specified in the Merger Agreement.

We have obtained no fairness opinions regarding the Merger.

Our Board of Directors has not obtained a fairness opinion regarding the Merger.  The fairness of the Merger was determined by our Board of Directors, based upon general market and economic conditions and other factors which are beyond our control and the respective values of ESP and ARI.  No member of our Board of Directors is in the business of providing fairness opinions.  Our Board of Directors determined the fairness of the Merger on a good faith basis, considering all known opportunities to ESP at the time the terms and conditions of the Merger were negotiated.

Changes in the operations and prospects of ESP or ARI, or either of them, general market and economic conditions and other factors that may be beyond our control, and upon which the fairness determination made by our Board of Directors, may alter the value of ARI or ESP or the price of shares of our common stock by the time the Merger is completed.  The fairness determination by our Board of Directors relates only to the fairness of the Merger consideration, from a financial point of view, at the time the Merger Agreement was executed.

Risks Relating to ARI’s Business

ARI’s independent auditors report specifies that there is a substantial doubt that ARI will be able to continue as a going concern.

Rose, Snyder & Jacobs, LLP, ARI’s independent auditors, specify in their audit report dated April 23, 2012, that ARI is a development stage company, has incurred losses from operations since inception, may incur additional significant losses, has no sales, and there is a substantial doubt that ARI will be able to continue as a going concern.

This qualification clearly highlights that ARI will, in all probability, continue to incur expenses without revenue into the foreseeable future until its operations become profitable.  ARI’s only source of funds to date has been the sale of its common stock.  ARI cannot provide any assurance that it will be able to generate enough interest in its products to generate any significant revenue or income.

ARI has a limited operating history and if it is not successful in implementing its business plan, then it may have to scale back or even cease its ongoing business operations.

ARI has a limited operating history and must be considered in the development stage.  ARI’s operations will be subject to all the risks inherent in the establishment of a developing enterprise and the uncertainties arising from the absence of a significant operating history. ARI is in the development stage and potential investors should be aware of the difficulties normally encountered by enterprises in the development stage. If its business plan is not successful, and it is not able to operate profitably, investors may lose some or all of their investment in the company.

There is no assurance that ARI will operate profitably or will generate positive cash flow in the future.

If ARI cannot generate positive cash flows in the future, or raise sufficient financing to continue its normal operations, then it may be forced to scale down or even close our operations. In particular, additional capital may be required in the event that breakeven is not achieved in approximately the next 12 months.  The occurrence of any of the aforementioned events could adversely affect its ability to meet its business objectives.

ARI will depend significantly on outside capital to pay for the continued research and development of its products. Such outside capital may include the sale of additional stock and/or commercial borrowing. Capital may not continue to be available if necessary to meet these continuing research and development costs or, if the capital is available, that it will be on terms acceptable to ARI. The issuance of additional equity securities by ARI could result in a significant dilution in the equity interests of its current stockholders. Obtaining commercial loans, assuming those loans would be available, will increase its liabilities and future cash commitments.

If ARI is unable to obtain financing in the amounts and on terms deemed acceptable to it, ARI may be unable to continue its business and as a result may be required to scale back or cease operations for its business, the result of which would be that its stockholders would lose some or all of their investment.

Competition in the nutraceutical industry is highly competitive and there is no assurance that ARI will be successful in operating its business.

The nutraceutical industry is intensely competitive. ARI competes with numerous companies, including many major nutraceutical and cosmeceutical companies such as Herbalife, GNC and Twin Lab, which have substantially greater technical, financial and operational resources and staffs. Accordingly, there is a high degree of competition for consumer demand and market share, as well as for access to funds.  The market is also highly sensitive to the introduction of new products, including various prescription drugs, which may rapidly capture a significant share of the market. ARI may also compete for sales with heavily advertised national brands manufactured by large pharmaceutical and food companies.  ARI may not be able to compete effectively and failure to do so could adversely affect its revenues and growth prospects.

ARI may incur material product liability claims, which could increase its costs and adversely affect its reputation and revenues.

Since the products of ARI, when developed, will be designed for human consumption, it will be subject to product liability claims if the use of its products is alleged to have resulted in injury.  Its products, when developed, could contain contaminated substances and/or innovative ingredients that do not have long histories of human consumption. Previously unknown adverse reactions resulting from human consumption of these ingredients could occur.

As a company that operates in the nutraceutical industry, ARI may become subject to extensive government regulation and certain other risks particular to that industry.

Many companies in the nutraceutical industry are subject to regulation by the Food and Drug Administration, the Federal Trade Commission, the Consumer Product Safety Commission, as well as state agencies. If ARI fails to comply with applicable regulations, it could be subject to significant penalties and claims that could have material adverse effects on its operations. Companies that produce nutraceuticals, cosmeceuticals and drugs may become subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace. In addition, nutraceutical companies may have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect ARI’s operations.

PRO FORMA UNAUDITED BALANCE SHEET AND STATEMENTS OF OPERATIONS

The following unaudited pro forma combined balance sheet and statement of operations gives effect to the Merger. This pro forma information assumes the Merger occurred as of September 30, 2012. The unaudited pro forma information is presented for illustrative purposes only. It is not necessarily indicative of the operating results or financial situation that would have occurred if the Merger had been consummated at the beginning of the period indicated, nor is such information indicative of the future operating results or financial situation of ESP after the Merger.

In addition, the unaudited pro forma combined balance sheet includes adjustments to give effect of reverse merger (capitalization) with ESP being deemed the legal acquirer and ARI being deemed the accounting acquirer. These adjustments are preliminary and may be revised. There can be no assurance that any such revision will not result in material changes.

ENHANCE SKIN PRODUCTS, INC. AND AGE REVERSAL, INC.
Condensed Combined Pro Forma Balance Sheet

	Age Reversal, Inc.	Enhance Skin Products, Inc	Pro Forma Adjustments	Pro Forma Combined
	September 30, 2012	July 31, 2012	Increase (Decrease)		Notes
	(Unaudited)	(Unaudited)		(Unaudited)
ASSETS
Current assets
Cash	$443,772	$781		$444,553
Inventory	12,156	-		12,156
Prepaids & deposits	1,224	-		1,224

Total current assets	457,152	781	-	457,933

Other assets
Patents/Trademarks	1,158	-		1,158	(a)

Total other assets	1,158	-	-	1,158

Total assets	$458,310	$781	$-	$459,091

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued liabilities	$92,301	$221,767		$314,068	(b)
Accounts payable to related party		1,555,693	(1,522,505)	33,188	(c)
Advances related party		191,940		191,940
		-
Total current liabilities	92,301	1,969,400	(1,522,505)	539,196

Stockholders' equity (deficit)
Common stock	1,250	53,250	(53,250)		(d)
			1,065		(d)
			679		(e)
			(1,250)		(f)
			6,148	7,892	(f)
Additional paid-in-capital	1,999,950	1,498,055	1,522,505		(c)
			(3,519,924)		(g)
			(4,898)		(h)
			51,506	1,547,194	(i)
Accumulated Deficit	(1,635,191)	(3,519,924)	3,519,924	(1,635,191)	(g)
		-
Total stockholders' equity (deficit)	366,009	(1,968,619)	1,522,505	(80,105)

Total liabilities and stockholders' equity	$458,310	$781	$-	$459,091

Notes – Pro Forma Adjustments

The pro forma financial information is not necessarily indicative of what the financial position actually would have been had the Merger been completed at the dates indicated and include adjustments which are preliminary and may be revised.  There can be no assurance that such revisions will not result in material changes.  The financial position shown therein is not necessarily indicative of what the past financial position of the combined companies would have been nor indicative of the financial position of the post-merger periods.  The pro forma financial information does not give consideration to the impact of possible revenue enhancements, expense efficiencies, synergies, strategy modifications, asset dispositions or other actions that may result from the Merger.

The following pro forma adjustments result from accounting for the Merger.  The descriptions related to these preliminary adjustments are as follows:

Notes to the Condensed Combined Pro Forma Balance Sheet

Assets:

(a)	The carrying value of $1,158, that primarily represents the legal costs of filing trademark applications, approximates recoverable amount.

Liabilities:

(b)	Accruals as of September 30, 2012, include the estimated legal transaction related costs of $90,000 as a result of the Merger.

(c)
This is to convert accounts payable to related parties to stockholders' equity.  Accounts payable to these related parties comprised of unpaid total compensation to the CEO, CFO, COO of Enhance Skin Products Inc., and Drasko Puseljic.  The combined total compensation during a three year period for the CEO, CFO, COO, and Drasko Puseljic is $1,522,505.  There is an additional liability of $33,188 payable to Donald Nicholson, a current director of Enhance Skin Products Inc., that is not converted to stockholders’ equity and remains as a current liability.  Following the closing of the Merger and the concurrent reverse stock split of 50 to 1 (see note (d) below), Enhance Skin Products Inc. will issue a total of 678,525 shares of common stock to its CEO (246,124 shares), COO (146,277 shares) and Drasko Puseljic (286,124 shares for past services). This adjustment to stockholders’ equity will release Enhance Skin Products Inc. from any and all liabilities relating to the past services provided by those persons.  As a result, $1,522,505 in accounts payable to related parties was transferred to additional paid-in-capital within stockholders’ equity.

Stockholders’ equity:

(d)
This reflects the reverse stock split of Enhance Skin Products Inc.'s outstanding common stock, whereby 50 outstanding shares of Enhance Skin Products Inc.’s common stock will be reduced to one share of common stock.  There are currently 53,250,000 shares of common stock outstanding with a par value of $0.001.  After the reverse stock split, Enhance Skin Product Inc.’s shareholders will be issued 1,065,000 shares of common stock with a par value of $0.001.

(e)
This reflects the issuance of 678,525 shares of common stock with a par value of $0.001 to Enhance Skin Products Inc.’s CEO, COO and Drasko Puseljic for unpaid employment and consulting services.  This was shown in accounts payable to related parties (please see accounts payable to related party, note (c)).

(f)
This reflects the exchange of Age Reversal, Inc.'s common stock, whereby 1,250,000 shares of Age Reversal, Inc.’s common  stock with a par value of $0.001 were exchanged for 6,148,029 shares of Enhance Skin Products Inc.’s common stock with a par value of  $0.001. This equates to an exchange of one share of Age Reversal, Inc.’s common stock for 4.92 shares of Enhance Skin Products Inc.’s common stock.

(g)
This adjustment eliminates Enhance Skin Products Inc.’s accumulated deficit of $3,519,924.  This accumulated deficit represents the aggregate loss of Enhance Skin Products Inc. from August 2008 through July 2012.  The offsetting accounting entry of ($3,519,924) was made to additional paid-in-capital.

(h)
This adjustment offsets the difference in par value due to the completion of the  Merger; specifically, the elimination of Age Reversal Inc.’s outstanding common stock and the issuance of shares of Enhance Skin Products, Inc.’s common stock to Age Reversal, Inc.’s shareholders (see note (f)). There was a par value difference ($4,898) with the issuance of additional common shares.  As a result, 6,148,029 shares of Enhance Skin Products Inc.’s common stock were issued at a par value of $0.001 (6,148,029 x $0.001=$6,148). Concurrently, 1,250,000 shares of Age Reversal, Inc.’s common stock with a par value of $0.001 were eliminated (1,250,000 x $.0.001=$1,250).  This creates a difference in par value of $4,898 ($6,148-$1,250).  This difference in par value of $4,898 was offset to additional paid-in-capital.   The following table shows the calculation:

	Shares	Par Value	Offset to Additional Paid-in- Capital
Enhance Skin Products, Inc.	6,148,029	$0.001	(6,148)
Age Reversal, Inc.	1,250,000	$0.001	1,250
Total offset change to additional paid-in-capital			(4,898)

(i)
This adjustment offsets the difference in par value due to the completion of the Merger; specifically, (a)  the issuance of Enhance Skin Products Inc.’s common stock to its CEO, COO, and Drasko Puseljic for unpaid compensation (see note (d)); and (b) the post 50 to 1 reverse stock split (see note (e)).  These adjustments result in a par value difference of  $51,506.  The par value difference is comprised of (1) 678,525 shares of Enhance Skin Products Inc.’s common stock with a par value of $0.001, issued to the CEO, CFO and Drasko Puseljic (678,525 x $0.001=$679); and (2)  1,065,000 of Enhance Skin Products Inc.’s common stock with a par value of $0.001, issued to current Enhance Skin Products Inc.’s shareholders after the 50 to 1 reverse stock split ((53,250,000/50) x $0.001=$1,065).  This results in a revised par value of $1,724 ($1,065+$679=$1,724).  The original par value, based on 53,250,000 shares of Enhance Skin Products Inc.’s with a par value of $0.001 was $53,250 (53,250,000 x $0.001).  The difference in par value is determined by subtracting the revised par value ($1,724) from the original par value ($53,250) for a difference in par value of $51,506 ($53,250-$1,065-$679=$51,506).  The difference in par value of $51,506 was offset to additional paid-in-capital.

ENHANCE SKIN PRODUCTS, INC. AND AGE REVERSAL, INC.
Condensed Combined Pro Forma Statement of Operations
For the Year Ended

	Age Reversal, Inc.	Enhance Skin Products, Inc	Pro Forma Adjustments
	June 30, 2012	April 30, 2012	Increase (Decrease)	Pro Forma Combined	Notes
	(Unaudited)	(Audited)

Revenue	$76	$294		$370	(c)

Cost of Goods Sold	63	-		63

Gross profit	13	294		307

EXPENSES
Operating expenses	83,550	-		83,550
General & administrative	113,000	636,822	(420,000)	329,822	(a)
Professional fees	264,599	161,783	(243,700)	182,682	(b)
Marketing	94,841	1,470		96,311

Total Operating Expenses	555,990	800,075	(663,700)	692,365

Loss from Operations	(555,977)	(799,781)	663,700	(692,058)

Other Income (Expense)	1,742	(3,450)		(1,708)

Net loss before income taxes	(554,235)	(803,231)	663,700	(693,766)

Provision for income taxes	-	-	-

Net loss	$(554,235)	$(803,231)	$663,700	$(693,766)

Other comprehensive loss- Foreign currency translation adjustment	-	(154)		(154)

Comprehensive Loss	$(554,235)	$(803,385)	$663,700	$(693,920)

Net Loss per Share, Basic and Diluted	$(0.44)	$(0.02)		$(0.10)	(d)

Weighted average common shares outstanding:
Basic	1,250,000	53,250,000		7,213,029
Diluted	1,250,000	53,250,000		7,213,029

Notes to the Pro Forma Year End Statement of Operations

Costs and Expenses:

(a)        Adjustments to General & administrative expenses:

1.
To reflect the adjustment of management salaries of Enhance Skin Products Inc. on the closing date of the Merger.  Mark Mansfield is, currently, a principal with California Capital Partners, LLC, and is, currently, paid through an existing consulting agreement with Age Reversal, Inc.  At the closing of the Merger, Mark Mansfield will become Chief Executive Officer, President, and Director of Enhance Skin Products Inc., and his compensation will increase from $4,000 per month to $8,000 per month.  Samuel Asculai will become Chief Science Officer and Secretary and a Director of Enhance Skin Products Inc.at the closing of the Merger and will be paid $6,000 per month.  Samuel Asculai, presently, takes no salary from Enhance Skin Products Inc.; however, for the year ended April 30, 2012, he charged an annual salary of $150,000(see Note 2 below). Douglas Lee will become the Chief Financial Officer and Treasurer of Enhance Skin Products Inc. at the closing of the Merger.  He is, presently, an independent consultant to California Capital Partners, LLC, and is paid by Age Reversal, Inc. through an existing California Capital Partners, LLC consulting agreement.  At the closing of the Merger, Douglas Lee's compensation will increase from $3,000 per month to $6,000 per month.  Drasko Puseljic will become General Counsel of Enhance Skin Products Inc. at the closing of the Merger and will be paid $2,000 per month.  Drasko Puseljic, currently, takes no salary from Enhance Skin Products Inc.; however, for the year ended April 30, 2012, he charged an annual salary of $150,000 (see Note 2 below).

As a result of the change in salaries, an adjustment of $15,000 per month (Mark Mansfield's monthly salary increase of $4,000, Samuel Asculai monthly salary of $6,000, Douglas Lee's monthly salary increase of $3,000 and Drasko Puseljic's monthly salary of $2,000) is added to general and administrative expenses. This equates to an annual increase of $180,000 in salaries.  The following table shows the calculations:

	Current Monthly Salary	Monthly Salary at Closing Date	Difference
Mark Mansfield	$4,000	$8,000	$4,000
Samuel Asculai	$0	$6,000	$6,000
Douglas Lee	$3,000	$6,000	$3,000
Drasko Puseljic	$0	$2,000	$2,000
Total Monthly Increase			$15,000
Total Annual Increase			$180,000

2.
To reflect the termination of employment agreements of Enhance Skin Products Inc. that will not continue after the closing of the Merger.   The employment agreements contemplate annual salaries paid to Samuel Asculai ($150,000), Christopher Hovey ($150,000), Brian Lukian ($150,000) and Drasko Puseljic ($150,000).   As a result, a total of $600,000 in annual salaries was eliminated.

Over a three year period, these salaries were accrued to a total of $1,522,505, and following the closing of the Merger, Enhance Skin Products Inc. will issue a total of 678,525 shares of common stock to those persons (except for Brian Lukian) in lieu of total unpaid compensation incurred over the three year period.  Brian Lukian has agreed, effective on the closing of the Merger, to release Enhance Skin Products Inc. from all liability for his unpaid compensation, without the issuance by Enhance Skin Products Inc. of shares of common stock.  At the closing of the Merger, Biostrategies Consulting Group, Inc. (which is owned by Samuel Asculai) and Drasko Puseljic will enter into new consulting and employment agreements to serve as the Chief Science Officer and General Counsel of Enhance Skin Products Inc., respectively.

Total Adjustments to General and administrative expenses.	(420,000)

(b)           Adjustments to Professional fees:

1.
The existing Age Reversal, Inc. consulting agreements with California Capital Partners, LLC and Global Capital Partners, Inc. which is registered with FINRA as a broker-dealer through its wholly owned subsidiary GCMI Securities Corp. will terminate at the closing of the Merger.  During Age Reversals, Inc.'s pro forma fiscal year ended June 30, 2012 (July 1, 2011 through June 30, 2012), $145,000 was paid to California Capital Partners, Inc. and $40,000 was paid to Global Capital Markets, Inc., which is registered with FINRA as a broker-dealer through its wholly owned subsidiary GCMI Securities Corp.  As a result, these total expenses of $185,000 were eliminated in the pro forma statement.

2.	Nonrecurring legal fees associated with the completion of the Merger have been eliminated.

Total Adjustments to Professional fees.	(243,700)

Total Adjustments to Operating Expenses	$(663,700)

(c)
Amounts for the pro forma fiscal year ended June 30, 2012 (July 1, 2011 through June 30, 2012), for Age Reversal, Inc. have been arrived at by updating ARI’s audited financial statements for the year ended December 31, 2011.  This updating is performed by adding subsequent six-month period's unaudited results to the December 31, 2011 fiscal year-end information and deducting the comparable preceding unaudited interim period results.

(d)
Basic net loss per share has been determined by dividing net loss for the period by the total number of pro forma shares of common stock outstanding of 7,891,554, less 678,525 shares of common stock to be issued to ESP affiliates, following the closing of the reverse merger, in full settlement of the accounts payable relating to employment and consulting services rendered prior to the reverse Merger (7,891,554-678,525=7,213,029).  Diluted net loss per share excludes 1,193,124 potentially dilutive warrants issued to persons and entities affiliated with Age Reversal, Inc. and 91,764 potentially dilutive warrants issued to California Capital Partners, LLC, as their effect is anti-dilutive.

The 7,213,029 shares used in the Pro Forma Combined calculation was derived from a 1 to 50 reverse split of historical Enhance Skin Products stock (53,250,000/50 = 1,065,000) and an exchange ratio of 4.92  on Age Reversal, Inc. stock whereby one share of Age Reversal stock was exchanged for 4.92 shares of Enhance Skin Products stock (1,250,000*4.92=6,148,029). The pro forma weighted average common shares outstanding of 7,213,029 were calculated by adding 1,065,000 and 6,148,029.

ENHANCE SKIN PRODUCTS, INC. AND AGE REVERSAL, INC.
Condensed Combined Pro Forma Statement of Operations
For the Three Months Ended

	Age Reversal, Inc.	Enhance Skin Products, Inc	Pro Forma Adjustments
	September 30, 2012	July 31, 2012	Increase (Decrease)	Pro Forma Combined	Notes
	(Unaudited)	(Unaudited)

Revenue	$-	$-		$-
Cost of Goods Sold	-	-		-
Gross profit	-	-		-

EXPENSES
Operating expenses	46,154	-	-	46,154
General & administrative	21,000	8,241	45,000	74,241	(a)
Professional fees	65,202	52,523	(76,500)	41,225	(b)
Marketing	-	342	-	342
Total Operating Expenses	132,356	61,106	(31,500)	161,962
Loss from Operations	(132,356)	(61,106)	31,500	(161,962)
Other Income	250	16	-	266
Net loss before income taxes	(132,106)	(61,090)	31,500	(161,696)
Provision for income taxes	-	-	-	-

Net loss	$(132,106)	$(61,090)	$31,500	$(161,696)

Other comprehensive loss- Foreign currency translation adjustment	-			-
Comprehensive Loss	$(132,106)	$(61,090)	$31,500	$(161,696)

Net Loss per Share, Basic and Diluted	$(0.11)	$(0.00)		$(0.02)	(c)

Weighted Average Shares Outstanding
Basic	1,250,000	53,250,000		7,213,029
Diluted	1,250,000	53,250,000		7,213,029

Notes to Condensed Interim Pro Forma Statement of Operations

Costs and Expenses:

(a)           Adjustment to General & administrative expenses:

1.
To reflect the adjustment of management salaries to Enhance Skin Products Inc. on the closing date of the Merger.  Mark Mansfield is, currently, a principal with California Capital Partners, LLC, and is, currently, paid through an existing consulting agreement with Age Reversal, Inc.  At the closing of the Merger, Mark Mansfield will become Chief Executive Officer, President, and a Director of Enhance Skin Products Inc., and his compensation will increase from $4,000 per month to $8,000 per month.  Samuel Asculai will become Chief Science Officer and Secretary and a Director of Enhance Skin Products Inc. at the closing of the Merger and will be paid $6,000 per month.  Samuel Asculai, presently, takes no salary from Enhance Skin Products Inc.   Douglas Lee will become the Chief Financial Officer and Treasurer of Enhance Skin Products Inc. at the closing of the Merger.  He is, presently, an independent consultant to California Capital Partners, LLC, and is paid by Age Reversal, Inc. through an existing California Capital Partners, LLC consulting agreement.  At the closing of the merger, Douglas Lee's compensation will increase from $3,000 per month to $6,000 per month.  Drasko Puseljic will become General Counsel of Enhance Skin Products Inc. at the closing of the Merger and will be paid $2,000 per month.  Drasko Puseljic, currently, takes no salary from Enhance Skin Products Inc.  As a result of the change in salaries, an adjustment of $15,000 per month (Mark Mansfield's monthly salary increase of $4,000, Samuel Asculai monthly salary of $6,000, Douglas Lee's monthly salary increase of $3,000 and Drasko Puseljic's monthly salary of $2,000) is added to general and administrative expenses.  This equates to a three month period increase of $45,000 in salaries.

	Current Monthly Salary	Monthly Salary at Closing Date	Difference
Mark Mansfield	$4,000	$8,000	$4,000
Samuel Asculai	$0	$6,000	$6,000
Douglas Lee	$3,000	$6,000	$3,000
Drasko Puseljic	$0	$2,000	$2,000
Total Monthly Increase			$15,000
Total Quarterly Increase			$45,000

(b)           Adjustment to Professional fees:

1.
The existing Age Reversal, Inc. consulting agreements with California Capital Partners, LLC and Global Capital Partners, Inc., which is registered with FINRA as a broker-dealer through its wholly owned subsidiary GCMI Securities Corp. will terminate at the closing of the Merger.  In Age Reversal, Inc.'s three months ended September 30, 2012 (July 1, 2012 through September 30, 2012), $2,500 was paid to California Capital Partners, Inc. and $nil was paid to Global Capital Markets, Inc, which is registered with FINRA as a broker-dealer through its wholly owned subsidiary GCMI Securities Corp.  As a result, these total expenses of $2,500 were eliminated in the pro forma statement.

2.	Nonrecurring legal fees of $74,000 associated with the completion of the Merger have been eliminated.

Total Adjustments to Professional fees.	(76,500)

Total Adjustments to Operating Expenses	$(31,500)

(c)
Basic net loss per share has been determined by dividing net loss for the period by the total number of pro forma shares of common stock outstanding of 7,891,554, less  678,525 shares of common stock to be issued to ESP affiliates, following the closing of the reverse merger, in full settlement of the accounts payable relating to employment and consulting services rendered prior to the reverse merger (7,891,554-678,525=7,213,029).  Diluted net loss per share excludes 1,193,124 potentially dilutive warrants issued to persons and entities affiliated with Age Reversal, Inc. and 91,764 potentially dilutive warrants issued to California Capital Partners, LLC, as their effect is anti-dilutive.

Historical and Pro forma Share Data
For the Most Recent Fiscal Year and Interim Period
AGE REVERSAL, INC.

	Historical		Pro Forma
	Three Months Ended September 30, 2012	Year Ended June 30, 2012	Three Months Ended September 30, 2012	Year Ended June 30, 2012	Notes

Net Loss per Share, Basic and Diluted	$(0.11)	$(0.44)	$(0.02)	$(0.10)	(a)

Cash Dividends Declared Per Common Share	N/A	N/A	N/A	N/A	(b)

Book Value per Common Share at Period End	$0.29	$0.40	$(0.01)	N/A	(c)

ENHANCE SKIN PRODUCTS, INC.

	Historical		Pro Forma Equivalent
	Three Months Ended July 31, 2012	Year Ended April 30, 2012	Three Months Ended July 31, 2012	Year Ended April 30, 2012	Notes

Net Loss per Share, Basic and Diluted	$(0.00)	$(0.02)	$(0.10)	$(0.49)	(d)

Cash Dividends Declared Per Common Share	N/A	N/A	N/A	N/A	(b)

Book Value per Common Share At Period End	$(0.04)	$(0.04)	$(0.05)	N/A	(c), (d)

Notes to Historical and Pro Forma Share Data

(a)
The pro forma net loss per share, basic and diluted, of Age Reversal, Inc. after the Merger is computed by dividing the pro forma net loss by the pro forma weighted average number of shares outstanding.

(b)	For the purpose of this pro forma, no dividends are assumed to be paid as no cash dividends have been declared by either company since its inception.

(c)	The historical book value per common share is computed by dividing total stockholders’ equity with the number of shares of common stock outstanding at the end of the period, as below:
Age Reversal, Inc.
	Three Months Ended September 30, 2012	Year Ended June 30, 2012

Total stockholder’ equity at period end (a)	$366,009	$498,115
Number of shares of common stock outstanding at period end (b)	1,250,000	1,250,000
Book value per common share (c) = [(a) / (b)]	$0.29	$0.40
Enhance Skin Products, Inc.
	Three Months Ended July 31, 2012	Year Ended April 30, 2012

Total stockholder’ deficit at period end (a)	$(1,968,619)	$(1,907,529)
Number of shares of common stock outstanding at period end (b)	53,250,000	53,250,000
Book value per common share (c) = [(a) / (b)]	$(0.04)	$(0.04)
The pro forma book value per share of Age Reversal, Inc. after the Merger is computed by dividing total pro forma stockholders’ deficit of $80,105 with the pro forma number of shares of common stock outstanding at the end of the period of 6,148,029.
(d)
The information listed as equivalent pro forma per share for Enhance Skin Products, Inc. was obtained by multiplying the pro forma per share amounts listed by Age Reversal, Inc. with an exchange ratio of 4.92. This exchange ratio was computed by dividing 6,148,029 shares of Enhance Skin Products, Inc.’s shares estimated to be issued at closing in exchange for 1,250,000 Age Reversal Inc.’s shares projected to be outstanding at closing.

The unaudited pro forma financial information specified above should be considered in conjunction with the consolidated financial statements of ESP, including the related notes, which are included in this Information Statement, and the historical consolidated financial statements of ARI, including the related notes, which are included in this Information Statement.  (See “WHERE YOU CAN FIND MORE INFORMATION” on Page  87; “UNAUDITED FINANCIAL STATEMENTS OF ENHANCE SKIN PRODUCTS INC. FOR THE 3 MONTHS ENDED JULY 31, 2012; AND AUDITED FINANCIAL STATEMENTS OF ENHANCE SKIN PRODUCTS INC. FOR THE FISCAL YEARS ENDED APRIL 30, 2012 AND APRIL 30, 2011” on Pages 88 through 111, inclusive; and “UNAUDITED FINANCIAL STATEMENTS OF AGE REVERSAL, INC. FOR THE 9 MONTHS ENDED SEPTEMBER 30, 2012; AND AUDITED FINANCIAL STATEMENTS OF AGE REVERSAL, INC. FOR THE FISCAL YEARS ENDED DECEMBER 31, 2011 AND DECEMBER 31, 2010” on Pages 112 through 129, inclusive).

RIGHTS OF DISSENTING SHAREHOLDERS

Pursuant to Nevada law, a stockholder is entitled to dissent from, and obtain cash payment for the fair value of his or her shares (i) in the event of consummation of a plan of merger or plan of exchange in which the Nevada corporation is a constituent entity, and (ii) any corporate action taken pursuant to a vote of the stockholders to the extent that the Articles of Incorporation, Bylaws or a resolution of the Board of Directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares.

You do have the right to dissent from the Merger and obtain cash payment for the "fair value" of your shares of our common stock, as determined in accordance with the NRS. Below is a description of the steps you must take if you wish to exercise dissenters' rights with respect to the Merger pursuant to NRS Sections 92A.300 to 92A.500, inclusive, the Nevada dissenters' rights statute. The text of the statute is set forth in Appendix D to this Information Statement. This description is not intended to be complete. If you are considering exercising your dissenters' rights with respect to the Merger, you should review NRS Sections 92A.300 to 92A.500, inclusive, carefully, particularly the steps required to perfect dissenters' rights. Failure to take any one of the required steps may result in termination of your dissenters' rights pursuant to NRS. If you are considering dissenting, you should consult with your legal advisor.

To exercise your dissenter's rights, you must:

●
before the Effective Date of the Merger, deliver written notice to Enhance Skin Products Inc. c/o Samuel Asculai, 100 King Street West, 56th Floor, Toronto, Ontario M5X 19C, Canada, specifying that you intend to demand payment for your shares of our common stock if the Merger is completed; and

●	not vote, or cause or permit to be voted, any of your shares of our common stock in favor of the Merger.

If you desire to exercise your dissenter’s rights and you satisfy the conditions specified above, you will be provided with a dissenter’s notice.

This dissenter's notice will:

●	specify where you should send your payment demand and where and when you must deposit your stock certificates, if any;

●	inform holders of uncertificated shares of our common stock to what extent the transfer of their shares of our common stock will be restricted after their payment demands are received;

●
supply a form of payment demand that includes the date the Merger was first publicly announced to the news media or to our stockholders and which requires that you certify whether or not you acquired beneficial ownership of shares of our common stock before that date;

●
set a date by when we must receive your payment demand, which may not be less than 30 or more than 60 days after the date the dissenters' notice is delivered and which shall specify that you shall be deemed to have waived your right to demand payment with respect to your shares of our common stock unless the form is received by us by the specified date; and

●	provide you a copy of Nevada's dissenters' rights statute (NRS92A.300 to 92A.500, inclusive).

After you have received a dissenter's notice, if you still wish to exercise your dissenter’s rights, you must:

●	demand payment either by the delivery of the payment demand form to be provided or other comparable means;

●	certify whether you acquired beneficial ownership of shares of our common stock before the date specified in the dissenter's notice for such certification; and

●	deposit your certificates, if any, in accordance with the terms of the dissenter's notice.

FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER'S NOTICE WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES PURSUANT THE NEVADA'S DISSENTERS' RIGHTS STATUTE.  YOUR RIGHTS AS A STOCKHOLDER WILL CONTINUE UNTIL THOSE RIGHTS ARE CANCELLED OR MODIFIED BY THE COMPLETION OF THE MERGER.

Within 30 days after receiving your properly executed payment demand, we will pay you what we determine to be the fair value of your shares of our common stock, plus accrued interest (computed from the Effective Date of the Merger until the date of payment).  The payment will be accompanied by:

●
the Company's balance sheet as of the end of a fiscal year ended not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholders' equity for that year or when such financial statements are not reasonably available, then such reasonably equivalent financial information, and the latest available quarterly financial statements, if any;

●	an explanation of how we estimated the fair value of our shares of our common stock, and how the interest was calculated;

●
information regarding your right to challenge the estimated fair value and if you do not challenge estimated fair value within the period specified, you shall be deemed to have accepted such payment in full satisfaction of our obligations pursuant to the Nevada dissenters’ rights statute; and

●	a copy of Nevada's dissenters' rights statute.

The Company may elect to withhold payment from you, if you became the beneficial owner of shares of our common stock after the date specified in the dissenter's notice as the first date of any announcement to the news media or our stockholders of the Merger.  To the extent that the Company elects to withhold payment, within 30 days after receipt of a demand for payment from you, the Company shall provide you written notice (the “Withholding Notice”) of:

●	the information required by Paragraph (a) of Subsection 2 of NRS Section 92A.460;

●	of the Company’s estimate of fair value pursuant to Paragraph (b) of Subsection 2 of NRS Section 92A.460;

●	that you may accept the Company’s estimate of fair value, plus interest, in full satisfaction of your demand or appraisal rights pursuant to NRS Section 92A.480;

●	that if you desire to accept such offer, you must so notify the Company of your acceptance of that offer no later than 30 days after receipt of such offer; and

●	that if you do not satisfy the requirements for demanding appraisal pursuant to NRS Section 92A.480, you shall be deemed to have accepted the Company’s offer.

In the event you accept the Company’s offer to purchase your shares of our common stock, within 10 days after receiving your acceptance, the Company shall pay the amount offered in cash to you in full satisfaction of your demand.

If you do not satisfy the requirements for demanding appraisal pursuant to NRS Section 92A.480, no later than 40 days after sending the Withholding Notice, the Company shall pay you the amount of the Company’s estimate of fair value in cash.

If you became the beneficial owner of shares of our common stock before the date specified in the dissenters’ notice as the first date of any announcement to the news media or our stockholders of the Merger and if you believe that the amount the Company pays in exchange for your dissenting shares of our common stock is less than the fair value of those shares or the interest is not correctly determined, you can demand payment of the difference between your estimate and the Company's.  If you became the beneficial owner of shares of our common stock after the date specified in the dissenters’ notice as the first date of any announcement to the news media or our stockholders of the Merger and you are dissatisfied with the offer made by the Company, you may reject that offer and demand payment of the fair value of your shares and interest due.  You must make either such demand within 30 days after the Company has made or offered payment; otherwise, your right to challenge our calculation of fair value terminates and you will be entitled only to the payment made or offered, as the case may be.

If there is still disagreement about the fair market value within 60 days after the Company receives your demand, the Company will petition the District Court of Clark County, Nevada to determine the fair value of those shares and the accrued interest.  If the Company does not commence such legal action within the 60-day period, the Company will have to pay the amount demanded for all unsettled demands.  All dissenters whose demands remain unsettled will be made parties to the court proceeding and are entitled to a judgment for either:

●	the amount, if any, by which the court determines the fair value of those shares, plus interest, in excess of the amount the Company paid; or

●	the fair value, plus accrued interest, of your after-acquired shares for which the Company withheld payment.

The Company will pay the costs and expenses of the court proceeding, unless the court determines that the dissenters acted arbitrarily, vexatious or in bad faith; in such instance, the costs will be equitably distributed.  Attorney's fees will be divided as the court considers equitable.

FAILURE T0 FOLLOW THE STEPS REQUIRED BY NRS SECTIONS 92A.400 THROUGH 92A.480, INCLUSIVE, FOR PERFECTING DISSENTERS' RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS.  IF DISSENTERS' RIGHTS ARE NOT PERFECTED, YOU WILL BE ENTITLED TO RECEIVE THE CONSIDERATION RECEIVABLE WITH RESPECT TO SUCH SHARES IN ACCORDANCE WITH THE MERGER AGREEMENT.  IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF NEVADA'S DISSENTERS' RIGHTS STATUTE, IF YOU ARE CONSIDERING OBJECTING TO THE MERGER, YOU SHOULD CONSULT YOUR LEGAL ADVISOR.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one copy of this Information Statement will be delivered to multiple stockholders sharing an address, unless we receive contrary instructions from one or more of those stockholders.  We will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered.  A stockholder can notify us that such stockholder desires to receive a separate copy of this Information Statement by sending a written request to us at Enhance Skin Products Inc., 100 King Street West, 56th Floor, Toronto, Ontario M5X 1C9, Canada, or by calling us at (416) 644-8318 and requesting a copy of this Information Statement.  Stockholders who receive multiple copies of this Information Statement at their address and would like to request that only a single copy of communications be delivered to the shared address may do so by making either a written or oral request to us as specified above.

WHERE YOU CAN FIND MORE INFORMATION

ESP files annual, quarterly and current reports and other information with the SEC pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”).  Copies of those reports and that information may be obtained from the SEC, through the SEC’s website as specified below, or ESP will provide you with copies of these documents, without charge, upon written or oral request to Enhance Skin Products Inc., 100 King Street West, 56th Floor, Toronto, Ontario M5X 1C9, Canada, phone number (416) 644-8318.

In the event of conflicting information in this Information Statement in comparison to any such report or document, the information in the latest report or document shall control and prevail.

You should rely only on the information specified in this Information Statement.  No one has been authorized to provide you with information that is different from that information specified in this Information Statement.  This Information Statement is dated  December 10, 2012.  You should not assume that the information specified in this Information Statement is accurate as of any date other than that date.  Neither the mailing of this Information Statement to our stockholders nor the issuance by ESP of shares of ESP’s common stock pursuant to the Merger shall create any implication to the contrary.

You may read and copy any of this information at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1(800) SEC-0330.  The address of the SEC website is www.sec.gov.

By Order of the Board of Directors

Enhance Skin Products Inc.

/s/ Samuel S. Asculai
Samuel S. Asculai
Chief Executive Officer

UNAUDITED FINANCIAL STATEMENTS OF
ENHANCE SKIN PRODUCTS INC.
FOR THE 3 MONTHS ENDED JULY 31, 2012, AND
AUDITED FINANCIAL STATEMENTS OF
ENHANCE SKIN PRODUCTS INC.
FOR THE FISCAL YEARS ENDED APRIL 30, 2012 AND APRIL 30, 2011

UNAUDITED FINANCIAL STATEMENTS OF
ENHANCE SKIN PRODUCTS INC.
FOR THE 3 MONTHS ENDED JULY 31, 2012

ENHANCE SKIN PRODUCTS INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)

	July 31	April 30
	2012	2012

ASSETS
Current
Cash	$781	$1,075
Prepaid & deposits	-	-

Total current assets	781	1,075

Other assets
Sales tax receivable	-	-

Total other assets	-	-

Total assets	$781	$1,075

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	$221,767	$179,806
Accounts payable to related parties	1,555,693	1,555,693
Advances from related parties	191,940	173,105

Total current liabilities	1,969,400	1,908,604

Stockholders' equity (deficit)
Authorized:
200,000,000 common shares par value $0.001
as of July 31, 2012 and April 30, 2012, respectively
Issued and outstanding 53,250,000 as of
July 31, 2012 and April 30, 2012	53,250	53,250
Additional paid-in capital	1,498,055	1,498,055
Accumulated other comprehensive income	(3,287)	(3,303)
Deficit	(3,516,637)	(3,455,531)

Total stockholders' equity (deficit)	(1,968,619)	(1,907,529)

Total liabilities and stockholders' equity	$781	$1,075

The accompanying notes are an integral part of these consolidated financial statements.

ENHANCE SKIN PRODUCTS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the three months ended July 31, 2012 and July 31, 2011
(Unaudited)

	For the three months ended
	July 31	July 31
	2012	2011

Revenue	$-	$294

Cost of goods sold	-	-

Gross (loss) profit	-	294

EXPENSES
Operating expenses
General & administrative	8,241	161,054
Professional fees	52,523	15,743
Marketing	342	537

Total Operating Expenses	61,106	177,334

loss before other items	(61,106)	(177,040)

Other items
Legal settlement expense	-	-

Loss before income taxes	(61,106)	(177,040)

Provision for income taxes	-	-

Net loss	$(61,106)	$(177,040)

Other comprehensive gain(loss) - Foreign currency translation adjustment	$16	$(78)

Comprehensive loss	$(61,090)	$(177,118)

Basic and diluted loss per common share	$(0.00)	$(0.00)

Weighted average number of common
shares outstanding	53,250,000	53,250,000

The accompanying notes are an integral part of these consolidated financial statements.

ENHANCE SKIN PRODUCTS INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
For the three months ended July 31, 2012 and the year ended April 30, 2012
(Unaudited)

					Accumulated
				Additional	other		Total
	Common Stock			paid in	Comprehensive		Stockholders
	Shares	Amount		Capital	income	Deficit	Equity

Balance April 30, 2011	53,250,000	$53,250		$1,498,055	$(3,149)	$(2,652,300)	$(1,104,144)

Translation adjustment	-	-		-	(154)	-	(154)
Net loss for the year	-	-		-	-	(803,231)	(803,231)

Balance April 30, 2012	53,250,000	53,250		1,498,055	(3,303)	(3,455,531)	(1,907,529)

Translation adjustment	-		-	-	16	-	16
Net loss for the period	-		-	-	-	(61,106)	(61,106)

Balance July 31, 2012	53,250,000	$53,250		$1,498,055	$(3,287)	$(3,516,637)	$(1,968,619)

The accompanying notes are an integral part of these condensed consolidated financial statements.

ENHANCE SKIN PRODUCTS INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the three months ended July 31, 2012 and July 31, 2011
(Unaudited)

	For the three months ended
	July 31	July 31
	2012	2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the period	$(61,106)	$(177,040)
Amortization of intangible assets	-	-
Changes in operating assets and liabilities:
Sales tax recoverable	-	15
Prepaids & deposits	-	83
Inventory	-	-
Accounts payable and accrued liabilities	41,961	9,270
Accounts payable to related party	-	152,481

Cash flows from operating activities	(19,145)	(15,191)

CASH FLOWS FROM INVESTING ACTIVITIES

Cash flows from investing activities	-	-

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from related party advances	18,835	15,222

Cash flows from financing activities	18,835	15,222

NET INCREASE (DECREASE) IN CASH	(310)	31
Effect of foreign currency translation adjustments	16	(78)

Cash, beginning of the period	1,075	1,753

Cash, end of the period	$781	$1,706

Supplemental disclosure with respect to cash flows:
Cash paid for income taxes	$-	$-
Cash paid for interest	$-	$-

Included in changes to accounts payable related party are non cash items of $nil and $41,076 at July 31, 2012 and July 31, 2011 respectively.

The accompanying notes are an integral part of these consolidated financial statements.

ENHANCE SKIN PRODUCTS INC.
NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
July 31, 2012
(Unaudited)

NOTE 1.   BASIS OF PRESENTATION

The accompanying unaudited interim condensed consolidated financial statements have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial positions, results of operations, and cash flows at July 31, 2012 and 2011, have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. It is suggested that these interim condensed consolidated financial statements be read in conjunction with the financial statements and notes thereto included in the Company's April 30, 2012 and 2011 audited financial statements. The results of operations for the periods ended July 31, 2012 and 2011 are not necessarily indicative of the operating results for the full year.

NOTE 2.   RECENT ACCOUNTING PRONOUNCEMENTS

The company’s management has evaluated all the recently issued accounting pronouncements through the filing date of these financial statements and does not believe that they will have a material effect on the company’s financial position and results of operations.

NOTE 3.   GOING CONCERN

The accompanying condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. The Company has net losses for the three months ended July 31, 2012 of $61,106, and a working capital deficit of $1,968,619.  The Company has relied on advances from the CEO,  director and a related party to meet the working capital requirements.

The ability of the Company to become a profitable entity is dependent upon the Company’s successful efforts to generate sales and then attain profitable operations.  In response to these problems, management has planned the following action:

■	Management is presently seeking financing to fund its direct to consumer sales campaign. There can be no assurances, however, that management’s expectations of future sales will be realized.

These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

On June 19, 2012, the Company entered into a written Agreement and Plan of Merger (the “Merger Agreement”) with Age Reversal, Inc., a Maryland corporation (“ARI”)  as disclosed in Note 12 to the financial statements for the year ended April 30, 2012.

NOTE 4.   RELATED PARTY TRANSACTIONS AND BALANCES

On May 12, 2010 Biostrategies Consulting Group Inc. the holder of 27,500,000 shares of common stock of the Company transferred 9,166,666 of these shares to Drasko Puseljic.  Biostrategies Consulting Group Inc. is 100% privately owned by Dr Samuel Asculai the CEO and a director of the Company.  Mr. Puseljic has a 10-year service agreement with the company to assist in business development, contract administration and co-ordination of SEC filings with management and the Company’s SEC counsel.   With his holdings, Mr. Puseljic has more than 5% of the outstanding equity of the Company and has become a “related party”.  Mr Puselic billed the Company $150,000 each during the previous fiscal years ended April 30, 2012 and 2011.    At July 31, 2012 Mr. Puselic was owed $400,625 in unpaid fees.

Accounts Payable to Related Party.

On July 12, 2010 the Company entered into a Termination and Settlement Agreement (the "Settlement Agreement") with Mercuriali Ltd., a company controlled by Donald Nicholson, a director of the Company (“Mercuriali”).  The Settlement Agreement terminated a Letter of Intent between the Company and Mercuriali regarding a proposed merger between the Company and Mercuriali as part of a larger transaction involving the reverse merger of the Company into a company listed on AIM, a sub-market of the London Stock Exchange.  Neither the merger between Mercuriali and the Company, nor the reverse merger of the Company and the AIM listed company took place.  Under the Settlement Agreement, the Company agreed to pay Mercuriali expenses incurred pursuant to the Letter of Intent of GBP22,082 payable at a rate of 5% of gross funds raised by the Company. After receiving proceeds from financing the Company will pay 5% of the gross proceeds to Mercuriali until the obligation has been paid.  Other than the items provided for in the Termination Agreement, the Company and Mercuriali released each other from all claims relating to the Letter of Intent.  Through the previous year ended April 30, 2012 the Company has raised $60,000 of funds from the issuance of Common Stock, 5% of this or $3,000 should have been paid to satisfy this obligation; however, only $1,500 was paid during the previous fiscal year ended April 30, 2012. As of July 31, 2012 the balance owed to Mercuriali is $33,188.

On December 20, 2010 we entered into an employment agreement with Brian Lukian, our Chief Financial Officer. The agreement has an initial term of five years, which may be renewed for additional two year periods after such initial term and provides for payment of services provided by Mr. Lukian from May 1, 2010.  Pursuant to the agreement, Mr. Lukian receives a base salary and and is eligible to participate in any bonus plan established by the company for employees and consultants. Mr. Lukian's base salary for fiscal year is $150,000.   If Mr. Lukian's employment is terminated by the Company, then Mr. Lukian shall be entitled to receive all accrued and unpaid salary plus a termination fee of $150,000. Mr Lukian billed the Company $150,000 each during the previous fiscal years ended April 30, 2012 and 2011.   At July 31, 2012, Mr. Lukian was owed $307,047 in unpaid fees.

During the previous years ended April 30, 2012 as well as 2011 the Company incurred a monthly consulting fee expenses of $12,500 to Biostrategies Consulting Group Inc., a private Ontario company wholly owned by the Company’s CEO who is also a Director.  The Company recorded $150,000 each as an expense for the previous  years ended April 30, 2012 and 2011.  At July 31, 2012 $400,625 of these expenses are unpaid and included in accounts payable related party. In addition, for the previous year ended April 30, 2012 General and Administrative expenses amounted to $636,822 of which a total of $562,500 was for related party compensation.  No such expenses were recorded during the three months ended July 31, 2012.

The amount due to related parties consists of unpaid remuneration and unreimbursed expenses to the CEO, CFO, COO and a contract consultant.  The CEO and COO are also directors.  Also included in accounts payable related party is the balance owing Mercuriali a company controlled by a director.  These liabilities are unsecured, non-interest bearing, and have no specific terms of repayment.

Comparative balances are:

	July 31	April 30
	2012	2012

Unpaid remuneration	$1,508,297	$1,508,297
Balance owing Mercuriali	33,188	33,188
Unreimbursed expenses	14,208	14,208
	$1,555,693	$1,555,693

NOTE 5.   ADVANCES FROM RELATED PARTY

As of July 31, 2012 and April 30, 2012, the Company owes $191,940 and $173,105, respectively in advances to its CEO and Director and a related party. The advances are due on demand, do not bear interest and have no specific terms or repayment.

NOTE 6.   STOCKHOLDERS' EQUITY

AUTHORIZED

In July 2011 the Board of Directors approved the increase of authorized common shares to 200,000,000 shares from the 100,000,000 previously authorized.  The common shares have a $0.001 par value.  All common stock shares have equal voting rights, are non-assessable and have one vote per share.  Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they chose to do so, elect all of the directors of the Company

NOTE 7.   FINANCING

On August 3, 2010, the Company entered into an Indirect Primary Offering Agreement (“IPOA”) and a Registration Rights Agreement (“RRA”) with Crisnic Fund S.A. (“Crisnic”).  Pursuant to the IPOA, the Company, in its sole discretion, has the right to sell to Crisnic and Crisnic has the obligation to purchase, through advances to the Company, shares of the Company’s common stock subject to the terms of those agreements and subject to a maximum aggregate purchase of Two Million Dollars ($2,000,000). Crisnic is not required to purchase those shares, unless those shares have been registered for resale and are freely tradable in accordance with the federal securities laws, including the Securities Act of 1933, as amended.  The Company is obligated to file with the Securities and Exchange Commission a registration statement on Form S-1 within thirty (30) days from the date of the RRA registering only the shares subject to registration under the IPOA and to use all commercially reasonable efforts to have such registration statement declared effective at the earliest possible date.  The Company has agreed to pay Crisnic (i) due diligence expenses of $10,000.00; (ii) 1,750,000 shares of its common stock; and (iii) 1% of the amount of each advance made by Crisnic under the IPOA.

On August 3, 2010, the Company entered into a Stock Purchase Agreement (“First SPA”) with Crisnic.  Pursuant to the First SPA, the Company sold 750,000 shares of the Company’s common stock to Crisnic for an aggregate purchase price of U.S.$30,000.  The sale of those shares was made in reliance on the exemption from registration provided by Regulation D to the Securities Act of 1933 as Crisnic is an accredited investor, as defined therein.

On November 4, 2010, the Company entered into a Stock Purchase Agreement (“Second SPA”) with Crisnic.  Pursuant to the Second SPA, the Company sold 1,500,000 shares of the Company’s common stock to Crisnic for an aggregate purchase price of U.S.$30,000.  The sale of those shares was made in reliance on the exemption from registration provided by Regulation D to the Securities Act of 1933 as Crisnic is an accredited investor as defined therein.

As of filing of this Form 10-Q Crisnic has not made any additional purchases of the Company’s common stock.  The Crisnic funds available for this purpose were diverted by Crisnic for other purposes.

NOTE 8.   SUBSEQUENT EVENTS

The Company’s management has evaluated subsequent events through the filing date of these financial statements and has determined that there are no material subsequent events to report.

AUDITED FINANCIAL STATEMENTS OF
ENHANCE SKIN PRODUCTS INC.
FOR THE FISCAL YEARS ENDED APRIL 30, 2012 AND APRIL 30, 2011

SEALE AND BEERS, CPAs
PCAOB & CPAB REGISTERED AUDITORS
www.sealebeers.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Enhance Skin Products, Inc.

We have audited the accompanying consolidated balance sheets of Enhance Skin Products, Inc. as of April 30, 2012 and 2011, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended. Enhance Skin Company’s management is responsible for these financial statements.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Enhance Skin Products, Inc. as of April 30, 2012 and 2011, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 4 to the financial statements, the Company has negative working capital at April 30, 2012, has incurred recurring losses and recurring negative cash flow from operating activities, and has an accumulated deficit which raises substantial doubt about its ability to continue as a going concern.  Management’s plans concerning these matters are also described in Note 4.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Seale and Beers, CPAs

Seale and Beers, CPAs
Las Vegas, Nevada
July 19, 2012

50 S. Jones Blvd. Suite 202 Las Vegas, NV 89107 Phone: (888)727-8251 Fax: (888)782-2351

ENHANCE SKIN PRODUCTS INC.

CONSOLIDATED BALANCE SHEETS

	April 30	April 30
	2012	2011

ASSETS
Current
Cash	$1,075	$1,753
Prepaid & deposits	-	83

Total current assets	1,075	1,836

Other assets
Sales tax receivable	-	3,574

Total other assets	-	3,574

Total assets	$1,075	$5,410

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	$179,806	$56,971
Accounts payable to related party	1,555,693	953,350
Advances from related party	173,105	99,233

Total current liabilities	1,908,604	1,109,554

Stockholders' equity (deficit)
Authorized:
200,000,000 common shares par value $0.001
as of April 30, 2012 and April 30, 2011, respectively
Issued and outstanding 53,250,000 common shares as of
April 30, 2012 and April 30, 2011, respectively	53,250	53,250
Additional paid-in capital	1,498,055	1,498,055
Accumulated other comprehensive loss	(3,303)	(3,149)
Deficit	(3,455,531)	(2,652,300)

Total stockholders' equity (deficit)	(1,907,529)	(1,104,144)

Total liabilities and stockholders' equity	$1,075	$5,410

The accompanying notes are an integral part of these consolidated financial statements.

ENHANCE SKIN PRODUCTS INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
For the Years ended April 30, 2012 and April 30, 2011

	For the years ended
	April 30	April 30
	2012	2011

Revenue	$294	$5,399

Cost of goods sold	-	2,450
Inventory impairment	-	75,535

Gross profit (loss)	294	(72,586)

EXPENSES
Operating expenses	-	-
General & administrative	636,822	645,756
Professional fees	161,783	170,128
Marketing	1,470	17,474

Total Expenses	800,075	833,358

Net loss before other items	(799,781)	(905,944)

Other items
Impairment of other assets	3,450	-
Legal settlement expense	-	36,714
Write off intangible assets	-	77,440

Net loss before income taxes	(803,231)	(1,020,098)

Provision for income taxes	-	-

Net loss	$(803,231)	$(1,020,098)

Other comprehensive loss - Foreign currency translation adjustment	$(154)	$(9,313)
Comprehensive loss	$(803,385)	$(1,029,411)
Basic and diluted loss per common share	$(0.02)	$(0.02)

Weighted average number of common
shares outstanding	53,250,000	51,837,671

The accompanying notes are an integral part of these consolidated financial statements.

ENHANCE SKIN PRODUCTS INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
For the years ended April 30, 2012 and April 30, 2011

				Accumulated
			Additional	other		Total
	Common Stock		paid in	Comprehensive		Stockholders
	Shares	Amount	Capital	Income (Loss)	Deficit	Equity

Balance April 30, 2010	49,250,000	49,250	1,337,055	6,164	(1,632,202)	(239,733)

Common stock sold at $0.04 per share for cash	750,000	750	29,250			30,000
Common stock issued with indirect
primary offering agreement for services	1,750,000	1,750	103,250			105,000
Common stock sold at $0.02 per share for cash	1,500,000	1,500	28,500			30,000
Translation adjustment				(9,313)		(9,313)
Net loss for the year					(1,020,098)	(1,020,098)

Balance April 30, 2011	53,250,000	$53,250	$1,498,055	$(3,149)	$(2,652,300)	$(1,104,144)

Translation adjustment				(154)		(154)
Net loss for the year					(803,231)	(803,231)

Balance April 30, 2012	53,250,000	53,250	1,498,055	(3,303)	(3,455,531)	(1,907,529)

The accompanying notes are an integral part of these condensed consolidated financial statements.

ENHANCE SKIN PRODUCTS INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Years ended April 30, 2012 and April 30, 2011

	For the years ended
	April 30	April 30
	2012	2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the period	$(803,231)	$(1,020,098)
Amortization of intangible assets	-	10,143
Stock issued for services	-	105,000
Changes in operating assets and liabilities:
Sales tax recoverable	124	(2,994)
Prepaids & deposits	83	2,783
Inventory	-	78,792
Impairment of other assets	3,450	-
Write off intangible assets	-	77,440
Accounts payable and accrued liabilities	122,835	(69,281)
Accounts payable to related party	602,343	736,178

Cash flows from operating activities	(74,396)	(82,037)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	-	60,000
Proceeds from related party advances	73,872	30,220

Cash flows from financing activities	73,872	90,220

NET INCREASE (DECREASE) IN CASH	(524)	8,183
Effect of foreign currency translation adjustments	(154)	(9,313)

Cash, beginning of the period	1,753	2,883

Cash, end of the period	$1,075	$1,753

Supplemental disclosure with respect to cash flows:
Cash paid for income taxes	$-	$-
Cash paid for interest	$-	$-

Included in changes to accounts payable related party are non-cash items of $73,872 and $25,854 at April 30,
2012 and April 30, 2011 respectively.
The Company issued stock for services (non-cash activity) in the year ended April 30, 2011 in the amount of $105,000, which is reflected as a part of the Operating Activities of the Company above.

The accompanying notes are an integral part of these consolidated financial statements.

ENHANCE SKIN PRODUCTS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
April 30, 2012

NOTE 1.   GENERAL ORGANIZATION AND BUSINESS

Enhance Skin Products Inc. (“Company”), (formerly Zeezoo Software Corp.) was originally incorporated under the laws of the state of Nevada on November 14, 2006.

Pursuant to an Asset Purchase Agreement by and between the Company and Enhance Private which closed on August 14, 2008, the Company acquired the Assets of Enhance Private. In addition to shares issued for the asset purchase and the cancellation of certain securities of the Company, Enhance Private has acquired approximately 57.6% of the Common Stock of the Company.  On August 28, 2008 the Company changed its name to Enhance Skin Products Inc.

For accounting purposes, this transaction was treated as an acquisition of Zeezoo Software Corp. and a recapitalization of Enhance Skin Products Inc.  Enhance Private is the accounting acquirer and the results of its operations carryover.  Accordingly, all prior year financial statements presented for comparative purposes are those of Enhance Private and not Zeezoo Software Corp. Accordingly, the operations of Zeezoo Software Corp are not carried over and will be adjusted to $0.  Immediately prior to the Merger, Zeezoo Software Corp had minimal assets and liabilities.

The financial statements are presented based on this recapitalization, whereby the Company has 49,250,000 common shares outstanding as of August 14, 2008.

The Company is now a developer of premium cosmeceutical products marketed under its “Visible Youth™” trademark. Cosmeceuticals are topically applied products containing ingredients that influence the biological function of skin and can be described as a marriage between cosmetics and pharmaceuticals. These products may improve the appearance and condition of the skin by delivering nutrients or protectants necessary for healthy skin.

These consolidated financial statements contain the consolidated accounts of the Company and its wholly owned subsidiary Enhance Skin Products (Canada) Limited.  All material inter-company accounts and transactions have been eliminated on consolidation.

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company maintains its accounts on the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America. The accompanying financial statements of The Company have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission (SEC). In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations have been reflected herein below:

CASH AND CASH EQUIVALENTS
Cash and cash equivalents include cash and all highly liquid financial instruments with original purchased maturities of three months or less.   At April 30, 2011 the Company had a cash balance of $1,753 compared to a cash balance of $1,075 at April 30, 2012.

FAIR VALUE OF FINANCIAL INSTRUMENTS
The Company's financial instruments consist of cash and cash equivalents, sales tax receivable and prepaids & deposits. The carrying amount of these financial instruments approximates fair value due either to length of maturity or interest rates that approximate prevailing market rates unless otherwise disclosed in these consolidated financial statements

INVENTORIES
Inventories are valued at the lower of cost or market.  The cost is determined by using the average cost method.  As a result of insignificant sales over the past two years the Company wrote down the value of inventory to nil at April 30, 2011.

SALES
Sales revenue includes the sales price for the product as well as the charges paid by the customer for shipping and handling.

 SALES RETURN POLICY
The Company will accept returns for damaged goods only, the goods must be returned unused and in the original packaging.  To date there have been no returns.  The Company is presently determining an appropriate provision for returns and allowances which will be applied on future sales.  Although the Company has written down the inventory to nil as the value of the inventory is considered to be impaired due to lack of significant sales the products are still available for sale on the Company’s web site.

COST OF GOODS SOLD
Includes the cost of the product as well as the shipping and handling costs related to the sale.  Inventory previously impaired and subsequently sold trigger no cost of goods sold.

USE OF ESTIMATES

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

The Company’s revenue is generated primarily from the sale of its line of skin care products.  The products are held by a fulfillment center.  The fulfillment center also arranges the shipment of these products to our customers.

The Company recognizes product sales generally at the time the product is shipped. In certain instances the Company recognizes revenue on a C.O.D. basis. Concurrent with the recognition of revenue, the Company is determining a suitable provision for the estimated cost of product returns. Once this provision is determined revenue will be reduced for estimated product returns. However, as of April 30, 2012 there have been no product returns. Sales incentives are classified as a reduction of revenue and are recognized when revenue is recognized. Shipping and handling charges to the customer are included in revenue and the associated costs are included in cost of goods sold. Although the Company has written down the inventory to nil as the value of the inventory is considered to be impaired due to lack of significant sales the products are still available for sale on the Company’s web site.

ADVERTISING EXPENSE

The Company’s policy regarding advertising is to expense advertising when incurred.  Advertising expense was $nil and $1,490 for the year ended April 30, 2012 and April 30, 2011, respectively.

LONG-LIVED ASSETS

We review our long-lived assets, which include intangible assets subject to amortization, for recoverability whenever events or changes in circumstances indicate that the carrying amount of such long-lived asset or group of long-lived assets (collectively referred to as "the asset") may not be recoverable. Such circumstances include, but are not limited to:

●	a significant decrease in the market price of the asset;

●	a significant change in the extent or manner in which the asset is being used;

●	a significant change in the business climate that could affect the value of the asset;

●	a current period loss combined with projection of continuing loss associated with use of the asset;

●	a current expectation that, more likely than not, the asset will be sold or otherwise disposed of before the end of its previously estimated useful life.

At April 30, 2011 as a result of insignificant sales over the past two years the Company wrote down the value of long lived asserts to nil.

BASIC AND DILUTED LOSS PER SHARE

The Company reports basic loss per share in accordance with the FASB ASC 260, “Earnings Per Share”. Basic loss per share is computed using the weighted average number of shares outstanding during the period.  Diluted loss per share has not been provided as it would anti-dilutive.  Dilution is computed by applying the treasury stock method.

PRODUCT DEVELOPMENT COSTS

Product development costs are expensed as incurred. Product development expenses were nil and nil for the years ended April 30, 2012 and April 30, 2011, respectively.

INCOME TAXES

Income taxes are provided in accordance with FASB ASC 740 Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards.  Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

FOREIGN CURRENCY TRANSACTIONS

The Company’s functional currency is the Canadian dollar (“CDN”).  The Company translates from the functional currency to U.S. dollars using the current rate method in accordance with FASB ASC 830.  The Company uses the U.S. dollar as its reporting currency for consistency with registrants of the Securities and Exchange Commission and in accordance with FASB ASC 830.

Transactions undertaken in currencies other than the functional currency of the entity are translated using the exchange rate in effect as of the transaction date.  Any exchange gains and losses would be included in other income (expenses) on the Statement of Operations.

WEBSITE COSTS

Website costs consist of software development costs, which represent costs of design, configuration, coding, installation and testing of the Company’s website.  These costs are expensed as they are incurred.

NOTE 3.   RECENT ACCOUNTING PRONOUNCEMENTS

The company has evaluated all the recent accounting pronouncements through the date of issuance of these financial statements and believe that none of them will have a material effect on the company’s financial statements.

NOTE 4.   GOING CONCERN

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. The Company has net losses for the year ended April 30, 2012 of $803,231, and a working capital deficit of $1,907,529.  The Company has relied on advances from the CEO director and major shareholder for vital operating expenditures, in addition employees accrued wages have not been paid.

The ability of the Company to become a profitable entity is dependent upon the Company’s successful efforts to generate sales and then attain profitable operations.  In response to these problems, management has planned the following actions:

●
Management is presently seeking various financing options, including merger, to fund its direct to consumer sales campaign. There can be no assurances, however, that management’s expectations of future sales will be realized.

These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

On June 19, 2012, the Company entered into a written Agreement and Plan of Merger (the “Merger Agreement”) with Age Reversal, Inc., a Maryland corporation (“ARI”)  as disclosed in Note 14.

NOTE 5.   FINANCING

On August 3, 2010, the Company entered into an Indirect Primary Offering Agreement (“IPOA”) and a Registration Rights Agreement (“RRA”) with Crisnic Fund S.A. (“Crisnic”).  Pursuant to the IPOA, the Company, in its sole discretion, has the right to sell to Crisnic and Crisnic has the obligation to purchase, through advances to the Company, shares of the Company’s common stock subject to the terms of those agreements and subject to a maximum aggregate purchase of Two Million Dollars ($2,000,000). Crisnic is not required to purchase those shares, unless those shares have been registered for resale and are freely tradable in accordance with the federal securities laws, including the Securities Act of 1933, as amended.  The Company is obligated to file with the Securities and Exchange Commission a registration statement on Form S-1 within thirty (30) days from the date of the RRA registering only the shares subject to registration under the IPOA and to use all commercially reasonable efforts to have such registration statement declared effective at the earliest possible date.  The Company has agreed to pay Crisnic (i) due diligence expenses of $10,000.00; (ii) 1,750,000 shares of its common stock; and (iii) 1% of the amount of each advance made by Crisnic under the IPOA.

On August 3, 2010, the Company entered into a Stock Purchase Agreement (“First SPA”) with Crisnic.  Pursuant to the First SPA, the Company sold 750,000 shares of the Company’s common stock to Crisnic for an aggregate purchase price of U.S.$30,000.  The sale of those shares was made in reliance on the exemption from registration provided by Regulation D to the Securities Act of 1933 as Crisnic is an accredited investor, as defined therein.

On November 4, 2010, the Company entered into a Stock Purchase Agreement (“Second SPA”) with Crisnic.  Pursuant to the Second SPA, the Company sold 1,500,000 shares of the Company’s common stock to Crisnic for an aggregate purchase price of U.S.$30,000.  The sale of those shares was made in reliance on the exemption from registration provided by Regulation D to the Securities Act of 1933 as Crisnic is an accredited investor as defined therein.

The foregoing description of the IPOA, RRA and First SPA are qualified in their entirety by reference to the full text of the IPOA, the RRA and the SPAs, copies of each of which are attached to the Form 8-K filed by the Company on August 6, 2010, as Exhibits 10.1, 10.2 and 10.3, respectively, and each of which is incorporated herein in its entirety by reference.

NOTE 6.   STOCKHOLDERS' EQUITY

AUTHORIZED

In July 2011 the Board of Directors approved the increase of authorized common shares to 200,000,000 shares from the 100,000,000 previously authorized. The common shares have a $0.001 par value. All common stock shares have equal voting rights, are non-assessable and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they chose to do so, elect all of the directors of the Company. The company has not filed this amendment to the articles of incorporation with the Secretary of State yet.

ISSUED AND OUTSTANDING

On August 14, 2008, the Company entered into a subscription agreement with Investors pursuant to which the Company sold to the Investors an aggregate of 750,000 units for $1,500,000 ($2.00 per unit), each unit consisting of 2 shares of Common Stock and one warrant to purchase one share of Common Stock.  Each warrant entitles its holder to subscribe for one share of our common stock at an exercise price of $1.40 during the period of 24 months from the closing date of August 14, 2008 at 5:00 p.m., Nevada time.

Of the $1,500,000 raised funds, $344,600 were disbursed as follows: $300,000 were paid as finder’s fees, $44,600 were cash expenses consisting of professional fees and legal fees associated with share issuance costs.  Accordingly net proceeds to the Company were $1,155,400.

As a result of the transactions described in note 1 and the 1,500,000 shares of common stock sold to investors at $1.00 per share on August 14, 2008 there are currently 49,250,000 shares of the Company’s Common Stock issued and outstanding without giving effect to the possible exercise of the 750,000 warrants issued with the stock sold on August 14.

On August 3, 2010 according to the terms of Indirect Primary Offering Agreement (“IPOA”) and a Registration Rights Agreement (“RRA”) with Crisnic Fund S.A. mentioned in Note 5 the Company issued 1,750,000 shares of its common stock.

On August 3, 2010 the Company sold 750,000 shares of Common Stock at $0.04 per share for total proceeds of $30,000.  On November 4, 2010 the Company sold 1,500,000 shares of Common Stock at $0.02 per share for total proceeds of $30,000.

The Company had 53,250,000 shares of Common Stock issued and outstanding at April 30, 2012 and April 30, 2011, respectively.

NOTE 7.   WARRANTS

Warrants for 750,000 shares were issued by the Company in August 2008. Specifically, the Company sold 1,500,000 shares of Common Stock for $1,500,000 to accredited investors and issued warrants to purchase 750,000 shares of Common Stock at an exercise price of 1.40 per share expiring August 14, 2010. The warrants were not exercised and therefore expired on August 14, 2010.

NOTE 8.   RELATED PARTY TRANSACTIONS AND BALANCES

On May 12, 2010 Biostrategies Consulting Group Inc. the holder of 27,500,000 shares of common stock of the Company transferred 9,166,666 of these shares to Drasko Puseljic. Biostrategies Consulting Group Inc. is 100% privately owned by Dr. Samuel Asculai the CEO and a director of the Company. Mr. Puseljic has a 10-year service agreement with the company to assist in business development, contract administration and co-ordination of SEC filings with management and the Company’s SEC counsel. With his holdings, Mr. Puseljic has more than 5% of the outstanding equity of the Company and has become a “related party”. Mr. Puseljic billed the Company $150,000 each during the fiscal years ended April 30, 2011 and 2012. At April 30, 2012 Mr. Puseljic was owed $400,625 in unpaid fees.

Accounts Payable to Related Party

On July 12, 2010 the Company entered into a Termination and Settlement Agreement (the "Settlement Agreement") with Mercuriali Ltd., a company controlled by Donald Nicholson, a director of the Company (“Mercuriali”).  The Settlement Agreement terminated a Letter of Intent between the Company and Mercuriali regarding a proposed merger between the Company and Mercuriali as part of a larger transaction involving the reverse merger of the Company into a company listed on AIM, a sub-market of the London Stock Exchange.  Neither the merger between Mercuriali and the Company, nor the reverse merger of the Company and the AIM listed company took place.  Under the Settlement Agreement, the Company agreed to pay Mercuriali expenses incurred pursuant to the Letter of Intent of GBP22,082 payable at a rate of 5% of gross funds raised by the Company. After receiving proceeds from financing the Company will pay 5% of the gross proceeds to Mercuriali until the obligation has been paid.  Other than the items provided for in the Termination Agreement, the Company and Mercuriali released each other from all claims relating to the Letter of Intent.  Through the year ended April 30, 2012 the Company has raised $60,000 of funds from the issuance of Common Stock, 5% of this or $3,000 should have been paid to satisfy this obligation; however, only $1,500 has been paid at April 30, 2012. As of April 30, 2012 the balance owed to Mercuriali is $33,188.

On December 20, 2010 we entered into an employment agreement with Brian Lukian, our Chief Financial Officer. The agreement has an initial term of five years, which may be renewed for additional two year periods after such initial term and provides for payment of services provided by Mr. Lukian from May 1, 2010.  Pursuant to the agreement, Mr. Lukian receives a base salary and and is eligible to participate in any bonus plan established by the company for employees and consultants. Mr. Lukian's base salary for fiscal year is $150,000.   If Mr. Lukian's employment is terminated by the Company, then Mr. Lukian shall be entitled to receive all accrued and unpaid salary plus a termination fee of $150,000. Mr. Lukian billed the Company $150,000 each during the fiscal years ended April 30, 2011 and 2012.   At April 30, 2012, Mr. Lukian was owed $307,047 in unpaid fees.

During the year ended April 30, 2012 as well as 2011 the Company incurred a monthly consulting fee expenses of $12,500 to Biostrategies Consulting Group Inc., a private Ontario company wholly owned by the Company’s CEO who is also a Director.  The Company recorded $150,000 each as an expense for the years ended April 30, 2012 and 2011.  At April 30, 2012 $400,625 of these expenses are unpaid and included in accounts payable related party. In addition, for the year ended April 30, 2012 General and Administrative expenses amounted to $636,822 of which a total of $562,500 was for related party compensation.

The amount due to related parties consists of unpaid remuneration and unreimbursed expenses to the CEO, CFO, COO and a contract consultant.  The CEO and COO are also directors.  Also included in accounts payable related party is the balance owing Mercuriali a company controlled by a director.  These liabilities are unsecured, non-interest bearing, and have no specific terms of repayment.

Comparative balances are:

	April 30	April 30
	2012	2011
Unpaid remuneration	$1,508,297	$908,297
Balance owing Mercuriali	33,188	35,231
Unreimbursed expenses	14,208	9,822
	$1,555,693	$953,350

NOTE 9.   ADVANCES FROM RELATED PARTY

As of April 30, 2012 and April 30, 2011, the Company owes $173,105 and $99,233, respectively in advances to its CEO and Director. The advances are due on demand, do not bear interest and have no specific terms or repayment.

NOTE 10.   INCOME TAXES

The Company follows FASB ASC 740, “Accounting for Income Taxes.”  Deferred income taxes reflect the net effect of (a) temporary difference between carrying amounts of assets and liabilities for financial purposes and amounts used for income tax reporting purposes, and (b) net operating loss carryforwards.  No net provision for refundable Federal income tax has been made in the accompanying statement of loss because no refundable taxes were paid previously.  Similarly, no deferred tax asset attributable to the net operating loss carryforward has been recognized, as it is not likely to be realized.

At April 30, 2011, the Company had unused net operating loss carryovers of approximately $1,020,098 and $729,031 for the years ended April 30, 2011 and 2010 respectively.  These losses are available to offset taxable income and will expire between 2026 and 2031.

ASC 740 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The provision for income taxes differs from the amounts which would be provided by applying the statutory United States federal corporate income tax rate of 39% to the net loss before provision for income taxes for the following reasons:

	April 30	April 30
	2012	2011
Income tax benefit at statutory rate	$397,838	$288,278
Valuation analysis	(397,838)	(288,278)
Income tax benefit per books	$-	$-

Net deferred tax assets consist of the following components as of:

	April 30	April 30
	2012	2011
NOL carryover	$953,351	$555,513
Valuation allowance	(953,351)	(555,513)
Net deferred tax asset	$-	$-

NOTE 11.   OPERATING LEASES AND OTHER COMMITMENTS

The Company currently has a monthly lease commitment of $1,151 expiring October 31, 2012.  Rent expense was $15,012 and $18,241 for the years ended April 30, 2012 and April 30, 2011 respectively.   The Company has employment agreements with the CEO and COO as well as a service agreement with a third party for business development and administering contracts.

Summary

Fiscal	Lease	Employment	Contracted
Year	Agreement	agreements	Services	Total
2013	$6,906	$150,000	$300,000	$456,906
2014	-	150,000	300,000	450,000
2015	-	43,750	300,000	343,750
2016	-	-	300,000	300,000
2017	-	-	300,000	300,000

Thereafter each year 2018	-	-	250,000	250,000
2021	-	-	150,000	150,000
2022	-	-	150,000	150,000
2023		43,750	150,000	193,750
2024		-	150,000	150,000
2025		-	50,000	50,000

Contingency

The Company has offered the four officers to replace their notes payable, totaling $953,350, to convertible notes at $0.033 per share, but none of the officers have yet accepted the offer.  The beneficial conversion feature based on the price of the last trade prior to April 30, 2012, would be zero, as the stock was trading below this conversion price.  If the offer is accepted, and the proposed conversion options exercised, the Company would be obligated to issue the officers 28,889,934 new shares which would require the Company to increase its authorized share capital.

NOTE 12.   SUBSEQUENT EVENTS

Management has analyzed subsequent events as of the filing date and believes that, except for the following, there are no material events to report.

On June 19, 2012, the Company entered into a written Agreement and Plan of Merger (the “Merger Agreement”) with Age Reversal, Inc., a Maryland corporation (“ARI”).  Pursuant to the Merger Agreement, ARI will merge with and into the Company, with the Company remaining as the surviving corporation (the “Merger”).  In exchange for all of the outstanding shares of ARI’s common stock (1,250,000 shares), holders of ARI’s common stock will be entitled to receive 6,288,703 shares of the Company’s common stock.  Additionally, the Company will assume certain warrant obligations of ARI and will issue to certain persons and entities affiliated with ARI warrants to purchase 1,220,424 shares of the Company’s common stock at a per share exercise price equal to the average trading price of the Company’s common stock for the 10 trading days immediately preceding the date of exercise of those warrants.   The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 1.1 to the Form 8-K filed by the Company on June 21, 2012 and which is incorporated herein in its entirety by reference.

On June 19, 2012, the board approved entering into Termination Agreements with Samuel Asculai, Christopher Hovey, Samuel Asculai and Brian Lukian by unanimous written consent. The agreements have been executed but only become effective at Closing of the Merger.  Pursuant to these agreements, and in consideration of various employment and consulting services provided to the Company for which they have not been compensated, at the closing of the Merger, ESP shall issue shares to Samuel Asculai, Christopher Hovey and Drasko Puseljic.    Upon their receipt of the respective number of ESP’s common stock, Samuel Asculai, Christopher Hovey, Brian Lukian and Drasko Puseljic shall release ESP from any and all liability relating to the services provided by them to ESP.

On May 31, 2012, Mr. Brian Lukian, the Company's Chief Financial Officer, resigned his position.  Dr. Samuel S. Asculai, Chief Executive Officer, of the Company assumed the responsibilities of the Chief Financial Officer effective June 1, 2012.

UNAUDITED FINANCIAL STATEMENTS OF
AGE REVERSAL, INC.
FOR THE 9 MONTHS ENDED SEPTEMBER 30, 2012, AND
AUDITED FINANCIAL STATEMENTS OF AGE REVERSAL, INC.
FOR THE FISCAL YEARS ENDED
DECEMBER 31, 2011 AND DECEMBER 31, 2010

UNAUDITED FINANCIAL STATEMENTS OF
AGE REVERSAL, INC.
FOR THE 9 MONTHS ENDED SEPTEMBER 30, 2012

AGE REVERSAL, INC.
(A Developmental Stage Company)
Condensed Balance Sheets
(Unaudited)

	September 30, 2012	December 31, 2011

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$443,772	$824,189
Inventory	12,156	6,557
Prepaid expenses	1,224	7,341

Total current assets	457,152	838,087

OTHER ASSETS
Trademarks, net of accumulated amortization of $0	1,158	925

Total other assets	1,158	925

TOTAL ASSETS	$458,310	$839,012

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$92,301	$32,722

Total current liabilities	92,301	32,722

STOCKHOLDERS' EQUITY
Common stock, $0.001 par value; 200,000,000 shares
authorized, 1,250,000 shares issued and outstanding	1,250	1,250
Additional paid-in-capital	1,999,950	1,999,950
Deficit accumulated during developmental stage	(1,635,191)	(1,194,910)

Total stockholders' equity	366,009	806,290

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$458,310	$839,012

The accompanying notes are an integral part of these condensed financial statements

AGE REVERSAL, INC.
(A Developmental Stage Company)
Condensed Statements of Operations
(Unaudited)

	For the Three Months Ended		For the Nine Months Ended		From Inception On February 22, 2010 Through
	September 30,		September 30,		September 30,
	2012	2011	2012	2011	2012

REVENUES	$-	$-	$76	$-	$76

COST OF GOODS SOLD	-	-	63	-	63

GROSS PROFIT	-	-	13	-	13

OPERATING EXPENSES
Selling general and administrative expenses	108,856	43,832	286,176	239,533	971,152
Selling general and administrative expenses-related party	23,500	57,334	155,000	210,847	672,347

LOSS FROM OPERATIONS	(132,356)	(101,166)	(441,163)	(450,380)	(1,643,486)

OTHER (INCOME)	(250)	(615)	(882)	(2,607)	(8,295)

LOSS BEFORE INCOME TAXES	(132,106)	(100,551)	(440,281)	(447,773)	(1,635,191)
PROVISION FOR INCOME TAXES	-	-	-	-	-

NET LOSS	$(132,106)	$(100,551)	$(440,281)	$(447,773)	$(1,635,191)

Weighted Average Number of Shares Outstanding	1,250,000	1,250,000	1,250,000	1,250,000

Basic Loss per Share	$(0.11)	$(0.08)	$(0.35)	$(0.36)

The accompanying notes are an integral part of these condensed financial statements

AGE REVERSAL, INC.
(A Developmental Stage Company)
Statements of Stockholders' Equity
For the Period From February 22, 2010 (Inception) through September 30, 2012

				Deficit
				Accumulated
				During the
	Common Stock		Additional	Development
	Shares	Amount	Paid-in Capital	Stage	Total

Balance on February 22, 2010	-	$-	$-	$-	$-

Shares issued for cash	1,250,000	1,250	1,999,950	-	2,001,200

Net Loss	-	-	-	(601,627)	(601,627)

Balance on December 31, 2010	1,250,000	1,250	1,999,950	(601,627)	1,399,573

Net Loss	-	-	-	(593,283)	(593,283)

Balance on December 31, 2011	1,250,000	1,250	1,999,950	(1,194,910)	806,290

Net Loss	-	-	-	(440,281)	(440,281)

Balance on September 30, 2012	1,250,000	$1,250	$1,999,950	$(1,635,191)	$366,009

The accompanying notes are an integral part of these condensed financial statements

AGE REVERSAL, INC.
(A Developmental Stage Company)
Condensed Statements of Cash Flows
(Unaudited)

	For the Nine Months Ended		From Inception On February 22, 2010 Through
	September 30,		September 30,
	2012	2011	2012

OPERATING ACTIVITIES

Net Loss	$(440,281)	$(447,773)	$(1,635,190)
Adjustments to reconcile Net Loss to net cash provided by (used in) operations:
Inventory	(5,599)	(89)	(12,156)
Prepaid expenses	6,117		(1,224)
Accounts payable	59,579	(31,833)	92,300
Net cash provided by (used in) operating activities	(380,184)	(479,695)	(1,556,270)

INVESTING ACTIVITIES
Patents and Trademarks	(233)		(1,158)
Net cash provided by (used in) investing activities	(233)	-	(1,158)

FINANCING ACTIVITIES
Common stock issued for cash			2,001,200
Net cash provided by financing activities	-	-	2,001,200

NET INCREASE (DECREASE) IN CASH	(380,417)	(479,695)	443,772

CASH AT BEGINNING OF PERIOD	824,189	1,457,097	-
CASH AT END OF PERIOD	$443,772	$977,402	$443,772

The accompanying notes are an integral part of these condensed financial statements

AGE REVERSAL, INC.
(A Developmental Stage Company)
Notes to the Condensed Interim Financial Statements
September 30, 2012
(Unaudited)

NOTE 1 - CONDENSED INTERIM FINANCIAL STATEMENTS

The accompanying condensed interim financial statements have been prepared by the Company without audit.  In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows at September 30, 2012, and for all periods presented herein, have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted.  It is suggested that these condensed interim financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 2011 audited financial statements.  The results of operations for the periods ended September 30, 2012 are not necessarily indicative of the operating results for the full years.

NOTE 2 - GOING CONCERN

The Company does not have significant revenues and has generated a net operating loss since its inception.    These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements have been prepared on a going concern basis of accounting, which contemplates continuity of operations and the realization of assets, liabilities and commitments in the normal course of business.  The Company’s ability to continue as a going concern and the appropriateness of using the going concern basis is dependent upon, among other things, additional cash infusions.  Management plans to raise additional capital through stock offerings in order to build up the business and name recognition.  However, there can be no assurance that the Company will be able to raise sufficient capital to fully implement its business model.  The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that could result should the Company not continue as a going concern.

The Company recorded revenues of $76 and generated a net loss of $440,281 during the nine months ended September 30, 2012 and has generated an accumulated deficit from inception on February 22, 2010 through September 30, 2012 of $1,635,191.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Recent Accounting Pronouncements
Management has considered all recent accounting pronouncements issued since the last audit of our financial statements. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

Reclassification
Certain prior period amounts have been reclassified to conform to the current period presentation.

Inventories
Inventories are comprised of bottles of ChaliceTM, an anti-aging reversing supplement, and are valued at the lower of cost or market.  The cost is determined by using the average cost method.   All of the inventory is finished goods.

Trademark Policy
The Company will continue to capitalize all costs related to the registration of its Chalice and Longevity Miracles trademarks.  We are presently not amortizing these trademarks as we have yet to determine their useful life.

NOTE 4 - CAPITAL STOCK

The Company’s capitalization is 200,000,000 common shares with a par value of $0.001 per share.  No preferred shares have been authorized or issued.

At September 30, 2012 and December 31, 2011, the Company had issued and outstanding, 1,250,000 shares of common stock with a par value of $0.001.    On February 22, 2010, 150,000 shares were issued at no cost to the founders of the Company for services rendered to establish the business.   On that same date, 100,000 shares were purchased and issued to a company where one of the founders is a minority shareholder for cash at $0.012 per share.  On April 24, 2010, 1,000,000 shares were purchased and issued to investors for cash at  $2 per share.

NOTE 5 - RELATED PARTY TRANSACTIONS

As of September 30, 2012 and 2011, the Company incurred and paid consulting expenses of $155,000 and $210,847 to related parties for the management and administration of the business.   These expenses are shown as Selling general and administrative expenses-related party in the Statement of Operations.

The related parties include the Chief Executive Officer, Corporate Secretary and Chief Operating Officer of the Company.

NOTE 6 - SUPPLEMENTAL CASH FLOW INFORMATION

During the nine months ended September 30, 2012 and 2011, the Company received cash for interest of $882 and $2,607, respectively. The Company has been unprofitable since inception, and has not paid any income taxes.

NOTE 7 - AGREEMENT AND PLAN OF MERGER

On June 19, 2012, the Company entered in to a written Agreement and Plan of Merger with Enhance Skin Products, Inc. (“ESP”), a publicly traded firm headquartered in Denver, Colorado.  Pursuant to the Merger Agreement, the Company will merge with and into ESP, with ESP remaining as the surviving corporation.  The Company will be the accounting survivor and a majority of the surviving business operations; however, ESP will be the surviving legal entity.  The transaction is expected to close by December  31, 2012.

NOTE 8 - SUBSEQUENT EVENTS

In accordance with ASC 855-10 Company management reviewed all material events through the date of this report.  There are no material subsequent events to report.

AUDITED FINANCIAL STATEMENTS OF AGE REVERSAL, INC.
FOR THE FISCAL YEARS ENDED
DECEMBER 31, 2011 AND DECEMBER 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
Age Reversal, Inc.

We have audited the accompanying balance sheets of Age Reversal, Inc. as of December 31, 2011 and 2010, and the related statements of operations, shareholders’ equity, and cash flows for the year ended December 31, 2011, the period from February 22, 2010 (date of inception) through December 31, 2010, and for the period February 22, 2010 (date of inception) through December 31, 2011. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Age Reversal, Inc. as of December 31, 2011 and 2010, and the results of its operations and cash flows for the for the year ended December 31, 2011, the period from February 22, 2010 (date of inception) through December 31, 2010, and for the period February 22, 2010 (date of inception) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has sustained operating losses and negative cash flows from operations since its inception and has not yet generated revenues. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Rose, Snyder & Jacobs LLP

Encino, California

April 23, 2012

AGE REVERSAL, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS
DECEMBER 31, 2011 AND 2010

	2011	2010

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$824,189	$1,457,097
Prepaid expenses and other current assets	13,898	-

TOTAL CURRENT ASSETS	838,087	1,457,097

OTHER ASSETS
Trademarks, net of accumulated amortization of $0	925	-

TOTAL ASSETS	$839,012	$1,457,097

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$32,722	$45,908
Accounts payable, related parties	-	11,616

TOTAL CURRENT LIABILITIES	32,722	57,524

COMMITMENTS AND CONTINGENCIES, note 5

SHAREHOLDERS' EQUITY
Common stock, $0.001 par value; 200,000,000 shares
authorized, 1,250,000 shares issued and outstanding	1,250	1,250
Additional paid-in capital	1,999,950	1,999,950
Deficit accumulated during the development stage	(1,194,910)	(601,627)

TOTAL SHAREHOLDERS' EQUITY	806,290	1,399,573

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$839,012	$1,457,097

AGE REVERSAL, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011, THE PERIOD FROM
FEBRUARY 22, 2010 (INCEPTION) THROUGH DECEMBER 31, 2010, AND THE PERIOD
FROM FEBRUARY 22, 2010 (INCEPTION) THROUGH DECEMBER 31, 2011

	Year ended December 31, 2011	February 22, 2010 (inception) through December 31, 2010	February 22, 2010 (inception) through December 31, 2011

REVENUES	$-	$-	$-

OPERATING EXPENSES
Consulting fees	435,188	318,700	753,888
Licenses and permits	50,150	900	51,050
Advertising	29,859	1,000	30,859
Travel expenses	27,781	8,067	35,848
Legal and professional fees	24,060	238,419	262,479
Other operating expenses	15,154	18,552	33,706
Recruitment	13,158	20,300	33,458
Insurance	1,036	-	1,036

TOTAL OPERATING EXPENSES	596,386	605,938	1,202,324

LOSS FROM OPERATIONS	(596,386)	(605,938)	(1,202,324)

OTHER INCOME	3,103	4,311	7,414

NET LOSS	$(593,283)	$(601,627)	$(1,194,910)

AGE REVERSAL, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF SHARESHOLDERS’ EQUITY
FOR THE PERIOD FROM FEBRUARY 22, 2010 (INCEPTION) THROUGH DECEMBER 31, 2011

				Deficit Accumulated During the Development Stage

	Common stock		Additional Paid-in Capital
	Shares	Amount			Total

Balance, February 22, 2010	-	$-	$-	$-	$-

Shares issued for cash	1,250,000	1,250	1,999,950	-	2,001,200

Net loss	-	-	-	(601,627)	(601,627)

Balance, December 31, 2010	1,250,000	1,250	1,999,950	(601,627)	1,399,573

Net loss	-	-	-	(593,283)	(593,283)

Balance, December 31, 2011	1,250,000	$1,250	$1,999,950	$(1,194,910)	$806,290

AGE REVERSAL, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2011, THE PERIOD FROM
FEBRUARY 22, 2010 (INCEPTION) THROUGH DECEMBER 31, 2010, AND THE PERIOD
FROM FEBRUARY 22, 2010 (INCEPTION) THROUGH DECEMBER 31, 2011

	Year ended December 31, 2011	February 22, 2010 (inception) through December 31, 2010	February 22, 2010 (inception) through December 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(593,283)	$(601,627)	$(1,194,910)
Adjustments to reconcile net loss to net cash
used in operating activities:
Changes in assets - (increase) decrease:
Prepaid expenses and other current assets	(13,898)	-	(13,898)
Changes in liabilities - increase (decrease):
Accounts payable	(13,186)	45,908	32,722
Accounts payable, related parties	(11,616)	11,616	-

NET CASH USED IN OPERATING ACTIVITIES	(631,983)	(544,103)	(1,176,086)

CASH FLOWS FROM INVESTING ACTIVITIES:
Trademark costs	(925)	-	(925)

NET CASH USED IN INVESTING ACTIVITIES	(925)	-	(925)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of common stock	-	2,001,200	2,001,200

NET CASH PROVIDED BY FINANCING ACTIVITIES	-	2,001,200	2,001,200

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(632,908)	1,457,097	824,189

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,457,097	-	-

CASH AND CASH EQUIVALENTS, END OF PERIOD	$824,189	$1,457,097	$824,189

Supplemental disclosure of cash flow data:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

1.     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity and Organization

Age Reversal, Inc. (the "Company"), a Maryland corporation, was formed on February 22, 2010 and is engaged in sourcing and selling scientifically proven nutritional supplements with the potential to enhance an individual’s health and impede the effects of aging, as well as developing software to identify natural compounds that extend lifespans.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Management uses its historical records and knowledge of its business in making these estimates. Accordingly, actual results may differ from these estimates.

Development Stage Activities

Since inception, the Company has not generated revenues. All of the operating results and cash flows reported in the accompanying financial statements from February 22, 2010 (date of inception) through December 31, 2011 are considered to be those related to the development stage activities and represent the ‘cumulative from inception’ amounts required to be reported pursuant to the accounting standards for Development Stage Enterprises.  The Company is focusing significant efforts on developing its business.

Going Concern

The Company does not have revenues and has generated a net operating loss since its inception.  The Company also has an accumulated deficit at December 31, 2011.  These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements have been prepared on a going concern basis of accounting, which contemplates continuity of operations and the realization of assets, liabilities and commitments in the normal course of business. The Company’s ability to continue as a going concern and the appropriateness of using the going concern basis is dependent upon, among other things, additional cash infusions.  Management plans to raise additional capital through stock offerings in order to build up the business and name recognition.  However, there can be no assurance that the Company will be able to raise sufficient capital to fully implement its business model. The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that could result should the Company not continue as a going concern.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity at the date of purchase of three months or less to be cash equivalents.

Long-Lived Assets

Long-lived assets to be held and used are reviewed for events or changes in circumstances that indicate that their carrying value may not be recoverable.  No impairments were recorded for the year ended December 31, 2011, for the period from February 22, 2010 (date of inception) to December 31, 2010, or the period from February 22, 2010 (date of inception) to December 31, 2011.

Advertising

Advertising costs are expensed as incurred.  Advertising expense was $29,859, $1,000 and $30,859 for the year ended December 31, 2011, for the period from February 22, 2010 (date of inception)through December 31, 2010, and for the period from February 22, 2010 (date of inception)through December 31, 2011, respectively.

Income Taxes

Income taxes are recognized for the amount of taxes payable or refundable for the current year and deferred tax liabilities and assets are recognized for the future tax consequences of transactions that have been recognized in the Company's financial statements or tax returns. A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

The Company uses guidance issued by the FASB that clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements and prescribes a recognition threshold of more likely than not and a measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In making this assessment, a company must determine whether it is more likely than not that a tax position will be sustained upon examination, based solely on the technical merits of the position and must assume that the tax position will be examined by taxing authorities. The Company’s policy is to include interest and penalties related to unrecognized tax benefits in income tax expense. Interest and penalties totaled $0 for the year ended December 31, 2011, for the period from February 22, 2010 (date of inception) through December 31, 2010, and for the period from February 22, 2010 (date of inception) through December 31, 2011. The Company files income tax returns with the Internal Revenue Service (“IRS”) and the California Franchise Tax Board. The Company’s net operating loss carryforwards are subject to IRS examination until they are fully utilized and such tax years are closed. All of the Company’s tax filings are subject to examination as of December 31, 2011.

Fair Value of Financial Instruments

Assets and liabilities recorded at fair value in the balance sheet are categorized based upon the level of judgment associated with the inputs used to measure their fair value. The categories are as follows:

Level Input:	Input Definition:

Level I	Inputs are unadjusted, quoted prices for identical assets or liabilities in active markets at the measurement date.
Level II	Inputs, other than quoted prices included in Level I, that are observable for the asset or liability through corroboration with market data at the measurement date.
Level III	Unobservable inputs that reflect management's best estimate of what market participants would use in pricing the asset or liability at the measurement date.

At December 31, 2011 and 2010, the only financial instruments that are subject to these classifications are cash and cash equivalents which are considered Level I assets.

The carrying amount of certain of the Company’s financial instruments, including accounts payable, approximates fair value due to the relatively short maturity of such instruments.

2.      RELATED PARTY TRANSACTIONS

Consulting Fees

The Company pays monthly consulting fees to officers and shareholders of the Company. Consulting fees to related parties totaled $148,889, $159,000 and $307,889 for the year ended December 31, 2011, for the period from February 22, 2010 (date of inception)through December 31, 2010, and for the period from February 22, 2010 (date of inception)through December 31, 2011, respectively.

At December 31, 2010, the Company had payables totaling $11,616 to officers and shareholders of the Company for consulting fees and expense reimbursements. These amounts were paid in full during 2011.

Office Lease

The Company uses the offices of a company affiliated with its Chief Operating Officer, as its principal executive offices.  The space occupied by Age Reversal, Inc. is minimal.

3.      INCOME TAXES

The Company provides deferred income taxes for differences between the tax reporting bases and the financial reporting bases of assets and liabilities. The Company follows the accounting procedures established by FASB ASC 740, “Income Taxes”. The difference between income tax expense attributable to continuing operations and the amount of income tax expense that would result from applying domestic federal statutory rates to pre-tax income (loss) is mainly related to an increase in the valuation allowance, partially offset by state income taxes. Valuation allowances are established, when necessary, to reduce deferred income tax assets to the amount expected to be realized.  Deferred income tax assets are mainly related to net operating loss carryforwards. Management has chosen to take a 100% valuation allowance against the deferred income tax asset until such time as management believes that its projections of future profits make the realization of the deferred income tax assets more likely than not.  Significant judgment is required in the evaluation of deferred tax benefits and differences in future results from management’s estimates could result in material differences. As of December 31, 2011, the Company is determining the amount of net operating loss carryforwards available to offset future taxable income.

4.     CONCENTRATIONS

Concentration of Credit Risk

The Company maintains its cash and cash equivalents at a financial institution which may, at times, exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on cash and cash equivalents.

5.     COMMITMENTS AND CONTINGENCIES

Legal Matters

The Company may become involved in various legal proceedings in the normal conduct of its business.  In the opinion of management, the disposition of all such proceedings is not expected to have a material adverse effect on the Company's financial position, results of operations, or cash flows.

6.     SUBSEQUENT EVENT

The Company has evaluated events occurring after the date of the accompanying balance sheets through April 23, 2012, the date the financial statements were available to be issued. The Company did not identify any material subsequent events that require adjustment to or disclosure in the accompanying financial statements.

APPENDIX A

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER is made and entered into as of June 19, 2012, by and between Age Reversal, Inc, a Maryland corporation (“ARI”), and Enhance Skin Products Inc., a Nevada corporation (“ESP”).  The term “Agreement” as used herein refers to this Agreement and Plan of Merger, as the same may be amended from time to time, and all schedules hereto (including the ESP Disclosure Letter and the ARI Disclosure Letter, as defined in the preambles to Articles II and III hereof, respectively).

RECITALS

A.           Upon the terms and subject to the conditions of this Agreement and in accordance with the Nevada Revised Statutes (the “NRS”) and the Maryland General Corporation Law (the “MGCL”), and other applicable provisions of Nevada and Maryland law (collectively, the “Applicable Law”), ARI and ESP intend to enter into a business combination transaction by means of a merger in which ARI will merge with and into ESP, with ESP being the surviving entity (the “Merger”).

B.           The Board of Directors of ARI and the Board of Directors of ESP have determined that the terms and conditions of the Merger, as specified herein are, fair to, and in the best interests of, their respective corporations and their stockholders.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, with the intent to be obligated legally and equitably, the parties hereto agree as follows (defined terms used in this Agreement are listed alphabetically in Article VIII herein):

ARTICLE I

1.1           The Merger.  At the Effective Time (as defined in Section 1.2 hereof) and subject to and upon the terms and conditions of this Agreement, ARI shall be merged with and into ESP, which shall survive the Merger.

1.2           Effective Time; Closing.  On the terms and subject to the conditions of this Agreement, as soon as practicable on or after the Closing Date, the parties hereto shall file the Articles of Merger or other appropriate documents (in any such case, the “Articles of Merger”) executed in accordance with the relevant provisions of the NRS and shall make all other filings or recordings required pursuant to the Applicable Law.  The Merger shall become effective at such time as the Articles of Merger are duly filed with the Nevada Secretary of State or at such other time as ARI and ESP shall agree should be specified in the Articles of Merger (the time the Merger becomes effective being hereinafter referred to as the “Effective Time” and the date of such filing being the “Effective Date”).  Unless this Agreement shall have been terminated pursuant to Section 7.1 hereof, the consummation of the transactions contemplated by this Agreement (the “Closing”), other than the filing of the Articles of Merger, shall occur at the offices of Greenberg Traurig, LLP, legal counsel to ARI, located at 3161 Michelson Drive, Suite 1000, Irvine, California, at a time and date to be specified by the parties hereto, which shall be no later than the fifth (5th) business day after the satisfaction or waiver of the conditions set forth in Article VI hereof, or at such other time, date and location as the parties hereto agree in writing (the “Closing Date”).  Closing signatures may be transmitted by facsimile or by emailed PDF files.

1.3           Effects of the Merger.  The Merger shall have the effects specified in the applicable provisions of the Applicable Law and as specified in this Agreement.  Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, ARI shall be merged with and into ESP, with ESP surviving the Merger and ARI ceasing its separate existence and without any other transfer or documentation, all of the property, rights, privileges, and powers of ARI shall vest in ESP, and all debts, liabilities, and obligations of ARI shall become the debts, liabilities, and obligations of ESP, subject to any and all setoffs and defenses of ARI.

1.4           Governing Documents.

(a)            The Articles of Incorporation of ESP as in effect immediately prior to the Effective Time shall be the Articles of Incorporation of ESP, continuing as the surviving corporation until thereafter changed or amended as specified therein or by applicable law; provided, however, that those Articles of Incorporation shall be amended and restated to (1) specify that the corporate name is Enhanced Life Technologies, Inc. and (2) effect the Reverse Stock Split (as that term is defined by the provisions of Section 5.5 of this Agreement).

(b)           The Bylaws of ESP as in effect immediately prior to the Effective Time shall be the Bylaws of ESP continuing as the surviving corporation until thereafter changed or amended as specified therein in by applicable law; provided, however, that Article I thereof shall be amended to specify that the corporate name is Enhanced Life Technologies, Inc.

1.5           Effect on ESP Securities.  On the terms and subject to conditions of this Agreement, at the Effective Time, by virtue of the Merger and this Agreement, the following shall occur:

(a)           Conversion of ARI Common Stock; Issuance of ESP Common Stock to ARI Shareholders.  At the Effective Time, each issued and outstanding share of ARI’s common stock, $.001 par value per share (the “ARI Common Stock”) shall, by virtue of the Merger, be converted automatically, into the right to receive 5.03 fully paid and nonassessable shares of common stock, par value $.001 per share, of ESP (“ESP Common Stock”), which shares of ESP Common Stock issuable pursuant to this subsection when combined with those 1,220,424 shares of ESP Common Stock issuable upon the exercise of those warrants specified in Subsection 1.5(b) of this Agreement shall in the aggregate equal approximately eighty percent (80%) of the fully diluted outstanding shares of ESP Common Stock immediately after the Closing.

(b)           Assumption by ESP of ARI warrants.  As of the date of this Agreement, ARI is obligated to issue warrants to certain consultants, advisors, and directors for services performed, which warrants are exercisable into a total of 242, 583 shares of ARI Common Stock.  As result of the Merger, those warrant obligations shall be assumed by ESP, and the total number of shares of ESP Common Stock issuable upon the exercise of such warrants shall be adjusted based on the conversion ratio of 5.03, which is applicable to all ARI shareholders as specified in Subsection 1.5(a) above, such that after the Merger, ESP shall be obligated to issue warrants to those consultants, advisors, and directors exercisable for an aggregate of 1,220,424 shares of ESP Common Stock and the exercise price of those warrants shall be equal to the average trading price of ESP Common Stock for the ten (10) trading days immediately preceding the date of exercise of those warrants.  Those warrants shall expire on June 25, 2017.

(c)           Adjustments to Exchange Ratios.  The number of shares of ESP Common Stock that the shareholders of ARI are entitled to receive as a result of the Merger shall be equitably adjusted to accommodate appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into shares of ESP Common Stock), extraordinary cash dividends, reorganization, recapitalization, reclassification, combination, exchange of securities or other similar change with respect to ESP Common Stock occurring on or after the date hereof and prior to the Effective Time.

(d)           No Fractional Shares.  No fraction of a share of ESP Common Stock will be issued because of the Merger or the transactions contemplated hereby, and each stockholder of ARI who would otherwise be entitled to a fraction of a share of ESP Common Stock (after aggregating all fractional shares of ESP Common Stock that otherwise would be received by such stockholder) shall receive from ESP, in lieu of such fractional share, one (1) share of ESP Common Stock.

1.6           Surrender of Certificates.

(a)           Exchange Agent.  Globex Transfer, LLC, the transfer agent for ESP, shall be, and here is, designated by the parties hereto to act as the exchange agent (the “Exchange Agent”) regarding the Merger.

(b)           Exchange Procedure.  Subject to the conditions of this Agreement, certificates representing the shares of ESP Common Stock issued pursuant to this Agreement (the “ESP Certificates”) shall be issued to the stockholders of ARI Common Stock upon the surrender by those stockholders of the certificates representing all of the outstanding shares of ARI Common Stock (the “ARI Certificates”) as provided for herein or otherwise agreed by the parties hereto.  Promptly after the Effective Time, and in no event more than three (3) business days thereafter, ESP shall cause the Exchange Agent to mail to each stockholder of record of shares of ARI Common

Stock (as of the Effective Time) (i) a letter of transmittal in customary form (which shall specify that delivery shall be effected, and risk of loss and title to the respective ARI Certificate(s) shall pass, only upon delivery of the respective ARI Certificate(s) by such stockholder to the Exchange Agent and shall contain such other customary provisions as ESP may reasonably specify), and (ii) instructions for use in effecting the surrender of the respective ARI Certificate(s) in exchange for the respective shares of ESP Common Stock to which such stockholder of such ARI Certificate(s) is entitled as a result of the Merger (and any dividends or other distributions pursuant to Subsection 1.5(d) hereof).  Upon surrender of the ARI Certificates for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by ESP, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such ARI Certificates shall be entitled to receive in exchange therefor such ESP Certificates representing the number of shares of ESP Common Stock, for which their shares of ARI Common Stock are exchangeable at the Effective Time and any dividends or distributions payable pursuant to Subsection 1.5(d) of this Agreement, and the ARI Certificates so surrendered shall forthwith be canceled.  Until so surrendered, outstanding ARI Certificates will be deemed, from and after the Effective Time, to evidence only the right to receive the applicable shares of ESP Common Stock issuable pursuant to Subsection 1.5(a).

(c)           Names and addresses of ARI Shareholders.  On the Closing Date and no later than the Effective Time, ARI shall provide to the Exchange Agent the name and address of each ARI shareholder.

(d)           Distributions With Respect to Unexchanged Shares.  No dividends or other distributions declared or made after the date of this Agreement with respect to shares of ESP Common Stock with a record date after the Effective Time will be paid to the holders of any unsurrendered ARI Certificates with respect to the shares of ESP Common Stock to be issued upon surrender thereof until the holders of record of such ARI Certificates shall surrender such ARI Certificates. Subject to applicable law, following surrender of any such ARI Certificates with a properly completed letter of transmittal, the Exchange Agent shall promptly deliver to the record holders thereof, without interest, the ESP Certificates representing shares of ESP Common Stock issued in exchange therefor and the amount of any such dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of ESP Common Stock.

(e)           Transfers of Ownership.  If ESP Certificates representing shares of ESP Common Stock are to be issued in a name other than that in which the ARI Certificates surrendered in exchange therefor are registered, it will be a condition of the issuance thereof that the ARI Certificates so surrendered will be properly endorsed and otherwise in proper form for transfer and the persons requesting such exchange will have paid to ESP or any agent designated by it any transfer or other taxes required because of the issuance of ESP Certificates representing shares of ESP Common Stock in any name other than that of the registered holder of the ARI Certificates surrendered, or establish to the satisfaction of ESP or any agent designated by it that such tax has been paid or is not payable.

(f)           Termination of Exchange Agent Obligations.  ESP Certificates held by the Exchange Agent that have not been delivered to holders of ARI Common Stock six (6) months or later after the Effective Time shall promptly be delivered to ESP, and thereafter holders of ARI Certificates who have not theretofore complied with the exchange procedures outlined in and contemplated by this Section 1.6 shall thereafter look only to ESP (subject to abandoned property, escheat and similar laws) for their claim for shares of ESP Common Stock and any dividends or distributions pursuant to Subsection 1.5(d) of this Agreement with respect to shares of ESP Common Stock to which they are entitled.

(g)           No Liability.  Notwithstanding anything to the contrary in this Section 1.6, neither the Exchange Agent, ESP, ARI nor any other party hereto shall be liable to any holder of shares of ARI Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar laws.

1.7           No Further Ownership Rights in ARI Common Stock.  All ESP Common Stock deemed issued to holders of ARI Common Stock upon consummation of the Merger and conversion of the ARI Common Stock shall be deemed to have been issued in full satisfaction of all rights pertaining to the Merger.  If, after the Effective Time, ARI Certificates are presented to ESP for any reason, they shall be canceled and exchanged as provided in this Article I.

1.8           Tax Consequences.  It is intended by the parties hereto that the Merger shall constitute a tax-free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).  The parties hereto adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Income Tax Regulations.

1.9           Taking of Necessary Action; Further Action.  If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest ESP with full right, title and possession to all assets, property, rights, privileges, and powers, of ARI, the then current officers and directors of ESP shall be, and hereby are, authorized, empowered and instructed to take all such lawful action necessary or appropriate to cause such vesting to occur.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF ESP

Except as expressly specified in that certain letter (with specific reference to the section or subsection of this Agreement to which the information specified in such letter relates and such other sections or subsections of this Agreement to the extent a matter disclosed in any such way as to make its relevance to the information called for by such other section or subsection readily apparent), dated as of the date of this Agreement from ESP to ARI (the “ESP Disclosure Letter”), ESP represents and warrants to ARI as follows:

2.1           Organization.  ESP is duly organized and validly existing and in good standing pursuant to the laws of its jurisdiction of incorporation. ESP has the corporate power and authority to own its properties and to conduct its business as currently conducted, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except if the failure to be so qualified would not have a Material Adverse Effect on ESP.  ESP is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders (“Approvals”) necessary to own, lease, and operate the properties it purports to own, operate or lease, and to carry on its business as it is now being conducted, except if the failure to have such Approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on ESP.

2.2           Subsidiaries.  ESP does not presently own an interest in any other corporation, association or other business entity and is not a party to any joint venture, partnership, or similar arrangement.

2.3           ESP Financial Statements. All of the historical financial statements contained in the ESP Audited Financial Statements and the ESP Unaudited Financial Statements were prepared from the books and records of ESP. The ESP Audited Financial Statements were prepared in accordance with U.S. GAAP, and fairly and accurately specify the financial situation and condition of ESP as at the dates and for the periods indicated.  The ESP Unaudited Financial Statements were prepared in a manner consistent with the basis of presentation used in the ESP Audited Financial Statements and fairly present the financial situation and condition of ESP as at and for the periods indicated, subject to normal year-end adjustments, none of which will be material.  Without limiting the foregoing, at the date of the ESP Balance Sheet, ESP owned each of the assets included in preparation of the ESP Balance Sheet, and the valuation of such assets in the ESP Balance Sheet is not more than their fair saleable value (on an item-by-item basis) at that date; and ESP had no liabilities, other than those specified in ESP Balance Sheet, nor any liabilities in amounts in excess of the amounts included for them in ESP Balance Sheet.

2.4           Off Balance Sheet Arrangements. There is no transaction, arrangement or other relationship among ESP or its subsidiary and an unconsolidated or other off balance sheet entity that is not disclosed in the ESP Audited Financial Statements and ESP Unaudited Financial Statements or that otherwise could be reasonably likely to have a Material Adverse Effect on ESP.

2.5           Absence of Material Changes. From the date of the ESP Unaudited Financial Statements to the date of this Agreement, ESP has conducted its business only in the ordinary course, and during such period there has not been:

(a)           any state of facts, event, change, effect, development, condition or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on ESP;

(b)           any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any ESP Common Stock or any repurchase for value by ESP of any ESP Common Stock;

(c)           any split, combination or reclassification of any ESP Common Stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of ESP Common Stock;

(d)           (i)         any granting by ESP to any current or former employee, officer, director or independent contractor of ESP (each, a “Participant”) of any loan or any increase in compensation, benefits, perquisites or any bonus or award, except in the ordinary course of business consistent with prior practice; (ii) any payment of any bonus to any Participant; (iii) any granting by ESP or the ESP subsidiary to any such Participant of any increase in severance, change in control or termination pay or benefits, in each case, except as was required pursuant to any employment, severance or termination agreements in effect as of the date of the most recent ESP Audited Financial Statements included in the SEC Reports; or (iv) any damage, destruction or loss, whether or not covered by insurance, that individually or in the aggregate has had or would reasonably be expected to have a Material Adverse Effect on ESP;

(e)           any change in accounting methods, principles or practices by ESP, except insofar as may have been required by a change in GAAP;

(f)            any material elections with respect to taxes by ESP or settlement or compromise by ESP of any material tax liability or refund;

(g)           any revaluation by ESP of any of the material assets of ESP; or

(h)           any other action or inaction by ESP that would have violated the provisions Section 4.1 of this Agreement, if taken after the date of this Agreement.

2.6           Legal Proceedings. There is not pending or, to the knowledge of ESP, threatened or contemplated, any action, suit or proceeding to which ESP is a party or of which any property or assets of ESP is the subject before or by any court or Governmental Entity, or any arbitrator, which, individually or in the aggregate, would reasonably be likely to have a Material Adverse Effect on ESP.

2.7           Contracts. The ESP Disclosure Letter pursuant to the corresponding section specifies a list of the following documents to which ESP is a party:

(a)           all agreements, contracts or commitments that require prospective fixed and/or contingent payments or expenditures by or to ESP and which are otherwise material or not entered into in the ordinary course of business;

(b)           all contracts, leases or agreements involving payments in excess of $50,000.00, which are not cancelable by ESP, without penalty on not less than 60 days notice;

(c)           all indentures, mortgages, promissory notes, loan agreements, guaranties or other agreements or commitments for the borrowing of money or pledging or granting a security interest in any assets with a value in excess of $50,000.00;

(d)           all employment contracts, non-competition agreements, invention assignments, severance or other agreements with officers, directors or stockholders of ESP or Persons related to or affiliated with such Persons;

(e)           all stock redemption or purchase agreements or other agreements affecting or relating to the capital stock of ESP, including, without limitation, all agreements with stockholders of ESP which includes, without limitation, antidilution rights, voting arrangements or operating covenants;

(f)            all pension, profit sharing, retirement, stock option or stock ownership plans;

(g)           all royalty, dividend or similar arrangements based on the revenues or profits of ESP or based on the revenues or profits derived from any material contract;

(h)           all acquisition, merger, asset purchase or other similar agreements entered into in the past 12 months; or

(i)            all agreements pursuant to which ESP has granted any person registration rights for any of its securities.

(j)            All of the agreements listed in the ESP Disclosure Letter corresponding to this Section 2.7 are referred to herein, collectively, as the “ESP Contracts.”

(k)           Each of the ESP Contracts, which purports, by its terms, to be in effect, is valid and in full force and effect, is enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws affecting creditors’ rights generally and general principles of equity and will continue to be so immediately following the Effective Date.

2.8           Due Authorization and Enforceability.  ESP has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to engage in the transactions contemplated hereby and thereby.  The execution and delivery of this Agreement and the consummation by ESP of the transactions contemplated hereby (including the Merger) have been duly and validly authorized by all necessary corporate action on the part of ESP, its Board of Directors and shareholders, and no other corporate proceedings on the part of ESP are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement.  This Agreement and the other agreements and documents contemplated hereby have been or will be at the Closing, as the case may be, duly authorized, executed and delivered by ESP, and each constitutes a valid, legal and binding obligation of ESP, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

2.9           No Conflict. The execution, delivery and performance by ESP of this Agreement and the other agreements and documents contemplated hereby and the consummation by ESP of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute or any order, rule, regulation or decree of any court or Governmental Entity having jurisdiction of ESP or any of its material properties; (B) any of the ESP Contracts; or (C) ESP’s Charter Documents, except, as it pertains to clauses (A) and (B) of this section, as would not individually or in the aggregate reasonably be expected have a Material Adverse Effect on ESP.

2.10         No Consents Required. Except for the filing of the Articles of Merger with the appropriate authorities, no consent, approval, authorization or order of, or filing with, any Governmental Entity is required for the execution, delivery and performance by ESP of this Agreement or for the consummation by ESP of the transactions contemplated hereby, except (A) for applicable requirements, if any, of the Securities Act, the Exchange Act, or Blue Sky Laws, and the rules and regulations thereunder, and appropriate documents received from or filed with the relevant authorities of other jurisdictions in which ESP is licensed or qualified to do business; (B) for the filing of any notifications required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the expiration of the required waiting period thereunder; and (C) if the failure to obtain such consents, approvals, authorizations, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on ESP, or prevent consummation of the transactions contemplated by this Agreement or otherwise prevent the parties hereto from performing their obligations under this Agreement.

2.11         Capitalization.  As of the date of this Agreement, the authorized capital stock of ESP consists of 100,000,000 shares of common stock, $.001 par value.  There is no other capital stock of ESP authorized for issuance.  As of the date hereof, 53,250,000 shares of ESP Common Stock are issued and outstanding.  As of the date hereof, no shares of ESP Common Stock are in ESP’s treasury; and no such shares are reserved for issuance.  All such issued and outstanding shares of ESP Common Stock have been duly authorized and validly issued, fully paid and nonassessable, issued in compliance with Applicable Law, and federal and state securities laws and have not been issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing or satisfied.  Except for the (A) Service Shares (as that term is defined by the provisions of Section 5.7 of this Agreement, and (B) the CalCap Warrants (as that term is defined by the provisions of Section 2.32 of this Agreement), there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from ESP any securities of, or other ownership interest in, ESP.

2.12          Preemptive Rights. There are no statutory or contractual preemptive rights or other rights to subscribe for or to purchase, any securities of ESP pursuant to ESP’s Charter Documents or any agreement or other instrument to which ESP is a party or by which ESP is obligated.

2.13          Registration Rights.  No Person has any right to require ESP to register any securities of ESP under the Securities Act.

2.14          Permits. ESP holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any Governmental Entity or self-regulatory agency required for the conduct of its business as presently conducted, and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and ESP is in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees.

2.15          Good Title to Property.    ESP does not own or lease any real property.  There are no options or other contracts under which ESP has a right or obligation to acquire or lease any interest in real property.  ESP has good and marketable title in fee simple to all personal property owned by it, other than ESP Intellectual Property, which is contemplated by Section 2.16 hereof, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are described in the ESP Audited Financial Statements and ESP Unaudited Financial Statements, except, in each case, where the failure to do so would not reasonably be expected to have a Material Adverse Effect on ESP.

2.16          Intellectual Property.

(a)           ESP owns or possesses the ESP Trademark (as defined below) or rights thereto necessary for the conduct of its business as now being conducted, except to the extent such failure to own or possess the ESP Trademark would not have, individually or in the aggregate, a Material Adverse Effect on ESP.  Except as would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ESP (i) to the knowledge of ESP, there is no infringement, misappropriation or violation by third parties of the ESP Trademark; (ii) there is no pending or, to ESP’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of ESP in or to the ESP Trademark, and ESP is unaware of any facts which would form a reasonable basis for any such claim; (iii) the ESP Trademark has not been adjudged by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part, and there is no pending or, to ESP’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of the ESP Trademark, and ESP is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or, to ESP’s knowledge, threatened action, suit, proceeding or claim by others that ESP infringes, misappropriates or otherwise violates any intellectual property or other proprietary rights of others, ESP has not received any written notice of such claim, and ESP is unaware of any other facts which would form a reasonable basis for any such claim; and (v) to ESP’s knowledge, no former or current employee of ESP is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, or nondisclosure agreement.  ESP is not a party to or obligated by any option, license or agreement with respect to the ESP Trademark.  The term “ESP Trademark” is defined as and means the trademark Visible Youth.

(b)           Except to the extent that the inaccuracy of this Subsection 2.16(b) (or the circumstances resulting in such inaccuracy), could not be reasonably expected to have a Material Adverse Effect on ESP, ESP owns, or is licensed or otherwise has the legally enforceable right to use (in each event, clear of all leins or encumbrances of any kind), all other ESP Intellectual Property (as defined below) used in or necessary for the conduct of its business as currently conducted.  Except as would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ESP (i) to the knowledge of ESP, there is no infringement, misappropriation or violation by third parties of any ESP Intellectual Property; (ii) there is no pending or, to ESP’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of ESP in or to any ESP Intellectual Property; (iii) no ESP Intellectual Property has been adjudged by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part, and there is no pending or, to ESP’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any ESP Intellectual Property; (iv) there is no pending or, to ESP’s knowledge, threatened action, suit, proceeding or claim by others that ESP infringes, misappropriates or otherwise violates any intellectual property or other proprietary rights of others, ESP has not received any written notice of such claim and ESP is unaware of any other facts which would form a reasonable basis for any such claim; and (v) to ESP’s knowledge, no former or current employee of ESP is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, or nondisclosure agreement. ESP is not a party to or obligated by any option, license or agreement with respect to the ESP Intellectual Property.  The term “ESP Intellectual Property” is defined as and means all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property, with the exception of the ESP Trademark defined above.

2.17          No Violation. ESP is not (A) in violation of its Charter Documents; (B) in material breach of or otherwise in material default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default in the performance of any material obligation, agreement or condition contained in any ESP Contract, to which it is subject or by which it may be obligated, or to which any of the material property or assets of ESP is subject; or (C) in violation of any Legal Requirement with respect to the conduct of its business, or the ownership or operation of its business, except for violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on ESP.

2.18          Taxes. ESP has timely filed (or requested in good faith an extension to the filing of) all federal, state, local and foreign income and franchise tax returns required to be filed and is not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which ESP is contesting in good faith.  All such returns are true, correct and complete in all material respects.  No audit or other examination of any return of ESP by any tax authority is presently in progress, nor has ESP been notified in writing of any request for such an audit or other examination.  To ESP’s knowledge, it does not have any liability for any unpaid taxes which have not been accrued for or reserved on ESP’s balance sheets included in the ESP Audited Financial Statements and ESP Unaudited Financial Statements, whether asserted or unasserted, contingent or otherwise, other than any liability for unpaid taxes that may have been accrued since the end of the most recent fiscal year in connection with the operation of the business of ESP in the ordinary course of business, none of which is material to the business, results of operations or financial condition of ESP or, if any such amount is material, it has been accrued on the books and records of ESP in accordance with U.S. GAAP.

2.19          No Broker’s Fees.  ESP has not incurred any liability, nor will it incur, directly or indirectly, any liability, for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby which will become the liability of ESP to be paid after Closing.

2.20          Insurance.  ESP does not maintain any insurance policies.

2.21          No Labor Disputes. No labor problem or dispute with the employees of ESP exists, or, to ESP’s knowledge, is threatened, which would reasonably be expected to have a Material Adverse Effect on ESP. ESP is not aware that any key employee or significant group of employees of ESP plans to terminate employment with ESP.  ESP is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by ESP, and ESP is not aware of any activities or proceedings of any labor union to organize any such employees.

2.22          Defined Benefit Plans. ESP has not maintained or contributed to a “defined benefit plan” as defined in Section 3(35) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). No plan maintained or contributed to by ESP that is subject to ERISA (an “ERISA Plan”) (or any trust created thereunder) has engaged in a “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code that could subject ESP to any material tax penalty on prohibited transactions and that has not adequately been corrected. Each ESP ERISA Plan is in compliance in all material respects with all reporting, disclosure and other requirements of the Code and ERISA as they relate to such ERISA Plan, except for any noncompliance which would not result in the imposition of a material tax or monetary penalty. With respect to each ESP ERISA Plan that is intended to be “qualified” within the meaning of Section 401(a) of the Code, either (A) a determination letter (or opinion letter, if applicable) has been issued by the Internal Revenue Service stating that such ERISA Plan and the attendant trust are qualified thereunder, or (B) the remedial amendment period under Section 401(b) of the Code with respect to the establishment of such ERISA Plan has not ended and a determination letter application will be filed with respect to such ERISA Plan prior to the end of such remedial amendment period. ESP has never completely or partially withdrawn from a “multiemployer plan,” as defined in Section 3(37) of ERISA.

2.23          Compliance with Environmental Laws. ESP (A) is in material compliance with any and all applicable foreign, federal, state and local laws, orders, rules, regulations, directives, decrees and judgments relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of human health and safety or the environment which are applicable to its business (“Environmental Laws”); (B) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business; and (C) has not received written notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clauses (A), (B) and (C) of this Section 2.23 as would not, individually or in the aggregate, have a Material Adverse Effect on ESP.

2.24          Minute Books. The minute books of ESP representing all existing records of all meetings and actions by written consent of its directors and stockholders (including any committees thereof) (collectively, the “ESP Corporate Records”) since its formation through the dates of the most recent such meetings and actions have been made available to ARI.  All ESP Corporate Records are complete and accurately reflect, in all material respects, all transactions referred to in the ESP Corporate Records.

2.25          Foreign Corrupt Practices.  Neither ESP nor, to ESP’s knowledge, any other Person associated with or with the authority to act on behalf of ESP, including, without limitation, any director, officer, agent or employee of ESP has, directly or indirectly, while acting on behalf of ESP (A) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity or failed to disclose fully any contribution in violation of law; (B) made any payment to any federal or state governmental officer or official, or other Person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof; (C) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (“FCPA”); or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payments.  ESP’s internal accounting controls and procedures are sufficient to cause it to comply with the FCPA.

2.26          Money Laundering Laws.  The operations of ESP are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001; the Currency and Foreign Transactions Reporting Act of 1970, as amended; and the applicable money laundering statutes of all Governmental Entities having jurisdiction of ESP, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity with jurisdiction of ESP (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any Governmental Entity or arbitrator involving ESP with respect to the Money Laundering Laws is pending, or to the knowledge of ESP, threatened against ESP.

2.27          OFAC. Neither ESP nor, to the knowledge of ESP, any director, officer, agent, employee or affiliate of ESP, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

2.28          Proprietary Information Agreements.  Each current employee and officer of ESP has executed an agreement with ESP regarding the protection of ESP’s confidentiality and proprietary information.  ESP is not aware that any of its current employees or officers is in violation thereof, and ESP will use its reasonable commercial efforts to prevent any such violation prior to the Closing.  ESP is not aware that any former employee failed to execute similar agreements with ESP or that any such former employee is in violation of any such agreement.

2.29          Solvency.  ESP has not (A) made a general assignment for the benefit of creditors; (B) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by its creditors; (C) suffered the appointment of a receiver to take possession of all, or substantially all, of its assets; (D) suffered the attachment or other judicial seizure of all, or substantially all, of its assets; or (E) made an offer of settlement, extension or composition to its creditors generally.

2.30          Related Party Transactions.  No employee, officer, stockholder, or director of ESP or a member of any of the foregoing individuals’ immediate families (collectively, the “ESP Related Parties”) is indebted to ESP, nor is ESP indebted (or committed to make loans or extend or guaranty credit) to any of them, other than (A) for payment of compensation for services rendered; (B) reimbursement for reasonable expenses incurred on behalf of ESP; and (C) for other standard employee benefits made generally available to all employees (not including option agreements outstanding under any option plan approved by the Board of Directors of ESP).  To ESP’s knowledge, no ESP Related Party has any direct or indirect ownership interest in any firm or corporation with which ESP is affiliated or with which ESP has a business relationship, or any firm or corporation that competes with ESP, except that ESP Related Parties may own stock in publicly traded companies that may compete with ESP.  To the best of ESP’s knowledge, no ESP Related Party is, directly or indirectly, interested in any ESP Contract with ESP (other than such contracts as relate to any such ESP Related Party’s ownership in, or other securities of, ESP or such ESP Related Party’s employment with ESP).

2.31          SEC Filings.  ESP has filed with and furnished to and will continue to file with and furnish to the SEC all forms, documents and reports (including exhibits) required to be filed or furnished prior to the Closing by ESP with the SEC. As of their respective dates, or, if amended prior to the Closing, as of the date of the last such amendment, the SEC Reports comply and will comply in all material respects with the requirements of the Securities

Act and the Exchange Act, as the case may be, and the applicable rules and regulations promulgated pursuant thereto, and none of the SEC Reports specify or will specify any untrue statement of a material fact or omit to specify or incorporate by reference any material fact required to be specified or incorporated by reference therein or necessary to make the information specified therein, considering the circumstances pursuant to which that information is disclosed, not misleading.  ESP will make available to ARI correct and complete copies of all material correspondence among the SEC, on the one hand, and ESP, on the other hand, occurring and prior to the Closing. As of the date hereof, there are no outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the SEC Reports. As of the date hereof, to the knowledge of ESP, none of the SEC Reports is the subject of ongoing SEC review, outstanding SEC comment or SEC investigation.  The financial statements of ESP included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect at the time of filing, have been prepared in accordance with U.S. GAAP (except in the case of unaudited statements, as permitted by the rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present the financial situation and condition of ESP as of the dates thereof and its results of operations and cash flows for the periods shown (subject, in the case of unaudited statements, to normal year-end audit adjustments).

2.32          Compensation payable to California Capital Partners, LLC.  ESP has agreed to issue to California Capital Partners, LLC, a Delaware limited liability company (“CalCap”), as compensation for certain consulting services provided by CalCap to ESP in connection with (A) the distribution of ESP’s products and (B) introductions to prospective joint venture participants and merger candidates, including ARI, and related advisory services, warrants to purchase 93,864 shares of ESP Common Stock (on a post reverse split basis), which shall be issued on or after the Effective Date (the “CalCap Warrants”).  The exercise price of the shares of ESP Common Stock subject to the CalCap Warrants is equal to the average trading price of ESP Common Stock for the ten (10) trading days immediately preceding the date of exercise of the CalCap Warrants and shall expire on June 25, 2017.

2.33          Representations and Warranties Complete.  The representations and warranties of ESP included in this Agreement and any list, statement, document or information set forth in, or attached to, any schedule provided pursuant to this Agreement or delivered hereunder (excluding any and all drafts of such documentation), are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, considering the circumstances pursuant to which they were made.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF ARI

Except as expressly specified in that certain letter (with specific reference to the section or subsection of this Agreement to which the information specified in such letter relates and such other sections or subsections of this Agreement to the extent a matter is disclosed in any such a way to make its relevance to the information called for by such other section or subsection readily apparent), dated as of the date of this Agreement, from ARI to ESP (the “ARI Disclosure Letter”), ARI represents and warrants to ESP as follow:

3.1           Organization. ARI is duly organized and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation.  ARI has full corporate power and authority to own its properties and to conduct its business as currently conducted, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect on ARI.  ARI is in possession of all Approvals necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being or currently planned by ARI to be conducted, except where the failure to have such Approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on ARI.

3.2           Subsidiaries.  ARI does not own an interest in any other corporation, association, or other business entity.  ARI is not a party to any joint venture, partnership, or similar arrangement.

3.3           ARI Financial Statements. All of the historical financial statements contained in the ARI Audited Financial Statements and the ARI Unaudited Financial Statements were prepared from the books and records of ARI. The ARI Audited Financial Statements were prepared in accordance with U.S. GAAP, and fairly and accurately specify the financial situation and condition of ARI as at the dates and for the periods indicated.  The ARI Unaudited Financial Statements were prepared in a manner consistent with the basis of presentation used in the ARI Audited Financial Statements and fairly present the financial situation and condition of ARI as at and for the periods indicated, subject to normal year-end adjustments, none of which will be material.  Without limiting the foregoing, at the date of the ARI Balance Sheet, ARI owned each of the assets included in preparation of the ARI Balance Sheet, and the valuation of such assets in the ARI Balance Sheet is not more than their fair saleable value (on an item-by-item basis) at that date; and ARI had no liabilities, other than those specified in ARI Balance Sheet, nor any liabilities in amounts in excess of the amounts included for them in ARI Balance Sheet.  Copies of the ARI Audited Financial Statements and the ARI Unaudited Financial Statements have been provided to ESP.

3.4           Off Balance Sheet Arrangements.  There is no transaction, arrangement or other relationship among ARI and an unconsolidated, or other off balance sheet entity that is not disclosed in the ARI Audited Financial Statements and ARI Unaudited Financial Statements that otherwise could be reasonably likely to have a Material Adverse Effect on ARI.

3.5           Absence of Material Changes. From the date of the ARI Unaudited Financial Statements to the date of this Agreement, ARI has conducted its business only in the ordinary course, and during such period there has not been:

(a)           any state of facts, event, change, effect, development, condition or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on ARI;

(b)           any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any ARI Common Stock or any repurchase for value by ARI of any ARI Common Stock;

(c)           any split, combination or reclassification of any ARI Common Stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of ARI Common Stock;

(d)           (i)          any granting by ARI to any current or former employee, officer, director or independent contractor of ARI (each, a “Participant”) of any loan or any increase in compensation, benefits, perquisites or any bonus or award, except in the ordinary course of business consistent with prior practice; (ii) any payment of any bonus to any Participant; (iii) any granting by ARI to any such Participant of any increase in severance, change in control or termination pay or benefits, in each case, except as was required pursuant to any employment, severance or termination agreements in effect as of the date of the most recent ARI Audited Financial Statements; or (iv) any damage, destruction or loss, whether or not covered by insurance, that individually or in the aggregate has had or would reasonably be expected to have a Material Adverse Effect on ARI;

(e)           any change in accounting methods, principles or practices by ARI, except insofar as may have been required by a change in GAAP;

(f)           any material elections with respect to taxes by ARI or settlement or compromise by ARI of any material tax liability or refund;

(g)           any revaluation by ARI of any of the material assets of ARI; or

(h)           any other action or inaction by ARI that would have violated the provisions Section 4.1 of this Agreement, if taken after the date of this Agreement.

3.6           Legal Proceedings.  There is no pending or, to the knowledge of ARI threatened or contemplated, any action, suit or proceeding to which ARI is a party, or of which any property or assets of ARI is the subject before or by any Governmental Entity or arbitrator, which, individually or in the aggregate, would reasonably be likely to have a Material Adverse Effect on ARI.

3.7           Contracts. The ARI Disclosure Letter pursuant to the corresponding section specifies a list of the following documents to which ARI is a party:

(a)           all agreements, contracts or commitments that require prospective fixed and/or contingent payments or expenditures by or to ARI and which are otherwise material or not entered into in the ordinary course of business;

(b)           all contracts, leases or agreements involving payments in excess of $50,000.00, which are not cancelable by ARI, without penalty on not less than 60 days notice;

(c)           all indentures, mortgages, promissory notes, loan agreements, guaranties or other agreements or commitments for the borrowing of money or pledging or granting a security interest in any assets with a value in excess of $50,000.00;

(d)           all employment contracts, non-competition agreements, invention assignments, severance or other agreements with officers, directors or stockholders of ESP or Persons related to or affiliated with such Persons;

(e)           all stock redemption or purchase agreements or other agreements affecting or relating to the capital stock of ARI, including, without limitation, all agreements with stockholders of ARI which includes, without limitation, antidilution rights, voting arrangements or operating covenants;

(f)            all pension, profit sharing, retirement, stock option or stock ownership plans;

(g)           all royalty, dividend or similar arrangements based on the revenues or profits of ARI or based on the revenues or profits derived from any material contract;

(h)           all acquisition, merger, asset purchase or other similar agreements entered into in the past 12 months; or

(i)            all agreements pursuant to which ARI has granted any person registration rights for any of its securities.

(j)            All of the agreements listed in the ARI Disclosure Letter corresponding to this Section 3.7 are referred to herein, collectively, as the “ARI Contracts.”

(k)           Each of the ARI Contracts, which purports, by its terms, to be in effect, is valid and in full force and effect, is enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws affecting creditors’ rights generally and general principles of equity and will continue to be so immediately following the Effective Date.

3.8           Due Authorization and Enforceability.  ARI has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to engage in the transactions contemplated hereby and thereby.  The execution and delivery of this Agreement and the consummation by ARI of the transactions contemplated hereby (including the Merger) have been duly and validly authorized by all necessary corporate action on the part of ARI, its Board of Directors and its shareholders, and no other corporate proceedings on the part of ARI are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement.  This Agreement and the other agreements and documents contemplated hereby have been or will be at the Closing duly authorized, executed and delivered by ARI, and each constitutes a valid, legal and binding obligation of ARI, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

3.9           No Conflict. The execution, delivery and performance by ARI of this Agreement and the other agreements and documents contemplated hereby and the consummation by ARI of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute or any order, rule, regulation or decree of any court or Governmental Entity having jurisdiction of ARI or any of its material properties; (B) any agreement or instrument to which ARI is a party or by which it is obligated or to which any of its property is subject; or (C) ARI’s Charter Documents, except, as it pertains to clauses (A) and (B) of this section, as would not individually or in the aggregate reasonably be expected have a Material Adverse Effect on ARI.

3.10          No Consents Required.  Except for the filing of the Articles of Merger with the appropriate authorities, no consent, approval, authorization or order of, or filing with, any Governmental Entity is required for the execution, delivery and performance by ARI of this Agreement for the consummation by ARI of the transactions contemplated hereby, except (A) for applicable requirements, if any, of the Securities Act, the Exchange Act or Blue Sky Laws, and the rules and regulations thereunder, and appropriate documents received from or filed with the relevant authorities of other jurisdictions in which ARI is licensed or qualified to do business; (B) for the filing of any notifications required under the HSR Act, and the expiration of the required waiting period thereunder; and (C) if the failure to obtain such consents, approvals, authorizations, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on ARI or prevent consummation of the transactions contemplated by this Agreement or otherwise prevent the parties hereto from performing their obligations under this Agreement.

3.11          Capitalization.

(a)           As of the date of this Agreement, the authorized capital stock of ARI consists of 200,000,000 shares of common stock, $.001 par value.  There is no other capital stock of ARI authorized for issuance.  As of the date hereof, 1,250,000 shares of ARI Common Stock are issued and outstanding.  As of the date hereof, no shares of ARI Common Stock are held in ARI’s treasury; and no such shares are reserved for issuance.  All such issued and outstanding shares of ARI Common Stock are fully paid, nonassessable and validly issued in compliance with Applicable Law, and federal and state securities laws and have not been issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing or satisfied.  Except for those warrants specified in Subsection 1.5(b) of this Agreement, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from ARI any shares of the capital stock of ARI.

3.12          Preemptive Rights. There are no statutory or contractual preemptive rights or other rights to subscribe for or to purchase, any securities of ARI or   pursuant to the Charter Documents of ARI or any agreement or other instrument to which ARI is a party or by which ARI is obligated.

3.13          Registration Rights.  No person has any right to require ARI to register any shares of ARI Common Stock under the Securities Act.

3.14          Permits. ARI holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, and orders of any Governmental Entity or self-regulatory agency required for the conduct of its business as presently conducted, and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and ARI is in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders, and decrees.

3.15          Good Title to Property.    ARI does not own or lease any real property.  There are no options or other contracts under which ARI has a right or obligation to acquire or lease any interest in real property.  ARI has good and marketable title in fee simple to all personal property owned by it, other than ARI Intellectual Property, which is contemplated by Section 3.16 hereof, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are described in the ARI Audited Financial Statements and ARI Unaudited Financial Statements, except, in each case, where the failure to do so would not reasonably be expected to have a Material Adverse Effect on ARI.

3.16          Intellectual Property.

(a)           ARI owns or possesses the ARI Trademarks (as defined below) or rights thereto necessary for the conduct of its business as now being conducted, except to the extent such failure to own or possess the ARI Trademarks would not have, individually or in the aggregate, a Material Adverse Effect on ARI.  Except as would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ARI (i) to the knowledge of ARI, there is no infringement, misappropriation or violation by third parties of either of the ARI Trademarks; (ii) there is no pending or, to ARI’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of ARI in or to either of the ARI Trademarks, and ARI is unaware of any facts which would form a reasonable basis for any such claim; (iii) neither of the ARI Trademarks has been adjudged by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part, and there is no pending or, to ARI’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of either of the ARI Trademarks, and ARI is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or, to ARI’s knowledge, threatened action, suit, proceeding or claim by others that ARI infringes, misappropriates or otherwise violates any intellectual property or other proprietary rights of others, ARI has not received any written notice of such claim, and ARI is unaware of any other facts which would form a reasonable basis for any such claim; and (v) to ARI’s knowledge, no current employee of ARI is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, or nondisclosure agreement.  ARI is not a party to or obligated by any option, license or agreement with respect to either of the ARI Trademarks.  The term “ARI Trademarks” is defined as and means the trademarks Chalice and Longevity Miracles.

(b)           Except for the ARI Trademarks, ARI does not own or have any interest, direct or indirect, in or to any intellectual property.

3.17          No Violation.  ARI is not (A) in violation of its Charter Documents; (B) in material breach of or otherwise in material default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default in the performance of any material obligation, agreement or condition contained in any ARI Contract, to which it is subject or by which it may be obligated, or to which any of the material property or assets of ARI is subject; or (C) in violation of any Legal Requirements with respect to the conduct of its business, the ownership, or operation of its business, or the issuance of its capital stock, except for violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on ARI.

3.18          Taxes.  ARI has filed timely (or requested in good faith an extension to the filing of) all federal, state, local, and foreign income and franchise tax returns required to be filed and is not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which ARI is contesting in good faith.  All such returns are true, correct and complete in all material respects.  No audit or other examination of any return of ARI by any tax authority is presently in progress, nor has ARI been notified in writing of any request for such an audit or other examination.  ARI has no liability for any unpaid taxes which have not been accrued for or reserved on the balance sheets included in the ARI Audited Financial Statements and ARI Unaudited Financial Statements, whether asserted or unasserted, contingent or otherwise, other than any liability for unpaid taxes that may have been accrued since the end of the most recent fiscal year in connection with the operation of the business of ARI in the ordinary course of business, none of which is material to the business, results of operations or financial condition of ARI, if any such account is material, it has been accrued on the books and records of ARI in accordance with U.S. GAAP.

3.19          ARI Broker’s Fees.  ARI has agreed to pay to Global Capital Markets, Inc., registered with FINRA as a broker dealer through its wholly owned subsidiary GCMI Securities Corp. (“Global”), as compensation for Global’s services in connection with the Merger, a fee in the amount equal to nine-tenths (9/10s) of one percent (1%) of the “net” book value of ARI on the Effective Date, which book value is anticipated to be approximately $450,000.00.  Accordingly, Global shall be entitled to receive from ARI on the Effective Date compensation in the approximate amount of $4,050.00 (the “Global Fee”).  Except for the Global Fee, ARI has not incurred any liability, nor will either incur, directly or indirectly, any liability, for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

3.20          Insurance.  ARI maintains a directors and officers liability insurance policy in the amount of $5,000,000.00, that will remain in force until the Closing.

3.21          No Labor Disputes. No labor problem or dispute with the employees of ARI exists, or, to ARI’s knowledge, is threatened; ARI is not aware that any key employee or significant group of employees of ARI plans to terminate employment with ARI.  ARI is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by ARI; and ARI is not aware of any activities or proceedings of any labor union to organize any such employees.

3.22          Defined Benefit Plans.  ARI neither maintains, nor has any liability under, any ERISA Plan.

3.23          Compliance with Environmental Laws.  ARI (A) is in compliance with any and all applicable Environmental Laws; (B) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business; and (C) has not received written notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clauses (A), (B) and (C) of this Section 3.23 as would not, individually or in the aggregate, have a Material Adverse Effect on ARI.

3.24          Minute Books. The minute books of ARI representing all existing records of all meetings and actions by written consent of its directors and stockholders (including any committees thereof) (collectively, the “ARI Corporate Records”) since its formation through the dates of the most recent such meetings and actions have been made available to ESP.  All ARI Corporate Records are complete and accurately reflect, in all material respects, all transactions referred to in the ARI Corporate Records.

3.25          Foreign Corrupt Practices.  To the best of ARI’s knowledge, neither ARI, nor any other Person associated with or with the authority to act on behalf of ARI, including, without limitation, any director, officer, agent, or employee of ARI, has, directly or indirectly, while acting on behalf of ARI (A) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity or failed to disclose fully any contribution in violation of law; (B) made any payment to any federal or state governmental officer or official, or other Person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof; (C) violated or is in violation of any provision of the FCPA; or (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payments.  ARI’s internal accounting controls and procedures are sufficient to cause it to comply with the FCPA.

3.26          Money Laundering Laws.  The operations of ARI are, and have been conducted, at all times in compliance in all material respects with applicable Money Laundering Laws, and no action, suit or proceeding by or before any Governmental Entity or arbitrator involving ARI with respect to the Money Laundering Laws is pending, or to the knowledge of ARI, threatened against ARI.

3.27          OFAC.  Neither ARI nor, to the knowledge of ARI, any director, officer, agent, employee, or affiliate of ARI, is currently subject to any U.S. sanctions administered by the OFAC.

3.28          Proprietary Information Agreements.  Each current employee and officer of ARI has executed an agreement with ARI regarding the protection of ARI’s confidentiality and proprietary information.  ARI is not aware that any of its current employees or officers is in violation thereof, and ARI will use its reasonable commercial efforts to prevent any such violation prior to the Closing.  ARI is not aware that any former employee failed to execute similar agreements with ARI or that any such former employee is in violation of any such agreement.

3.29          Solvency.  ARI has not (A) made a general assignment for the benefit of creditors; (B) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by its creditors; (C) suffered the appointment of a receiver to take possession of all, or substantially all, of its assets; (D) suffered the attachment or other judicial seizure of all, or substantially all, of its assets; or (E) made an offer of settlement, extension or composition to its creditors generally.

3.30          Related Party Transactions.   No employee, officer, stockholder, or director of ARI or a member of any of the foregoing individuals’ immediate families (collectively, the “ARI Related Parties”) is indebted to ARI, nor is ARI indebted (or committed to make loans or extend or guaranty credit) to any of them, other than (A) for payment of compensation for services rendered; (B) reimbursement for reasonable expenses incurred on behalf of ARI; and (C) for other standard employee benefits made generally available to all employees (not including option agreements outstanding under any option plan approved by the Board of Directors of ARI).  To ARI’s knowledge, no

ARI Related Party has any direct or indirect ownership interest in any firm or corporation with which ARI is affiliated or with which ARI has a business relationship, or any firm or corporation that competes with ARI, except that ARI Related Parties may own stock in publicly traded companies that may compete with ARI.  To the best of ARI’s knowledge, no ARI Related Party is, directly or indirectly, interested in any ARI Contract with ARI (other than such contracts as relate to any such ARI Related Party’s ownership in, or other securities of, ARI or such ARI Related Party’s employment with ARI).

3.31          Representations and Warranties Complete.  The representations and warranties of ARI included in this Agreement and any list, statement, document or information set forth in, or attached to, any schedule provided pursuant to this Agreement or delivered hereunder, are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, considering the circumstances pursuant to which they were made.

3.32          ARI Banking Relationships.  The ARI Disclosure Letter under the corresponding section specifies the names and locations of all banks, trust companies, savings and loans associations and other financial institutions at which ARI maintains its safe deposit boxes or accounts of any nature and the names of all persons authorized to have access thereto, draw thereon or make withdrawals therefrom.

ARTICLE IV

CONDUCT PRIOR TO THE EFFECTIVE TIME

4.1           Conduct of Business by ARI and ESP.  During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, each of ARI and ESP shall, except to the extent that each other party to this Agreement shall otherwise consent in writing, or as contemplated by this Agreement, or as set forth in Schedule 4.1 attached hereto, conduct its business in the usual, regular and ordinary course consistent with past practices, in substantially the same manner as heretofore conducted and in compliance with all Applicable Laws and regulations (except where noncompliance would not be reasonably expected to have a Material Adverse Effect on the respective party); pay its debts and taxes when due subject to good faith disputes regarding such debts or taxes; pay or perform other material obligations when due; and use its commercially reasonable best efforts  consistent with past practices and policies to (A) preserve substantially intact its present business organization; (B) keep available the services of its present key officers and key employees; and (C) preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others with which it has significant business dealings.  In addition, except as required or permitted by the terms of this Agreement, without the prior written consent of each other party to this Agreement, which shall not be unreasonably withheld, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, each of ARI and ESP shall not do any of the following:

(a)           Waive any stock repurchase rights, accelerate, amend or (except as specifically provided for herein) change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any of such plans;

(b)           Grant any severance or termination pay to (i) any officer or (ii) any employee, except pursuant to applicable law, written agreements then in effect, or policies existing on the date hereof and as previously or concurrently disclosed in writing or made available to each other party to this Agreement, or adopt any new severance plan, or amend or modify or alter in any manner any severance plan, agreement or arrangement existing on the date hereof;

(c)           With respect to ESP, sell, transfer or license to any Person or otherwise extend, amend or modify any material rights to any ESP Intellectual Property or the ESP Trademark, or enter into any agreement, commitment, or undertaking to sell, transfer or license to any Person future patent rights, except in the ordinary course of business consistent with past practice;

(d)           Except for the Reverse Stock Split (as that term is defined in Section 5.5 of this Agreement), declare, set aside, or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for, any capital stock;

(e)           Purchase, redeem or otherwise acquire, directly or indirectly, any common stock or other equity securities or ownership interests, except pursuant to the terms of the respective party’s Charter Documents;

(f)           Except as contemplated by this Agreement, issue, deliver, sell, authorize, pledge or otherwise encumber, or agree to any of the foregoing with respect to, any common stock or other equity securities or ownership interests or any securities convertible into or exchangeable for common stock or other equity securities or ownership interests, or subscriptions, rights, warrants or options to acquire any common stock or other equity securities or ownership interests or any securities convertible into or exchangeable for common stock or other equity securities or other ownership interests, or enter into other agreements, commitments or undertakings of any character obligating it to issue any such common stock, equity securities or other ownership interests or convertible or exchangeable securities;

(g)           Except for the amendment and restatement of the Articles of Incorporation of ESP to effectuate the (1) Reverse Stock Split and (2) ESP Name Change (as that term is defined by the provisions of Section 5.6 of this Agreement, amend its Charter Documents;

(h)           Except as contemplated by this Agreement, acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of ARI or ESP, as applicable, or enter into any joint venture, strategic partnership or alliance or other arrangement that provides for exclusivity of territory or otherwise restrict such party’s ability to compete or to offer or sell any products or services;

(i)            Sell, lease, license, encumber or otherwise dispose of any properties or assets, except (A) sales of inventory in the ordinary course of business consistent with past practice, and (B) the sale, lease or disposition (other than through licensing) of property or assets that are not material, individually or in the aggregate, to the business of such party;

(j)            Incur any indebtedness for borrowed money or guaranty any indebtedness of another Person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of ARI or ESP, as applicable, enter into any “keep well” or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing;

(k)           Adopt or amend any employee benefit plan, policy or arrangement, any employee stock purchase or employee stock option plan, or enter into any employment contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable “at will”), pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants, except in the ordinary course of business consistent with past practices or to conform to the requirements of any Applicable Law;

(l)            Pay, discharge, settle, or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), or litigation (whether or not commenced prior to the date of this Agreement) other than the payment, discharge, settlement or satisfaction, in the ordinary course of business consistent with past practices or in accordance with their terms, or liabilities recognized or disclosed in the most recent financial statements of such party or incurred since the date of such financial statements, or waive the benefits of, agree to modify in any manner, terminate, release any person from or knowingly fail to enforce any confidentiality or similar agreement to which such party is a party or of which such party is a beneficiary, as applicable;

(m)           Except in the ordinary course of business consistent with past practices, modify, amend or terminate any material ESP Contract or ARI Contract, as applicable, or waive, delay the exercise of, release or assign any material rights or claims thereunder;

(n)           Except as required by U.S. GAAP, revalue any of its assets or make any change in accounting methods, principles or practices;

(o)           Except in the ordinary course of business consistent with past practices, incur or enter into any agreement, contract or commitment requiring such party to pay in excess of $50,000.00 in any 12-month period;

(p)           Settle any litigation if the consideration given is other than monetary or to which a Related Party of such party is a party;

(q)           Make or rescind any tax elections that, individually or in the aggregate, could be reasonably likely to adversely affect in any material respect the tax liability or tax attributes of such party, settle or compromise any material income tax liability or, except as required by applicable law, materially change any method of accounting for tax purposes or prepare or file any return in a manner inconsistent with past practice;

(r)            Form or establish any subsidiary, except in the ordinary course of business consistent with prior practice or as contemplated by this Agreement;

(s)           Permit any Person to exercise any of its discretionary rights under any ERISA Plan to provide for the automatic acceleration of any outstanding options, the termination of any outstanding repurchase rights or the termination of any cancellation rights issued pursuant to any such plan;

(t)            Make capital expenditures, except in accordance with prudent business and operational practices consistent with past practices;

(u)           Make or omit to take any action which would be reasonably expected to have a Material Adverse Effect on such party;

(v)           Enter into any transaction with or distribute or advance any assets or property to any of its officers, directors, stockholders, or other Affiliates, other than the payment of salary and benefits and tax distributions in the ordinary course of business consistent with past practices; or,

(w)           Agree in writing or otherwise agree, commit or resolve to take any of the actions described in Paragraphs (a) through (v), inclusive, of this section.

4.2           Exclusivity

(a)           During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, ARI, on the one hand, and ESP, on the other hand (each such party, an “Obligated Party”), shall not, and each Obligated Party shall cause such party’s respective officers, directors, employees, representatives and agents, as applicable, not to, directly or indirectly, (i) encourage, solicit, initiate, engage or participate in negotiations with any Person (other than the respective other Obligated Party) concerning any “Merger Transaction” (defined below) or (ii) take any other action intended or designed to facilitate the efforts of any Person (other than ARI or ESP, as the case may be) relating to a possible Merger Transaction.  For purposes of this Agreement, the term “Merger Transaction” shall mean and be defined as any of the following involving ESP, or its subsidiary, or ARI, as the case may be, (i) any merger, consolidation, share exchange, business combination or other similar transaction; or (ii) any sale, lease, exchange, transfer or other disposition of any of the assets of ESP, or its subsidiary, or ARI (other than in the normal course of business consistent with past practice) or any shares of the capital stock of ESP, or its subsidiary, or ARI in a single transaction or series of transactions.

(b)           In the event that there is an unsolicited proposal for, or an unsolicited indication of, a serious interest in entering into a Merger Transaction, communicated to an Obligated Party or any of its respective officers, directors or employees or any of its representatives or agents, such Obligated Party shall immediately (and in no less than 48 hours) give written notice of same to the other Obligated Party.

ARTICLE V

ADDITIONAL AGREEMENTS

5.1           Schedule 14C of ESP.

(a)           As of the date of this Agreement, ESP has obtained the consent of a majority of its outstanding shares of the ESP Common Stock to approve the Merger, the change in control of ESP resulting from the Merger, and this Agreement and the transactions contemplated hereby.  Except as otherwise agreed in writing by ARI and ESP, as promptly as practicable after the execution of this Agreement, ESP shall prepare and file with the SEC and distribute an Information Statement on Schedule 14C for the purpose of notifying the holders of the ESP Common Stock prior to the Merger of the approval of the matters set forth in this Section 5.1(a), together with such matters as ESP may deem necessary (the “Schedule 14C”).

(b)           ARI shall cooperate and use its commercially reasonable efforts to supply ESP with all requisite information necessary that ESP requests to complete the Schedule 14C.

(c)           The information supplied by ARI in response to requests by ESP for inclusion in the Schedule 14C shall not, at the time the Schedule 14C is filed with the SEC or distributed to the holders of ESP Common Stock prior to the Merger and on the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, not misleading.

(d)           The information supplied by ESP for inclusion in the Schedule 14C shall not, at the time the Schedule 14C is filed with the SEC or distributed to the holders of ESP Common Stock prior to the Merger and on the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, not misleading.

(e)            If, at any time prior to the Effective Date, any event or circumstance relating to ESP, ARI or any of their respective officers or directors should be discovered which should be set forth in an amendment to the Schedule 14C, such party shall promptly inform the other, and ESP shall promptly prepare, file, and distribute such amendment to the Schedule 14C.

(f)            All documents that ESP is responsible for filing with the SEC in connection with the transactions contemplated herein will comply as to form and substance in all material respects with the applicable requirements of the Securities Act and the rules and regulations thereunder and the Exchange Act and the rules and regulations thereunder.

5.2           Blue Sky Compliance. ESP shall use its commercially reasonable efforts to avail itself of any exemptions or to qualify or otherwise register the shares of ESP Common Stock to be issued pursuant to the Merger under the securities or Blue Sky Laws of every jurisdiction of the United States in which a ARI stockholder has an address on the records of ARI, on the record date for determining ARI stockholders entitled to notice of and to vote on the Merger, except any such jurisdiction with respect to which counsel for ESP has determined that such qualification or registration is not required under the securities or Blue Sky Laws of such jurisdiction.

5.3           Directors and Officers of ESP After Merger.

(a)           Subject to compliance with the Securities Act and Exchange Act and the rules and regulations promulgated thereunder and, specifically, the filing of the Schedule 14C and waiting the requisite waiting periods for notice, after the Effective Date, the Board of Directors of ESP will consist of five (5) directors, which shall be Samuel Asculai, John Nelson (Chairman), Mark Mansfield, Kenneth Weiss, and Donald Nicholson.

(b)           Immediately after the Effective Date, the officers of ESP shall be:

(i)           Mark Mansfield – President and Chief Executive Officer;

(ii)          Douglas Lee - Chief Financial Officer and Treasurer; and

(iii)         Samuel Asculai – Secretary and Chief Science Officer.

5.4           HSR Act.  If required pursuant to the HSR Act, as promptly as practicable after the date of this Agreement, ARI and ESP shall each prepare and file the notifications and any other information required of them thereunder in connection with the transactions contemplated by this Agreement and shall promptly and in good faith respond to all information requested of it by the Federal Trade Commission and Department of Justice in

connection with such notifications in accordance with all applicable requirements of all Governmental Entities.  ARI and ESP shall cooperate in good faith with each other and such Governmental Entities.  ARI and ESP shall (A) promptly inform the other of any communication to or from the Federal Trade Commission, the Department of Justice or any other Governmental Entity regarding the transactions contemplated by this Agreement; (B) give the other prompt notice of the commencement of any action, suit, litigation, arbitration, proceeding or investigation by or before any Governmental Entity with respect to such transactions; (C) request an early termination of the waiting period under the HSR Act; and (D) keep the other reasonably informed as to the status of any such action, suit, litigation, arbitration, proceeding or investigation.  Filing fees with respect to the notifications required under the HSR Act shall be paid equally by ARI and ESP.

5.5           Reverse Stock Split.  No later than the Closing Date and prior to the Effective Time, ESP shall, conditioned upon the approval of ESP’s shareholders, effectuate a reverse stock split pursuant to which every fifty (50) shares of outstanding ESP Common Stock shall be exchanged for one share of ESP Common stock; provided, however, that, each stockholder of ESP who would otherwise be entitled to a fraction of a share of ESP Common Stock (after aggregating all fractional shares of ESP Common Stock that would otherwise be received by such stockholder) shall receive from ESP, in lieu of such fractional share, one share of ESP Common Stock (the “Reverse Stock Split”).

5.6           Change of Corporate Name of ESP.  No later than the Closing Date and prior to the Effective Time, ESP shall, conditioned upon the approval of ESP’s shareholders, amend ESP’s Articles of Incorporation to change the name of ESP from Enhance Skin Products Inc. to Enhanced Life Technologies, Inc. (the “ESP Name Change”).

5.7           Issuance by ESP of Common Stock in Satisfaction of Obligations.  No later than the Closing Date and prior to the Effective Time, as full and complete satisfaction of that certain indebtedness owed by ESP to (A) Samuel Asculai, (B) Christopher Hovey, and (C) Drasko Puseljic because of their service to ESP pursuant to their respective employment or consulting agreements,  ESP shall issue to (X) Samuel Asculai 246,124 shares of ESP Common Stock; (Y) Christopher Hovey 146,277 shares of ESP Common Stock; and (Z) Drasko Puseljic 286,124 shares of ESP Common Stock.  The numbers of the shares of ESP Common Stock specified by this Section 5.7 have been determined on a post Reverse Stock Split basis.  The shares of ESP Common Stock to be issued pursuant to this Section 5.7 shall be referred to herein as the “Service Shares”.

5.8           Other Actions.

(a)           As promptly as practicable after execution of this Agreement, ESP shall prepare and file with the SEC a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement (“Signing Form 8-K”), which ARI shall review, comment upon and approve (which approval shall not be unreasonably withheld or delayed) prior to filing.  Any language included in the Signing Form 8-K and approved by ARI, may henceforth be used by ESP in other filings made by it with the SEC and in other documents distributed by ESP in connection with the transactions contemplated by this Agreement without further review or consent of ARI.  Promptly after the execution of this Agreement, ARI and ESP shall also mutually agree on and issue a press release announcing the execution of this Agreement (the “Signing Press Release”).

(b)           ARI and ESP shall cooperate with each other to prepare a Current Report on Form 8-K announcing the Closing and to include the financial statements prepared by ESP, ARI, ESP’s accountant, and ARI’s accountant and such other information that may be required to be disclosed with respect to the Merger in any report or form to be filed with the SEC (the “Closing Form 8-K”).  Prior to Closing, ARI and ESP mutually shall agree on a press release announcing the consummation of the Merger (the “Closing Press Release”).  Concurrently with the Closing, ESP shall distribute the Closing Press Release.  Concurrently with the Closing, or as soon as practicable thereafter, ESP shall file the Closing Form 8-K with the SEC.

(c)           ESP and ARI shall cooperate with each other and use their respective commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on their part under this Agreement and applicable laws to consummate the Merger and the other transactions contemplated by this Agreement as soon as practicable, including preparing and filing as soon as practicable all documentation to effect all necessary notices, reports and other filings and to obtain as soon as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity.

5.9           Required Information.  In connection with the preparation of the Signing Form 8-K, the Signing Press Release, the Schedule 14C, the Closing Form 8-K and the Closing Press Release, or any other statement, filing notice or application made by or on behalf of ARI and/or ESP to any Government Entity or other third party in connection with the Merger and the other transactions contemplated hereby, and for such other reasonable purposes, ESP and ARI each shall, upon request by the other, furnish the other with all information concerning themselves, their respective directors, officers, and stockholders (including the directors of ARI and ESP to be elected effective as of the Closing pursuant to Section 5.3 hereof) and such other matters as may be reasonably necessary or advisable in connection with the Merger, or any other statement, filing, notice or application made by or on behalf of ESP and

ARI to any third party and/or any Governmental Entity in connection with the Merger and the other transactions contemplated hereby.  Each party to this Agreement warrants and represents to the other such party that all such information shall be true and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

5.10          Confidentiality; Access to Information.

(a)            Confidentiality.  Any confidentiality agreement previously executed by the parties to this Agreement shall be superseded in its entirety by the provisions of this Agreement.  Each party to this Agreement agrees to maintain in confidence any non-public information (“Confidential Information”) received from each other such party, and to use such non-public information only for purposes of consummating the transactions contemplated by this Agreement.  Any party to this Agreement may disclose the Confidential Information to its financial advisors, accountants, counsel and other representatives (collectively “Advisors”); provided, however, that such Advisors agree to be obligated by the provisions of this Section 5.10 and the party disclosing such Confidential Information to its Advisors is responsible for such Advisors’ compliance with this Section 5.10.  Such confidentiality obligations will not apply to (i) information which was known to a party to this Agreement or its respective agents prior to receipt from any other such party; (ii) information which is or becomes generally known other than by breach of the covenants set forth in this Section 5.10; (iii) information acquired by a party to this Agreement or its respective agents from a third party who is not obligated to confidentiality; and (iv) disclosure required by law.  In the event this Agreement is terminated as provided in Article VII hereof, each party (i) will destroy or return or cause to be destroyed or returned to each other respective party all documents and other material obtained from any other such party in connection with the Merger, and (ii) use its reasonable best efforts to delete from its computer systems all documents and other material obtained from any other such party in connection with the Merger.

(b)            Access to Information.

(i)          ESP will afford ARI and its financial advisors, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and key personnel of ESP during the period prior to the Closing, and subject to any applicable confidentiality agreements with third parties (the existence and scope of which of which have been disclosed to ARI), to obtain all information concerning the business, including the status of business development efforts, properties, results of operations and personnel of ESP as ARI may reasonably request.  No information or knowledge obtained by ARI in any investigation pursuant to this Section 5.10 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

(ii)        ARI will afford ESP and its financial advisors, underwriters, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of ARI during the period prior to the Closing, and subject to any applicable confidentiality agreements with third parties (the existence and scope of which have been disclosed to ESP), to obtain all information concerning the business, including properties, results of operations and personnel of ARI, as ESP may reasonably request.  No information or knowledge obtained by ESP in any investigation pursuant to this Section 5.10 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

5.11          Public Disclosure.  From the date of this Agreement until Closing or termination of this Agreement as specified herein, the parties to this Agreement shall cooperate in good faith to prepare and mutually agree upon all press releases and public announcements pertaining to this Agreement and the transactions contemplated hereby, and no party to this Agreement shall issue or otherwise make any public announcement or communication pertaining to this Agreement or the transactions contemplated hereby without the prior consent of ARI (in the case of ESP) or ESP (in the case of ARI), except as otherwise provided by this Agreement or as required by any legal requirement or by the rules and regulations of, or pursuant to any agreement of, a stock exchange or trading or quotation system.  Each party to this Agreement will not unreasonably withhold approval from any other such party with respect to any press release or public announcement.  If any party to this Agreement determines with the advice of counsel that it is required to make this Agreement or any terms of the Merger public or otherwise issue a press release or make public disclosure with respect thereto, such party shall, at a reasonable time before making any public disclosure, consult with the other such party regarding such disclosure, seek such confidential treatment for such terms or portions of this Agreement or the transaction as may be reasonably requested by the other such party and disclose only such information as is legally compelled to be disclosed.  This provision will not apply to communications by any such party to its counsel, accountants, investors, and other professional advisors.

5.12           Commercially Reasonable Efforts.  Upon the terms and subject to the conditions set forth in this Agreement, each of the parties to this Agreement agrees to use its commercially reasonable good faith efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other such party in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, including using commercially reasonable best efforts to (A) cause the conditions precedent set forth in Article VI of this Agreement to be satisfied; (B) obtain all necessary actions, waivers, consents, approvals, orders and authorizations from Governmental Entities and prepare and submit all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any) and avoid any suit, claim, action, investigation or proceeding by any Governmental Entity; (C) obtain all consents, approvals or waivers from third parties required as a result of the transactions contemplated in this Agreement; (D) defend any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed; and (E) execute or deliver any additional instruments reasonably necessary to consummate the transactions contemplated by, and fully carry out the purposes of, this Agreement.  In connection with, and without limiting, the foregoing, ARI and its Board of Directors, and ESP and its Board of Directors, shall, if any state takeover statute or similar statute or regulation is or becomes applicable to the Merger, this Agreement or any of the transactions contemplated by this Agreement, use their commercially reasonable best efforts to enable the Merger and the other transactions contemplated by this Agreement to be consummated as promptly as practicable on the terms contemplated by this Agreement.  Notwithstanding anything herein to the contrary, nothing in this Agreement shall be deemed to require ARI or ESP to agree to any divestiture by itself or any of its Affiliates of shares of capital stock or of any business, assets or property, or the imposition of any material limitation regarding the ability of any of them to conduct their business or to own or exercise control of such assets, properties and stock.

5.13          No Securities Transactions.  Neither ARI nor any of its Affiliates, directly or indirectly, shall engage in any transactions involving the securities of ESP.  ARI shall use its commercially reasonable efforts to require each of its officers, directors, employees, agents, advisors, contractors, associates, clients, customers and representatives, to comply with the covenant specified in this Section 5.13.

5.14          Disclosure of Certain Matters.  Each of ARI and ESP will provide the other with prompt written notice of any event, development or condition that (A) would cause any of such party’s representations and warranties specified in this Agreement to become untrue or misleading or which may affect its ability to consummate the transactions contemplated by this Agreement; (B) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement; (C) results in the reasonable expectation by such party that any of the conditions set forth in Article VI of this Agreement will not be satisfied; (D) is of a nature that is or may be materially adverse to the operations, prospects or condition (financial or otherwise) of ESP or ARI; or (E) would require any amendment or supplement to the Schedule 14C.  The parties to this Agreement shall have the obligation to supplement or amend the ESP Disclosure Letter and the ARI Disclosure Letter (the “Disclosure Schedules”) being delivered concurrently with the execution of this Agreement with respect to any matter hereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in the Disclosure Schedules. The obligations of the parties to this Agreement to amend or supplement the Disclosure Schedules shall terminate on the Closing Date.

5.15          Charter Protections; Indemnification.

(a)           All rights to indemnification for acts or omissions occurring through the Closing Date now existing in favor of the current directors and officers of ARI as provided in the Charter Documents of ARI or in any indemnification agreements shall survive the Merger and be assumed by ESP and shall continue in full force and effect in accordance with their terms.

(b)           If ESP or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of ESP assume the obligations set forth in this Section 5.15.

(c)           The provisions of this Section 5.15 are intended to be for the benefit of, and shall be enforceable by, each Person who will have been a director or officer of ARI for all periods ending on or before the Closing Date and may not be changed without the consent of all of those Persons entitled to such indemnification.

5.16          ARI Related Party Loans.  ARI shall use its commercially reasonable best efforts to cause each ARI Related Party to, at or prior to Closing, (A) repay to ARI any loan by ARI to such ARI Related Party and any other amount owed by such ARI Related Party to ARI; (B) cause any guaranty or similar arrangement pursuant to which ARI has guarantied the payment or performance of any obligations of such ARI Related Party to a third party to be terminated; and (C) cease to own any direct equity interests in any ARI Related Party that utilizes the name Age Reversal, Inc. or any other names comprising the ARI Trademarks, or either of them, or any derivative thereof.

5.17          ESP Related Party Loans.  ESP shall use its commercially reasonable best efforts to cause each ESP Related Party to, at or prior to Closing, (A) repay to ESP any loan by ESP to such ESP Related Party and any other amount owed by such ESP Related Party to ESP; (B) cause any guaranty or similar arrangement pursuant to which ESP has guarantied the payment or performance of any obligations of such ESP Related Party to a third party to be terminated; and (C) cease to own any direct equity interests in any ESP Related Party that utilizes the name Enhance Skin Products Inc. or any other names comprising the ESP Intellectual Property or any derivative thereof.

ARTICLE VI

CONDITIONS TO THE TRANSACTION

6.1           Conditions to Obligations of Each Party to Effect the Merger.  The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

(a)           Schedule 14C. The Schedule 14C shall have been distributed by ESP not less than 20 days prior to the Closing Date to all the holders of shares of ESP Common Stock as of the date of distribution which will be no later than one day prior to the Closing Date in accordance with the Securities Act and Exchange Act and the rules and regulations thereunder promulgated by the SEC.

(b)           HSR Act; No Order.  All specified waiting periods under the HSR Act shall have expired, and no Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger, substantially on the terms contemplated by this Agreement.

6.2           Additional Conditions to the Obligations of ARI.  The obligations of ARI to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by ARI:

(a)           Representations and Warranties.  Each representation and warranty of ESP contained in this Agreement that is (i) qualified as to materiality shall have been true and correct (A) as of the date of this Agreement and (B) subject to any immaterial corrections or updates pursuant to Section 5.14 of this Agreement, on and as of the Closing Date with the same force and effect as if made on the Closing Date,  and (ii) not qualified as to materiality shall have been true and correct (A) as of the date of this Agreement and (B) subject to any immaterial corrections or updates pursuant to Section 5.14 of this Agreement, in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date.  ARI shall have received a certificate with respect to the foregoing signed on behalf of ESP by an authorized officer of ESP (the “ESP Closing Certificate”).

(b)           Agreements and Covenants.   ESP shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date, and the ESP Closing Certificate shall include a provision to such effect.

(c)           No Litigation.   No action, suit or proceeding shall be pending or threatened before any Governmental Entity which is reasonably likely to (i) prevent consummation of any of the transactions contemplated by this Agreement; (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation; or (iii) affect materially and adversely the right of ESP to issue the securities contemplated by this Agreement and no order, judgment, decree, stipulation or injunction to any such effect shall be in effect.

(d)           Consents.  ESP shall have obtained the consents, waivers and approvals set forth on Schedule 6.2(d) attached hereto.

(e)           Material Adverse Effect.  No Material Adverse Effect with respect to ESP shall have occurred since the date of this Agreement.

(f)           SEC Compliance.  Immediately prior to Closing, ESP shall be in compliance in all material respects with the reporting requirements under the Securities Act and Exchange Act.

(g)           Other Deliveries.  At or prior to Closing, ESP shall have delivered to ARI (i) copies of resolutions and actions taken by ESP’s Board of Directors and stockholders in connection with the approval of this Agreement and the transactions contemplated hereunder; (ii) such other documents or certificates as shall reasonably be required by ARI and its counsel in order to consummate the transactions contemplated hereunder; and (iii) a certificate attesting to the incumbency of the officers of ESP.

(h)           Termination of Certain ESP Contracts .  ESP shall terminate the Employment Agreements of Samuel Asculai, Christopher Hovey and Brian Lukian and the Consulting Agreement of Drasko Puseljic effective at the Effective Time.

(i)            Issuance of the Service Shares.  The Service Shares shall have been issued to Samuel Asculai, Christopher Hovey, and Drasko Puseljic.

(j)            Employment/Consulting Agreements.  Each of Mark Mansfield, Samuel Asculai, Drasko Puseljic, and Douglas Lee shall have executed an appropriate employment and/or consulting agreement, as the case may be, with ESP, on those terms and subject to those conditions specified in Exhibits A, B, C, and D, respectively, attached hereto.

(k)           ESP Related Party Loans.  All outstanding indebtedness owed by any ESP Related Party shall have been repaid in full, and all outstanding guaranties and similar arrangements pursuant to which ESP has guarantied the payment or performance of any obligations of any ESP Related Party to a third party shall have been terminated, and no such ESP Related Party shall own any direct equity interests in any other Person that utilizes the name Enhance Skin Products Inc. or any other names comprising the ESP Intellectual Property or any derivative thereof.

(l)            Reverse Stock Split.    ESP shall have completed the Reverse Stock Split.

(m)          ESP Name Change.  ESP shall have effectuated the ESP Name Change.

6.3           Additional Conditions to the Obligations of ESP.  The obligations of ESP   to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by ESP:

(a)           Representations and Warranties.  Each representation and warranty of ARI contained in this Agreement that is (i) qualified as to materiality shall have been true and correct (A) as of the date of this Agreement and (B) subject to any immaterial corrections or updates pursuant to Section 5.14 of this Agreement, on and as of the Closing Date with the same force and effect as if made on the Closing Date, and (ii) not qualified as to materiality shall have been true and correct (A) as of the date of this Agreement and (B) subject to any immaterial corrections or updates pursuant to Section 5.14 of this Agreement, in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date.  ESP shall have received a certificate with respect to the foregoing (to the extent the foregoing pertains to the representations and warranties of ARI) signed on behalf of ARI by an authorized officer of ARI (the “ARI Closing Certificate”).

(b)           Agreements and Covenants.  ARI shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing Date, and ARI Closing Certificate shall include a provision to such effect.

(c)           No Litigation.  No action, suit or proceeding shall be pending or threatened in writing before any Governmental Entity which is reasonably likely to (i) prevent consummation of any of the transactions contemplated by this Agreement; (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation; or (iii) affect materially and adversely the right of ESP to issue the securities contemplated by this Agreement or ESP to own, operate or control any of the assets and operations of ARI following the Merger and no order, judgment, decree, stipulation or injunction to any such effect shall be in effect.

(d)           Consents.  ARI shall have obtained the consents, waivers and approvals set forth on Schedule 6.3(d) attached hereto.

(e)           Material Adverse Effect.  No Material Adverse Effect with respect to ARI shall have occurred since the date of this Agreement.

(f)            Other Deliveries.  At or prior to Closing, ARI shall have delivered to ESP (i) copies of resolutions and actions taken by ARI's directors and shareholders in connection with the approval of this Agreement and the transactions contemplated hereunder; (ii) such other documents or certificates as shall reasonably be required by ESP and its counsel in order to consummate the transactions contemplated hereunder, and (iii) a certificate attesting to the incumbency of the officers of ARI.

(g)           ARI Related Party Loans.  All outstanding indebtedness owed by any ARI Related Party shall have been repaid in full, and all outstanding guaranties and similar arrangements pursuant to which ARI has guarantied the payment or performance of any obligations of any ARI Related Party to a third party shall have been terminated, and no such ARI Related Party shall own any direct equity interests in any other Person that utilizes the name Age Reversal, Inc. and any other names comprising the ARI Trademarks or any derivative thereof.

(h)           ARI Cash.  On the Effective Date, ARI shall have cash on hand of no less than Five Hundred Sixty-Five Thousand Dollars ($565,000.00).

ARTICLE VII

TERMINATION

7.1           Termination.  This Agreement may be terminated at any time prior to the Closing:

(a)           by mutual written agreement of ARI and ESP at any time;

(b)           by either ARI or ESP if the Merger shall not have been consummated by August 31, 2012, (the “Outside Closing Date”); provided, however, that the right to terminate this Agreement under this Subsection 7.1(b) shall not be available to any party whose action or failure to act has been a proximate cause of or resulted in the failure of the Merger to occur on or before the Outside Closing Date and such action or failure to act constitutes a breach of this Agreement (a “Breach”); provided, further, however, that so long as ESP has not committed a Breach, then ARI shall promptly and in any event within five (5) Business Days pay ESP in cash an amount equal to all of ESP’s expenses, costs and other amounts, including, without limitation, attorneys’ and accountants’ fees and cost, which amount shall not exceed $40,000 (the “ESP Expense Reimbursement Obligation”);

(c)           by either ARI or ESP, if a Governmental Entity shall have issued an order, decree, judgment or ruling, or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree, ruling or other action is final and non-appealable; provided, however, in such case, ARI shall be subject to the ESP Expense Reimbursement Obligation;

(d)           by ESP, upon a material breach of any representation, warranty, covenant or agreement on the part of ARI set forth in this Agreement, or if any representation or warranty of ARI shall have become untrue, in either case such that the conditions set forth in Article VI would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue; provided, however, that if such breach by ARI is curable prior to the Closing Date, then ESP may not terminate this Agreement under this Subsection 7.1(d) for the earlier of (i) thirty (30) days after delivery of written notice from ESP to ARI of such breach, and (ii) the Outside Closing Date; provided, however, ARI continues to exercise commercially reasonable best efforts to cure such breach (it being understood and agreed that ESP may not terminate this Agreement pursuant to this Subsection 7.1(d) if it shall have materially breached this Agreement or if such breach by ARI is cured during such cure period); provided, however, in such case, ARI shall be subject to the ESP Expense Reimbursement Obligation;

(e)           by ARI, upon a material breach of any representation, warranty, covenant or agreement on the part of ESP set forth in this Agreement, or if any representation or warranty of ESP shall have become untrue, in either case such that the conditions set forth in Article VI would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such breach is curable by ESP prior to the Closing Date, then ARI may not terminate this Agreement under this Subsection 7.1(e) for the earlier of (i) thirty (30) days after delivery of written notice from ARI to ESP of such breach, and (ii) the Outside Closing Date; provided, however, ESP continues to exercise commercially reasonable best efforts  to cure such breach (it being understood that ARI may not terminate this Agreement pursuant to this Subsection 7.1(e) if it shall have materially breached this Agreement or if such breach by ESP is cured during such cure period); and

(f)            by either ARI or ESP, if this Agreement and the transactions contemplated hereby shall fail to be approved by any Governmental Entity; provided, however, in such case, ARI shall not be subject to the ESP Expense Reimbursement Obligation.

7.2           Notice of Termination; Effect of Termination.

(a)           Any termination of this Agreement under Section 7.1 above will be effective immediately upon (or, if the termination is pursuant to Subsection 7.1(d) or Subsection 7.1(e) and the provisions therein are applicable, such applicable number of days after) the delivery of written notice of the terminating party to the other parties hereto.

(b)           In the event of the termination of this Agreement as provided in Section 7.1, this Agreement shall be of no further force or effect and the Merger shall be abandoned, except for and subject to (i) Sections 5.9, 5.10, and 7.1 (and by reference, the ESP Expense Reimbursement Obligation) and Article VIII of this Agreement (General Provisions) shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any party to this Agreement from liability for any breach of this Agreement, including a breach by such a party electing to terminate this Agreement pursuant to Subsection 7.1(d) or Subsection 7.1(e) caused by the action or failure to act of such a party constituting a proximate cause of or resulting in the failure of the Merger to occur on or before the date stated therein,.

7.3           Fees and Expenses. Subject to the ESP Expense Reimbursement Obligation, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party to this Agreement incurring such expenses whether or not the Merger is consummated.

ARTICLE VIII

GENERAL PROVISIONS

8.1           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

if to ARI, to:

Age Reversal, Inc.
1226 Colony Plaza, Newport Beach, California 92660
Telephone:  (949) 706-2468
Telecopy:  (714) 464-4135
Attention:  David Kekich
with copies (which copies shall not constitute notice) to:

CalCap Partners, LLC
19200 Von Karman Avenue
Suite 525
Irvine, California 92612
Telephone:  (949) 252-4600
Telecopy:  (949) 252-4620
Attention:  Mark Mansfield

if to ESP to:

Enhance Skin Products Inc.
100 King Street West
Suite 5600
Toronto, Ontario, Canada M5X 1C9
Telephone:  (416) 644-8318
Telecopy:  (416) 644-8801
Attention:  Samuel Asculai
with a copy (which copy shall not constitute notice) to:

Stepp Law Corporation
15707 Rockfield Blvd.
Suite 101
Irvine, California 92618
Telephone:  (949) 660-9700
Telecopy:  (949) 660-9010
Attention:  Thomas E. Stepp, Jr.

8.2           Interpretation and Definitions.  The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context shall require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  When a reference is made in this Agreement to an exhibit or schedule, such reference shall be to an exhibit or schedule to this Agreement unless otherwise indicated.  When a reference is made in this Agreement to sections or paragraphs, such reference shall be to a section or paragraph of this Agreement.  Unless otherwise indicated the words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.”  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  When reference is made herein to “the business of” an entity, such reference shall be deemed to include the business of all direct and indirect subsidiaries of such entity.  Reference to the “subsidiaries” of an entity shall be deemed to include all direct and indirect subsidiaries of such entity.  For purposes of this Agreement:

(a)           the term “Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such Person.  For purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise;

(b)           the term “ARI Balance Sheet” means the most recent balance sheet included in the ARI Unaudited Financial Statements;

(c)           the term “ARI Audited Financial Statements”  means the balance sheets, income statements, statements of stockholders equity, and statements of cash flows or, in each instance, as of (i) December 31, 2011, and (ii) December 31, 2010, as reported on by the ARI Auditors;

(d)           the term “ARI Auditors” means the independent certified public accountants currently retained by ARI for the purpose of auditing the ARI Audited Financial Statements;

(e)           the term “ARI Unaudited Financial Statements” means the balance sheet, income statement, statement of stockholders’ equity and statement of cash flows or equivalent statements of ARI as commonly prepared, as of March 31, 2012;

(f)           the term “Charter Documents” when used in connection with ESP or ARI, as the case may be, means such entity’s Articles or Certificate of Incorporation (or similar charter document), as the case may be, and Bylaws, each as amended from time to time;

(g)           the term “ESP Audited Financial Statements”  means the balance sheets, income statements, statements of stockholders equity, and statements of cash flows or, in each instance, as of (i) April 30, 2011, and (ii) April 30, 2010, as reported on by the ESP Auditors, and included in ESP’s Form 10-K, including any amendments, filed with the SEC for the fiscal year ended on April 30, 2011;

(h)           the term “ESP Auditors” means the independent certified public accountants currently retained by ESP for the purpose of auditing the ESP Audited Financial Statements;

(i)            the term “ESP Balance Sheet” means the most recent balance sheet included in the ESP Unaudited Financial Statements;

(j)            the term “ESP Unaudited Financial Statements” means the balance sheets, income statements, statements of stockholders’ equity and statements of cash flows or equivalent statements of ESP as set forth in ESP’s Forms 10-Q as filed with the SEC for the quarters ended (i) January 31, 2012, and (ii) October 31, 2011, and ESP’s Form 10-Q/A for the quarter ended July 31, 2011;

(k)           the term “Exchange Act” means the Securities Exchange Act of 1934, as amended to the date as which any reference thereto is relevant pursuant to this Agreement, including any substitute or replacement statue adopted in place or lieu thereof;

(l)            the term “Governmental Entity” shall mean any federal, state, provincial or foreign court, administrative agency, commission, governmental or regulatory authority or similar body;

(m)          the term “knowledge” means actual knowledge or awareness as to a specified fact or event of a Person that is an individual or of an executive officer or director of a Person that is a corporation or of a Person in a similar capacity of an entity other than a corporation;

(n)           the term “Legal Requirements” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity and all requirements set forth in applicable ESP Contracts or ARI Contracts;

(o)           the term “Material Adverse Change” when used in connection with ESP or ARI, as the case may be, means (i) the incurrence of any material liabilities or obligations, direct or contingent, or the entry into any material transactions, or the declaration or payment of any dividends or distributions of any kind with respect to its capital stock; (ii) any change in the capital stock (other than a change in the number of outstanding shares due to the issuance of shares upon the exercise of outstanding options or warrants); (iii) any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock (other than grants of stock options or other equity awards pursuant to outstanding equity incentive plans existing on the date hereof); or (iv) any material adverse change in the business, properties, financial condition or results of operations of such entity;

(p)           the term “Material Adverse Effect” when used in connection with ESP or ARI, as the case may be, means any change, event, or occurrence, individually or when aggregated with other changes, events, or occurrences, that is materially adverse to the business, properties, financial condition or results of operations of ESP or ARI, as applicable; provided, however, that none of the following alone or in combination shall be deemed, in and of itself, to constitute a Material Adverse Effect any changes, events, occurrences or effects arising out of, resulting from or attributable to (i) acts of war, sabotage or terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism; (ii) earthquakes, hurricanes, tornados or other natural disasters; (iii) changes attributable to the public announcement or pendency of the transactions contemplated hereby; (iv) changes in the general national or regional economic conditions; (v) any actions arising from actions that ESP or ARI are required to take hereunder; and (vi) changes in Legal Requirements after the date hereof;

(q)           the term “Person” shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity;

(r)            the term “SEC” means the Securities and Exchange Commission;

(s)           the term “SEC Reports” means all reports, schedules, forms, statements and other documents filed or required to be filed by ESP with the SEC pursuant to Sections 13(a) and 15(d) of the Exchange Act;

(t)            the term “Securities Act” means the Securities Act of 1933, as amended to the date as of which any reference thereto is relevant pursuant to this Agreement, including any substitute or replacement statute adopted in place or lieu thereof.

(u)           the term “U.S. GAAP” means generally accepted accounting principles, as in effect on the date of any statement, report or determination that purports to be, or is required to be, prepared or made in accordance with U.S. GAAP. All references in this Agreement to financial statements prepared in accordance with U.S. GAAP shall be defined and mean in accordance with U.S. GAAP consistently applied throughout the periods to which reference is made.

8.3           Counterparts; Electronic Delivery.  This Agreement and each other document executed in connection with the transactions contemplated hereby, and the consummation thereof, may be executed in one or more counterparts, all of which shall be considered one and the same document and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.  Delivery by facsimile or electronic transmission to counsel for the other party of a counterpart executed by a party shall be deemed to meet the requirements of the previous sentence.

8.4           Non-survival of Representations and Warranties.  None of the representations and warranties specified in this Agreement or any instrument delivered pursuant to this Agreement shall survive the Effective Time.  The provisions of this Section 8.4 shall not limit any covenant or agreement of the parties by which its terms contemplate performance after the Effective Time.

8.5           Entire Agreement.  This Agreement and the schedules, including, but not limited to, the Disclosure Schedules, and exhibits hereto are the final written expression and the complete and exclusive statement of all the agreements, conditions, promises, representations, warranties and covenants by and between and among those parties with respect to the subject matter of this Agreement, and this Agreement and the schedules and exhibits hereto supersede all prior or contemporaneous agreements, negotiations, representations, warranties, covenants, understandings and discussions by and between and among the parties hereto, their respective representatives, and any other Person, with respect to the subject matter specified in this Agreement.  Each of the parties hereto represents, warrants and covenants that in executing this Agreement that such party has relied solely on the terms, conditions and provisions specified in this Agreement and the schedules and exhibits hereto.  Each of the parties hereto additionally represents, warrants and covenants that in executing and delivering this Agreement such party has placed no reliance whatsoever on any statement, representation, warranty, covenant or promise of the other party, or any other Person, not specified expressly in this Agreement and the schedules and exhibits hereto, or upon the failure of any party or any other person to make any statement, representation, warranty, covenant or disclosure of any nature whatsoever.  The parties hereto have included this section to preclude (i) any claim that any party was in any manner whatsoever induced fraudulently to enter into, execute and deliver this Agreement, and (ii) the introduction of parol evidence to vary, interpret, supersede, modify, amend, annul, supplement or contradict the terms, conditions and provisions of this Agreement and the schedules and exhibits hereto.  No provision of any schedule or exhibit to this Agreement shall supersede or annul the terms and provisions of this Agreement, unless the matter specified in any such schedule or exhibit shall explicitly so provide to the contrary.  In the event of ambiguity in meaning or understanding among the provisions of this Agreement proper and the any schedule or exhibit to this Agreement, the provisions of this Agreement proper shall prevail and control in all instances.

8.6           Third Party Beneficiaries.  Except as expressly specified by the provisions of this Agreement, this Agreement shall not be construed to confer upon or give to any Person, other than the parties hereto, any right, remedy or claim pursuant to, or by reason of, this Agreement or of any term or condition of this Agreement.

8.7           Severability.  In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect, and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.  The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

8.8           Other Remedies.  Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party hereto will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by any such party of any one remedy will not preclude the exercise of any other remedy.

8.9           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal law of the State of Nevada regardless of the law that might otherwise govern under applicable principles of conflicts of law thereof.

8.10          Arbitration.  Any disputes or claims arising under or in connection with this Agreement or the transactions contemplated hereunder shall be resolved by binding arbitration.  Notice of a demand to arbitrate a dispute by any party hereto shall be given in writing to the other parties hereto at their last known addresses.  Arbitration shall be commenced by the filing by such a party of an arbitration demand with the American Arbitration Association (“AAA”).  The arbitration and resolution of the dispute shall be resolved by a single arbitrator appointed by the AAA pursuant to AAA rules.  The arbitration shall in all respects be governed and conducted by applicable AAA rules, and any award and/or decision shall be conclusive and binding on the parties.  The arbitration shall be conducted in Los Angeles, California.  The arbitrator shall supply a written opinion supporting any award, and judgment may be entered on the award in any court of competent jurisdiction.  Each party hereto shall pay its own fees and expenses for the arbitration, except that any costs and charges imposed by the AAA and any fees of the arbitrator for his services shall be assessed against the losing party by the arbitrator.  In the event that preliminary or permanent injunctive relief is necessary or desirable in order to prevent a party from acting contrary to this Agreement or to prevent irreparable harm prior to a confirmation of an arbitration award, then any party hereto is authorized and entitled to commence a lawsuit solely to obtain equitable relief against the other such parties pending the completion of the arbitration in a court having jurisdiction over those parties.

8.11          Rules of Construction.  The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

8.12          Assignment.  No party hereto may assign either this Agreement or any of such party’s rights, interests, or obligations hereunder without the prior written approval of the all of the other parties hereto.  Subject to the first sentence of this Section 8.12, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8.13          Amendment.  This Agreement may be amended by all of the parties hereto at any time by execution of an instrument in writing signed on behalf of each of those parties.

8.14          Extension; Waiver.  At any time prior to the Closing, any party hereto may, to the extent legally allowed, (A) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (B) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (C) waive compliance with any of the agreements or conditions for the benefit of such party contained herein.  Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.  Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

8.15          Currency.  All references to currency amounts in this Agreement shall mean United States Dollars.

8.16          Schedules.  The information furnished in the Disclosure Schedules is arranged in sections corresponding to the sections of this Agreement, and the disclosures in any section of the schedules shall qualify (A) the corresponding section of this Agreement and (B) other sections of this Agreement to the extent (notwithstanding the absence of a specific cross-reference), that it is clear from a reasonable reading of the Disclosure Schedules and such other sections of this Agreement that such disclosure is also applicable to such other sections of this Agreement.  The Disclosure Schedules and the information and disclosures contained in the Disclosure Schedules are intended only to qualify and limit the representations and warranties of the parties contained in this Agreement and shall not be deemed to expand in any way the scope of any such representation or warranty.  The inclusion of any information in the Disclosure Schedules shall not be deemed to be an admission or acknowledgment that such information is material or outside the ordinary course of business.  The inclusion of any fact or information in a Disclosure Schedules is not intended to be construed as an admission or concession as to the legal effect of any such fact or information in any proceeding among any party and any Person who is not a party to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

ENHANCE SKIN PRODUCTS INC.

By: /s/ Samuel Asculai
Name:  Samuel Asculai, Ph.D
Title:  Chief Executive Officer

AGE REVERSAL, INC.

By: /s/ David Kekich
Name: David Kekich
Title:  Chief Executive Officer

EXHIBIT A

CONSULTING AGREEMENT WITH MARK MANSFIELD

CONSULTING AGREEMENT.

B E T W E E N:

SOLA VENTURES INC.
of the City of Toronto
in the Province of Ontario

(hereinafter referred to as the “Consultant”)

-     and     -

MARK MANSFIELD
of the City of Toronto
in the Province of Ontario

(hereinafter referred to as the “Principal”)

ENHANCED LIFE TECHNOLOGIES, INC.
a corporation incorporated pursuant to the
laws of the State of Nevada

(hereinafter referred to as the “Corporation”)

WHEREAS the Corporation is desirous of engaging the services of Consultant;

AND WHEREAS the Principal will provide services on behalf of the Consultant;

AND WHEREAS the parties hereto wish to confirm the terms and conditions relating to the Consultant’s engagement with the Corporation and certain rights and benefits of the Principal;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

ARTICLE 1
ENGAGEMENT AND SERVICES

1.01          Engagement. The Corporation hereby engages Consultant to render the consulting services set out in Article 1.03 below, and such other services as may be agreed to in writing between the Corporation and the Consultant from time to time.  Consultant hereby accepts the engagement to provide consulting services to the Corporation on the terms and conditions set forth herein.

1.02          Independent Contractor. Consultant is an independent contractor and is solely responsible for all taxes, withholdings, and other similar statutory obligations, including but not limited to Workers’ Compensation Insurance.

1.03          Consultant will make the Principal available to provide the following services (hereinafter the “Services”) as requested by the Corporation:

A.	Overseeing the general management of the Corporation;

B.
sourcing growth capital and making recommendations to the Board of Directors regarding financing terms, acquisitions, joint ventures, distribution agreements as well as other operational considerations; and

C.	recruiting qualified employees and/or contractors, managing personnel and evaluating their performance; and

1.04          The Consultant will ensure the Principal provides forty (40) hours of Services per week to the Corporation.

ARTICLE 2
REMUNERATION OF CONSULTANT

2.01          Compensation:  The Consultant’s base compensation shall initially be eight thousand United States dollars (US $8,000) per month.  Once the Corporation has raised an aggregate total of two million United States dollars (US $2,000,000) of financing during the term of this Agreement, the Consultant’s base compensation shall be increased to ten thousand United States dollars (US $10,000) per month.  At all times during the term of this Agreement, the Consultant’s compensation shall be at least equivalent to the salary of the Corporation’s highest paid executive.

2.02          Bonus. During the term of this Agreement, the Consultant shall be entitled to receive on a fiscal year basis a cash bonus (the “Bonus”) from the Corporation determined in the discretion of the Board, provided that such bonus shall not be less than two percent (2%) of the Corporation’s EBITDA.

2.03          Expenses:  The Consultant shall be entitled to reimbursement for all travelling, entertainment and other expenses incurred by the Consultant on behalf of the Corporation in the course of the provision of services, upon production of appropriate receipts and invoices, forthwith after review and approval.

2.04          Stock Option:  At the sole discretion of the Board, the Consultant may be granted options to purchase common shares in the capital of the Corporation in accordance with any Incentive Stock Option Plan, and the current practice of the Corporation with respect to specific terms.  Notwithstanding the foregoing or any other provision of this Agreement, in each year of this Agreement, the Board shall grant to the Consultant at least as many options with at least as favourable an exercise price as are granted to any other person or entity (together with their affiliates) in each year.

ARTICLE 3
BENEFITS

3.01          Service Break:  For six weeks each year, the Consultant shall be entitled to a service break (the “Service Break”).  During the Service Break, the Consultant shall not be required to provide any Services to the Corporation. The Corporation shall pay the Consultant’s regular fees during the Service Break. Any Service Break, or portion thereof, not taken by Consultant during any calendar year may be carried forward for up to two (2) calendar years.  In selecting Service Break times the Consultant undertakes to consider the Corporation’s requirements for Consultant’s services.

3.02          Insurance Benefits:  The Principal, shall be entitled to participate in any plan with respect to medical, dental and other benefits established by the Corporation.  The Corporation agrees that the Principal’s benefits pursuant to any such plans shall be paid for by the Corporation to the extent that the Principal so desires.  The Corporation shall include the Principal as an insured under any directors and officers insurance and errors and omissions insurance it procures.

3.03          Life Insurance:  The Principal agrees to co-operate with the Corporation in the event that it wishes to put into place insurance on his life or key-man insurance, provided that any premiums associated with such insurance shall be paid by the Corporation.

3.04          Other Expenses:  The Consultant shall be entitled to reimbursement for all travelling, entertainment and other expenses incurred by the Consultant on behalf of the Corporation in the course of the performance of his duties, upon production of appropriate receipts and invoices, forthwith after review and approval.

3.05          Indemnity: Subject to limitations imposed by law, the Corporation shall indemnify and hold harmless the Consultant and the Principal to the fullest extent permitted by law from and against any and all claims, damages, expenses (including reasonable attorneys’ fees), judgments, penalties, fines, settlements, and all other liabilities incurred or paid by them in connection with the investigation, defense, prosecution, settlement or appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and to which the Consultant or Principal was or is a party or is threatened to be made a party by reason of the fact that the Consultant or Principal is or was an officer, or agent of the Corporation, or by reason of anything done or not done by the Consultant or the Principal in any such capacity or capacities, provided that the Consultant or Principal acted in good faith, in a manner that was not grossly negligent or constituted willful misconduct and in a manner the Consultant or Principal reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful.  The Corporation also shall pay any and all expenses (including reasonable attorney’s fees) incurred by the Consultant or Principal as a result of being called as a witness in connection with any matter involving the Company and/or any of its officers or directors.  The provisions of this Section 3.05 shall survive the termination or expiration of this Agreement.

3.06           Work Location and Facilities:  Notwithstanding any current or future location of the Corporation’s headquarters or facilities, the Consultant may be located and perform his duties on a day to day basis from Toronto, Canada or such other city as the Consultant chooses, provided that Consultant agrees to travel as necessary from time to time to fulfil his duties.  The Corporation shall provide rental office space in downtown Toronto for use by the Principal when providing Services.

ARTICLE 4
TERMINATION OF AGREEMENT

4.01          Termination by Consultant or Corporation:  The Consultant or Corporation may terminate this agreement by giving at least six (6) month’s advance notice in writing to the other party.

4.02          Termination by Corporation:  Upon any termination of this Agreement, other than termination by the Consultant under Article 4.01, including as a result of any proposed or actual bankruptcy or insolvency of the Corporation, the Corporation shall pay the Consultant all accrued compensation as set out in Article 2 plus a contract termination fee (“Termination Fee”) of US$300,000.  The Consultant may elect to receive the Termination Fee in (i) one lump sum amount in which event such amount shall be payable within ten (10) business days of termination of this Agreement; or (ii) twenty four (24) equal monthly instalments commencing on the first of the month following the termination of the Agreement.  Upon termination, all of the Consultant’s entitlement to purchase common shares under existing stock options will immediately vest.

4.03          Return of Materials:  Upon termination of this Agreement, the Consultant shall immediately deliver to the Corporation all property of the Corporation in the possession of or directly or indirectly under the control of the Consultant.  The Consultant agrees not to make for his personal or business use or that of any other party, reproductions or copies of any such property.

4.04          Change of Control Payment:  In the event of a Change of Control, as hereinafter defined, the Consultant, in addition to any other amounts due under this Agreement, shall receive a lump sum payment equal to (a) US$300,000; plus (b) two times the Consultant’s highest Bonus.

For purposes of this Agreement, Change of Control shall occur when:

(i)      fifty percent or more of the Corporation’s voting stock is acquired by any person, entity or affiliated group;

(ii)     any merger, consolidation or business combination occurs pursuant to which the Corporation is not the surviving corporation or fifty percent (50%) or more of the Corporation’s voting stock is owned or controlled by any person, entity or affiliated group;

(iii)    the Corporation commits an act of bankruptcy, becomes insolvent, makes an assignment or bulk sale of its assets, or proposes a compromise or arrangement to its creditors;

(iv)    any proceeding is commenced with respect to a compromise or arrangement or similar to have the Corporation declared bankrupt or wound up or to have a receiver appointed with respect to any of the assets of the Corporation; or

(v)     there is a liquidation or dissolution of the Corporation or a sale of all or substantially all of the Corporation’s assets.

ARTICLE 5
CONFIDENTIAL INFORMATION

5.01          Confidential Information:  The Consultant hereby agrees to maintain in confidence and not to disclose to any person, corporation, group or organization whatsoever, during the term of this Agreement and for a one year period thereafter, any information respecting the business affairs, prospects, operations or strategic plans respecting the Corporation or its affiliates or subsidiaries gained in the Consultant’s capacity as a consultant to the Corporation or otherwise, and not otherwise publicly available or disclosed.

ARTICLE 6
TERM

6.01          Term: The initial term of this Agreement shall commence at the Effective Time (as such term is defined in the Merger and Plan of Reorganization between Enhance Skin Products Inc. and Age Reversal, Inc. dated XX) and shall continue for a period of 10 years unless terminated in accordance with the provisions of this Agreement.  At the end of the initial term, this Agreement shall renew for successive two (2) year terms, subject to earlier termination in accordance with the terms of this Agreement, unless the Corporation or the Consultant delivers written notice to the other at least six (6) months prior to the expiration date of the then current term.

ARTICLE 7
MISCELLANEOUS PROVISION

7.01          Amendment and Waiver:  No amendment, modification or waiver of any provision of this Agreement or consent to any departure by the parties from any provision of this Agreement is effective unless it is in writing and signed by the parties and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given.

7.02          Further Assurances:  The Consultant and the Corporation shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered such further acts and documents as shall be reasonably required to accomplish the intention of this Agreement.

7.03          Applicable Law and Jurisdiction:  This Agreement and all of the rights and obligations arising herefrom shall be interpreted and applied in accordance with the laws of the Province of Ontario and the courts of the Province of Ontario shall have exclusive jurisdiction to determine all disputes relating to the Agreement and all of the rights and obligations created hereby.  The Consultant and the Corporation hereby irrevocably attorn to the jurisdiction of the courts of the Province of Ontario.

7.04          Other Provisions:  At all times while engaged by the Corporation, the Consultant will at his own expense maintain a valid passport.  The Consultant acknowledges that as a condition of his engagement he will be required to travel to various locations worldwide from time to time to provide Services on behalf of the Corporation.

7.05          Prohibitive Provisions:  In the event that any provision or any part of any provision is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by a court, this Agreement shall be construed as not containing such provision or part of such provisions and the invalidity of such provision or such part shall not affect the validity of any other provision or the remainder of such provision hereof.  All other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

7.06          Notice Provisions:

(a)
Except as otherwise expressly provided herein, all notices shall be in writing and either delivered personally or by registered or certified mail, telex, telegram cable or telecopier.  In the case of the Corporation, notice shall be at the Corporation’s office at 100 King Street West, 56th Floor, Toronto, ON M5X 1C9.  In the case of the Consultant, notice shall be delivered to.

(b)
Any notice that is delivered personally shall be effective when delivered and any notice which is delivered by telex, telecopier, cable or telegram shall be effective on the business day following the day of sending.

(c)	Any notice given by telex, telecopier, cable or telegram shall immediately be confirmed by registered or certified mail.

7.07          Entire Agreement:  This agreement supersedes all prior agreements, oral or written, between the parties hereto with respect to the subject-matter hereof.  This agreement contains the final and entire understanding and agreement between the parties hereto with respect to the subject-matter hereof, and they shall not be bound by any terms, conditions, statements, covenants, representations, or warranties, oral or written, not herein contained with respect to the subject-matter hereof.

7.08          Independent Legal Advice:  The Consultant acknowledges that he has read and understands this agreement, and acknowledges that he has had the opportunity to obtain independent legal advice with respect to it.

7.09          Binding Effect:  This Agreement and all of its provisions shall enure to the benefit of and be binding upon the parties, the successors and assigns of the Corporation and to the heirs, executors and administrators of the Consultant.

IN WITNESS WHEREOF the parties here have caused this Agreement to be executed and delivered as of the date written below.

SIGNED, SEALED AND DELIVERED                              )
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SOLA VENTURES, INC.

Per:
Mark Mansfield
President

Mark Mansfield

ENHANCE SKIN PRODUCTS INC.

Per:

EXHIBIT B

CONSULTING AGREEMENT WITH SAMUEL ASCULAI

CONSULTING AGREEMENT.

B E T W E E N:

BIOSTRATEGIES CONSULTING GROUP INC.
of the City of Toronto
in the Province of Ontario

(hereinafter referred to as the “Consultant”)

-  and -

SAMUEL ASCULAI
of the City of Toronto
in the Province of Ontario

(hereinafter referred to as the “Principal”)

- and  -

ENHANCE SKIN PRODUCTS INC.
a corporation incorporated pursuant to the
laws of the State of Nevada

(hereinafter referred to as the “Corporation”)

WHEREAS the Corporation is desirous of engaging the services of Consultant;

AND WHEREAS the Principal will provide services to the Corporation on behalf of the Consultant;

AND WHEREAS the parties hereto wish to confirm the terms and conditions relating to the Consultant’s engagement with the Corporation and certain rights and benefits of the Principal;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

ARTICLE 1
ENGAGEMENT AND SERVICES

1.01          Engagement. The Corporation hereby engages Consultant to render the consulting services set out in Article 1.03 below, and such other services as may be agreed to in writing between the Corporation and the Consultant from time to time.  Consultant hereby accepts the engagement to provide consulting services to the Corporation on the terms and conditions set forth herein.

1.02          Independent Contractor. Consultant is an independent contractor and is solely responsible for all taxes, withholdings, and other similar statutory obligations, including but not limited to Workers’ Compensation Insurance.

1.03          Consultant will make the Principal available to provide the following services (hereinafter the “Services”) as requested by the Corporation:

A.	overseeing the scientific functions of the Corporation, including basic and applied research projects;

B.	making recommendations on future projects such as new research opportunities or technological ventures;

C.	recruiting qualified researchers, managing personnel and evaluating their performance; and

D.	representing the scientific goals and interests of the Corporation at meetings, conventions and in connection with capital raising efforts.

1.04          The Consultant will ensure the Principal provides thirty five (35) hours of Services per week to the Corporation.

ARTICLE 2
REMUNERATION OF CONSULTANT

2.01          Compensation:  The Consultant’s base compensation shall initially be six thousand United States dollars (US $6,000) per month. Once the Corporation has raised an aggregate total of two million United States dollars (US $2,000,000) of financing, the Consultant’s base compensation shall be increased to ten thousand United States dollars (US $10,000) per month.  At all times, except during the initial period, during the term of this Agreement, the Consultant’s compensation shall be at least equivalent to the salary of the Corporation’s highest paid executive.

2.02          Bonus. During the term of this Agreement, the Consultant shall be entitled to receive on a fiscal year basis a cash bonus (the “Bonus”) from the Corporation determined in the discretion of the Board, provided that such bonus shall not be less than two percent (2%) of the Corporation’s EBITDA.

2.03          Expenses:  The Consultant shall be entitled to reimbursement for all travelling, entertainment and other expenses incurred by the Consultant on behalf of the Corporation in the course of the provision of services, upon production of appropriate receipts and invoices, forthwith after review and approval.

2.04          Stock Option:  At the sole discretion of the Board, the Consultant may be granted options to purchase common shares in the capital of the Corporation in accordance with any Incentive Stock Option Plan, and the current practice of the Corporation with respect to specific terms.  Notwithstanding the foregoing or any other provision of this Agreement, in each year of this Agreement, the Board shall grant to the Consultant at least as many options with at least as favourable an exercise price as are granted to any other person or entity (together with their affiliates) in each year.

ARTICLE 3
BENEFITS

3.01          Service Break:  For six weeks each year, the Consulant shall be entitled to a service break (the “Service Break”).  During the Service Break, the Consultant shall not be required to provide any Services to the Corporation. The Corporation shall pay the Consultant’s regular fees during the Service Break. Any Service Break, or portion thereof, not taken by Consultant during any calendar year may be carried forward for up to two (2) calendar years.  In selecting Service Break times the Consultant undertakes to consider the Corporation’s requirements for Consultant’s services.

3.02          Insurance Benefits:  The Principal, shall be entitled to participate in any plan with respect to medical, dental and other benefits established by the Corporation.  The Corporation agrees that the Principal’s benefits pursuant to any such plans shall be paid for by the Corporation to the extent that the Principal so desires.  The Corporation shall include the Principal as an insured under any directors and officers insurance and errors and omissions insurance it procures.

3.03          Life Insurance:  The Principal agrees to co-operate with the Corporation in the event that it wishes to put into place insurance on his life or key-man insurance, provided that any premiums associated with such insurance shall be paid by the Corporation.

3.04          Other Expenses:  The Consultant shall be entitled to reimbursement for all travelling, entertainment and other expenses incurred by the Consultant on behalf of the Corporation in the course of the performance of his duties, upon production of appropriate receipts and invoices, forthwith after review and approval.

3.05          Indemnity: Subject to limitations imposed by law, the Corporation shall indemnify and hold harmless the Consultant and the Principal to the fullest extent permitted by law from and against any and all claims, damages, expenses (including reasonable attorneys’ fees), judgments, penalties, fines, settlements, and all other liabilities incurred or paid by them in connection with the investigation, defense, prosecution, settlement or appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and to which the Consultant or Principal was or is a party or is threatened to be made a party by reason of the fact that the Consultant or Principal is or was an officer, or agent of the Corporation, or by reason of anything done or not done by the Consultant or the Principal in any such capacity or capacities, provided that the Consultant or Principal acted in good faith, in a manner that was not grossly negligent or constituted willful misconduct and in a manner the Consultant or Principal reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful.  The Corporation also shall pay any and all expenses (including reasonable attorney’s fees) incurred by the Consultant or Principal as a result of being called as a witness in connection with any matter involving the Company and/or any of its officers or directors.  The provisions of this Section 3.05 shall survive the termination or expiration of this Agreement.

3.06          Work Location and Facilities:  Notwithstanding any current or future location of the Corporation’s headquarters or facilities, the Consultant may be located and perform his duties on a day to day basis from Toronto, Canada or such other city as the Consultant chooses, provided that Consultant agrees to travel as necessary from time to time to fulfil his duties.  The Corporation shall provide rental office space in downtown Toronto for use by the Principal when providing Services.

ARTICLE 4
TERMINATION OF AGREEMENT

4.01          Termination by Consultant or Corporation:  The Consultant or Corporation may terminate this agreement by giving at least six (6) month’s advance notice in writing to the other party.

4.02          Termination by Corporation:  Upon any termination of this Agreement, other than termination by the Consultant under Article 4.01, including as a result of any proposed or actual bankruptcy or insolvency of the Corporation, the Corporation shall pay the Consultant all accrued compensation as set out in Article 2 plus a contract termination fee (“Termination Fee”) of US$300,000.  The Consultant may elect to receive the Termination Fee in (i) one lump sum amount in which event such amount shall be payable within ten (10) business days of termination of this Agreement; or (ii) twenty four (24) equal monthly instalments commencing on the first of the month following the termination of the Agreement.  Upon termination, all of the Consultant’s entitlement to purchase common shares under existing stock options will immediately vest.

4.03          Return of Materials:  Upon termination of this Agreement, the Consultant shall immediately deliver to the Corporation all property of the Corporation in the possession of or directly or indirectly under the control of the Consultant.  The Consultant agrees not to make for his personal or business use or that of any other party, reproductions or copies of any such property.

4.04          Change of Control Payment:  In the event of a Change of Control, as hereinafter defined, the Consultant, in addition to any other amounts due under this Agreement, shall receive a lump sum payment equal to (a) US$300,000; plus (b) two times the Consultant’s highest Bonus.

For purposes of this Agreement, Change of Control shall occur when:

(i)      fifty percent or more of the Corporation’s voting stock is acquired by any person, entity or affiliated group;

(ii)     any merger, consolidation or business combination occurs pursuant to which the Corporation is not the surviving corporation or fifty percent (50%) or more of the Corporation’s voting stock is owned or controlled by any person, entity or affiliated group;

(iii)    the Corporation commits an act of bankruptcy, becomes insolvent, makes an assignment or bulk sale of its assets, or proposes a compromise or arrangement to its creditors;

(iv)    any proceeding is commenced with respect to a compromise or arrangement or similar to have the Corporation declared bankrupt or wound up or to have a receiver appointed with respect to any of the assets of the Corporation; or

(v)     there is a liquidation or dissolution of the Corporation or a sale of all or substantially all of the Corporation’s assets.

ARTICLE 5
CONFIDENTIAL INFORMATION

5.01          Confidential Information:  The Consultant hereby agrees to maintain in confidence and not to disclose to any person, corporation, group or organization whatsoever, during the term of this Agreement and for a one year period thereafter, any information respecting the business affairs, prospects, operations or strategic plans respecting the Corporation or its affiliates or subsidiaries gained in the Consultant’s capacity as a consultant to the Corporation or otherwise, and not otherwise publicly available or disclosed.

ARTICLE 6
TERM

6.01          Term: The initial term of this Agreement shall commence at the Closing Date (as such term is defined in the Agreement and Plan of Merger between Enhance Skin Products Inc. and Age Reversal, Inc. dated XX) and shall continue for a period of 10 years unless terminated in accordance with the provisions of this Agreement.  At the end of the initial term, this Agreement shall renew for successive two (2) year terms, subject to earlier termination in accordance with the terms of this Agreement, unless the Corporation or the Consultant delivers written notice to the other at least six (6) months prior to the expiration date of the then current term.

ARTICLE 7
MISCELLANEOUS PROVISION

7.01          Amendment and Waiver:  No amendment, modification or waiver of any provision of this Agreement or consent to any departure by the parties from any provision of this Agreement is effective unless it is in writing and signed by the parties and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given.

7.02          Further Assurances:  The Consultant and the Corporation shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered such further acts and documents as shall be reasonably required to accomplish the intention of this Agreement.

7.03          Applicable Law and Jurisdiction:  This Agreement and all of the rights and obligations arising herefrom shall be interpreted and applied in accordance with the laws of the Province of Ontario and the courts of the Province of Ontario shall have exclusive jurisdiction to determine all disputes relating to the Agreement and all of the rights and obligations created hereby.  The Consultant and the Corporation hereby irrevocably attorn to the jurisdiction of the courts of the Province of Ontario.

7.04          Other Provisions:  At all times while engaged by the Corporation, the Consultant will at his own expense maintain a valid passport.  The Consultant acknowledges that as a condition of his engagement he will be required to travel to various locations worldwide from time to time to provide Services on behalf of the Corporation.

7.05          Prohibitive Provisions:  In the event that any provision or any part of any provision is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by a court, this Agreement shall be construed as not containing such provision or part of such provisions and the invalidity of such provision or such part shall not affect the validity of any other provision or the remainder of such provision hereof.  All other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

7.06          Notice Provisions:

(a)
Except as otherwise expressly provided herein, all notices shall be in writing and either delivered personally or by registered or certified mail, telex, telegram cable or telecopier.  In the case of the Corporation, notice shall be at the Corporation’s office at 100 King Street West, 37th Floor, Toronto, ON M5X 1C9.  In the case of the Consultant, notice shall be delivered to 4 Scarboro Crescent, Toronto, ON M1M 2J2.

(b)
Any notice that is delivered personally shall be effective when delivered and any notice which is delivered by telex, telecopier, cable or telegram shall be effective on the business day following the day of sending.

(c)	Any notice given by telex, telecopier, cable or telegram shall immediately be confirmed by registered or certified mail.

7.07          Entire Agreement:  This agreement supersedes all prior agreements, oral or written, between the parties hereto with respect to the subject-matter hereof.  This agreement contains the final and entire understanding and agreement between the parties hereto with respect to the subject-matter hereof, and they shall not be bound by any terms, conditions, statements, covenants, representations, or warranties, oral or written, not herein contained with respect to the subject-matter hereof.

7.08          Independent Legal Advice:  The Consultant acknowledges that he has read and understands this agreement, and acknowledges that he has had the opportunity to obtain independent legal advice with respect to it.

7.09          Binding Effect:  This Agreement and all of its provisions shall enure to the benefit of and be binding upon the parties, the successors and assigns of the Corporation and to the heirs, executors and administrators of the Consultant.

IN WITNESS WHEREOF the parties here have caused this Agreement to be executed and delivered as of the date written below.

SIGNED, SEALED AND DELIVERED                              )
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BIOSTRATEGIES CONSULTING GROUP INC.

Per:
Samuel Asculai
President

Samuel Asculai

ENHANCE SKIN PRODUCTS INC.

Per:

EXHIBIT C

EMPLOYMENT AGREEMENT WITH DRASKO PUSELJIC

EMPLOYMENT AGREEMENT

B E T W E E N:

DRASKO PUSELJIC
of the City of Toronto
in the Province of Ontario

(hereinafter referred to as the “Executive”)

- and -

ENHANCE SKIN PRODUCTS INC.
a corporation incorporated pursuant to the
laws of the State of Nevada

(hereinafter referred to as the “Corporation”)

WHEREAS the Corporation is desirous of employing the Executive in the position of General Counsel of the Corporation;

AND WHEREAS the parties hereto wish to confirm the terms and conditions relating to the Executive’s employment with the Corporation;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

ARTICLE 1
EMPLOYMENT, DUTIES OF EXECUTIVE AND TERM

1.01          Employment of Executive:  In accordance with the terms and conditions of this Agreement, the Corporation hereby employs the Executive and the Executive hereby accepts employment with the Corporation as its General Counsel.

1.02          Duties of Employment: The Executive shall be responsible for managing legal resources internally and externally, providing legal advice to the Corporation’s management team and board of directors, negotiating and drafting agreements relating to the Corporation’s business where appropriate and co-ordinating with outside counsel where their services are required or desired.

1.03          Term:  The initial term of employment of the Executive shall commence at the Closing Date (as such term is defined in the Agreement and Plan of Merger between Enhance Skin Products Inc. and Age Reversal, Inc. dated XX) and shall continue for a period of 10 years unless terminated in accordance with the provisions of this Agreement.  At the end of the initial term, the term of employment of the Executive shall renew for successive two (2) year terms, subject to earlier termination in accordance with the terms of this Agreement, unless the Corporation or the Executive delivers written notice to the other at least six (6) months prior to the expiration date of the then current term of employment.

ARTICLE 2
REMUNERATION OF EXECUTIVE

2.01          Base Salary:  The Executive’s base salary shall initially be two thousand United States dollars (US$2,000) per month (“Base Salary”) for up to twenty (20) hours of service per month (“Base Hours”).  Once the Corporation has raised an aggregate total of two million United States dollars (US $2,000,000) of financing, the Base Salary shall be increased to five thousand United States dollars (US$5,000) per month and the Base Hours shall be increased to fifty (50) hours of service per month. The Executive shall not have any set hours of work, but shall be reasonably accessible to the Corporation and shall be available to provide the Base Hours of Services per month.  In the event the Corporation requests Services in excess of the Base Hours (“Additional Hours”), Consultant shall use reasonable efforts to provide such Services and shall be compensated by the Corporation for Additional Hours at a rate of US$100 per Additional Hour.

2.02          Review:  The Base Salary will be reviewed by the Board on an annual basis, and may, in the sole discretion of the Board, be increased.

2.03          Product. At the Closing Date and at each anniversary of the Closing Date, the Corporation shall provide to the Executive free-of-charge a one years’ supply of the full line of cosmetic and cosmeceutical products manufactured by or for the Corporation.

2.04          Stock Option:  At the sole discretion of the Board, the Executive may be granted options to purchase common shares in the capital of the Corporation in accordance with any Incentive Stock Option Plan, and the current practice of the Corporation with respect to specific terms.  Notwithstanding the foregoing or any other provision of this Agreement, in each year of this Agreement, the Board shall grant to the Executive at least as many options with at least as favourable an exercise price as are granted to any other person or entity (together with their affiliates) in each year.

2.05          Other Employment.  The Executive shall be free to engage in other employment or to provide consulting services to other parties provided such other employment or consulting services do not conflict with Executive’s duties to the Corporation.

ARTICLE 3
BENEFITS

3.01          Vacation Entitlement:  The Executive’s vacation entitlement shall be six (6) weeks in each year of employment.  Any vacation time not taken by Executive during any calendar year may be carried forward for up to two (2) calendar years.  In selecting vacation time the Executive undertakes to consider the exigencies of his office.

3.02          Insurance Benefits:  The Executive shall be entitled to participate in any plan with respect to medical, dental and other benefits established by the Corporation.  The Corporation agrees that the Executive’s benefits pursuant to any such plans shall be paid for by the Corporation to the extent that the Executive so desires.  The Corporation shall include the Executive as an insured under any officers insurance and errors and omissions insurance it procures.

3.03          Life Insurance:  The Executive agrees to co-operate with the Corporation in the event that it wishes to put into place insurance on his life or key-man insurance, provided that any premiums associated with such insurance shall be paid by the Corporation.

3.04          Other Expenses:  The Executive shall be entitled to reimbursement for all travelling, entertainment and other expenses incurred by the Executive on behalf of the Corporation in the course of the performance of his duties, upon production of appropriate receipts and invoices, forthwith after review and approval.

3.05          Indemnity: Subject to limitations imposed by law, the Corporation shall indemnify and hold harmless the Executive to the fullest extent permitted by law from and against any and all claims, damages, expenses (including reasonable attorneys’ fees), judgments, penalties, fines, settlements, and all other liabilities incurred or paid by him in connection with the investigation, defense, prosecution, settlement or appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and to which the Executive was or is a party or is threatened to be made a party by reason of the fact that the Executive is or was an officer, Executive or agent of the Corporation, or by reason of anything done or not done by the Executive in any such capacity or capacities, provided that the Executive acted in good faith, in a manner that was not grossly negligent or constituted willful misconduct and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The Corporation also shall pay any and all expenses (including reasonable attorney’s fees) incurred by the Executive as a result of the Executive being called as a witness in connection with any matter involving the Corporation and/or any of its officers or directors.  The provisions of this Section 3.05 shall survive the termination or expiration of this Agreement.

3.06          Work Location and Facilities:  Notwithstanding any current or future location of the Corporation’s headquarters or facilities, the Executive shall be located and perform his duties on a day to day basis from his own premises in Toronto, Canada or such other city as the Executive chooses, provided that Executive agrees to travel as necessary from time to time to fulfil his duties.

ARTICLE 4
TERMINATION OF EMPLOYMENT

4.01          Termination by Executive:  The Executive may terminate his employment pursuant to this agreement by giving at least six (6) month’s advance notice in writing to the Corporation.

4.02          Termination with Cause:  The Corporation may terminate the Executive’s employment without notice or payment in lieu thereof, for Cause.  In such event, the Executive shall be entitled to receive any amounts on account of Base Salary or expenses accrued and unpaid to the date of termination.  For the purposes of this agreement Cause shall mean:

(a)	wilful misconduct or gross negligence by the Executive resulting, in either case in material economic harm to the Corporation; or

(b)	fraud, embezzlement or theft of a material nature by the Executive against the Corporation resulting in material economic harm to the Corporation.

An act or failure to act shall not be wilful if done by the Executive in good faith and with the reasonably held belief that such action or failure to act was in the best interest of the Corporation.

4.03          Termination Without Cause:  If the Corporation terminates the Executive’s employment other than for Cause, the Executive shall be entitled to receive all accrued salary plus a severance amount (the “Severance Amount”) equal to three hundred thousand United States dollars (US$300,000). The Executive may elect to receive the Severance Amount in (i) one lump sum amount in which event such amount shall be payable within ten (10) business days of Executive’s termination; or (ii) twenty four (24) equal monthly instalments commencing on the first of the month following the Executive’s termination.  The Corporation shall for a twenty four (24) month period following Executive’s termination, continue at its expense to maintain the Executive as a member of all insurance plans to which Executive is a member under Section 3.02 of this Agreement. Upon termination, all of the Executive’s entitlement to purchase common shares under existing stock options will immediately vest.

4.04          Return of Materials:  As soon as the Executive ceases to be an employee of the Corporation, the Executive shall immediately deliver to the Corporation all property of the Corporation in the possession of or directly or indirectly under the control of the Executive.  The Executive agrees not to make for his personal or business use or that of any other party, reproductions or copies of any such property.

4.05          Change of Control Payment:  In the event of a Change of Control, as hereinafter defined, the Executive shall receive a lump sum payment equal to three hundred thousand United States dollars (US $300,000).

For purposes of this Agreement, Change of Control shall occur when:

(i)     fifty percent or more of the Corporation’s voting stock is acquired by any person, entity or affiliated group;

(ii)    any merger, consolidation or business combination occurs pursuant to which the Corporation is not the surviving corporation or fifty percent (50%) or more of the Corporation’s voting stock is owned or controlled by any person, entity or affiliated group;

(iii)    the Corporation commits an act of bankruptcy, becomes insolvent, makes an assignment or bulk sale of its assets, or proposes a compromise or arrangement to its creditors;

(iv)    any proceeding is commenced with respect to a compromise or arrangement or similar to have the Corporation declared bankrupt or wound up or to have a receiver appointed with respect to any of the assets of the Corporation; or

(v)     there is a liquidation or dissolution of the Corporation or a sale of all or substantially all of the Corporation’s assets.

ARTICLE 5
CONFIDENTIAL INFORMATION

5.01          Confidential Information:  The Executive hereby agrees to maintain in confidence and not to disclose to any person, corporation, group or organization whatsoever, during the term of this Agreement and for a one year period thereafter, any information respecting the business affairs, prospects, operations or strategic plans respecting the Corporation or its affiliates or subsidiaries gained in the Executive’s capacity as an employee of the Corporation or otherwise, and not otherwise publicly available or disclosed.

ARTICLE 6
MISCELLANEOUS PROVISION

6.01          Amendment and Waiver:  No amendment, modification or waiver of any provision of this Agreement or consent to any departure by the parties from any provision of this Agreement is effective unless it is in writing and signed by the parties and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given.

6.02          Further Assurances:  The Executive and the Corporation shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered such further acts and documents as shall be reasonably required to accomplish the intention of this Agreement.

6.03          Applicable Law and Jurisdiction:  This Agreement and all of the rights and obligations arising herefrom shall be interpreted and applied in accordance with the laws of the Province of Ontario and the courts of the Province of Ontario shall have exclusive jurisdiction to determine all disputes relating to the Agreement and all of the rights and obligations created hereby.  The Executive and the Corporation hereby irrevocably attorn to the jurisdiction of the courts of the Province of Ontario.

6.04          Other Provisions:  At all times while engaged by the Corporation, the Executive will at his own expense maintain a valid passport.  The Executive acknowledges that as a condition of his engagement he will be required to travel to various locations worldwide from time to time to carry out his duties on behalf of the Corporation.

6.05           Prohibitive Provisions:  In the event that any provision or any part of any provision is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by a court, this Agreement shall be construed as not containing such provision or part of such provisions and the invalidity of such provision or such part shall not affect the validity of any other provision or the remainder of such provision hereof.  All other provisions thereof which are otherwise lawful and valid shall remain in full force and effect.

6.06          Notice Provisions:

(a)
Except as otherwise expressly provided herein, all notices shall be in writing and either delivered personally or by registered or certified mail, telex, telegram cable or telecopier.  In the case of the Corporation, notice shall be at the Corporation’s office at 100 King Street West, 57th Floor, Toronto, ON M5X 1C9.  In the case of the Executive, notice shall be delivered to the most current address of his residence on file with the Corporation.

(b)
Any notice which is delivered personally shall be effective when delivered and any notice which is delivered by telex, telecopier, cable or telegram shall be effective on the business day following the day of sending.

(c)	Any notice given by telex, telecopier, cable or telegram shall immediately be confirmed by registered or certified mail.

6.07          Entire Agreement:  This agreement supersedes all prior agreements, oral or written, between the parties hereto with respect to the subject-matter hereof.  This agreement contains the final and entire understanding and agreement between the parties hereto with respect to the subject-matter hereof, and they shall not be bound by any terms, conditions, statements, covenants, representations, or warranties, oral or written, not herein contained with respect to the subject-matter hereof.

6.08          Independent Legal Advice:  The Executive acknowledges that he has read and understands this agreement, and acknowledges that he has had the opportunity to obtain independent legal advice with respect to it.

6.09          Binding Effect:  This Agreement and all of its provisions shall enure to the benefit of and be binding upon the parties, the successors and assigns of the Corporation and to the heirs, executors and administrators of the Executive.

IN WITNESS WHEREOF the parties here have caused this Agreement to be executed and delivered as of the date first above written.

SIGNED, SEALED AND DELIVERED                              )
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Drasko Puseljic

ENHANCE SKIN PRODUCTS INC.
Per: Samuel Asculai, President & CEO

EXHIBIT D

CONSULTING AGREEMENT WITH DOUGLAS LEE

CONSULTING AGREEMENT

B E T W E E N:

DOUGLAS LEE

(hereinafter referred to as the “Consultant”)

ENHANCED LIFE TECHNOLOGIES, INC.
a corporation incorporated pursuant to the
laws of the State of Nevada

(hereinafter referred to as the “Corporation”)

WHEREAS the Corporation is desirous of engaging the services of Consultant;

AND WHEREAS the parties hereto wish to confirm the terms and conditions relating to the Consultant’s engagement with the Corporation and certain rights and benefits of the Consultant;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

ARTICLE 1
ENGAGEMENT AND SERVICES

1.01           Engagement. The Corporation hereby engages Consultant to render the consulting services set out in Article 1.03 below, and such other services as may be agreed to in writing between the Corporation and the Consultant from time to time.  Consultant hereby accepts the engagement to provide consulting services to the Corporation on the terms and conditions set forth herein.

1.02           Independent Contractor. Consultant is an independent contractor and is solely responsible for all taxes, withholdings, and other similar statutory obligations, including but not limited to Workers’ Compensation Insurance.

1.03           Consultant will make the Principal available to provide the following services (hereinafter the “Services”) as requested by the Corporation:

A.      Overseeing the accounting, financial and administrative functions of the Company;

B.       preparing all regulatory filings; and

C.       supporting management’s capital sourcing activities.

1.04           The Consultant will ensure the Principal provides forty (40) hours of Services per week to the Corporation.

ARTICLE 2
REMUNERATION OF CONSULTANT

2.01           Compensation:  The Consultant’s base compensation shall initially be six thousand United States dollars (US $6,000) per month.  Once the Corporation has raised an aggregate total of two million United States dollars (US $2,000,000) of financing during the term of this Agreement, the Consultant’s base compensation shall be increased to seven thousand five hundred United States dollars (US $7,500) per month.

Bonus. During the term of this Agreement, the Consultant shall be entitled to receive on a fiscal year basis a cash bonus (the “Bonus”) from the Corporation determined in the discretion of the Board.

2.03           Expenses:  The Consultant shall be entitled to reimbursement for all travelling, entertainment and other expenses incurred by the Consultant on behalf of the Corporation in the course of the provision of services, upon production of appropriate receipts and invoices, forthwith after review and approval.

2.04           Stock Option:  At the sole discretion of the Board, the Consultant may be granted options to purchase common shares in the capital of the Corporation in accordance with any Incentive Stock Option Plan, and the current practice of the Corporation with respect to specific terms.

ARTICLE 3
BENEFITS

3.01           Service Break:  For six weeks each year, the Consultant shall be entitled to a service break (the “Service Break”).  During the Service Break, the Consultant shall not be required to provide any Services to the Corporation. The Corporation shall pay the Consultant’s regular fees during the Service Break. Any Service Break, or portion thereof, not taken by Consultant during any calendar year may be carried forward for up to two (2) calendar years.  In selecting Service Break times the Consultant undertakes to consider the Corporation’s requirements for Consultant’s services.

3.02           Insurance Benefits:  The Principal, shall be entitled to participate in any plan with respect to medical, dental and other benefits established by the Corporation.  The Corporation agrees that the Principal’s benefits pursuant to any such plans shall be paid for by the Corporation to the extent that the Principal so desires.  The Corporation shall include the Principal as an insured under any directors and officers insurance and errors and omissions insurance it procures.

3.03           Life Insurance:  The Principal agrees to co-operate with the Corporation in the event that it wishes to put into place insurance on his life or key-man insurance, provided that any premiums associated with such insurance shall be paid by the Corporation.

3.04           Other Expenses:  The Consultant shall be entitled to reimbursement for all travelling, entertainment and other expenses incurred by the Consultant on behalf of the Corporation in the course of the performance of his duties, upon production of appropriate receipts and invoices, forthwith after review and approval.

3.05           Indemnity: Subject to limitations imposed by law, the Corporation shall indemnify and hold harmless the Consultant and the Principal to the fullest extent permitted by law from and against any and all claims, damages, expenses (including reasonable attorneys’ fees), judgments, penalties, fines, settlements, and all other liabilities incurred or paid by them in connection with the investigation, defense, prosecution, settlement or appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and to which the Consultant or Principal was or is a party or is threatened to be made a party by reason of the fact that the Consultant or Principal is or was an officer, or agent of the Corporation, or by reason of anything done or not done by the Consultant or the Principal in any such capacity or capacities, provided that the Consultant or Principal acted in good faith, in a manner that was not grossly negligent or constituted willful misconduct and in a manner the Consultant or Principal reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful.  The Corporation also shall pay any and all expenses (including reasonable attorney’s fees) incurred by the Consultant or Principal as a result of being called as a witness in connection with any matter involving the Company and/or any of its officers or directors.  The provisions of this Section 3.05 shall survive the termination or expiration of this Agreement.

ARTICLE 4
TERMINATION OF AGREEMENT

4.01           Termination by Consultant or Corporation:  The Consultant or Corporation may terminate this agreement by giving at least six (6) month’s advance notice in writing to the other party.

4.02           Termination by Corporation:  Upon any termination of this Agreement, other than termination by the Consultant under Article 4.01, including as a result of any proposed or actual bankruptcy or insolvency of the Corporation, the Corporation shall pay the Consultant all accrued compensation as set out in Article 2 plus a contract termination fee (“Termination Fee”) of US$300,000.  The Consultant may elect to receive the Termination Fee in (i) one lump sum amount in which event such amount shall be payable within ten (10) business days of termination of this Agreement; or (ii) twenty four (24) equal monthly instalments commencing on the first of the month following the termination of the Agreement.  Upon termination, all of the Consultant’s entitlement to purchase common shares under existing stock options will immediately vest.

4.03           Return of Materials:  Upon termination of this Agreement, the Consultant shall immediately deliver to the Corporation all property of the Corporation in the possession of or directly or indirectly under the control of the Consultant.  The Consultant agrees not to make for his personal or business use or that of any other party, reproductions or copies of any such property.

4.04           Change of Control Payment:  In the event of a Change of Control, as hereinafter defined, the Consultant, in addition to any other amounts due under this Agreement, shall receive a lump sum payment equal to (a) US$150,000; plus (b) two times the Consultant’s highest Bonus.

For purposes of this Agreement, Change of Control shall occur when:

  (i)      fifty percent or more of the Corporation’s voting stock is acquired by any person, entity or affiliated group;

  (ii)     any merger, consolidation or business combination occurs pursuant to which the Corporation is not the surviving corporation or fifty percent (50%) or more of the Corporation’s voting stock is owned or controlled by any person, entity or affiliated group;

  (iii)    the Corporation commits an act of bankruptcy, becomes insolvent, makes an assignment or bulk sale of its assets, or proposes a compromise or arrangement to its creditors;

  (iv)    any proceeding is commenced with respect to a compromise or arrangement or similar to have the Corporation declared bankrupt or wound up or to have a receiver appointed with respect to any of the assets of the Corporation; or

  (v)     there is a liquidation or dissolution of the Corporation or a sale of all or substantially all of the Corporation’s assets.

ARTICLE 5
CONFIDENTIAL INFORMATION

5.01           Confidential Information:  The Consultant hereby agrees to maintain in confidence and not to disclose to any person, corporation, group or organization whatsoever, during the term of this Agreement and for a one year period thereafter, any information respecting the business affairs, prospects, operations or strategic plans respecting the Corporation or its affiliates or subsidiaries gained in the Consultant’s capacity as a consultant to the Corporation or otherwise, and not otherwise publicly available or disclosed.

ARTICLE 6
TERM

6.01           Term: The initial term of this Agreement shall commence at the Effective Time (as such term is defined in the Agreement and Plan of Merger between Enhance Skin Products Inc. and Age Reversal, Inc. dated XX) and shall continue for a period of 10 years unless terminated in accordance with the provisions of this Agreement.  At the end of the initial term, this Agreement shall renew for successive two (2) year terms, subject to earlier termination in accordance with the terms of this Agreement, unless the Corporation or the Consultant delivers written notice to the other at least six (6) months prior to the expiration date of the then current term.

ARTICLE 7
MISCELLANEOUS PROVISION

7.01           Amendment and Waiver:  No amendment, modification or waiver of any provision of this Agreement or consent to any departure by the parties from any provision of this Agreement is effective unless it is in writing and signed by the parties and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given.

7.02           Further Assurances:  The Consultant and the Corporation shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered such further acts and documents as shall be reasonably required to accomplish the intention of this Agreement.

7.03           Applicable Law and Jurisdiction:  This Agreement and all of the rights and obligations arising herefrom shall be interpreted and applied in accordance with the laws of the State of California and the courts of the State of California shall have exclusive jurisdiction to determine all disputes relating to the Agreement and all of the rights and obligations created hereby.  The Consultant and the Corporation hereby irrevocably attorney to the jurisdiction of the courts of the State of California.

7.04           Other Provisions:  At all times while engaged by the Corporation, the Consultant will at his own expense maintain a valid passport.  The Consultant acknowledges that as a condition of his engagement he may be required to travel to various locations worldwide from time to time to provide Services on behalf of the Corporation.

7.05           Prohibitive Provisions:  In the event that any provision or any part of any provision is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by a court, this Agreement shall be construed as not containing such provision or part of such provisions and the invalidity of such provision or such part shall not affect the validity of any other provision or the remainder of such provision hereof.  All other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

7.06           Notice Provisions:

(a)
Except as otherwise expressly provided herein, all notices shall be in writing and either delivered personally or by registered or certified mail, telex, telegram cable or telecopier.  In the case of the Corporation, notice shall be at the Corporation’s office at 100 King Street West, 56th Floor, Toronto, ON M5X 1C9.  In the case of the Consultant, notice shall be delivered to .

(b)
Any notice that is delivered personally shall be effective when delivered and any notice which is delivered by telex, telecopier, cable or telegram shall be effective on the business day following the day of sending.

(c)	Any notice given by telex, telecopier, cable or telegram shall immediately be confirmed by registered or certified mail.

7.07           Entire Agreement:  This agreement supersedes all prior agreements, oral or written, between the parties hereto with respect to the subject-matter hereof.  This agreement contains the final and entire understanding and agreement between the parties hereto with respect to the subject-matter hereof, and they shall not be bound by any terms, conditions, statements, covenants, representations, or warranties, oral or written, not herein contained with respect to the subject-matter hereof.

7.08           Independent Legal Advice:  The Consultant acknowledges that he has read and understands this agreement, and acknowledges that he has had the opportunity to obtain independent legal advice with respect to it.

7.09           Binding Effect:  This Agreement and all of its provisions shall enure to the benefit of and be binding upon the parties, the successors and assigns of the Corporation and to the heirs, executors and administrators of the Consultant.

  IN WITNESS WHEREOF the parties here have caused this Agreement to be executed and delivered as of the date written below.

SIGNED, SEALED AND DELIVERED                              )
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Douglas Lee

ENHANCE SKIN PRODUCTS INC.

Per:

APPENDIX B

AMENDMENT TO AGREEMENT AND PLAN OF MERGER

AMENDMENT TO
AGREEMENT AND PLAN OF MERGER BY AND BETWEEN
AGE REVERSAL, INC.,
A MARYLAND CORPORATION AND
ENHANCE SKIN PRODUCTS INC.,
A NEVADA CORPORATION

THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER is made and entered into as of August 31, 2012, by and between Age Reversal, Inc., a Maryland corporation (“ARI”), and Enhance Skin Products Inc., a Nevada corporation (“ESP”) (“Amendment”).  Those capitalized terms used in this Amendment which are not defined in this Amendment shall have the definitions and meanings specified by the provisions of the Merger Agreement (defined hereinafter).

RECITALS

A.
On June 19, 2012, ESP and ARI entered into a written Agreement and Plan of Merger, pursuant to which ARI and ESP agreed to enter into a business combination transaction by means of a merger, pursuant to which ARI will merge with and into ESP and ESP will be the surviving entity and the existence of ARI as a separate entity will cease (the “Merger Agreement”).

B.
The provisions of Subsection 1.5(a) of the Merger Agreement specify, in relevant part, that “At the Effective Time, each issued and outstanding share of ARI’s common stock, $.001 par value per share (the ‘ARI Common Stock’) shall, by virtue of the Merger, be converted automatically, into the right to receive 5.03 fully paid and non-assessable shares of common stock, par value $.001 per share of ESP (the ‘ESP Common Stock’), which shares of ESP Common Stock issuable pursuant to this subsection when combined with those 1,220,424 shares of ESP Common Stock issuable upon the exercise of those warrants specified in Section 1.5(b) shall in the aggregate equal approximately 80% of the fully diluted outstanding shares of ESP Common Stock immediately after the Closing.”

C.
The provisions of Subsection 1.5(b) of the Merger Agreement specify, in relevant part, “As result of the Merger, those warrant obligations shall be assumed by ESP and the total number of shares of ESP Common Stock issuable upon the exercise of such warrants shall be adjusted based on the conversion ratio of 5.03, which is applicable to all ARI shareholders as specified in Subsection 1.5(a) above, such that after the Merger, ESP shall be obligated to issue warrants to those consultants, advisors and directors exercisable for an aggregate of 1,220,424 shares of ESP Common Stock and the exercise price of those warrants shall be equal to the average trading price of ESP Common Stock for the ten (10) trading days immediately preceding the date of exercise of those warrants.”

D.
The provisions of Subsection 7.1(b) of the Merger Agreement specify, in relevant part, that the Merger Agreement may be terminated at any time prior to the Closing “by either ARI or ESP if the Merger shall not have been consummated by August 31, 2012 (the ‘Outside Closing Date’)…”

E.
The provisions of Section 8.13 of the Merger Agreement specify that the Merger Agreement may be amended by all of the parties thereto at any time by execution of an instrument in writing signed on behalf of each of those parties.

F.
ARI and ESP desire to amend the provisions of Subsection 1.5(a) of the Merger Agreement to specify that at the Effective Time, each issued and outstanding share of ARI’s common stock, $.001 par value per share shall, by virtue of the Merger, be converted automatically, into the right to receive 4.92 fully paid and non-assessable shares of common stock, par value $.001 per share of ESP, which shares of ESP Common Stock issuable pursuant to that subsection when combined with 1,193,124 shares of ESP Common Stock issuable upon the exercise of those warrants specified in Subsection 1.5(b) of the Merger Agreement shall in the aggregate equal approximately 80% of the fully diluted outstanding shares of ESP Common Stock immediately after the Closing.

G.
ARI and ESP desire to amend the provisions of Subsection 1.5(b) of the Merger Agreement to specify as result of the Merger, the warrant obligations to be assumed by ESP and the total number of shares of ESP Common Stock issuable upon the exercise of such warrants shall be adjusted based on the conversion ratio of 4.92 which is applicable to all ARI shareholders as specified in Subsection 1.5(a) of the Merger Agreement, such that after the Merger, ESP shall be obligated to issue warrants to certain consultants, advisors and directors exercisable for an aggregate of 1,193,124 shares of ESP Common Stock and the exercise of those warrants shall be equal to the average trading price of ESP Common Stock for the ten (10) trading days immediately preceding the date of exercise of those warrants.

H.
ARI and ESP desire to amend the provisions of that Subsection 7.1(b) to specify that the Merger Agreement may be terminated at any time prior to the Closing by either ARI or ESP if the Merger shall not have been consummated by October 31, 2012.

NOW, THEREFORE, in consideration of the covenants, promises and representations specified herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, with the intent to be obligated legally and equitably and amend the above-specified provisions of the Merger Agreement, the parties hereto agree as follows:

1.
Change of Conversion Ratio.  The provisions of Subsection 1.5(a) of the Merger Agreement shall be, and hereby are, amended in their entirety to specify:

“a.           Conversion of ARI Common Stock; Issuance of ESP Common Stock to ARI Shareholders. At the Effective Time, each issued and outstanding share of ARI’s common stock, $.001 par value per share (the ‘ARI Common Stock’) shall, by virtue of the Merger, be converted automatically, into the right to receive 4.92 fully paid and nonassessable shares of common stock, par value $.001 per share, of ESP (the ‘ESP Common Stock’), which shares of ESP Common Stock issuable pursuant to this subsection when combined with those 1,193,124 shares of ESP Common Stock issuable upon the exercise of those warrants specified in Subsection 1.5(b) of this Agreement shall in the aggregate equal approximately eighty percent (80%) of the fully diluted outstanding shares of ESP Common Stock immediately after the Closing.”

2.
Change of Number of Warrants Assumed by ESP.  The provisions of Subsection 1.5(b) of the Merger Agreement shall be, and hereby are, amended in their entirety to specify:

“b.           Assumption by ESP of ARI warrants.  As of the date of this Agreement, ARI is obligated to issue warrants to certain consultants, advisors, and directors for services performed, which warrants are exercisable into a total of 242, 583 shares of ARI Common Stock.  As result of the Merger, those warrant obligations shall be assumed by ESP, and the total number of shares of ESP Common Stock issuable upon the exercise of such warrants shall be adjusted based on the conversion ratio of 4.92, which is applicable to all ARI shareholders as specified in Subsection 1.5(a) above, such that after the Merger, ESP shall be obligated to issue warrants to those consultants, advisors, and directors exercisable for an aggregate of 1,193,124 shares of ESP Common Stock and the exercise price of those warrants shall be equal to the average trading price of ESP Common Stock for the ten (10) trading days immediately preceding the date of exercise of those warrants.  Those warrants shall expire on June 25, 2017.”

3.
Change of “Outside Closing Date”. The provisions of Subsection 7.1(b) of the Merger Agreement shall be, and hereby are, amended in their entirety to specify:

“b.           by either ARI or ESP if the Merger shall not have been consummated by October 31, 2012, (the ‘Outside Closing Date’); provided, however, that the right to terminate this Agreement under this Subsection 7.1(b) shall not be available to any party whose action or failure to act has been a proximate cause of or resulted in the failure of the Merger to occur on or before the Outside Closing Date and such action or failure to act constitutes a breach of this Agreement (a ‘Breach’); provided, further, however, that so long as ESP has not committed a Breach, then ARI shall promptly and in any event within five (5) Business Days pay ESP in cash an amount equal to all of ESP’s expenses, costs and other amounts, including, without limitation, attorneys’ and accountants’ fees and cost, which amount shall not exceed $40,000 (the ‘ESP Expense Reimbursement Obligation’).”

4.
Counterparts; Electronic Delivery.  This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same document and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.  Delivery by facsimile or electronic transmission to counsel for the other party of a counterpart executed by a party shall be deemed to meet the requirements of the previous sentence.

5.
Entire Agreement.  This Amendment, the Merger Agreement and the schedules, including, but not limited to, the Disclosure Schedules, and exhibits to the Merger Agreement are the final written expression and the complete and exclusive statement of all the agreements, conditions, promises, representations, warranties and covenants by and between and among the parties to the Merger Agreement with respect to the subject matter of the Merger Agreement; and this Amendment, the Merger Agreement and the schedules and exhibits to the Merger Agreement supersede all prior or contemporaneous agreements, negotiations, representations, warranties, covenants, understandings and discussions by and between and among the parties to the Merger Agreement, their respective representatives, and any other Person, with respect to the subject matter specified in the Merger Agreement.  Each of the parties hereto represents, warrants and covenants that in executing this Amendment that such party has relied solely on the terms, conditions and provisions specified in this Amendment, the Merger Agreement and the schedules and exhibits to the Merger Agreement.  Each of the parties hereto additionally represents, warrants and covenants that in executing and delivering this Amendment such party has placed no reliance whatsoever on any statement, representation, warranty, covenant or promise of the other party, or any other Person, not specified expressly in this Amendment, the Merger Agreement and the schedules and exhibits to the Merger Agreement, or upon the failure of any party or any other person to make any statement, representation, warranty, covenant or disclosure of any nature whatsoever.  The parties hereto have included this section to preclude (i) any claim that any party was in any manner whatsoever induced fraudulently to enter into, execute and deliver this Amendment, and (ii) the introduction of parol evidence to vary, interpret, supersede, modify, amend, annul, supplement or contradict the terms, conditions and provisions of this Amendment, the Merger Agreement and the schedules and exhibits to the Merger Agreement.  No provision of any schedule or exhibit to the Merger Agreement shall supersede or annul the terms and provisions of this Amendment, unless the matter specified in any such schedule or exhibit shall explicitly so provide to the contrary.  In the event of ambiguity in meaning or understanding among the provisions of this Amendment and the Merger Agreement or any schedule or exhibit to the Merger Agreement, the provisions of this Amendment shall prevail and control in all instances.

6.
Affirmation of Merger Agreement.  Except as specified in this Amendment, the terms, conditions and provisions of the Merger Agreement shall be, and hereby are, ratified, affirmed and confirmed as the agreement of ESP and ARI regarding the matters specified by those terms, conditions and provisions.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

Enhance Skin Products Inc.	Age Reversal, Inc.

/s/ Samuel Asculai	/s/ David Kekich
Name: Samuel Asculai	Name: David Kekich
Title: Chief Executive Officer	Title: Chief Executive Officer

APPENDIX C

AMENDED AND RESTATED ARTICLES OF INCORPORATION

AMENDED RESTATED ARTICLES OF INCORPORATION
OF
ENHANCE SKIN PRODUCTS INC.

1.           The name of this corporation is Enhanced Life Technologies, Inc.

2.           The name and address of this corporation’s resident agent are Nevada Agency and Trust Company, 50 West Liberty Street, Suite 880, Reno, Nevada 89501.

3.           The total number of shares of capital stock which may be issued by this corporation is one hundred million (100,000,000), which shares shall be Common Stock, par value $.001.

3.1           On the date of filing of these Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada, every fifty (50) outstanding shares of this corporation's previously authorized Common Stock, par value $.001 (the "Old Common Stock"), shall be reclassified and converted into one (1) validly issued, fully paid and nonassessable share of Common Stock, par value $.001 (the "New Common Stock").  Each certificate representing shares of the Old Common Stock shall thereafter represent the number of shares of the New Common Stock into which the shares of the Old Common Stock represented by such certificate are reclassified and converted hereby; provided, however, that each person of record on ________, 2012, holding a stock certificate or certificates that represents shares of the Old Common Stock shall receive, upon surrender of stock certificate or certificates, a new certificate or certificates representing the number of shares of the New Common Stock to which such person is entitled.  No cash will be paid or distributed as a result of that reverse stock split of this corporation's outstanding shares of Common Stock, and no fractional shares will be issued.  All fractional shares which would otherwise be required to be issued as a result of that reverse stock split will be rounded up to the nearest whole share.

4.           The purpose of this corporation is to engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes.

IN WITNESS WHEREOF, Enhance Skin Products Inc. has caused its President to execute these Amended and Restated Articles of Incorporation of Enhance Skin Products Inc. on this ____ day of July, 2012.

/s/
Samuel S. Asculai
President

APPENDIX C

DISSENTERS’ RIGHTS PURSUANT

RIGHTS OF DISSENTING OWNERS

NRS 92A.300  Definitions.  As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

(Added to NRS by 1995, 2086)

NRS 92A.305  “Beneficial stockholder” defined.  “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

(Added to NRS by 1995, 2087)

NRS 92A.310  “Corporate action” defined.  “Corporate action” means the action of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.315  “Dissenter” defined.  “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320  “Fair value” defined.  “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

1.  Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

2.  Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

3.  Without discounting for lack of marketability or minority status.

(Added to NRS by 1995, 2087; A 2009, 1720)

NRS 92A.325  “Stockholder” defined.  “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.330  “Stockholder of record” defined.  “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.335  “Subject corporation” defined.  “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

(Added to NRS by 1995, 2087)

NRS 92A.340  Computation of interest.  Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

(Added to NRS by 1995, 2087; A 2009, 1721)

NRS 92A.350  Rights of dissenting partner of domestic limited partnership.  A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.360  Rights of dissenting member of domestic limited-liability company.  The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.370  Rights of dissenting member of domestic nonprofit corporation.

1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

(Added to NRS by 1995, 2088)

NRS 92A.380  Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1.  Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

(c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

(f) Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of a fraction of a share except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.

2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

3.  Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.

(Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438; 2009, 1721; 2011, 2814)

NRS 92A.390  Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1.  There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

(a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

(b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value,

Ê unless the articles of incorporation of the corporation issuing the class or series provide otherwise.

2.  The applicability of subsection 1 must be determined as of:

(a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

(b) The day before the effective date of such corporate action if there is no meeting of stockholders.

3.  Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

4.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5.  There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

(Added to NRS by 1995, 2088; A 2009, 1722)

NRS 92A.400  Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:

(a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

(Added to NRS by 1995, 2089; A 2009, 1723)

NRS 92A.410  Notification of stockholders regarding right of dissent.

1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

2.  If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

(Added to NRS by 1995, 2089; A 1997, 730; 2009, 1723)

NRS 92A.420  Prerequisites to demand for payment for shares.

1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

(b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

2.  If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3.  A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204; 2009, 1723)

NRS 92A.430  Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1.  The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

2.  The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2089; A 2005, 2205; 2009, 1724)

NRS 92A.440  Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1.  A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

(a) Demand payment;

(b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

2.  If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

3.  Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4.  A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5.  The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189; 2009, 1724)

NRS 92A.450  Uncertificated shares: Authority to restrict transfer after demand for payment.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

(Added to NRS by 1995, 2090; A 2009, 1725)

NRS 92A.460  Payment for shares: General requirements.

1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the subject corporation’s principal office is located;

(b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

Ê The court shall dispose of the complaint promptly.

2.  The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares; and

(c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

(Added to NRS by 1995, 2090; A 2007, 2704; 2009, 1725)

NRS 92A.470  Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1.  A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2.  To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment, the subject corporation shall notify the dissenters described in subsection 1:

(a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

(c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

(d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

3.  Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4.  Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

(Added to NRS by 1995, 2091; A 2009, 1725)

NRS 92A.480  Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1.  A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

2.  A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

(Added to NRS by 1995, 2091; A 2009, 1726)

NRS 92A.490  Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1.  If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

2.  A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

(Added to NRS by 1995, 2091; A 2007, 2705; 2009, 1727; 2011, 2815)

NRS 92A.500  Assessment of costs and fees in certain legal proceedings.

1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.  To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

(Added to NRS by 1995, 2092; A 2009, 1727)